UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.            )

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dMY Technology Group, Inc.

(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2020

DMY TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of dMY Technology Group, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2020 (the “Original Current Report”), in which the Company reported, among other events, the execution of the Business Combination Agreement (as defined in the Original Current Report). Item 1.01, Item 3.02 and Item 7.01 of the Original Current Report remain unchanged. Interested parties should refer to the Original Current Report for Item 1.01, Item 3.02 and Item 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of July 27, 2020, by and between the Company, Rush Street Interactive, LP, the sellers set forth on the signatures pages thereto, dMY Sponsor, LLC and Rush Street Interactive GP, LLC.

10.1	Amended Insider Letter, dated as of July 27, 2020, by and between the Company, dMY Sponsor, LLC, Rush Street Interactive, LP, Rush Street Interactive GP, LLC and the other parties thereto.

10.2	Form of Fidelity Subscription Agreement.

10.3	Form of Other Subscription Agreements.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC.

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

Dated: July 27, 2020

Exhibit 2.1

BUSINESS COMBINATION AGREEMENT

by and among

DMY TECHNOLOGY GROUP, INC.,

RUSH STREET INTERACTIVE, LP,

THE SELLERS SIGNATORY HERETO,

DMY SPONSOR, LLC

and

RUSH STREET INTERACTIVE GP, LLC, IN ITS CAPACITY

AS THE SELLERS’ REPRESENTATIVE HEREUNDER

DATED AS OF JULY 27, 2020

EXHIBITS

Exhibit A – Buyer A&R Certificate of Incorporation

Exhibit B – Buyer A&R Bylaws

Exhibit C – Founder Holders Forfeiture Agreement

Exhibit D – Company A&R LPA

Exhibit E – Tax Receivable Agreement

Exhibit F – Investor Rights Agreement

Exhibit G – Company and Sellers Bring-Down Certificate

Exhibit H – Buyer Bring-Down Certificate

Exhibit I – Unit Power

Exhibit J – Amended Sponsor Letter

Exhibit K – Services Agreement

Exhibit L – Example Pro Forma Calculations

Exhibit M – GP Company LLCA

i

BUSINESS COMBINATION AGREEMENT

This Business Combination Agreement (this “Agreement”) is made and entered into as of July 27, 2020 (the “Effective Date”), by and among (i) dMY Technology Group, Inc., a Delaware corporation (the “Buyer”), (ii) Rush Street Interactive, LP, a Delaware limited partnership (the “Company”), (iii) the sellers set forth on the signatures pages hereto (collectively, the “Sellers” and each, a “Seller”), (iv) dMY Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and (v) Rush Street Interactive GP, LLC, a Delaware limited liability company, in its capacity as the Sellers’ Representative (in such capacity, the “Sellers’ Representative”). Each of the Buyer, the Company, the Sponsor, the Sellers’ Representative and each Seller is also referred to herein as a “Party” and, collectively, as the “Parties”.

RECITALS

(A)	WHEREAS, as of immediately prior to the Closing on the Effective Date, the Sellers are the record and beneficial owners of one hundred percent (100%) of the issued and outstanding Company Interests;

(B)

WHEREAS, the Buyer is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

(C)

WHEREAS, not later than immediately prior to the Closing, the Buyer will amend and restate (i) the Buyer Certificate of Incorporation by adopting the Second Amended and Restated Certificate of Incorporation of Buyer substantially in the form attached hereto as Exhibit A (the “Buyer A&R Certificate of Incorporation”) and (ii) the Buyer Bylaws by adopting the Amended and Restated Bylaws of Buyer substantially in the form attached hereto as Exhibit B (the “Buyer A&R Bylaws”), to (among other things) establish a structure containing Buyer Class A Common Stock, which will carry such economic and voting rights as set forth in the Buyer A&R Certificate of Incorporation and Buyer A&R Bylaws, and Buyer Class V Voting Stock, which will carry only such voting rights as set forth in the Buyer A&R Certificate of Incorporation and Buyer A&R Bylaws;

(D)

WHEREAS, pursuant to the terms and conditions of the Buyer Certificate of Incorporation, in connection with the Closing, all then-outstanding shares of Buyer Class B Common Stock will be converted into shares of Buyer Class A Common Stock (after giving effect to the Amended Sponsor Letter (as defined below)) on a one-for-one basis and into an aggregate number of 5,750,000 shares of Buyer Class A Common Stock (the “Buyer Class B Common Stock Conversion”);

(E)

WHEREAS, in connection with Closing, on the Closing Date (i) the Founder Holders (on a pro rata basis) will collectively subject one million two hundred twelve thousand eight hundred thirteen (1,212,813) shares of Buyer Class A Common Stock held by them that formerly constituted shares of Buyer Class B Common Stock held by the Founder Holders (the “Founder Holders Earnout Shares”) to certain restrictions and potential forfeiture pending the achievement (if any) of certain earnout targets pursuant to the terms of this Agreement; (ii) the Founder Holders will agree to forfeit for no consideration up to one million two hundred five thousand nine hundred thirty-seven (1,205,937) shares of Buyer

Class A Common Stock in the aggregate (the “Founder Holders Forfeiture Shares”) to the extent that the Aggregate Available Cash does not equal at least two hundred forty five million dollars ($245,000,000), as more fully set forth in, and subject to the terms and conditions of a Founder Holders Forfeiture Agreement, by and among the Founder Holders, the Sellers’ Representative and the Buyer, in the form attached hereto as Exhibit C (the “Founder Holders Forfeiture Agreement”);

(F)

WHEREAS, as of the date hereof, the Founder Holders have agreed, at and conditioned upon the Closing, to waive any and all anti-dilution rights described in Buyer’s Certificate of Incorporation or otherwise with respect to the shares of Buyer Class A Common Stock (that formerly constituted shares of Buyer Class B Common Stock held by the Founder Holders) held by the Founder Holders, as more fully set forth in, and subject to the terms and conditions of, an Amendment to Sponsor Letter and Founder Holders’ Representative Appointment, by and between the Founder Holders, the Sellers’ Representative, the Company and the Buyer, in the form attached hereto as Exhibit J (the “Amended Sponsor Letter”);

(G)

WHEREAS, in connection with Closing, on the Closing Date, the Buyer will subject one million two hundred twelve thousand eight hundred thirteen (1,212,813) Issued Company Units (the “Buyer Earnout Company Units”) to certain restrictions and potential forfeiture pending the achievement (if any) of certain earnout targets pursuant to the terms of this Agreement;

(H)

WHEREAS, prior to the Closing, the Company will effectuate a recapitalization, pursuant to which all Common A-1 Company Units, the Common A-2 Company Units, the Common B-1 Company Units, the Common B-2 Company Units and the Preferred Company Units held by the Sellers will be converted or exchanged (whether by direct exchange, merger or otherwise) into a number of Company Units designated as “Class A Common Units” in the amounts determined in accordance with the Recapitalization Agreement and to be set forth in the Company A&R LPA (as defined below), the result of which will be that the Sellers will collectively hold a single class of Company Units as of immediately prior to the Closing (the “Recapitalization”);

(I)

WHEREAS, as promptly as practicable but by no later than the third (3rd) Business Day following the Effective Date, the Buyer will (A) (i) form the GP Company as further described in Section 7.22, for purposes of acting as the general partner of the Company from and after the Closing and holding the non-economic general partner Equity Interests of the Company, and (ii) cause the GP Company and the Buyer to enter into a limited liability agreement of the GP Company in the form attached hereto as Exhibit L (the “GP Company LLCA”) and (B) form the Additional Special Limited Partner as further described in Section 7.23, for the purposes set forth therein;

(J)

WHEREAS, in connection with the adoption of the Buyer A&R Certificate of Incorporation and Buyer A&R Bylaws, the Buyer will change its name from “dMY Technology Group, Inc.” to “Rush Street Interactive, Inc.” (the “Name Change”);

(K)

WHEREAS, simultaneously with the Closing, the Sellers shall amend and restate the Company’s LPA by adopting the Amended and Restated Limited Partnership Agreement of the Company in the form attached hereto as Exhibit D (the “Company A&R LPA”) to, among other things, reflect the Recapitalization, to permit the issuance and ownership of the Equity Interests of the Company as contemplated to be issued and owned upon consummation of the transactions contemplated by this Agreement (collectively, the “Company Units”), admit the GP Company as the general partner of the Company, otherwise amend and restate the rights and preferences of the Company Units and set forth the rights and preferences of the Company Units, and establish the ownership of the Company Units by the Persons indicated in the Company A&R LPA, in each case, as set forth in the Company A&R LPA;

(L)

WHEREAS, in connection with Closing, on the Closing Date, the Sellers (on a pro rata basis) will collectively subject (i) fifteen million (15,000,000) Retained Company Units held by them (the “Sellers Earnout Company Units” and together with the Buyer Earnout Company Units, the “Earnout Company Units”) and (ii) fifteen million (15,000,000) shares of the Buyer Class V Voting Stock distributed to them by the Company (the “Sellers Earnout Voting Shares” and together with the Founder Holders Earnout Shares, the “Earnout Shares”) to certain restrictions and potential forfeiture pending the achievement (if any) of certain earnout targets pursuant to the terms of this Agreement;

(M)

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, (a) the Buyer wishes to acquire (i) the Issued Company Units (including the Buyer Earnout Company Units) from the Company in exchange for the Contribution Amount and that number of shares of Buyer Class V Voting Stock equal to the number of Retained Company Units (including the Sellers Earnout Voting Shares) and (ii) the Purchased Closing Company Units from the Sellers in exchange for the Purchased Company Unit Closing Cash Consideration, and certain rights under the Tax Receivable Agreement, in each case, in accordance with the terms of this Agreement and (b) the Company and the Buyer wish to effect the contribution and redemption transactions in respect of the Redeemed Post-Closing Company Units;

(N)

WHEREAS, simultaneously with the Closing, Sellers, the Sellers’ Representative, the Company and the Buyer will enter into a Tax Receivable Agreement in the form attached hereto as Exhibit E (the “Tax Receivable Agreement”);

(O)

WHEREAS, simultaneously with the Closing, the Sellers, the Sellers’ Representative, the Founder Holders and the Buyer will enter into an Investor Rights Agreement in the form attached hereto as Exhibit F (the “Investor Rights Agreement”);

(P)	WHEREAS, simultaneously with the Closing, the Company and certain Interested Parties will enter into a Services Agreement in the form attached hereto as Exhibit K (the “Services Agreement”);

(Q)

WHEREAS, (i) prior to the Effective Date, the Company provided to the Buyer copies of the employment agreements between each Key Company Employee and the Company that exist as of the Closing (if any), which such agreements will continue to be in effect as of the Closing and (ii) simultaneously with and conditioned upon the Closing, the Company and Gregory A. Carlin will enter into an employment agreement in form and substance reasonably mutually acceptable to the parties thereto, which agreement shall, for the avoidance of doubt, not require that the full business time and attention of Gregory A. Carlin be devoted to the Company and/or its Subsidiaries (the agreement in clause (ii), the “Employment Agreement”);

(R)

WHEREAS, on or prior to the date of this Agreement, the Buyer and the Company have obtained commitments from certain Equity Financing Sources (as defined herein) for a private placement of shares of Buyer Class A Common Stock pursuant to the terms of one or more Subscription Agreements (as defined herein), such private placements to be consummated prior to or upon the consummation of the transactions contemplated by this Agreement, and whereas from and after the Closing until the Post-Closing Financing End Date (as defined herein), the Buyer and the Company may enter into one or more Subscription Agreements with Equity Financing Sources in accordance with the terms and subject to the conditions set forth herein and in such Subscription Agreement(s); and

(S)

WHEREAS, as a condition to the consummation of the transactions contemplated by this Agreement and by the Ancillary Agreements, the Buyer shall provide an opportunity to the Buyer Stockholders to exercise their rights to participate in the Buyer Share Redemption, on the terms and subject to the conditions and limitations, set forth in this Agreement and the applicable Buyer Governing Documents in conjunction with, inter alia, obtaining approval from the Buyer Stockholders for the transactions contemplated by this Agreement and by the Ancillary Agreements.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 Certain Definitions. For purposes of this Agreement, capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth below.

“Acquired Closing Company Units” means that number of Company Units equal to the aggregate number of shares of Buyer Class A Common Stock outstanding as of the Closing (after giving effect to the Buyer Class B Common Stock Conversion, Buyer Share Redemptions and any Buyer Class A Common Stock purchased in connection with any Permitted Equity Financing at or prior to the Closing, if any).

“Additional Buyer Filings” has the meaning set forth in Section 7.9(f).

“Adjusted Company Enterprise Value” has the meaning set forth in Section 2.3(b)(vi).

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise.

“Affiliate Employee Benefit Plan” means each Company Employee Benefit Plan in which any of the RSI Companies participates that is not maintained by any of the RSI Companies.

“Affiliated Transactions” has the meaning set forth in Section 3.24(a).

“Aggregate Available Cash” means, as of the time of determination, an amount equal to the sum of (without duplication) (a) the Available Closing Date Cash plus (b) the aggregate proceeds received by the Buyer from any Permitted Equity Financing to the extent consummated after the Closing and on or prior to the Post-Closing Financing End Date.

“Agreement” has the meaning set forth in the Preamble.

“Amended Sponsor Letter” has the meaning set forth in the Recitals.

“Ancillary Agreements” means the Founder Holders Forfeiture Agreement, the Company A&R LPA, the GP Company LLCA, the Tax Receivable Agreement, the Investor Rights Agreement, the Services Agreement, the Employment Agreement, the Amended Sponsor Letter, the Subscription Agreements, the Unit Powers and each other agreement, instrument and certificate required by this Agreement to be executed by any of the Parties as contemplated by this Agreement, in each case only as applicable to the relevant Party or Parties to such Ancillary Agreement, as indicated by the context in which such term is used.

“Anti-Corruption Laws” means applicable Laws related to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, the Canada Corruption of Foreign Public Officials Act of 1999, legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and any other applicable Law that prohibits bribery, corruption, fraud or other improper payments.

“Anti-Money Laundering Laws” means applicable Laws related to money laundering, including the Currency and Foreign Transaction Reporting Act of 1970, as amended (also known as the Bank Secrecy Act), the Money Laundering Control Act of 1986, as amended, and any other applicable Law related to money laundering of any jurisdictions in which any RSI Company conducts business, including any anti-racketeering laws involving money laundering or bribery as a racketeering act.

“Applicable Gaming Law” means all applicable laws, statutes, regulations, by-laws, subordinate legislation, regulatory policies (including any requirement, standard, guidance, announcement or notice of any Gaming Regulatory Authority) or industry codes of practice or conduct which are relevant to the RSI Companies’ gaming activities and which, in each case, have a binding legal effect.

“Available Closing Date Cash” means, as of immediately prior to the Closing, an aggregate amount equal to the sum of (without duplication) (a) the cash in the Trust Account, less amounts required for the Buyer Share Redemptions and less the aggregate amount of Transaction Expenses incurred by the Parties plus (b) the aggregate proceeds received by the Buyer from any Permitted Equity Financing to the extent consummated at, or prior to, the Closing.

“Business Combination” has the meaning ascribed to such term in the Buyer Certificate of Incorporation and the Buyer Bylaws.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

“Buyer” has the meaning set forth in the Preamble.

“Buyer A&R Bylaws” has the meaning set forth in the Recitals.

“Buyer A&R Certificate of Incorporation” has the meaning set forth in the Recitals.

“Buyer Board” means, at any time, the board of directors of the Buyer.

“Buyer Board Recommendation” has the meaning set forth in Section 5.1.

“Buyer Bylaws” means the bylaws of the Buyer, dated as of February 20, 2020, as in effect on the Effective Date.

“Buyer Capital Stock” means (a) prior to the Closing, the Buyer Class A Common Stock and the Buyer Class B Common Stock and (b) following the Closing, the Buyer Class A Common Stock and the Buyer Class V Voting Stock.

“Buyer Certificate of Incorporation” means the amended and restated certificate of incorporation of Buyer, dated as of February 20, 2020, as in effect on the Effective Date.

“Buyer Class A Common Stock” means the Class A common stock of the Buyer, par value one ten-thousandth of one dollar ($0.0001) per share, authorized pursuant to the Buyer Certificate of Incorporation and the Buyer A&R Certificate of Incorporation.

“Buyer Class B Common Stock” means the Class B common stock of the Buyer, par value one ten-thousandth of one dollar ($0.0001) per share, authorized pursuant to the Buyer Certificate of Incorporation.

“Buyer Class B Common Stock Conversion” has the meaning set forth in the Recitals.

“Buyer Class V Voting Stock” means the Class V common stock of the Buyer, par value one ten-thousandth of one dollar ($0.0001) per share, authorized pursuant to the Buyer A&R Certificate of Incorporation.

“Buyer Competing Transaction” means any transaction involving, directly or indirectly, any merger or consolidation with or acquisition of, purchase of all or substantially all of the assets or equity of, consolidation or similar business combination with or other transaction that would constitute a Business Combination with or involving the Buyer and a third party, other than the Sellers or the RSI Companies; provided that, notwithstanding anything herein to the contrary,

“Buyer Competing Transaction” shall be deemed to exclude any transaction, arrangement, Contract or understanding involving any Person (other than the Buyer) that is the Sponsor, an Affiliate of the Sponsor or the Sponsor’s equityholders so long as such transaction, arrangement, Contract or understanding does not (i) involve the Buyer or any assets (including, for this purpose, the Trust Account and the Permitted Equity Financing) or Equity Interests or debt securities of the Buyer or (ii) impede, interfere with or prevent, or that would not reasonably be expected to materially delay, the transactions contemplated hereby.

“Buyer’s Disclosure Letter” means the Disclosure Letter delivered by the Buyer to Sellers concurrently with the execution and delivery of this Agreement.

“Buyer Earnout Company Units” has the meaning set forth in the Recitals.

“Buyer Executives” means Niccolo de Masi and Harry You.

“Buyer Fundamental Representations” means the representations and warranties set forth in Section 5.1 (Organization; Authority; Enforceability), Section 5.2 (Capitalization), Section 5.3 (Brokerage), Section 5.4 (Trust Account) and Section 5.12 (Investment Intent).

“Buyer Governing Documents” means, at any time prior to the Closing, the Buyer Certificate of Incorporation and the Buyer Bylaws, and, at any time following the Closing, the Buyer A&R Certificate of Incorporation and the Buyer A&R Bylaws, as in effect at such time.

“Buyer Material Adverse Effect” means any event, circumstance or state of facts that, individually or in the aggregate, has had or would be reasonably expected to have a material and adverse effect upon the ability of the Buyer to perform its obligations and to consummate the transactions contemplated by this Agreement and the Ancillary Agreements; provided that the consummation of any Buyer Share Redemptions shall not be deemed to constitute a Buyer Material Adverse Effect.

“Buyer Parties” has the meaning set forth in Section 11.2(a).

“Buyer Post-Closing Representation” has the meaning set forth in Section 11.16(b)(i).

“Buyer Public Securities” has the meaning set forth in Section 5.8.

“Buyer SEC Documents” has the meaning set forth in Section 5.5(a).

“Buyer SEC Filings” means the forms, reports, schedules, registration statements and other documents required to be filed by the Buyer with the SEC, including the Proxy Statement, Additional Buyer Filings, the Signing Form 8-K and the Closing Form 8-K, and all amendments, modifications and supplements thereto.

“Buyer Share Redemption” means the election of an eligible holder of the Buyer Class A Common Stock (as determined in accordance with the applicable Buyer Governing Documents and the Trust Agreement) to redeem all or a portion of such holder’s Buyer Class A Common Stock, at the per-share price, payable in cash, equal to such holder’s pro rata share of the Trust Account (as determined in accordance with the applicable Buyer Governing Documents and the

Trust Agreement), by tendering such holders Buyer Class A Common Stock for redemption not later than 5:00 p.m. Eastern Time on the date that is two (2) Business Days prior to the date of the Buyer Stockholder Meeting.

“Buyer Stockholder Meeting” means a special meeting of the Buyer Stockholders to vote on the Buyer Stockholder Voting Matters.

“Buyer Stockholder Voting Matters” means, collectively, proposals to approve (a) the adoption of this Agreement and the transactions contemplated by this Agreement, (b) the proposed Buyer A&R Certificate of Incorporation, (c) the adoption of the LTIP, (d) the issuance of the Buyer Class A Shares and Buyer Class V Voting Stock, including the Earnout Shares, pursuant to this Agreement, to the extent required by the Stock Exchange, and (e) any other proposals that are required for the consummation of the transactions contemplated by this Agreement that are submitted to, and require the vote of, the Buyer Stockholders in the Proxy Statement and agreed to by the Buyer and the Company.

“Buyer Stockholders” means the holders of the Buyer Class A Common Stock and Buyer Class B Common Stock, in each case, as of immediately prior to the Closing.

“Buyer Warrants” has the meaning set forth in Section 5.2(a).

“Change of Control” means, solely for purposes of Section 2.9, (a) a direct or indirect sale, lease, transfer or other disposition of all or substantially all of the assets of the RSI Companies (taken as a whole) in any transaction or series of related transactions to a Person or a “group” (as such term is defined under Regulation 13D under the Securities Exchange Act) that is not an Interested Party whereby the proceeds available for distribution in connection with such transaction or series of transactions is equal to or greater than ten dollars ($10) per share of Buyer Class A Common Stock or per Company Unit, as applicable (as adjusted for any stock split, reverse stock split, recapitalization, reclassification, reorganization or the like), (b) any merger, consolidation or reorganization to which Buyer or the Company, on the one hand, and a Person or a “group” (as such term is defined under Regulation 13D under the Securities Exchange Act) that is not an Interested Party, on the other hand, are parties in which the price per share of Buyer Class A Common Stock or the price per Company Unit, as applicable, in such transaction is equal to or greater than ten dollars ($10) per share of Buyer Class A Common Stock or per Company Unit, as applicable (as adjusted for any stock split, reverse stock split, recapitalization, reclassification, reorganization or the like), except for a merger, consolidation or reorganization in which, after giving effect to such merger, consolidation or reorganization, the holders of the Buyer’s or the Company’s outstanding Equity Interests (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own directly or indirectly, immediately following the merger, consolidation or reorganization, Equity Interests representing a majority of the Buyer Class A Common Stock or Company Units, as applicable, (c) any sale, transfer or issuance or series of related sales, transfers and/or issuances of the Equity Interests of the Buyer or the Company which results in a Person or a “group” (as such term is defined under Regulation 13D under the Securities Exchange Act) that is not an Interested Party beneficially owning Equity Interests representing a majority of the Equity Interests of the Buyer or the Company if the price per share of Buyer Class A Common Stock or the price per Company Unit, as applicable, in such transaction or series of transactions is equal to or greater than ten dollars ($10) per share of Buyer Class A Common Stock or per Company Unit, as applicable (as adjusted for any stock split, reverse stock split, recapitalization, reclassification, reorganization or the like); or (d) one or both of the following has occurred on or prior to the three (3)-year anniversary of the Closing Date: (x) any sale, transfer or issuance or series of related sales, transfers and/or issuances of the Equity Interests of the Buyer or the Company by one or more Sellers (or their Permitted Transferees (as defined in the Investor Rights Agreement), such that, following such sale, transfer or issuance, Sellers and their Permitted Transferees (taken together) hold less than fifty percent (50%) of the issued and outstanding Equity Interests of the Buyer or the Company and (y) which results in a “person” or a “group” (as such term is defined under Regulation 13D under the Securities Exchange Act) that is not Seller or a Permitted Transferee of a Seller beneficially owning a percentage of the Equity Interests of the Buyer or the Company that is greater than the percentage of the Equity Interests of the Buyer or the Company beneficially owned by Sellers and their Permitted Transferees (taken together). For the avoidance of doubt, the Recapitalization shall not constitute a Change of Control.

“Clayton Act” means the Clayton Act of 1914.

“Closing Form 8-K” has the meaning set forth in Section 7.9(g).

“Closing Press Release” has the meaning set forth in Section 7.9(g).

“Code” means the Internal Revenue Code of 1986, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that Section regardless of how numbered or classified.

“Common A-1 Company Units” means the Units (as defined in the Company’s LPA) issued and outstanding immediately prior to the consummation of the Recapitalization which are Common A-1 Units (as defined in the Company’s LPA).

“Common A-2 Company Units” means the Units (as defined in the Company’s LPA) issued and outstanding immediately prior to the consummation of the Recapitalization which are Common A-2 Units (as defined in the Company’s LPA).

“Common B-1 Company Units” means the Units (as defined in the Company’s LPA) issued and outstanding immediately prior to the consummation of the Recapitalization which are Common B-1 Units (as defined in the Company’s LPA).

“Common B-2 Company Units” means the Units (as defined in the Company’s LPA) issued and outstanding immediately prior to the consummation of the Recapitalization which are Common B-2 Units (as defined in the Company’s LPA).

“Company” has the meaning set forth in the Preamble.

“Company 2021 Net Revenue” means the consolidated net revenue of the RSI Companies for the fiscal year ending December 31, 2021, calculated (a) using the results of the RSI Companies’ completed financial audit for such fiscal year and (b) consistently with the past practices and methodologies of the RSI Companies as illustrated by the net revenue calculations for the fiscal year ending December 31, 2019 set forth on Section 1.1(a) of the Company and Sellers’ Disclosure Letter.

“Company 2021 Net Revenue Earnout Achievement Percentage” means, (a) if Company 2021 Net Revenue equals (but does not exceed) $270,000,000, twenty-five percent (25%), (b) if Company 2021 Net Revenue exceeds $270,000,000 but is less than $300,000,000, the percentage calculated as the sum of, (i) twenty-five percent (25%) plus (ii) the product of (represented as a percentage) (x) seventy-five percent (75%) multiplied by (y) the quotient of, (1) the difference of (A) the Company 2021 Net Revenue minus (B) two hundred seventy million dollars ($270,000,000) divided by (2) thirty million dollars ($30,000,000), and (c) if Company 2021 Net Revenue equals or exceeds $300,000,000, one hundred percent (100%); provided that in no event may the Company 2021 Net Revenue Earnout Achievement Percentage exceed one hundred percent (100%).

“Company A&R LPA” has the meaning set forth in the Recitals.

“Company and Sellers’ Disclosure Letter” means the Disclosure Letter delivered by Sellers and the Company to the Buyer concurrently with the execution and delivery of this Agreement.

“Company Dispute Notice” has the meaning set forth in Section 2.3(b)(iv).

“Company Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each equity, phantom equity, or equity-based compensation, retirement, pension, savings, profit sharing, bonus, incentive, severance, separation, employment, individual consulting or individual independent contractor, change in control, retention, deferred compensation, vacation, paid time off, medical, dental, life or disability, retiree or post-termination health or welfare, salary continuation, fringe or other compensatory or benefit plan, program, policy, arrangement or Contract, in each case, that is maintained, sponsored or contributed to (or required to be contributed to) by any of the RSI Companies or under or with respect to which any of the RSI Companies has any Liability.

“Company Enterprise Value” means an amount equal to one billion seven hundred twenty five million dollars ($1,725,000,000).

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization; Authority; Enforceability), Section 3.3 (Capitalization), and Section 3.14 (Brokerage).

“Company Interests” means the issued and outstanding limited partnership interests of the Company as of the Effective Date.

“Company Post-Closing Representation” has the meaning set forth in Section 11.16(a)(i).

“Company Subsidiaries” means the direct and indirect Subsidiaries of the Company.

“Company Transaction Expense Cap” shall be an amount equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000).

“Company Transaction Expenses” means the aggregate Transaction Expenses incurred by, or attributable to, (i) any of the Sellers, (ii) any equityholder of a Seller or (iii) the RSI Companies, in each case, as set forth herein, and in the case of Sellers or any equityholder of any Seller, only to the extent an RSI Company is obligated to pay, has paid or agreed to pay such Transaction Expense, in each case, as set forth herein.

“Company Transaction Expenses Certificate” has the meaning set forth in Section 2.3(b)(i).

“Company Units” has the meaning set forth in the Recitals.

“Company’s LPA” means the Limited Partnership Agreement of the Company, dated as of December 19, 2019, as in effect as of the Effective Date and as of immediately prior to the Closing.

“Competing Transaction” means (a) any transaction involving, directly or indirectly, any Seller or any RSI Company, which upon consummation thereof, would (x) result in any RSI Company entity becoming a public company or (y) which would impede, interfere with or prevent the transactions contemplated hereby, or otherwise agree to, make, implement or consummate any of the foregoing, (b) any direct or indirect sale (including by way of a merger, consolidation, license, transfer, sale, option, right of first refusal with respect to a sale or similar preemptive right with respect to a sale or other business combination or similar transaction) of any material portion of the assets (including Intellectual Property) or business of the RSI Companies, taken as a whole (but excluding the sale of assets in the Ordinary Course of Business that in the aggregate could not reasonably be expected to impede, interfere with, prevent, or would reasonably be expected to materially delay the transactions contemplated hereby), (c) any direct or indirect sale (including by way of an issuance, dividend, distribution, merger, consolidation, license, transfer, sale, option, right of first refusal with respect to a sale or similar preemptive right with respect to a sale or other business combination or similar transaction) of equity, voting interests or debt securities of any RSI Company (excluding any such sale between or among the RSI Companies), or rights, or securities that grant rights, to receive the same including profits interests, phantom equity, options, warrants, convertible or preferred stock or other equity-linked securities (except, in each case, as contemplated by this Agreement), (d) any direct or indirect acquisition (whether by merger, acquisition, share exchange, reorganization, recapitalization, joint venture, consolidation or similar business combination transaction), but excluding procurement of assets in the Ordinary Course of Business (but not the acquisition of a Person or business via an asset transfer), by any RSI Company of the equity or voting interests of, or a material portion of the assets or business of, a third party (except, in each case, as contemplated by this Agreement), or (e) any liquidation or dissolution (or the adoption of a plan of liquidation or dissolution) of any RSI Company (except to the extent contemplated by the terms of this Agreement), in all cases of clauses (a) through (e), either in one or a series of related transactions, where such transaction(s) is to be entered into with a Competing Buyer (including any Interested Party or any representatives of any Interested Party); provided that, notwithstanding anything herein to the contrary, “Competing Transaction” shall be deemed to exclude any transaction, arrangement, Contract or understanding involving any Person (other than an RSI Company) that is an Affiliate of any Seller or any Interested Party so long as such transaction, arrangement, Contract or understanding does not involve any RSI Company or any assets or Equity Interests or debt securities of the RSI Companies.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of May 15, 2020, between the Buyer, Sponsor and the Company, as amended by the parties thereto on July 9, 2020 and as further amended or modified from time to time.

“Contract” means any written or oral contract, agreement, license or Lease.

“Contribution Amount” means the Available Closing Date Cash minus the Purchased Company Unit Closing Cash Consideration.

“Copyleft Terms” has the meaning set forth in Section 3.10(d).

“COVID-19 Measures” means any applicable quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other applicable Law, Order, directive, guidelines or recommendations by an applicable Governmental Entity in connection with or in response to the COVID-19 pandemic, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (CARES).

“D&O Provisions” has the meaning set forth in Section 7.12(a).

“Disclosure Letters” means the Buyer’s Disclosure Letter and the Company and Sellers’ Disclosure Letter.

“Dispute Notice” has the meaning set forth in Section 2.3(b)(iv).

“Earnout Company Units” has the meaning set forth in the Recitals.

“Earnout Notice” has the meaning set forth in Section 2.9(b)(ii).

“Earnout Restrictions” has the meaning set forth in Section 2.9(b)(iv).

“Earnout Revenue Objection” has the meaning set forth in Section 2.9(b)(vi).

“Earnout Shares” has the meaning set forth in the Recitals.

“Earnout Statement” has the meaning set forth in Section 2.9(b)(vi).

“Effective Date” has the meaning set forth in the Preamble.

“Employment Agreement” has the meaning set forth in the Recitals.

“Equity Financing Sources” means Persons that have entered into Subscription Agreements to purchase for cash Buyer Class A Common Stock from the Buyer pursuant to a Permitted Equity Financing on or prior to the Post-Closing Financing End Date.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock, or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Example Pro Forma Calculations” means the example pro forma calculations attached hereto as Exhibit L, which have been prepared in full and complete accordance with the definitions contained herein and, notwithstanding anything herein to the contrary and for the avoidance of doubt, shall be used for illustrative purposes only.

“Executives” means Neil Bluhm, Greg Carlin, Richard Schwartz, Einar Roosileht and Mattias Stetz.

“Export Control Laws” means export, import, deemed export, transfer, and retransfer controls contained in the U.S. Export Administration Regulations.

“Extended Outside Date” has the meaning set forth in Section 10.1(c).

“Family Members” means (a) (i) the Executives, (ii) the spouse and lineal descendants (whether natural or adopted) of any Executive, (iii) any spouse of any of the individuals described in clause (ii), and (iv) a trust solely for the benefit of any individuals described in the foregoing clauses (i) through (iii); and (b) any siblings or parents of any of the individuals described in clause (a)(i) through (iii); provided, that, with respect any representation or warranty related to an Interested Party or Family Member, clause (b) shall be limited to the Knowledge of the Company.

“Federal Trade Commission Act” means the Federal Trade Commission Act of 1914.

“Final Company Transaction Expenses” has the meaning set forth in Section 2.3(b)(iv).

“Final Sponsor Transaction Expenses” has the meaning set forth in Section 2.3(b)(iv).

“Founder Holders” means each of the Sponsor, Darla Anderson, Francesca Luthi and Charles E. Wert.

“Founder Holders Earnout Shares” has the meaning set forth in the Recitals.

“Founder Holders Forfeiture Agreement” has the meaning set forth in the Recitals.

“Founder Holders Forfeiture Shares” has the meaning set forth in the Recitals.

“Fraud” means actual common law fraud committed by a Party with respect to the making of the representations and warranties set forth in this Agreement or any Ancillary Agreement, as applicable.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Gaming Regulatory Authority” means the competent Governmental Entity in any jurisdiction regulating the gambling, betting and gaming activities (if any), including, for the avoidance of doubt, the Governmental Entities issuing the RSI Companies Relevant Licenses.

“Governing Documents” means (a) in the case of a corporation, its certificate of incorporation (or analogous document) and bylaws; (b) in the case of a limited liability company, its certificate of formation (or analogous document) and limited liability company operating agreement; or (c) in the case of a Person other than a corporation or limited liability company, the documents by which such Person (other than an individual) establishes its legal existence or which govern its internal affairs.

“Governmental Entity” means any nation or government, any state, province, county, municipal or other political subdivision thereof, any entity exercising executive, legislative, tribal, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction, including any Gaming Regulatory Authority.

“GP Company” has the meaning set forth in the Recitals.

“GP Company LLCA” has the meaning set forth in the Recitals.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Income Tax Returns” means Tax Returns relating to Income Taxes.

“Income Taxes” means Taxes (a) imposed on, or with reference to, net income or gross receipts, or (b) imposed on, or with reference to, multiple bases including net income or gross receipts.

“Indebtedness” means, with respect to a Party, without duplication: (a) all indebtedness for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money; (b) all indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security; (c) all indebtedness for borrowed money of any Person for which such Party has guaranteed payment; (d) all capitalized Lease obligations or obligations required to be capitalized in accordance with GAAP; (e) any Liabilities in respect of deferred purchase price for property or services with respect to which such Person is liable, contingently or otherwise, as obligor or otherwise for additional purchase price (excluding any purchase commitments for capital expenditures or otherwise incurred in the Ordinary Course of Business); (f) reimbursement obligations under any drawn letters of credit; and (g) obligations under derivative financial instruments, including hedges, currency and interest rate swaps and other similar instruments; provided, however, that, in the case of the RSI Companies, ‘Indebtedness’ shall not include any Indebtedness between or among the Company and any of its Subsidiaries that are directly or indirectly wholly-owned by the Company.

“Independent Accountant” has the meaning set forth in Section 2.9(b)(i).

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice) and invention disclosures, all improvements thereto, and all patents, utility models and industrial designs and all applications for any of the foregoing, together with all reissuances, provisionals, continuations, continuations-in-part, divisionals, extensions, renewals and reexaminations thereof, (b) all trademarks, service marks, certification marks, trade dress, logos, slogans, trade names, corporate and business names, and other indicia of source, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith (collectively, “Trademarks”), (c) Internet domain names and rights of publicity and in social media usernames, handles, and accounts; (d) all works of authorship, copyrightable works, all copyrights and rights in databases, and all applications, registrations, and renewals in connection therewith and all moral rights associated with any of the foregoing, (e) all mask works and design rights and all applications, registrations, and renewals in connection therewith, (f) all trade secrets and confidential business information (including confidential ideas, research and development, know-how, formulas, compositions, algorithms, source code, data analytics, manufacturing and production processes and techniques, technical data and information, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), and (g) all rights in Software.

“Interested Party” means (i) the Seller Executives, (ii) the Sellers, (iii) in the case of any Seller that is an entity, any direct or indirect equityholder of such Seller or any of its respective Affiliates (other than any RSI Company), and (iv) in the case of the Seller Executives and any Seller that is an individual, any Family Member or Affiliate of such Seller Executive or Seller (other than any RSI Company).

“Investor Rights Agreement” has the meaning set forth in the Recitals.

“Issued Company Units” means the number of Acquired Closing Company Units minus the number of Purchased Closing Company Units.

“IT Assets” means Software, systems, servers, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches and all other information technology equipment, and all associated documentation, in each case, owned by one of the RSI Companies or outsourced, used, or held for use in the operation of the RSI Companies.

“K&E” has the meaning set forth in Section 11.16(a)(i).

“Key Company Employees” means the employees of the RSI Companies listed on Section 1.1(b) of the Company and Sellers’ Disclosure Letter.

“Knowledge” (a) as used in the phrase “to the Knowledge of the Company” or phrases of similar import means the actual knowledge of any of the Executives, (b) as used in the phrase “to the Knowledge of Sellers” or phrases of similar import means the actual knowledge of any of the Seller Executives, (c) as used in the phrase “to the Knowledge of such Seller” or phrases of similar import means the actual knowledge of the applicable Seller, and (d) as used in the phrase “to the Knowledge of the Buyer” or phrases of similar import means the actual knowledge of the Buyer Executives.

“Latest Balance Sheet” has the meaning set forth in Section 3.4(a).

“Laws” means all laws, acts, statutes, constitutions, treaties, ordinances, codes, rules, regulations and rulings of a Governmental Entity, including common law and Applicable Gaming Law. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the RSI Companies.

“Leases” means all leases, subleases, licenses, concessions and other Contracts pursuant to which any RSI Company holds any Leased Real Property.

“Liability” or “Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable.

“Liens” means, with respect to any specified asset, any and all liens, mortgages, hypothecations, claims, encumbrances, options, pledges, licenses, rights of priority, easements, covenants, restrictions and security interests thereon.

“Lookback Date” means the date which is two (2) years prior to the Effective Date.

“LTIP” has the meaning set forth in Section 7.4.

“Material Adverse Effect” means any event, circumstance or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have, a material and adverse effect upon (a) the business, results of operations or financial condition of the RSI Companies, taken as a whole, or (b) the ability of Sellers or the RSI Companies, taken as a whole, to perform their respective obligations and to consummate the transactions contemplated by this Agreement and the Ancillary Agreements; provided, however, that, with respect to the foregoing clause (a), none of the following (or the effect of the following), alone or in combination, will constitute a Material Adverse Effect, or will be considered in determining whether a Material Adverse Effect has occurred: (i) changes that are the result of factors generally affecting the industries or markets in which the RSI Companies operate; (ii) the public announcement or pendency of the transactions contemplated by this Agreement; (iii) changes in Law or GAAP or the interpretation thereof, in each case effected after the Effective Date; (iv) any failure of any RSI Company to achieve any projected revenue, earnings, expense, sales or other projections, forecasts, predictions or budgets prior to the Closing (it being understood that the underlying event, circumstance or state of facts giving rise to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether a Material Adverse Effect has occurred); (v) changes that are the result of economic factors affecting the national, regional or world economy or financial markets; (v) any change in the financial, banking, or securities markets; (vii) any strike, embargo, labor disturbance, riot, earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire, other weather-related or meteorological event, pandemic (including the COVID-19 pandemic and any COVID-19 Measures), epidemic, disease outbreak or other natural disaster or act of god; (viii) any national or international political conditions in or affecting any jurisdiction in which the RSI Companies conduct business; (ix) the engagement by the United States in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States, or any United States territories, possessions or diplomatic or consular offices or upon any United States military installation, equipment or personnel; (x) any consequences arising from any action by a Party required by this Agreement (other than the Company’s compliance with Section 6.1(a) hereof, except as a result of the failure of Buyer to consent to an action following request for such consent by such Party in accordance with this Agreement); or (xi) any consequences arising from any action taken (or omitted to be taken) by any Seller or any RSI Company at the written request of Buyer; provided, however, that any event, circumstance or state of facts resulting from a matter described in any of the foregoing clauses (i), (iii), (v), (vi) and (ix) may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be likely to occur only to the extent such event, circumstance or state of facts has a material and disproportionate effect on the RSI Companies, taken as a whole, relative to other comparable entities operating in the industries or markets in which the RSI Companies operate.

“Material Leases” means all Leases for each Leased Real Property which provides for a current monthly base rent of more than $50,000.00.

“Material Suppliers” means the top five (5) suppliers (determined by the amount purchased) of the RSI Companies, taken as a whole, for the fiscal year ended December 31, 2019.

“Minimum Stock Sale Price” means a price per share of Buyer Class A Common Stock that is ten dollars ($10.00).

“Net Company Enterprise Value Adjustment Amount” means the positive or negative amount, as the case may be, calculated as the difference between (a) the aggregate amount (if any) by which the aggregate Final Sponsor Transaction Expenses exceed the Sponsor Transaction Expense Cap minus (b) the aggregate amount (if any) by which the aggregate Final Company Transaction Expenses exceed the Company Transaction Expense Cap, in each case as finally determined in accordance with Section 2.3(b); provided, that if (i) the Final Company Transaction Expenses exceed the Company Transaction Expense Cap and (ii) one or more of the Sellers, in their sole respective discretion, elects to pay all or any portion of the amount by which the Final Company Transaction Expenses exceed the Company Transaction Expense Cap, as applicable, then the Net Company Enterprise Value Adjustment Amount shall not be reduced by the amount of any such excess actually paid by such Seller(s); provided that such payment does not come from cash from any of the RSI Companies.

“Non-Party Affiliate” has the meaning set forth in Section 11.15.

“Order” means any order, writ, judgment, injunction, temporary restraining order, stipulation, determination, decree or award entered by or with any Governmental Entity or arbitral institution.

“Ordinary Course of Business” means, with respect to any Person, (a) any action taken or not taken by such Person in the ordinary course of business consistent with past practice, and (b) any other action taken or not taken by such Person in response to the actual or anticipated effect on such Person’s business of COVID-19 or any COVID-19 Measures, in each case with respect to this clause (b) in connection with or in response to COVID-19.

“Ordinary Course Tax Sharing Agreement” means any written commercial agreement entered into in the Ordinary Course of Business of which the principal subject matter is not Tax but which contains customary Tax indemnification provisions.

“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by any of the RSI Companies.

“Party” or “Parties” has the meaning set forth in the Recitals.

“PCAOB” means the Public Company Accounting Oversight Board.

“Permitted Affiliate Transactions” means Tax Distributions and any item set forth on Section 1.1(c) of the Company and Sellers’ Disclosure Letter.

“Permitted Equity Financing” means purchases of Buyer Class A Common Stock at a price per share no less than the Minimum Stock Sale Price consummated (a) on or before the Closing Date, in accordance with Section 5.16 or (b) after the Closing and on or before the Post-Closing Financing End Date by Equity Financing Sources pursuant to Section 7.15.

“Permitted Inducement” shall have the meaning given to such term in the definition of “Transaction Expenses.”

“Permitted Liens” means (a) Liens securing obligations under capital leases; (b) easements, permits, rights of way, restrictions, covenants, reservations or encroachments, minor defects, irregularities in and other similar Liens of record affecting title to the property which do not materially impair the use or occupancy of such real property in the operation of the business of any of the RSI Companies as currently conducted thereon; (c) Liens for Taxes, assessments or governmental charges or levies imposed with respect to property which are not yet due and payable or which are being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof on the books and records of the RSI Companies); (d) Liens in favor of suppliers of goods for which payment is not yet due or delinquent (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (e) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carrier’s and other similar Liens arising or incurred in the Ordinary Course of Business which are not yet due and payable or which are being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (f) Liens arising under workers’ compensation Laws or similar legislation, unemployment insurance or similar Laws; (g) Liens arising under municipal bylaws, development agreements, restrictions or regulations, and zoning, entitlement, land use, building or planning restrictions or regulations, in each case, promulgated by any Governmental Entity, which do not restrict or are not violated by the RSI Companies’ current use of its real property; (h) in the case of Leased Real Property, any Liens to which the underlying fee interest in the leased premises (or the land on which or the building in which the leased premises may be located) is subject, including rights of the landlord under the Lease and all superior, underlying and ground Leases and renewals, extensions, amendments or substitutions thereof; provided that any Material Lease shall provide for automatic subordination, non-disturbance and attornment of mortgage liens for the benefit of the Company or applicable Subsidiary or for which a subordination, non-disturbance and attornment agreement has been provided for the benefit of the Company or applicable Subsidiary; (i) Securities Liens; (j) non-exclusive licenses of Owned Intellectual Property granted to customers or casinos in the Ordinary Course of Business; and (k) those Liens set forth on the Section 1.1(d) of the Company and Sellers’ Disclosure Letter.

“Person” means any natural person, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity.

“Personal Information” means information that identifies an individual or can be used to contact an individual including name, address, retina or iris scan, fingerprint, voiceprint, scan of hand or face geometry and all other biometric data, geolocation information, credit or debit card or bank account number, or any other personally identifiable information.

“Post-Closing Financing End Date” means the fifth (5th) Business Day following the Closing Date.

“Post-Closing Issued Company Units” has the meaning set forth Section 2.1(b)(ii).

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period through and including the Closing Date.

“Preferred Company Units” means the Units (as defined in the Company’s LPA) issued and outstanding immediately prior to the consummation of the Recapitalization which are Preferred Units (as defined in the Company’s LPA).

“Premium Cap” has the meaning set forth in Section 7.12(b)(ii).

“Privacy and Security Requirements” means (a) all applicable Privacy Laws, (b) all applicable information, network and technology security laws and contractual requirements, (c) provisions relating to Processing of Personal Information in all applicable Privacy Contracts, (d) all applicable Privacy Policies and (e) the Payment Card Industry Data Security Standard.

“Privacy Contracts” means all Contracts between any RSI Company and any Person that govern the Processing of Personal Information.

“Privacy Laws” means all Laws pertaining to the collection, storage, use, access, disclosure, processing, security, modification, destruction, and transfer of Personal Information.

“Privacy Policies” means all written, external-facing policies of any RSI Company relating to the Processing of Personal Information, including all website and mobile application privacy policies.

“Proceeding” means any action, suit, charge, litigation, arbitration, notice of violation or citation received, or other proceeding at law or in equity (whether civil, criminal or administrative) by or before any Governmental Entity.

“Process” or “Processing” means the creation, collection, use (including for the purposes of sending telephone calls, text messages and emails), storage, maintenance, processing, recording, distribution, transfer, transmission, receipt, import, export, protection (including safeguarding, security measures and notification in the event of a breach of security), access, disposal or disclosure or other activity regarding Personal Information (whether electronically or in any other form or medium).

“Prohibited Affiliate Transactions” means, except for (a) Permitted Affiliate Transactions, (b) those Prohibited Affiliate Transactions consented to (not to be unreasonably withheld, conditioned or delayed) in writing by Buyer after the Effective Date, and (c) the transactions contemplated by this Agreement or the Ancillary Agreements, any of the following transactions:

(a) the declaration, making or payment of any dividend, other distribution or return of capital (whether in cash or in kind) to any Seller (or if any Seller transfers its Company Interests before the Closing Date to another Interested Party, then such Interested Party) by any RSI Company, other than to another RSI Company;

(b) any payment by any RSI Company to any Interested Party in connection with any redemption, purchase or other acquisition of shares of capital stock, partnership interests or other securities of any RSI Company;

(c) any (i) loan made or owed by any RSI Company to any Interested Party, or (ii) payment made or Liability incurred, assumed or indemnified, whether in cash or kind, by any RSI Company to, or on behalf of, or for the benefit of, any Interested Party or any payments made to any officer, director, employee or independent contractor of an Interested Party solely to the extent such payment is made to such officer, director, employee or independent contractor in his, her or its capacity as an officer, director, employee or independent contractor of an Interested Party, other than compensation, benefits or expense reimbursement (in each case, of the types available to the Executives or otherwise on arms’ length terms) paid or provided in the Ordinary Course of Business to individuals who are employees of any RSI Company;

(d) any Lien (other than those Permitted Liens referenced in clause (j) of the definition of Permitted Liens) made, created or granted over any asset of any RSI Company in favor of any Interested Party;

(e) any guarantee by any RSI Company of any Liability of any Interested Party;

(f) any discharge, forgiveness or waiver by any RSI Company of any Liability owed by any Interested Party to any RSI Company;

(g) material increases in the compensation or bonus payable by any RSI Company to any Interested Party;

(h) the sale, purchase, transfer, license, sublicense, covenant not to assert, or disposal of any Intellectual Property or material equipment owned by any RSI Company to or in favor of an Interested Party;

(i) the sale, purchase, transfer or disposal of any material asset or right of any RSI Company not referenced in clause (h) above to or in favor of an Interested Party, other than in the Ordinary Course of Business;

(j) except as set forth on Section 3.14 or Section 4.6 of the Company and Sellers’ Disclosure Letter or as included as a Company Transaction Expense, any Liability, in connection with this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, that would result in the obligation of any Seller, RSI Company or the Buyer to pay any financial advisor fee, investment banker fee, finder’s fee, brokerage or agent’s commissions or other similar payments or reimburse expenses of any of the foregoing; and

(k) any commitment or agreement to do any of the foregoing.

“Pro Rata Basis” means (a) with respect to each Seller, in accordance with the ratio calculated by dividing (x) the number of Retained Company Units held by such Seller as of immediately following the Closing, by (y) the aggregate number of Retained Company Units held by all of the Sellers as of immediately following the Closing, and (b) with respect to each Founder Holder, in accordance with the ratio calculated by dividing (x) the number of Buyer Class A Common Stock (following the Buyer Class B Common Stock Conversion) held by such Founder Holder as of immediately following the Closing, by (y) the aggregate number of Buyer Class A Common Stock (following the Buyer Class B Common Stock Conversion) held by all of the Founder Holders as of immediately following the Closing.

“Proxy Statement” means the Proxy Statement on Schedule 14A to be filed with the SEC by the Buyer in connection with the Buyer Stockholder Meeting.

“Publicly Available Software” means any Software (or portion thereof) (i) that is distributed (A) as free Software or open source Software (including, for example, Software distributed under the GNU General Public License, the GNU Lesser General Public License, the Affero General Public License, Mozilla Public License, or Apache Software License), or (B) pursuant to open source, copyleft or similar licensing and distribution models, or (ii) that requires as a condition of use, modification and/or distribution of such Software that such Software or other Software incorporated into, derived from or distributed with such Software (A) be disclosed or distributed in source code form, (B) be licensed for the purpose of making derivative works or (C) be redistributable at no or minimal charge.

“Purchased Closing Company Units” means that number of Company Units equal to the quotient of (a) the Purchased Company Unit Closing Cash Consideration divided by (b) ten dollars ($10.00).

“Purchased Company Unit Closing Cash Consideration” means the amount equal to the sum of (a) the Available Closing Date Cash less one hundred sixty million dollars ($160,000,000) (provided that the amount of cash attributable to this clause (a) shall in no event be less than zero or exceed sixty million dollars ($60,000,000)) plus (b) the positive product (if any) of (i) fifty percent (50%) multiplied by (ii) the amount (if any) by which (x) Available Closing Date Cash exceeds (y) two hundred twenty million dollars ($220,000,000) (provided that the amount of cash attributable to this clause (b) shall in no event be less than zero or exceed sixty-five million dollars ($65,000,000)).

“Recapitalization” has the meaning set forth in the Recitals.

“Recapitalization Agreement” means a recapitalization agreement, dated as of the Effective Date, by and among the Company, the Sellers’ Representative (in its capacity as the general partner of the Company) and the Sellers.

“Redeemed Post-Closing Company Units” has the meaning set forth in Section 2.1(b)(iii).

“Redemption Amount” means the amount (which shall not be less than zero (0)) equal to the difference of (a) the amount equal to the sum of (i) the Aggregate Available Cash less one hundred sixty million dollars ($160,000,000) (provided that the amount of cash attributable to this clause (i) shall in no event be less than zero or exceed sixty million dollars ($60,000,000)) plus (ii) the positive product (if any) of (A) fifty percent (50%) multiplied by (B) the amount by which (x) Aggregate Available Cash less (y) two hundred twenty million dollars ($220,000,000) (provided that the amount of cash attributable to this clause (ii) shall in no event be less than zero or exceed sixty-five million dollars ($65,000,000)) minus (b) the Purchased Company Unit Closing Cash Consideration.

“Required Vote” means the vote of the Buyer Stockholders set forth in the Proxy Statement to the extent required to approve the Buyer Stockholder Voting Matters, as determined in accordance with applicable Law and the Buyer A&R Certificate of Incorporation.

“Retained Company Units” means the aggregate number of Company Units held by the Sellers immediately following the Closing, calculated such that the Sellers’ aggregate percentage ownership in the Company is equal to the percentage determined as the quotient of (a) the Company Enterprise Value divided by (b) the sum of (i) the Company Enterprise Value plus (ii) the product of (x) the total number of outstanding shares of Buyer Class A Common Stock issued and outstanding as of immediately prior to the Closing (after giving effect to any Buyer Share Redemptions, the Buyer Class B Common Stock Conversion and any Buyer Class A Common Stock purchased in connection with any Permitted Equity Financing completed at or prior to the Closing, if any) multiplied by (y) ten dollars ($10). For the avoidance of doubt, Retained Company Units shall be calculated prior to giving effect to the transfer of Purchased Closing Company Units in accordance with Section 2.1(a)(i)(B).

“RSI Companies” means, collectively, the Company and the Company Subsidiaries.

“RSI Companies Relevant Licenses” means all licenses, permissions, authorizations, permits and consents issued by any Gaming Regulatory Authority to any RSI Company or any officers, directors or employees thereof which are necessary to operate the business of the RSI Companies in accordance with the Applicable Gaming Laws.

“RSI Flow-Thru Company” means any RSI Company (a) that is a treated for U.S. federal income tax purposes as a partnership, a disregarded entity, a “controlled foreign corporation” within the meaning of Code Section 957, a “specified foreign corporation” within the meaning of Code Section 965 or a “passive foreign investment company” within the meaning of Code Section

1297 and (b) with respect to which any Seller is liable for the Income Tax Liabilities on such RSI Company’s Income Tax Returns under applicable Laws.

“RSI Indemnified Person” has the meaning set forth in Section 7.12(a).

“Sanctioned Country” means any country or region that is, or has been in the five (5) years prior to the Effective Date, the subject or target of a comprehensive embargo under Sanctions (including Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine) in effect at the time.

“Sanctioned Person” means any Person that is: (a) listed on any applicable U.S. or non-U.S. sanctions-related restricted party list, including the U.S. Department of Treasury Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List, the EU Consolidated List and HM Treasury’s Consolidated List of Persons Subject to Financial Sanctions; (b) in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (a); or (c) organized, resident or located in a Sanctioned Country.

“Sanctions” means all Laws and Orders relating to economic or trade sanctions administered or enforced by the United States (including by OFAC, the U.S. Department of State and the U.S. Department of Commerce), Canada, the United Kingdom, the United Nations Security Council, the European Union, or any other EU Guarantor State, or any other relevant Governmental Entity.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Securities Exchange Act” means the Securities Exchange Act of 1934.

“Securities Liens” means Liens arising out of, under or in connection with (a) applicable federal, state and local securities Laws and (b) restrictions on transfer, hypothecation or similar actions contained in any Governing Documents.

“Security Breach” means a data security breach or breach of Personal Information under applicable Privacy and Security Requirements or any other applicable Laws.

“Security Incident” means any unauthorized access, use, disclosure, modification or destruction of information or interference with IT Assets that adversely impacts the confidentiality, integrity or availability of such information and IT Assets.

“Self-Help Code” means any back door, time bomb, drop dead device, or other Software routine designed to disable a computer program without input from, knowledge of, or notice to the user of the program.

“Seller” or “Sellers” has the meaning set forth in the Recitals.

“Seller Executives” means Neil Bluhm, Greg Carlin, and Richard Schwartz.

“Seller Parties” has the meaning set forth in Section 11.2(a).

“Sellers Earnout Company Units” has the meaning set forth in the Recitals.

“Sellers Earnout Voting Shares” has the meaning set forth in the Recitals.

“Sellers Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization; Authority; Enforceability); Section 4.2 (Capitalization; Ownership); Section 4.6 (Brokerage) and Section 4.7 (Investment Intent).

“Sellers’ Proportions” has the meaning set forth in Section 2.1(b)(iii).

“Sellers’ Representative” has the meaning set forth in the Preamble.

“Sellers’ Representative Notice” has the meaning set forth in Section 2.1(b)(iii).

“Services Agreement” has the meaning set forth in the Recitals.

“Sherman Act” means the Sherman Antitrust Act of 1890.

“Signing Form 8-K” has the meaning set forth in Section 7.9(b).

“Signing Press Release” has the meaning set forth in Section 7.9(b).

“Software” means all computer software, applications, and programs (and all versions, releases, fixes, upgrades and updates thereto, as applicable), including software compilations, development tools, compilers, files, scripts, manuals, design notes, programmers’ notes, architecture, application programming interfaces, mobile applications, algorithms, data, databases, and compilations of data, comments, user interfaces, menus, buttons, icons, and other items and documentation related thereto or associated therewith as well as any foreign language versions, fixes, upgrades, updates, enhancements, new versions, previous versions, new releases and previous releases thereof, in each case, whether in source code, object code or human readable form.

“SPD” has the meaning set forth in Section 3.16(a).

“Sponsor” has the meaning set forth in the Preamble.

“Sponsor Dispute Notice” has the meaning set forth in Section 2.3(b)(iv).

“Sponsor Transaction Expense Cap” means an amount equal to seventeen million dollars ($17,000,000).

“Sponsor Transaction Expenses” shall mean the aggregate Transaction Expenses incurred by, or attributable to, any of the Sponsor or the Buyer, in each case, as set forth herein.

“Sponsor Transaction Expenses Certificate” has the meaning set forth in Section 2.3(b)(i).

“Stock Exchange” means the New York Stock Exchange.

“Straddle Period” means any taxable period that begins on or before (but does not end on) the Closing Date.

“Subscription Agreement” means a Contract executed by an Equity Financing Source (a) on or before the Effective Date or (b) following the Effective Date, but on or before the Post-Closing Financing End Date, in each case, in connection with a Permitted Equity Financing and in accordance with Section 7.15.

“Subsidiaries” means, of any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting power or equity is owned or controlled directly or indirectly by such Person, or one (1) or more of the Subsidiaries of such Person, or a combination thereof.

“Tail Policy” has the meaning set forth in Section 7.12(b)(ii).

“Tax” or “Taxes” means all United States federal, state, local, foreign, and other net or gross income, net or gross receipts, net or gross proceeds, payroll, employment, excise, severance, stamp, occupation, windfall or excess profits, profits, customs, capital stock, withholding, social security, unemployment, disability, real property, personal property (tangible and intangible), sales, use, transfer, value added, alternative or add-on minimum, capital gains, user, leasing, lease, natural resources, ad valorem, franchise, gaming license, capital, estimated, goods and services, fuel, interest equalization, registration, recording, premium, turnover, environmental or other taxes, charges, duties, fees, levies or other governmental charges of any kind whatsoever, including all interest, penalties, assessments and additions imposed with respect to the foregoing, imposed by (or otherwise payable to) any Governmental Entity, and, in each case, whether disputed or not, whether payable directly or by withholding and whether or not requiring the filing of a Tax Return.

“Tax Distributions” means “Minimum Distribution for Taxes” (as defined in, calculated, and made by the Company to Sellers in accordance with the Company’s LPA) to the extent provided in or permitted by the Company’s LPA including in respect of estimated taxable income of the Company from January 1, 2020 through the Closing Date; provided that, for the avoidance of doubt, with respect to the fiscal quarter of the Company that includes the Closing Date, such Tax Distributions shall be treated as permitted by the Company’s LPA notwithstanding that such Tax Distributions are not with respect to the entire fiscal quarter.

“Tax Proceeding” means any audit, examination, claim or Proceeding with respect to Taxes, Tax matters, or Tax Returns.

“Tax Receivable Agreement” has the meaning set forth in the Recitals.

“Tax Returns” means all United States federal, state, local and foreign returns, declarations, reports, claims for refund, information returns, elections, disclosures, statements, or other documents (including any related or supporting schedules, attachments, statements or information, and including any amendments thereof) filed or required to be filed with a Taxing Authority in connection with, or relating to, Taxes.

“Tax Sharing Agreement” means any agreement or arrangement (including any provision of a Contract) pursuant to which any RSI Company or the Buyer is or may be obligated to indemnify any Person for, or otherwise pay, any Tax of or imposed on another Person, or indemnify, or pay over to, any other Person any amount determined by reference to actual or deemed Tax benefits, Tax assets, or Tax savings, excluding, for the avoidance of doubt, the Tax Receivable Agreement.

“Taxing Authority” means any Governmental Entity having jurisdiction over the assessment, determination, collection, administration or imposition of any Tax.

“Trademark License Agreement” has the meaning set forth in Section 8.2.

“Transaction Expenses” means:

(a) all fees, costs and expenses designated as Sponsor Transaction Expenses or Company Transaction Expenses in this Agreement;

(b) only to the extent Buyer is or becomes obligated to pay, has paid or has agreed to pay, all fees, costs, bonuses and expenses (including fees, costs and expenses of third-party advisors, legal counsel, investment bankers, or other representatives) incurred or payable by the Buyer or the Sponsor through the Closing in connection with the preparation of the financial statements, the negotiation, preparation and execution of this Agreement, the Ancillary Agreements, and the Proxy Statement and the consummation of the transactions contemplated hereby and thereby (including due diligence) or in connection with the Buyer’s pursuit of a Business Combination with the Company, and the performance and compliance with all agreements and conditions contained herein or therein to be performed or complied with (which fees, costs and expenses shall be deemed Sponsor Transaction Expenses hereunder);

(c) only to the extent an RSI Company is obligated to pay, has paid or has agreed to pay, all fees, costs and expenses (including fees, costs and expenses of third-party advisors, legal counsel, investment bankers, or other representatives) incurred or payable by any of the RSI Companies, the Sellers’ Representative or the Sellers (or the Sellers’ equityholders) through the Closing in connection with the preparation of the financial statements, the negotiation, preparation and execution of this Agreement, the Ancillary Agreements and the Proxy Statement and the consummation of the transactions contemplated hereby and thereby (including due diligence) or in connection with the Sellers’ pursuit of the transactions contemplated by this Agreement, and the performance and compliance with all agreements and conditions contained herein or therein to be performed or complied with (which fees, costs and expenses shall be deemed Company Transaction Expenses hereunder);

(d) any fees, costs and expenses incurred or payable by the Buyer, any of the RSI Companies, the Sponsor, the Sellers’ Representative or the Sellers in connection with entry into the Subscription Agreements and the consummation of the transactions contemplated by the Subscription Agreements and in connection with the negotiation, preparation and execution of any Permitted Equity Financing, including any fees or other inducements related thereto (which fees, costs, expenses and inducements shall be deemed Sponsor Transaction Expenses hereunder, to the extent incurred or payable by the Buyer, and Company Transaction Expenses, to the extent incurred or payable by any RSI Company or any Seller; provided that, notwithstanding the foregoing, (i) in connection with any Permitted Equity Financing(s) other than the PIPE (as defined in the LOI), to the extent that any Equity Financing Source providing such financing seeks commitment fees or other inducements to enter into a Subscription Agreement, one hundred percent (100%) of such commitment fees or other inducements shall be deemed Sponsor Transaction Expenses hereunder, and (ii) in connection with any Permitted Equity Financing(s) that comprise the PIPE (as defined in the LOI), to the extent that any Equity Financing Sources providing such financing seeks commitment fees or other inducements to enter into a Subscription Agreement, fifty percent (50%) of such commitment fees or other inducements approved by the Company in writing (email being sufficient) shall be deemed Company Transaction Expenses hereunder and fifty percent (50%) of such commitment fees or other inducements shall be deemed Sponsor Transaction Expenses hereunder), which fees and inducements the Parties agree are equal to zero dollars ($0) with respect to Subscription Agreements entered into on or prior to the Effective Date (each such commitment fees or inducement under subclauses (d)(i) and (ii), a “Permitted Inducement”);

(e) any Liability of the RSI Companies in the nature of compensation under any sale, change-of-control, “stay around,” retention, severance or similar bonus or payment plans or similar arrangements paid or payable to current or former directors, officers or employees of the RSI Companies, in whole or in part, as a result of or in connection with the transactions contemplated this Agreement or any Ancillary Agreement (which fees, costs and expenses shall be deemed Company Transaction Expenses hereunder);

(f) all fees, costs and expenses paid or payable pursuant to the Tail Policy (which fees, costs and expenses shall be deemed Sponsor Transaction Expenses hereunder); all filing fees paid or payable to a Governmental Entity in connection with any filing made under the HSR Act or Applicable Gaming Law, in each case if required (fifty percent (50%) of such fees shall be deemed Company Transaction Expenses hereunder and fifty percent (50%) of such fees shall be deemed Sponsor Transaction Expenses hereunder); and

(g) all Transfer Taxes (fifty percent (50%) of such Transfer Taxes shall be deemed Company Transaction Expenses hereunder and fifty percent (50%) of such Transfer Taxes shall be deemed Sponsor Transaction Expenses hereunder).

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration, notarial fees and other similar Taxes and fees incurred in connection with the transactions contemplated by this Agreement.

“Transferred Names” has the meaning set forth in Section 8.2.

“Transferred Names Assignment Agreement” has the meaning set forth in Section 8.2.

“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that Section regardless of how numbered or classified.

“Triggering Event” has the meaning set forth in Section 2.9(c).

“Trust Account” means the trust account established by the Buyer pursuant to the Trust Agreement.

“Trust Agreement” means that certain Investment Management Trust Agreement, dated of February 20, 2020, by and between the Buyer and Continental Stock Transfer & Trust Company, a New York corporation.

“Trust Amount” has the meaning set forth in Section 5.4.

“Trust Distributions” has the meaning set forth in Section 11.11.

“Trustee” means Continental Stock Transfer & Trust Company, acting as trustee of the Trust Account.

“Unaudited Financial Statements” has the meaning set forth in Section 3.4(a).

“Unauthorized Code” means any virus, Trojan horse, worm, or other Software routines or hardware components designed to permit unauthorized access, to disable, erase, or otherwise harm Software, hardware or data that is not developed or authorized by any RSI Company or the licensor of the Software or hardware components.

“Volume Weighted Average Share Price” means the volume-weighted average share price of Buyer Class A Common Stock as displayed on Buyer’s page on Bloomberg (or any successor service) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such trading day.

“Waiving Parties” has the meaning set forth in Section 11.16(a)(i).

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, or any similar or related Law.

“W&C” has the meaning set forth in Section 11.16(b)(i).

ARTICLE II

PURCHASE AND SALE TRANSACTIONS

Section 2.1 Purchase and Sale of Acquired Company Units; Issuance of Buyer Class V Voting Stock.

(a) Closing Date Transactions. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

(i) The Buyer will acquire the Acquired Closing Company Units and the Sellers and the Company will cause such Acquired Closing Company Units to be sold, transferred, assigned or issued to the Buyer, as applicable, in the following sequence:

(A)

(x) The Buyer will (1) transfer to the Company the Contribution Amount plus the aggregate amount of the Transaction Expenses in exchange for the Issued Company Units (including the Buyer Earnout Company Units), free and clear of all Liens (other than Securities Liens), and (2) issue to the Company the Buyer Class V Voting Stock as set forth in Section 2.1(a)(iii) below (including the Sellers Earnout Voting Shares which shall be subject to vesting and potential forfeiture in accordance with Section 2.9) and (y) the Company will issue to the Buyer the Issued Company Units (including the Buyer Earnout Company Units which shall be subject to vesting and potential forfeiture in accordance with Section 2.9), free and clear of all Liens (other than Securities Liens); and

(B)

The Buyer will (x) transfer to the Sellers the Purchased Company Unit Closing Cash Consideration, and (y) agree to provide certain rights under the Tax Receivable Agreement, in exchange for the Purchased Closing Company Units held by such Sellers, free and clear of all Liens (other than Securities Liens), and (y) each Seller will sell, assign and transfer to the Buyer the Purchased Closing Company Units and a corresponding number of shares of Buyer Class V Voting Stock held by such Seller, free and clear of all Liens (other than Securities Liens).

(ii) Substantially simultaneously with the transactions set forth in Section 2.1(a)(i), the Sellers and the Company will adopt the Company A&R LPA and in connection with such transactions, including the issuance to the Company (for further distribution to the Sellers in accordance with Section 2.1(a)(iv) below) of the Buyer Class V Voting Stock as set forth in Section 2.1(a)(iii) below, the GP Company shall be admitted as the general partner of the Company pursuant to the terms of the Company A&R LPA.

(iii) The Buyer shall (A) issue to the Company, in the aggregate, one (1) share of Buyer Class V Voting Stock for each Retained Company Unit held by the Sellers, free and clear of all Liens (other than Securities Liens), and (B) make appropriate book entries evidencing the issuance to the Company of such shares of Buyer Class V Voting Stock.

(iv) Immediately after the transactions set forth in Section 2.1(a)(i), Section 2.1(a)(ii), and Section 2.1(a)(iii), (A) the Company shall distribute the shares of Buyer Class V Voting Stock received by the Company under Section 2.1(a)(iii) to the Sellers, and (B) the Buyer shall make appropriate book entries (to the accounts designated by Sellers in writing prior to Closing) evidencing the distribution to the Sellers of such shares of Buyer Class V Voting Stock.

(b) Post-Closing Permitted Equity Financings. To the extent that one or more Permitted Equity Financings is consummated following the Closing, but on or prior to the Post-Closing Financing End Date in accordance with the terms and conditions set forth in this Agreement (including, without limitation, Section 7.15) and the Subscription Agreement applicable thereto:

(i) the applicable Equity Financing Source shall pay to the Buyer the purchase price (which price per share, for the avoidance of doubt, shall not be less than the Minimum Stock Sale Price), and the Buyer shall issue the number of shares of Buyer Class A Common Stock to such Equity Financing Source, in each case, as set forth in and in accordance with the terms and conditions set forth in the applicable Subscription Agreement;

(ii) (x) the Buyer shall promptly (and in any event no later than three (3) Business Days following the Post-Closing Financing End Date) thereafter contribute to the Company the Aggregate Available Cash received in connection with any such Permitted Equity Financings and (y) the Company shall issue to Buyer a number of Company Units equal to the number of shares of Buyer Class A Common Stock so issued pursuant to the Permitted Equity Financing at the price at which the corresponding shares of Buyer Class A Common Stock were sold (such number of Company Units, the “Post-Closing Issued Company Units”); and

(iii) the Company shall promptly (and in any event no later than three (3) Business Days following the contribution by the Buyer to the Company contemplated in Section 2.1(b)(ii)) thereafter pay to the Sellers, by wire transfer of immediately available funds to the account or accounts designated in writing by the applicable Sellers no later than three (3) Business Days prior to the Closing, an aggregate amount in cash equal to the Redemption Amount (if any), which amount shall be allocated among the Sellers in such proportions as set forth in a writing delivered by the Sellers’ Representative to the Company and the Buyer at least two (2) days prior to the Closing Date (the “Sellers’ Representative Notice” and such proportions, the “Sellers’ Proportions”) and (y) (i) the Company shall redeem from the Sellers (in accordance with the Sellers’ Proportions), and the Sellers shall sell, assign and transfer to the Company (in accordance with the Sellers’ Proportions), a number of Company Units equal to the number of Post-Closing Issued Company Units pursuant to Section 2.1(b)(ii) (the “Redeemed Post-Closing Company Units”) and (ii) the Sellers shall forfeit to the Buyer the corresponding number of shares of Buyer Class V Voting Stock held by such Sellers (in accordance with the Sellers’ Proportions), in each case, free and clear of all Liens (other than Securities Liens), and each such Redeemed Post-Closing Company Unit and share of Buyer Class V Voting Stock shall automatically be cancelled by the Company and the Buyer, respectively, without any further action by any Person.

Section 2.2 Purchase Price and Closing Date Payments. Subject to the satisfaction or waiver of the conditions set forth in Section 2.6 (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions), at the Closing and in consideration for the acquisition of the Acquired Closing Company Units as specifically set forth in Section 2.1(a)(i) above, the Buyer shall, subject to this Agreement and the Trust Agreement, disburse all Available Closing Date Cash plus the aggregate amount of Transaction Expenses incurred by the Parties for the following purposes and in the following order of priority:

(a) first, contribution to the Company of the Contribution Amount plus the aggregate amount of Transaction Expenses incurred by the Parties, which shall be used by the Company as follows:

(i) first, payment of the Transaction Expenses by wire transfer of immediately available funds on behalf of the Persons that incurred such Transaction Expenses or by whom such Transaction Expenses are payable; and

(ii) second, the Contribution Amount shall be retained by the Company for use by any RSI Company; and

(b) second, payment to Sellers, by wire transfer of immediately available funds to the account or accounts designated in writing by the applicable Sellers no later than three (3) Business Days prior to the Closing, an aggregate amount in cash equal to the Purchased Company Unit Closing Cash Consideration (if any) and which amount shall be allocated among Sellers in accordance with the Sellers’ Proportions.

Section 2.3 Transaction Statement; Available Closing Date Cash; Third Party Invoices.

(a) Available Closing Date Cash. At least two (2) Business Days prior to the Closing Date, the Buyer shall prepare and deliver to the Company and Sellers a certificate, duly executed and certified by an executive officer of the Buyer, setting forth in reasonable detail the Buyer’s good faith calculation (and attaching reasonable supporting details to enable a review thereof by Sellers) of Available Closing Date Cash.

(b) Third Party Invoices.

(i) At least three (3) Business Days prior to the Closing Date, (A) the Sellers’ Representative shall deliver to the Sponsor copies of all invoices for Company Transaction Expenses (whether payable on, prior to or after the Closing), as well as a certificate, duly executed and certificated by an executive officer of the Company, setting forth in reasonable detail the Company’s good faith calculation of the aggregate amount of Company Transaction Expenses (the “Company Transaction Expenses Certificate”) and any W-9 or other tax forms reasonably requested in connection with payment thereof, and (B) the Sponsor shall deliver to the Sellers’ Representative copies of all invoices for Sponsor Transaction Expenses (whether payable on, prior to or after the Closing), as well as a certificate, duly executed and certificated by an executive officer of the Sponsor, setting forth in reasonable detail the Sponsor’s good faith calculation of the aggregate amount of

Sponsor Transaction Expenses (the “Sponsor Transaction Expenses Certificate”) and any W-9 or other tax forms reasonably requested in connection with payment thereof.

(ii) Each of the Sellers’ Representative and the Sponsor shall be obligated to promptly notify (in reasonable detail) the other Party upon discovery or determination by such Party of any inaccurate amounts reflected on the Company Transaction Expenses Certificate or the Sponsor Transaction Expenses Certificate, as applicable, during the thirty (30) days following the Closing Date.

(iii) No later than thirty (30) days following the Closing Date, (A) the Sponsor shall notify the Sellers’ Representative in writing whether it accepts or disputes the accuracy of the calculation of the Company Transaction Expenses set forth on the Company Transaction Expenses Certificate, and (B) the Sellers’ Representative shall notify the Sponsor in writing whether it accepts or disputes the accuracy of the calculation of the Sponsor Transaction Expenses set forth on the Sponsor Transaction Expenses Certificate. If the Sponsor accepts the calculation of the Company Transaction Expenses set forth on the Company Transaction Expenses Certificate, or fails within such thirty (30) day period to notify the Sellers’ Representative of any dispute with respect thereto, then the calculation of the Company Transaction Expenses set forth on the Company Transaction Expenses Certificate shall be deemed final and conclusive and binding upon all Parties in all respects. If the Sellers’ Representative accepts the calculation of the Sponsor Transaction Expenses set forth on the Sponsor Transaction Expenses Certificate, or fails within such thirty (30) day period to notify the Sponsor of any dispute with respect thereto, then the calculation of the aggregate amount of Sponsor Transaction Expenses set forth on the Sponsor Transaction Expenses Certificate shall be deemed final and conclusive and binding upon all Parties in all respects.

(iv) If the Sponsor disputes the accuracy of the calculation of Company Transaction Expenses set forth on the Company Transaction Expenses Certificate, the Sponsor shall provide written notice to the Sellers’ Representative no later than thirty (30) days following the Closing Date (the “Sponsor Dispute Notice”), setting forth in reasonable detail those items that the Sponsor disputes. If the Sellers’ Representative disputes the accuracy of the calculation of Sponsor Transaction Expenses set forth on the Sponsor Transaction Expenses Certificate, the Sellers’ Representative shall provide written notice to the Sponsor no later than thirty (30) days following the Closing Date (the “Company Dispute Notice” and each of the Sponsor Dispute Notice and the Company Dispute Notice, a “Dispute Notice”), setting forth in reasonable detail those items that the Sellers’ Representative disputes. During the fifteen (15) day period following delivery of a Dispute Notice, Sponsor and the Sellers’ Representative shall negotiate in good faith with a view to resolving their disagreements over the disputed items. During such fifteen (15) day period and until the final determination of Sponsor Transaction Expenses and Company Transaction Expenses in accordance with this Section 2.3(b)(iv) or Section 2.3(b)(v), as the case may be (as so determined, or as determined pursuant to Section 2.3(b)(iii) above, “Final Sponsor Transaction Expenses” and “Final

Company Transaction Expenses,” respectively), the Sponsor and its representatives shall be provided with reasonable access to the financial books and records of the RSI Companies and the Sellers, and the Sellers’ Representative and its representatives shall be provided with reasonable access to the financial books and records of the Sponsor and the Buyer, in each case as it may reasonably request to enable it to address all matters set forth in any Dispute Notice. If the Sponsor and the Sellers’ Representative resolve their differences over the disputed items in accordance with the foregoing procedure, Final Sponsor Transaction Expenses and the Final Company Transaction Expenses shall be the amounts agreed upon by them. If the Sponsor and the Sellers’ Representative fail to resolve their differences over the disputed items within such fifteen (15) period, then Sponsor and the Sellers’ Representative shall forthwith jointly request that an Independent Accountant, as shall be mutually agreed by Sponsor and the Sellers’ Representative, make a binding determination as to the disputed items in accordance with this Agreement.

(v) The Independent Accountant will under the terms of its engagement have no more than thirty (30) days from the date of referral and no more than fifteen (15) Business Days from the final submission of information and testimony by the Sponsor and the Sellers’ Representative within which to render its written decision with respect to the disputed items (and only with respect to any unresolved disputed items set forth in the applicable Dispute Notice(s)) and the final calculation of Sponsor Transaction Expenses and Company Transaction Expenses, as applicable, shall be based solely on the resolution of such disputed items. The Independent Accountant shall review such submissions and base its determination solely on such submissions. In resolving any disputed item, the Independent Accountant may not assign a value to any item greater than the maximum value for such item claimed by either party or less than the minimum value for such item claimed by either party. The decision of the Independent Accountant shall be deemed final and binding upon the parties and enforceable by any court of competent jurisdiction and the Independent Accountant’s final calculation of the Sponsor Transaction Expenses shall be deemed the “Final Sponsor Transaction Expenses” and the Independent Accountant’s final calculation of the Company Transaction Expenses shall be deemed the “Final Company Transaction Expenses.” The fees and expenses of the Independent Accountant shall be allocated to be paid by the Sponsor, on the one hand, and the Company, on the other, based upon the percentage that the portion of the contested amount not awarded to each Party bears to the amount actually contested by such Party, as determined by the Independent Accountant, which amounts shall be added to the Final Sponsor Transaction Expenses or the Final Company Transaction Expenses, as applicable.

(vi) Following the determination of the Final Sponsor Transaction Expenses and Final Company Transaction Expenses pursuant to Section 2.3(b)(iii), Section 2.3(b)(iv) and/or Section 2.3(b)(v), the Company Enterprise Value shall be recalculated by adding the Net Company Enterprise Value Adjustment Amount (which, for clarity, may be a negative amount) (the “Adjusted Company Enterprise Value”). If the Adjusted Company Enterprise Value is greater than the Company

Enterprise Value, then (A) the Company shall issue additional Company Units to the Sellers, on a Pro Rata Basis, in an aggregate amount equal to the quotient of (x) the absolute value of the Net Company Enterprise Value Adjustment Amount divided by (y) ten dollars ($10), (B) the Buyer shall issue a corresponding number of additional shares of Buyer Class V Voting Stock to the Company, and (C) the Company shall distribute such additional shares of Buyer Class V Voting Stock received as set forth in clause (B) above to each Seller, on a Pro Rata Basis. If the Adjusted Company Enterprise Value is less than the Company Enterprise Value, then (A) the Sellers shall automatically forfeit for no consideration, on a Pro Rata Basis, an aggregate number of Company Units and shares of Buyer Class V Voting Stock equal to the quotient of (x) the absolute value of the Net Company Enterprise Value Adjustment Amount divided by (y) ten dollars ($10), and (B) the Company and the Buyer shall automatically cancel and retire such Company Units and shares of Buyer Class V Voting Stock, respectively, with no further action by any other Person. The Parties agree to treat the issuance or forfeiture of any Company Units with respect to Sellers pursuant to this Section 2.3(b)(vi) as an adjustment to the Sellers’ initial post-closing capital account for U.S. federal (and applicable state and local) income Tax purposes, as appropriate.

Section 2.4 Example Pro Forma Calculations. The transactions contemplated by Section 2.1(a) shall be effectuated in accordance with and based upon the definitions contained herein. The Example Pro Forma Calculations set forth on Exhibit L have been prepared in full and complete accordance with the definitions contained herein and shall be for illustrative purposes only.

Section 2.5 Closing Transactions. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place (a) by conference call and by exchange of signature pages by email, fax or other electronic transmission as promptly as practicable (and in any event no later than 9:00 a.m. eastern time on the third (3rd) Business Day after the conditions set forth in Section 2.6 have been satisfied, or, if permissible, waived by the Party entitled to the benefit of the same (other than those conditions which by their terms are required to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or (b) such other date and time as the Parties mutually agree (the date upon which the Closing occurs, the “Closing Date”).

Section 2.6 Conditions to the Obligations of the Parties.

(a) Conditions to the Obligations of Each Party. The obligation of each Party to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction or written waiver, as of the Closing Date, of each of the following conditions:

(i) Hart-Scott-Rodino Act. If a filing is required in connection with the consummation of the transactions contemplated by this Agreement under the HSR Act, the waiting period applicable to the consummation of the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated.

(ii) No Orders or Illegality. There shall not be any applicable Law in effect that makes the consummation of the transactions contemplated by this Agreement illegal or any Order in effect preventing the consummation of the transactions contemplated by this Agreement.

(iii) Required Vote. The Required Vote shall have been obtained.

(b) Conditions to Obligations of the Buyer. The obligations of the Buyer to consummate the transactions to be performed by the Buyer in connection with the Closing is subject to the satisfaction or written waiver, at or prior to the Closing Date, of each of the following conditions:

(i) Representations and Warranties.

(A)

The representations and warranties of the Company set forth in Article III of this Agreement (other than the Company Fundamental Representations and the representations and warranties of the Company set forth in Section 3.22 and Section 3.23) and of Sellers set forth in Article IV of this Agreement (other than the Sellers Fundamental Representations), in each case, without giving effect to any materiality or Material Adverse Effect qualifiers contained therein (other than in respect of the defined term ‘Material Contract’), shall be true and correct as of the date of this Agreement and as of the Closing Date as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct as of such date), except in each case, to the extent such failure of the representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect;

(B)

the representations and warranties of the Company set forth in Section 3.22 and Section 3.23 of this Agreement, in each case, without giving effect to any materiality or Material Adverse Effect qualifiers contained therein, shall be true and correct as of the date of this Agreement and as of the Closing Date as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct as of such date), except in each case, to the extent such failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a material and adverse effect on the RSI Companies, taken as a whole; and

(C)

the Company Fundamental Representations and the Sellers Fundamental Representations, in each case, without giving effect to any materiality or Material Adverse Effect qualifiers contained therein, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct in all material respects as of such date).

(ii) Performance and Obligations of the Company and Sellers. The Company and Sellers shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by the Company or Sellers, as applicable, on or prior to the Closing Date.

(iii) Material Adverse Effect. Since the Effective Date, there has been no Material Adverse Effect.

(iv) Officers Certificate. (A) The Company shall deliver to the Buyer, a duly executed certificate from an authorized Person of the Company in the form attached hereto as Exhibit G, dated as of the Closing Date, certifying that the conditions set forth in Section 2.6(b)(i), Section 2.6(b)(ii), and Section 2.6(b)(iii) with respect to the Company have been satisfied, and (B) and the Sellers’ Representative shall deliver to the Buyer, a duly executed certificate on behalf of Sellers in the form attached hereto as Exhibit G, dated as of the Closing Date, certifying that the conditions set forth in Section 2.6(b)(i) and Section 2.6(b)(ii) with respect to Sellers have been satisfied.

(v) Recapitalization. The Recapitalization shall have been effectuated as described in the Recitals and in compliance with the terms and conditions of the Company’s LPA.

(vi) Company and Sellers Closing Deliveries. The Buyer shall have received the closing deliveries set forth in Section 2.7.

(vii) PCAOB Financial Statements. The Company shall have delivered to the Buyer the PCAOB Financial Statements.

(c) Conditions to Obligations of Sellers and the Company. The obligation of Sellers and the Company to consummate the transactions to be performed by Sellers and the Company, as applicable, in connection with the Closing is subject to the satisfaction or written waiver, at or prior to the Closing Date, of each of the following conditions:

(i) Representations and Warranties.

(A)	The representations and warranties of the Buyer set forth in Article V of this Agreement (other than the Buyer Fundamental Representations), in each case, without giving effect to any materiality or material adverse effect qualifiers contained therein, shall be true and correct as of the date of this Agreement and as of the Closing Date as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct as of such date), except in each case, to the extent such failure of the representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Buyer Material Adverse Effect; and

(B)

the Buyer Fundamental Representations, in each case, without giving effect to any materiality or material adverse effect qualifiers contained therein, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct in all material respects as of such date).

(ii) Performance and Obligations of the Buyer. The Buyer shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by the Buyer on or prior to the Closing Date.

(iii) Officers Certificate. The Buyer shall deliver to the Sellers’ Representative, a duly executed certificate from an officer of the Buyer, in the form attached hereto as Exhibit H, dated as of the Closing Date, certifying that the conditions set forth in Section 2.6(c)(i) and Section 2.6(c)(ii) have been satisfied.

(iv) Available Closing Date Cash. Available Closing Date Cash shall not be less than one hundred sixty million dollars ($160,000,000) minus (y) the amount of the excess, if any, of the Company Transaction Expenses set forth on the Company Transaction Expenses Certificate over the Company Transaction Expense Cap.

(v) Buyer Governing Documents. The Buyer A&R Certificate of Incorporation shall have been filed with the Secretary of State of the State of Delaware, and the Buyer shall have adopted the Buyer A&R Bylaws.

(vi) Buyer Closing Deliveries. The Sellers’ Representative shall have received the closing deliveries set forth in Section 2.8.

(vii) Gaming Regulatory Conditions. All approvals, determinations, grants, confirmations and other conditions with respect to Gaming Regulatory Authorities required in connection with the transactions contemplated by this

Agreement and the Ancillary Agreements shall have been made, obtained, satisfied or given and shall be in full force and effect, as applicable.

(viii) No Material Adverse Regulatory Event. There shall not have occurred and be continuing any event or circumstance involving any Gaming Regulatory Authority relating to this Agreement or the Business Combination (including any statement or notice by or from a Gaming Regulatory Authority), that has had or is reasonably likely to have (A) a material adverse impact on the eligibility of any RSI Company to continue to operate under their material operating licenses or registrations in any material respect, (B) an adverse impact in any material respect on any pending material applications of any RSI Company filed with a Gaming Regulatory Authority, or (C) otherwise impair the ability of any RSI Company to operate its business as conducted on the date hereof in any material respect following the Closing.

(d) Frustration of Closing Conditions. None of Sellers, the Company or the Buyer may rely on the failure of any condition set forth in this Section 2.6 to be satisfied if such failure was caused by such Party’s failure to act in good faith or to use commercially reasonable efforts to cause the closing conditions of such other Party to be satisfied.

(e) Waiver of Closing Conditions. Upon the occurrence of the Closing, any condition set forth in this Section 2.6 that was not satisfied as of the Closing shall be deemed to have been waived as of and from the Closing.

Section 2.7 Company and Sellers Closing Deliveries.

(a) Company and Sellers Deliveries. At the Closing, the Company or the Sellers’ Representative shall deliver to the Buyer:

(i) a unit power, duly executed by each applicable Seller with respect to the Purchased Closing Company Units owned by such Seller in the form attached hereto as Exhibit I (the “Unit Powers”);

(ii) a properly completed and duly executed IRS Form W-9 (collectively, the “W-9s”) from each Seller;

(iii) the Company A&R LPA, duly executed by the Company and the Sellers;

(iv) evidence that the Recapitalization has been effectuated as described in the Recitals;

(v) the Tax Receivable Agreement, duly executed by the Sellers, the Company and the Sellers’ Representative;

(vi) the Investor Rights Agreement, duly executed by the Sellers and the Sellers’ Representative;

(vii) the Founder Holders Forfeiture Agreement, duly executed by the Sellers’ Representative;

(viii) the Services Agreement, duly executed by the Company and Rush Street Gaming, LLC;

(ix) the Amended Sponsor Letter, executed by the Sellers’ Representative and the Company;

(x) the Transferred Names Assignment Agreement, duly executed by the Company and the Sellers (and applicable Affiliates); and

(xi) the Trademark License Agreement, duly executed by the Company and the Sellers.

Section 2.8 Buyer Closing Deliveries.

(a) Buyer Closing Deliveries. At the Closing, the Buyer (on behalf of itself, the Sponsor and/or the Founder Holders, as applicable) shall deliver to the Sellers:

(i) the Unit Powers, duly executed by Buyer;

(ii) the Founder Holders Forfeiture Agreement, duly executed by the Buyer and the Founder Holders;

(iii) the Amended Sponsor Letter, duly executed by the Buyer and the Founder Holders;

(iv) the Company A&R LPA, duly executed by the Buyer and the GP Company;

(v) the Tax Receivable Agreement, duly executed by the Buyer;

(vi) the Investor Rights Agreement, duly executed by the Buyer and the Founder Holders; and

(vii) evidence that, immediately after the Closing, the Buyer Board is comprised of nine (9) directors and that the Seller Directors (as defined in the Investor Rights Agreement) have been appointed to the Buyer Board.

Section 2.9 Earnout.

(a) Earnout Shares and Earnout Company Units. Upon the Closing (for the avoidance of doubt, following the Buyer Class B Common Stock Conversion), on the Closing Date, the Earnout Shares and Earnout Company Units will be subject to restrictions on transfer and voting, as more fully described in Section 2.9(b)(iv), and subject to forfeiture in the event such Earnout Shares and Earnout Company Units are not earned in accordance with Section 2.9(c). The Sellers Earnout Company Units and the Sellers Earnout Voting Shares shall be allocated to Sellers on a Pro Rata Basis, the Founder

Holders Earnout Shares shall be allocated to the Founder Holders (on a Pro Rata Basis) and the Buyer Earnout Company Units shall be allocated to the Buyer, in each case in accordance with this Section 2.9.

(b) Procedures Applicable to the Earnout of the Earnout Shares and Earnout Company Units.

(i) At the Closing, (x) the Buyer shall place the restrictive legends, in substantially the form set forth in Section 2.9(b)(i)(A), on the certificates or book entries representing the Earnout Shares, and (y) the Company shall place the restrictive legends, in substantially the form set forth in Section 2.1(a)(i)(B), on the certificates or book entries representing the Earnout Company Units:

(A)

“THESE SECURITIES ARE SUBJECT TO THE VOTING AND TRANSFER RESTRICTIONS SET FORTH IN THE BUSINESS COMBINATION AGREEMENT, DATED JULY 27, 2020 (THE “COMBINATION AGREEMENT”), BY AND AMONG DMY TECHNOLOGY GROUP, INC. (THE “CORPORATION”), RUSH STREET INTERACTIVE, LP AND CERTAIN OTHER PARTIES THERETO, AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME, AND NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS CONTAINED IN THE COMBINATION AGREEMENT, IF ANY, HAVE BEEN FULFILLED.”

(B)

“THESE SECURITIES ARE SUBJECT TO THE VOTING AND TRANSFER RESTRICTIONS SET FORTH IN THE BUSINESS COMBINATION AGREEMENT, DATED JULY 27, 2020 (THE “COMBINATION AGREEMENT”), BY AND AMONG DMY TECHNOLOGY GROUP, INC., RUSH STREET INTERACTIVE, LP (THE “COMPANY”) AND CERTAIN OTHER PARTIES THERETO, AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME, AND NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS CONTAINED IN THE COMBINATION AGREEMENT, IF ANY, HAVE BEEN FULFILLED.”

(ii) Promptly upon the occurrence of any Triggering Event, or as soon as practicable after the Buyer or the Company becomes aware of the occurrence of such Triggering Event or receives written notice of a Triggering Event from the Sponsor or the Sellers’ Representative, the Buyer shall prepare and deliver, or cause to be prepared and delivered, in consultation with the Company, a mutually agreeable written notice to the Sponsor and the Sellers’ Representative (each, an “Earnout Notice”), which Earnout Notice shall set forth in reasonable detail the Triggering Event giving rise to the Earnout Shares and Earnout Company Units becoming earned and the number of Earnout Shares and Earnout Company Units that are so earned. The Buyer, the Sponsor and the Sellers’ Representative shall use commercially reasonable efforts to resolve any disputes in good faith that may arise between any of them with respect to the determination of the occurrence of a Triggering Event and the preparation of the applicable Earnout Notice. In the event the Buyer, the Sponsor and the Sellers’ Representative are unable to reach mutual agreement with each other with respect to the determination of the occurrence of a Triggering Event, all unresolved disputed items shall be promptly referred to an impartial nationally recognized firm of independent certified public accountants appointed by mutual agreement of the Buyer, the Sponsor and the Sellers’ Representative (the “Independent Accountant”). The Independent Accountant shall be directed to render a written report on the unresolved disputed items with respect to the applicable Triggering Event and related Earnout Notice as promptly as practicable and to resolve only those unresolved disputed items. The Buyer, the Sponsor and the Sellers’ Representative shall each furnish to the Independent Accountant such work papers, schedules and other documents and information relating to the unresolved disputed items as the Independent Accountant may reasonably request. The Independent Accountant shall resolve the disputed items based solely on the terms and conditions in this Agreement and the presentations made on behalf of the Buyer, the Sponsor and the Sellers’ Representative and not by independent review. The resolution of any such dispute by the Independent Accountant shall be final and binding on the parties hereto absent manifest error in its determination, in which case the matter will be brought back to the Independent Accountant for correction no more than one time by the Buyer, the Sponsor or the Sellers’ Representative, after which the determination of the Independent Accountant shall be final and binding. The fees and expenses of the Independent Accountant shall be borne equally by the Founder Holders and the Sellers.

(iii) Promptly following the date of an Earnout Notice (or the final resolution of any disputes with respect to such Earnout Notice in accordance with Section 2.9(b)(ii)), the Buyer (with respect to the Earnout Shares that are so determined to have been earned) and the Company (with respect to the Earnout Company Units that are finally determined to have been earned) shall cause the restrictive legends set forth in Section 2.9(b)(i) to be removed from certificates or book entries representing such Earnout Shares and Earnout Company Units, as applicable.

(iv) Subject to the terms of the Investor Rights Agreement and/or the Company A&R LPA, as may be applicable, the holders of the Earnout Shares and/or Earnout Company Units shall not (A) directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, any of the Earnout Shares or Earnout Company Units or (B) vote any Earnout Shares or Earnout Company Units, in each case until the date on which the relevant Triggering Events have been satisfied as described in Section 2.9(c) below and it is finally determined that such Earnout Shares or Earnout Company Units have been earned pursuant to Section 2.9(b)(ii) (the restrictions in clauses (A) & (B), the “Earnout Restrictions”), and thereafter, such Earnout Shares and Earnout Company Units shall continue to be subject to the terms and restrictions of the Investor Rights Agreement, the Buyer A&R Certificate of Incorporation, the Buyer A&R Bylaws and the Company A&R LPA.

(v) For the avoidance of doubt, no additional shares of Buyer Capital Stock or Company Units will subject to the Earnout Restrictions in this Section 2.9,

and upon the earlier of (i) all of the Earnout Shares and Earnout Company Units becoming earned in accordance with Section 2.9, or (ii) the final determination that no un-earned Earnout Shares and the Earnout Company Units will become earned, the provisions of this Section 2.9 shall no longer have any force or effect. Notwithstanding the foregoing, any Earnout Shares and Earnout Company Units that are not earned in accordance with the terms of Section 2.9 as of the end of the day on the three (3)-year anniversary of the Closing Date shall thereafter be forfeited to the Buyer, with respect to the Earnout Shares, and the Company, with respect to the Earnout Company Units, and cancelled and retired and the Sponsor, Founder Holders, the Buyer and/or the Sellers, as applicable, shall not have any rights with respect thereto.

(vi) Company 2021 Net Revenue Earnout Statement. As soon as practicable (but in any event no later than fifteen (15) Business Days) following the completion of the audited financial statements of the RSI Companies for the fiscal year ending on December 31, 2021, the Buyer and/or the Company shall prepare, or cause to be prepared, and shall furnish to the Sponsor and the Sellers’ Representative a statement (in reasonable detail) reflecting the Company 2021 Net Revenue for such fiscal year (such statement, the “Earnout Statement”). Unless the Sponsor or the Sellers’ Representative, within forty-five (45) days after receipt of the Earnout Statement, provides the Buyer, the Company and the Sellers’ Representative (in the case of a dispute by the Sponsor) or the Sponsor (in the case of a dispute by the Sellers’ Representative) with a written notice objecting thereto and specifying, in reasonable detail, the basis for such objection and the amount in dispute (an “Earnout Revenue Objection”), the Earnout Statement shall be binding upon the Parties. During such forty-five (45) day period after receipt of an Earnout Statement, the Sponsor and the Sellers’ Representative shall have access to the books and records and personnel of the RSI Companies, and work papers prepared by or on behalf of the Buyer and/or the Company, in each case, to the extent they relate to the Earnout Statement as the Sponsor or the Sellers’ Representative may reasonably request for the purposes of reviewing the Earnout Statement and/or preparing an Earnout Revenue Objection. In the event there is a dispute between the Sponsor or the Sellers’ Representative, as applicable, on one hand, and the Buyer and/or the Company, on the other hand, regarding the existence of a Triggering Event pursuant to Section 2.9(c)(ii) or the Earnout Statement, the Sponsor or the Sellers’ Representative timely provides the Buyer and the Company with an Earnout Revenue Objection, and such dispute is not resolved within thirty (30) days of receipt by the Buyer and the Company of the applicable Earnout Revenue Objection, the Sponsor, the Sellers’ Representative, the Sponsor, the Buyer and the Company shall engage the Independent Accountant to resolve the dispute in a manner consistent with the process set forth in Section 2.9(b)(i).

(c) Triggering Events. The Earnout Shares and the Earnout Company Units shall be earned, and as a result no longer subject to the Earnout Restrictions, as follows (each such event, a “Triggering Event”):

(i) if a Change of Control is consummated on or prior to the third (3rd) anniversary of the Closing Date, one hundred percent (100%) of the Earnout Shares and the Earnout Company Units shall be earned and no longer subject to the Earnout Restrictions;

(ii) promptly (but no later than three (3) Business Days) following the final determination of the Company 2021 Net Revenue in accordance with Section 2.9(b)(iv)), a percentage of the Founder Holders Earnout Shares, the Buyer Earnout Company Units, the Sellers Earnout Voting Shares, and the Sellers Earnout Company Units, in each case, equal to Company 2021 Net Revenue Earnout Achievement Percentage, shall be earned and no longer subject to the Earnout Restrictions;

(iii) if, on or any time prior to the third (3rd) anniversary of the Closing Date, the Volume Weighted Average Share Price equals or exceeds twelve dollars ($12.00) per share for ten (10) trading days of any twenty (20) consecutive trading day period following the Closing, 50% of each of the Founder Holders Earnout Shares, the Buyer Earnout Company Units, the Sellers Earnout Voting Shares, and the Sellers Earnout Company Units shall be earned and no longer subject to the Earnout Restrictions; and

(iv) if, on or any time prior to the third (3rd) year anniversary of the Closing Date, the Volume Weighted Average Share Price equals or exceeds fourteen dollars ($14.00) per share for ten (10) trading days of any twenty (20) consecutive trading day period following the Closing, 100% of each of the Founder Holders Earnout Shares, the Buyer Earnout Company Units, the Sellers Earnout Voting Shares, and the Sellers Earnout Company Units shall be earned and no longer subject to the Earnout Restrictions.

(d) Achievement of Multiple of Triggering Events. For the avoidance of doubt, if the condition for more than one Triggering Event is met pursuant to Section 2.9(c), (i) the Earnout Shares and Earnout Company Units earned in connection with each such Triggering Event shall be earned and no longer subject to the Earnout Restrictions accordance with this Section 2.9, and shall be cumulative with the Earnout Shares and Earnout Company Units earned prior to such time in connection with the satisfaction of any other Triggering Event (if any) and (ii) in no event shall the Founder Holders, the Buyer, the Sellers or any other Person be entitled to a number of Earnout Shares or Earnout Company Units, as applicable, which is greater than the number of Founder Holders Earnout Shares, Buyer Earnout Company Units, Sellers Earnout Company Units, and Sellers Earnout Voting Shares, as applicable.

Section 2.10 Withholding.

(a) The Buyer and the Company (and any of their respective representatives) shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount otherwise payable under this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Laws; provided, however, that the relevant payor will reasonably cooperate with the relevant payee prior to the making of such deductions and withholding payments to determine whether any such deductions or withholding payments (other than with respect to compensatory payments, if any) are required under applicable Law and in obtaining any available exemption or reduction of, or otherwise minimizing to the extent permitted by applicable Law, such deduction and withholding. To the extent that such withheld amounts are paid over to or deposited with the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding were made. The Buyer and the Sellers acknowledge that no withholding is required under applicable U.S. federal income Tax Law as in effect as of the Effective Date (other than with respect to compensatory payments or any deduction or withholding required by reason of the failure by any Seller to timely provide a duly executed and properly completed IRS Form W-9s) with respect to any amounts payable by the Buyer to the Sellers under this Agreement.

(b) If a Seller is unable to provide a a duly executed and properly completed IRS Form W-9, then (i) such Seller shall provide a certificate substantially in the form described in Proposed Regulations Section 1.1446(f)-2(c)(2)(ii)(B) or (ii) the Company shall deliver a certificate substantially in in the form described in Proposed Regulations Section 1.1446(f)-2(c)(2)(ii)(C), in each case setting forth the liabilities of the Company allocated to the Company Units sold or deemed to be sold pursuant to this Agreement under Section 752 of the Code, and the Buyer or the Company, as applicable, shall be permitted to withhold from the amount realized by such Seller in respect of such Company Units as provided in Section 1446(f) of the Code and Proposed Regulations thereunder and consistent with the certificate provided pursuant to clause (i) or (ii) of this sentence, as applicable.

ARTICLE III

REPRESENTATIONS AND WARRANTIES REGARDING THE RSI COMPANIES

As an inducement to the Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement, except as set forth in the applicable section of the Company and Sellers’ Disclosure Letter, the Company hereby represents and warrants to the Buyer as follows:

Section 3.1 Organization; Authority; Enforceability. Each RSI Company is (a) duly organized or formed, validly existing, and in good standing (or the equivalent) under the Laws of its jurisdiction of organization or formation (or, if continued in another jurisdiction, under the Laws of its current jurisdiction of registration (as applicable)), (b) qualified to do business and is in good standing (or the equivalent) in the jurisdictions in which the conduct of its business or locations of its assets and/or its leasing, ownership, or operation of properties makes such qualification necessary, except where the failure to be so qualified to be in good standing (or the equivalent) would not reasonably be expected to have a Material Adverse Effect and (c) each RSI Company has the requisite corporate or limited liability company, as the case may be, power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted. The Company has the limited liability company power and authority to execute and deliver this

Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, and each of the RSI Companies have taken all corporate or other legal entity action necessary in order to execute, deliver and perform their respective obligations hereunder and to consummate the transactions contemplated hereby and thereby. The general partner of the Company has duly approved this Agreement and the Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby and has duly authorized the execution, delivery and performance of this Agreement by the Company and the Ancillary Agreement to which it is a party. No other limited liability company or equivalent proceedings on the part of any RSI Company are necessary to approve and authorize the execution, delivery and performance of this Agreement and the Ancillary Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles. Correct and complete copies of the Governing Documents of each RSI Company, as in effect on the date hereof, have been made available to the Buyer. Except as set forth on Section 3.1 of the Company and Sellers’ Disclosure Letter, none of the RSI Companies is the subject of any bankruptcy, dissolution, liquidation, reorganization or similar proceeding.

Section 3.2 Noncontravention. Except as set forth on Section 3.2 of the Company and Sellers’ Disclosure Letter, the filings pursuant to Section 7.8, the filings with Gaming Regulatory Authorities required pursuant to Section 2.6(c)(vii), and any arrangement set forth on Section 3.16(c) of the Company and Sellers’ Disclosure Letter, the consummation by the Company of the transactions contemplated by this Agreement and the Ancillary Agreements to which the Company is a party do not (a) conflict with or result in any breach of any of the material terms, conditions or provisions of, (b) constitute a material default under (whether with or without the giving of notice, the passage of time or both), (c) result in a material violation of, (d) give any third party the right to terminate or accelerate, or cause any termination or acceleration of, any material right or material obligation under, (e) result in the creation of any Lien upon the Company Units under, (f) require any approval from, or (g) require any filing with, (i) any Material Contract or Material Lease, (ii) any Governing Document of an RSI Company or (iii) any Governmental Entity under or pursuant to any Law or Order to which any RSI Company is bound or subject, with respect to clauses (d) through (g), which would have a Material Adverse Effect. No RSI Company is in violation of any of the Governing Documents of such RSI Company except as would not have a Material Adverse Effect.

Section 3.3 Capitalization.

(a) Section 3.3(a) of the Company and Sellers’ Disclosure Letter sets forth with respect to each RSI Company as of the Effective Date, (i) its name and jurisdiction of organization or formation, (ii) its form of organization or formation and (iii) the Equity Interests issued by each RSI Company (including the number and class (as applicable) of vested and unvested Equity Interests) and the record and beneficial ownership (including the percentage interests held thereby) thereof. The Equity Interests set forth on Section 3.3(a) of the Company and Sellers’ Disclosure Letter comprise all of the capital stock, limited liability company interests or other equity interests, as applicable, of the RSI Companies that are issued and outstanding as of the Effective Date, immediately prior to giving effect to the transactions occurring on the Closing Date (including prior to the Recapitalization) set forth in this Agreement and in the Ancillary Agreements.

(b) Except as set forth on Section 3.3(b) of the Company and Sellers’ Disclosure Letter, or set forth in this Agreement, the Recapitalization Agreement, and if applicable, as further detailed in the Ancillary Agreements or the Governing Documents of the RSI Companies:

(i) there are no outstanding options, warrants, Contracts, calls, puts, rights to subscribe, conversion rights or other similar rights to which any RSI Company is a party or which are binding upon any RSI Company providing for the offer, issuance, redemption, exchange, conversion, voting, transfer, disposition or acquisition of any of its Equity Interests;

(ii) none of the RSI Companies is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Interests;

(iii) none of the RSI Companies is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any of its Equity Interests;

(iv) there are no contractual equityholder preemptive or similar rights, rights of first refusal, rights of first offer or registration rights in respect of Equity Interests of any of the RSI Companies to which any RSI Company is a party;

(v) none of the RSI Companies has violated in any material respect any applicable securities Laws or any preemptive or similar rights created by Law, Governing Document or Contract to which such RSI Company is a party in connection with the offer, sale or issuance of any of its Equity Interests; and

(vi) other than pursuant to applicable Law (including Applicable Gaming Law), there are no contractual restrictions which prevent the payment of dividends or distributions by any of the RSI Companies.

(c) All of the issued and outstanding Equity Interests of the RSI Companies (including the Acquired Closing Company Units) have been duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereto, and were not issued in violation of any preemptive rights, call options, rights of first refusal, subscription rights, transfer restrictions (other than Securities Liens and other than as set forth in the Governing Documents of the RSI Companies) or similar rights of any Person or applicable Law, other than in each case Securities Liens. Upon delivery of and payment for the Acquired Closing Company Units at the Closing, (i) Buyer will acquire good and valid title to all of the Acquired Closing Company Units, free and clear of any Liens (other than Securities Liens and other than as set forth in the Company’s LPA, this Agreement or the Ancillary Agreements) and (ii) the Acquired Closing Company Units (including the Buyer Earnout Company Units) together with the Retained Company Units (including the Sellers Earnout Company Units), will represent all of the Equity Interests of the Company, other than as set forth in the Company’s LPA.

(d) Except as set forth on Section 3.3(d) of the Company and Sellers’ Disclosure Letter, no RSI Company currently owns, directly or indirectly, any Equity Interests in any Person (other than another RSI Company), and no RSI Company has agreed to acquire any Equity Interests of any Person or has any branch, division, establishment or operations outside the jurisdiction in which it is incorporated, formed or organized (as applicable).

Section 3.4 Financial Statements; No Undisclosed Liabilities.

(a) Attached as Section 3.4(a) of the Company and Sellers’ Disclosure Letter are (x) the unaudited consolidated balance sheets of the RSI Companies as of March 31, 2020 (the “Latest Balance Sheet”), December 31, 2019 and December 31, 2018, and (y) the related unaudited consolidated statements of operations for the fiscal periods then ended (together with the Latest Balance Sheet, the “Unaudited Financial Statements”).

(b) Except as set forth on Section 3.4(b) of the Company and Sellers’ Disclosure Letter, each of the Unaudited Financial Statements has been, and the PCAOB Financial Statements will be, when delivered to Buyer pursuant to Section 7.9(h), derived from the books and records of the RSI Companies. Except as set forth on Section 3.4(b) of the Company and Sellers’ Disclosure Letter, (A) each of the Unaudited Financial Statements has been, and the PCAOB Financial Statements will be, when delivered to Buyer pursuant to Section 7.9(h), prepared in all material respects in accordance with GAAP applied on a consistent basis throughout the periods indicated therein and (B) each of the Unaudited Financial Statements fairly presents, and the PCAOB Financial Statements will, when delivered to Buyer pursuant to Section 7.9(h), fairly present, in all material respects, the combined assets, liabilities, and financial condition as of the respective dates thereof and the operating results of the RSI Companies for the periods covered thereby, except in each of clauses (A) and (B): (w) as otherwise noted therein, (x) that the Unaudited Financial Statements do not include footnotes, schedules, statements of equity and statements of cash flow and disclosures required by GAAP, (y) that the Unaudited Financial Statements have not been prepared in accordance with Regulation S-X of the SEC or the standards of the PCAOB, and (z) that the Unaudited Financial Statements do not include all year-end adjustments required by GAAP, in each case of clauses (x), (y) or (z), which are not, material, individually or in the aggregate, in amount or effect).    For the avoidance of doubt, the PCAOB Financials, when delivered to the Buyer in accordance with Section 7.9(h), will be prepared in accordance with Regulation S-X of the SEC or the standards of the PCAOB.

(c) Each of the independent auditors for the RSI Companies, with respect to their report as will be included in the PCAOB Financial Statements, is an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC and, with respect to the PCAOB Financial Statements, the PCAOB.

(d) Except as set forth on Section 3.4(d) of the Company and Sellers’ Disclosure Letter, the RSI Companies have no material Liabilities that are required to be disclosed on a balance sheet in accordance with GAAP, other than (i) Liabilities set forth in or reserved against in the Unaudited Financial Statements or the notes thereto or books and records of the RSI Companies; (ii) Liabilities which have arisen after the date of the Latest Balance Sheet in the Ordinary Course of Business (none of which results from, arises out of, or was caused by any breach of warranty, breach of Contract or infringement or violation of Law); (iii) Liabilities arising under this Agreement, the Ancillary Agreements and/or the performance by the Company of its obligations hereunder or thereunder or incurred in connection with the transactions contemplated by this Agreement, including the Transaction Expenses; (iv) Liabilities disclosed in the Company and Sellers’ Disclosure Letter; or (v) Liabilities for Company Transaction Expenses.

(e) Except as set forth on Section 3.4(e) of the Company and Sellers’ Disclosure Letter, as of the date of this Agreement, the RSI Companies do not have any outstanding (i) indebtedness for borrowed money; (ii) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security; or (iii) indebtedness for borrowed money of any Person for which such RSI Company has guaranteed payment.

(f) No RSI Company maintains any “off-balance sheet arrangement” within the meaning of Item 303 of Regulation S-K of the Securities and Exchange Commission.

Section 3.5 No Material Adverse Effect. Since December 31, 2019 through the Effective Date, there has been no Material Adverse Effect.

Section 3.6 Absence of Certain Developments. Except as set forth on Section 3.6 of the Company and Sellers’ Disclosure Letter, since December 31, 2019, (a) each RSI Company has conducted its business in all material respects in the Ordinary Course of Business and (b) no RSI Company has taken (or has had taken on its behalf) any action that would, if taken after the Effective Date, require the Buyer’s consent under Section 6.1(a).

Section 3.7 Real Property.

(a) Neither the Company nor any other RSI Company owns, or has ever owned, any real property.

(b) Set forth on Section 3.7(b) of the Company and Sellers’ Disclosure Letter is a correct and complete list (with the address) of all Material Leases. Except as set forth on Section 3.7(b) of the Company and Sellers’ Disclosure Letter, with respect to each of the Material Leases: (i) no RSI Company subleases, licenses or otherwise grants to any Person the right to use or occupy the Leased Real Property or any portion thereof; (ii) the applicable RSI Company’s possession and quiet enjoyment of the Leased Real Property under such Material Lease, to the extent applicable, is not being disturbed, (iii) each applicable RSI Company has made available to the Buyer a correct and complete copy of all Material Leases; (iv) all rent and other material undisputed amounts due and payable with respect to the Material Leases on or prior to the date of this Agreement have been paid when due, and all rent and other material undisputed amounts due and payable with respect to the Leased Real Property on or prior to the Closing Date, to the extent then due and payable, will have been paid prior to the Closing Date; and (v) the Company is not in material default under any such Material Lease nor, to the Company’s Knowledge, has an event occurred which would, with the giving of notice or the expiration of time, result in such material default by it or by any other party to such Material Lease. All landlords with respect to the Leased Real Property have consented, or prior to Closing will have consented, (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement.

(c) The Leased Real Property comprises all of the real property used in the business of the RSI Companies.

(d) Except as set forth on Section 3.7(d) of the Company and Sellers’ Disclosure Letter since the Lookback Date, no portion of the Leased Real Property that is the subject of a Material Lease has suffered damage by fire or other casualty loss, which has not been repaired and restored in all material respects.

Section 3.8 Tax Matters. Except as set forth on Section 3.8 of the Company and Sellers’ Disclosure Letter:

(a) Each RSI Company has timely filed all Income and other material Tax Returns required to be filed by it on or prior to the Closing Date pursuant to applicable Laws (taking into account any validly obtained extensions of time within which to file). All Income and other material Tax Returns filed by each of the RSI Companies are correct and complete in all material respects and have been prepared in material compliance with all applicable Laws. All Income and other material amounts of Taxes and all Income and other material amounts of Tax Liabilities due and payable by each of the RSI Companies for which the applicable statute of limitations remains open have been timely paid (whether or not shown as due and payable on any Tax Return).

(b) Each RSI Company has timely and properly withheld or collected and paid to the applicable Taxing Authority all material amounts of Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, equityholder or other third party and all material sales, use, ad valorem, value added, and similar Taxes and has otherwise complied in all material respects with all applicable Laws relating to such withholding, collection and payment of Taxes.

(c) No written claim has been made by a Taxing Authority in a jurisdiction where an RSI Company does not file a particular type of Tax Return, or pay a particular type of Tax, that such RSI Company is or may be subject to taxation of that type by, or required to file that type of Tax Return in, that jurisdiction, which claim has not been settled or resolved. The Income Tax Returns made available to the Buyer reflect all of the jurisdictions in which the RSI Companies are required to remit material amounts of Income Tax.

(d) No RSI Company is currently or has been within the past five (5) years the subject of any Tax Proceeding with respect to any Taxes or Tax Returns of or with respect to any RSI Company, no such Tax Proceeding is pending, and, to the Knowledge of the Company, no such Tax Proceeding has been threatened in writing, in each case, that has not been settled or resolved. No RSI Company has commenced a voluntary disclosure proceeding in any jurisdiction that has not been resolved or settled. All material deficiencies for Taxes asserted or assessed in writing against any RSI Company have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn, and, to the Knowledge of the Company, no such deficiency has been threatened or proposed in writing against any RSI Company.

(e) There are no outstanding agreements extending or waiving the statute of limitations applicable to any Tax or Tax Return with respect to any RSI Company or extending a period of collection, assessment or deficiency for Taxes due from or with respect to any RSI Company, which period (after giving effect to such extension or waiver) has not yet expired, and no written request for any such waiver or extension is currently pending. No RSI Company is the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Governmental Entity) within which to file any Tax Return not previously filed. No private letter ruling, administrative relief, technical advice, or other similar ruling or request has been granted or issued by, or is pending with, any Governmental Entity that relates to any Taxes or Tax Returns of any RSI Company that would have a material adverse effect on any RSI Company following the date of the Latest Balance Sheet.

(f) No Seller or RSI Company has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of U.S. state or local or non-U.S. Tax Law).

(g) The Company is and at all times since its formation has been classified as a partnership for U.S. federal income tax purposes and each of the Company Subsidiaries is and at all times since its formation been classified as an entity disregarded as separate from the Company for U.S. federal income tax purposes.

(h) No RSI Company will be required to include any material item of income, or exclude any material item of deduction, for any period (or portion thereof) after the Closing Date (determined with and without regard to the transactions contemplated by this Agreement) as a result of: (i) an installment sale transaction occurring on or before the Closing Date governed by Code Section 453 (or any similar provision of state, local or non-U.S. Laws) or open transaction; (ii) a disposition occurring on or before the Closing Date reported as an open transaction for U.S. federal income Tax purposes (or any similar doctrine under state, local, or non-U.S. Laws); (iii) any prepaid amounts received on or prior to the Closing Date or deferred revenue realized, accrued or received outside the Ordinary Course of Business on or prior to the Closing Date; (iv) a change in method of accounting with respect to a Pre-Closing Tax Period that occurs or was requested on or prior to the Closing Date (or as a result of an impermissible method used in a Pre-Closing Tax Period); (v) an agreement entered into with any Governmental Entity (including a “closing agreement” under Code Section 7121) on or prior to the Closing Date; or (vi) an election (including a protective election) pursuant to Code Section 108(i) (or any similar provision of state, local, or non-U.S. Laws). No RSI Company uses the cash method of accounting for income Tax purposes. No RSI Company has any “long-term contracts” that are subject to a method of accounting provided for in Code Section 460 or has any deferred income pursuant to IRS Revenue Procedure 2004-34, Treasury Regulation Section 1.451-5, Section 455 of the Code, or Section 456 of the Code (or any corresponding provision of state or local Law). No RSI Company has owned any “controlled foreign corporation” within the meaning of Code Section 957.

(i) There is no Lien for Taxes on any of the assets of any RSI Company, other than Permitted Liens.

(j) No RSI Company has any Liability for Taxes of any other Person (other than any RSI Company) as a successor or transferee, by contract, by operation of Law, or otherwise (other than pursuant to an Ordinary Course Tax Sharing Agreement). No RSI Company is party to or bound by any Tax Sharing Agreement, except for any Ordinary Course Tax Sharing Agreement (and except that the Company’s LPA provides for the payment of Tax Distributions).

(k) The unpaid Taxes of the RSI Companies (i) did not, as of the date of the Latest Balance Sheet, materially exceed the reserves for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) included in the Latest Balance Sheet and (ii) do not materially exceed such reserves as adjusted for the passage of time through the Closing Date in accordance with the past practices of the RSI Companies in filing their Tax Returns.

(l) Except as set forth on Section 3.8(l) of the Company and Sellers’ Disclosure Letter, no Seller is a foreign person within the meaning of Code Section 1445 or Code Section 1446(f).

(m) No election has been made under Treasury Regulation Section 301.9100-22 (or any similar provision of state, local, or non-U.S. Laws) with respect to any RSI Company.

(n) The Company has a valid election under Section 754 of the Code (and any similar provision of state, local or non-U.S. Law) in effect, and such elections will remain in effect for any taxable period that includes the Closing Date.

(o) No Section 197 intangible (within the meaning of Section 197 of the Code) of any of the RSI Companies existing as of the end of the day on the Closing Date will be excluded from the term “amortizable section 197 intangible” pursuant to Section 197(f)(9) of the Code and Treasury Regulations Section 1.197-2(h).

Section 3.9 Contracts.

(a) Except as set forth on Section 3.9(a) of the Company and Sellers’ Disclosure Letter, no RSI Company is a party to, or bound by, any (other than any Contracts that are no longer in effect and under which no RSI Company has any continuing or potential material Liability):

(i) collective bargaining agreement;

(ii) Contract with any Material Supplier which required payments to such Material Supplier by one or more RSI Companies during the 2019 calendar year of an aggregate amount exceeding $1,000,000;

(iii) Material Lease;

(iv) (x) Contract for the employment or engagement of any directors, officers, employees or individual independent contractors providing for an annual base compensation in excess of $250,000, (y) Contract providing for severance payments in excess of $300,000, in the aggregate or (z) Contract requiring the payment of any compensation by any RSI Company that is triggered as a result of the consummation of the transactions contemplated by this Agreement;

(v) Contract under which any RSI Company has created, incurred, assumed or borrowed any money or issued any note, indenture or other evidence of Indebtedness or guaranteed Indebtedness of others, in each case having an outstanding principal amount in excess of $5,000,000 (other than borrowings under the existing credit facilities of the RSI Companies);

(vi) written license or royalty Contract licensing-in or granting to any RSI Company any right in or immunity under any Intellectual Property, other than Contracts (w) concerning uncustomized, commercially available Software (whether software, software-as-a-service services, platform-as-a-service services, and/or infrastructure-as-a-service services) licensed for less than $500,000 in annual fees; (x) that are immaterial to the business of the RSI Companies; (y) that include a license in of any commercially available Intellectual Property pursuant to stock, boilerplate, or other generally non-negotiable terms, such as, for example, website and mobile application terms and conditions or terms of use, stock photography licenses, and similar Contracts; or (z) whereby Intellectual Property is implicitly licensed;

(vii) written license or royalty Contract licensing out or granting any rights in or immunity under any Owned Intellectual Property to any Person (other than another RSI Company), other than Contracts (w) pursuant to which an RSI Company grants non-exclusive licenses that are immaterial to the business of the RSI Companies; (x) (y) whereby Owned Intellectual Property is non-exclusively implicitly licensed or non-exclusively licensed to service providers, subcontractors, or suppliers of any RSI Company solely to the extent necessary for such Person to provide services thereto; or (x) pursuant to which an RSI Company grants non-exclusive licenses of Owned Intellectual Property to customers or casinos in the Ordinary Course of Business;

(viii) Contract that the Company reasonably expects will require aggregate future payments to or from any RSI Company in excess of $2,000,000 in the 12-month period following Closing, other than those that can be terminated without material penalty by such RSI Company upon ninety (90) days’ notice or less and can be replaced with a similar Contract on materially equivalent terms in the Ordinary Course of Business; provided that the listing of a Contract on Section 3.9(a)(viii) of the Company and Sellers’ Disclosure Letter is not a representation or warranty that such Contract will actually require aggregate future payments in such period in excess of $2,000,000;

(ix) joint venture, partnership or similar Contract;

(x) other than this Agreement, Contract for the sale or disposition of any material assets or Equity Interests of any RSI Company with an aggregate fair market value greater than $1,000,000 (other than those providing for sales or dispositions of (x) assets and inventory in the Ordinary Course of Business, (y) assets no longer used in the businesses of the RSI Companies, and (z) non-exclusive licenses of Owned Intellectual Property granted to customers or casinos in the Ordinary Course of Business), in each case, under which there are material outstanding obligations of the applicable RSI Company (including any sale or disposition agreement that has been executed, but has not closed);

(xi) Contract that materially limits or restricts, or purports to limit or restrict, any RSI Company (or after the Closing, the Buyer or any RSI Company) from engaging or competing in any line of business or material business activity in any jurisdiction;

(xii) Contract that contains a provision providing for the sharing of any revenue or cost-savings with any other Person in excess of $2,000,000 in any one-year period;

(xiii) Contract involving the payment of any earnout or similar contingent payment with a value in excess of $1,000,000 in any single instance or in excess of $5,000,000 in the aggregate;

(xiv) Contract involving the settlement, conciliation or similar agreement of any Proceeding or threatened Proceeding (y) involving payments (exclusive of attorney’s fees) in excess of $1,000,000 in any single instance or in excess of $5,000,000 in the aggregate, or (z) that by its terms limits or restricts any RSI Company from engaging or competing in any line of business in any jurisdiction;

(xv) Contract requiring any capital commitment or capital expenditure (or series of capital commitments or expenditures) following the Closing Date by any RSI Company in an amount in excess of $2,000,000 annually or $10,000,000 over the life of the Contract;

(xvi) Contract that relates to the future acquisition of material business, assets or properties by any RSI Company (including the acquisition of any business, stock or material assets of any Person or any real property and whether by merger, sale of stock, sale of assets or otherwise) for a purchase price in excess of $2,500,000 in any single instance or in excess of $5,000,000 in the aggregate, except for (x) any agreement related to the transactions contemplated by this Agreement, (y) any non-disclosure, indications or interest, term sheets, letters of intent or similar agreements entered into in connection with such acquisitions, and (z) any agreement for the purchase of inventory or other assets or properties in the Ordinary Course of Business;

(xvii) Contract pursuant to which any Person (other than an RSI Company) has guaranteed the Liabilities of an RSI Company; or

(xviii) Contract set forth on Section 3.24 of the Company and Sellers’ Disclosure Letter.

(b) Except as set forth on Section 3.9(b) of the Company and Sellers’ Disclosure Letter, each Contract listed on Section 3.9(a) of the Company and Sellers’ Disclosure Letter (each, a “Material Contract”) is in full force and effect and is valid, binding and enforceable against the applicable RSI Company party thereto and against each other party thereto, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles and except as would not have a Material Adverse Effect. The Company has made available to the Buyer a copy of each Material Contract. With respect to all Material Contracts, none of the RSI Companies or, to the Knowledge of the Company, any other party to any such Material Contract is in breach or default thereunder, which breach or default would have a Material Adverse Effect (or is alleged in writing to be in breach or default thereunder, which breach or default would have a Material Adverse Effect), and, to the Knowledge of the Company, there does not exist under any Material Contract any event or circumstance which, with the giving of notice or the lapse of time (or both), would constitute such a breach or default by any RSI Company thereunder (which breach or default would have a Material Adverse Effect) or any other party to such Material Contract (which breach or default would have a Material Adverse Effect). During the last twelve (12) months, no RSI Company or any Seller has received any written claim or notice, or, to the Knowledge of the Company, oral claim or notice, of breach of or default under any such Material Contract (which breach or default would have a Material Adverse Effect).

(c) Set forth on Section 3.9(c) of the Company and Sellers’ Disclosure Letter is a list of the Material Suppliers. Since December 31, 2019, no such Material Supplier has canceled, terminated or, to the Knowledge of the Company, materially and adversely altered its relationship with any RSI Company (in each case, which would have a Material Adverse Effect) or threatened in writing to cancel, terminate or materially and adversely alter its relationship with any RSI Company (in each case, which would have a Material Adverse Effect). There have been no disputes between any RSI Company and any Material Supplier since the Lookback Date which would have a Material Adverse Effect.

(d) Other than as set forth in their Governing Documents, no RSI Company is subject to any obligation (contingent or otherwise) to repurchase or otherwise retire any Equity Interests of another Person which is not an RSI Company.

Section 3.10 Intellectual Property.

(a) Except as set forth on Section 3.10(a)(i) of the Company and Sellers’ Disclosure Letter, and except where it would not be material to the RSI Companies, taken as a whole, (x) to the Knowledge of the Company, the former and current products and services and operation of the business of the RSI Companies, in each case, as advertised, marketed, offered for sale, sold, or performed (as applicable), have not, in the past six (6) years, infringed, misappropriated or otherwise violated, and do not currently infringe, misappropriate or otherwise violate, any Intellectual Property rights of any Person, and (y) there are no Proceedings pending (or, to the Knowledge of the Company, threatened, and, in the past six (6) years, no RSI Company has received any written charge, complaint, claim, demand, or notice that has not been fully resolved with prejudice) alleging any such infringement, misappropriation or other violation (including any claim that such RSI Company must license or refrain from using any material Intellectual Property rights of any Person) or challenging the ownership, registration, validity or enforceability of any Owned Intellectual Property. To the Knowledge of the Company, except as set forth on Section 3.10(a)(ii) of the Company and Sellers’ Disclosure Letter, no Person is, infringing upon, misappropriating or otherwise violating any Owned Intellectual Property in a manner that is material to any of the RSI Companies.

(b) Except as set forth on Section 3.10(b)(i) of the Company and Sellers’ Disclosure Letter, and except where the failure to so own or have the right to use would not be material to the RSI Companies, taken as a whole, the RSI Companies are the sole and exclusive owner of all right, title, and interest in and to all Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens) and each RSI Company owns, or has the valid right to use, all other Intellectual Property and IT Assets that are used in or necessary for the conduct of the business of such RSI Company as currently conducted, in all material respects, and none of the foregoing will be materially adversely impacted by (nor will require the payment or grant of additional material amounts or material consideration as a result of) the execution, delivery, or performance of this Agreement or any Ancillary Agreement the consummation of the transactions contemplated hereby or thereby. Set forth on Section 3.10(b)(ii) of the Company and Sellers’ Disclosure Letter is a true and complete listing of each active and subsisting patent issuance, Trademark registration, Internet domain name, and copyright registration, and all active and subsisting applications for patents, Trademarks, and copyrights filed with a Governmental Entity, in each case which is owned by an RSI Company or, with respect to Internet domain names, is registered in the name of an RSI Company. Except as set forth on Section 3.10(b)(iii) of the Company and Sellers’ Disclosure Letter, all the Intellectual Property required to be disclosed on Section 3.10(b)(ii) of the Company and Sellers’ Disclosure Letter is subsisting and, to the Knowledge of the Company, valid and enforceable. Except as set forth on Section 3.10(b)(iv) of the Company and Sellers’ Disclosure Letter, the Owned Intellectual Property is not subject to any outstanding Order restricting the use or licensing thereof by such RSI Company or the business of the RSI Companies. All the Owned Intellectual Property required to be disclosed on Section 3.10(b)(ii) of the Company and Sellers’ Disclosure Letter that is an issued patent, patent application, registration, or application for registration has been maintained effective, subject to any expiration of term under applicable Law, by the filing of all necessary filings, maintenance and renewals and timely payment of requisite fees, except in the event the RSI Companies have decided in the exercise of good business judgment not to maintain such application, registration, or issuance.

(c) Section 3.10(c) of the Company and Sellers’ Disclosure Letter sets forth a true and complete list of all Software that is Owned Intellectual Property and material to the RSI Companies. All such Software (i) conforms and functions, and is designed to function, in all material respects in accordance with all specifications, representations, warranties and other descriptions established in written Contracts by the RSI Companies or in other documents conveyed thereby to their customers or other licensees, (ii) has been maintained for its intended purpose and is free of any material defects or material deficiencies and, to the Knowledge of the Company, does not contain any Self-Help Code or Unauthorized Code or similar programs; and (iii) is in all material respects sufficient for the RSI Companies’ current and reasonably anticipated future needs. No Person other than an RSI Company possesses, or has a right to possess, a copy, in any form (print, electronic or otherwise), of any source code for such Software (other than employees, contractors, and consultants of the RSI Companies that have strict confidentiality obligations to the RSI Companies with respect to such source code and solely to the extent necessary for them to maintain and develop such Software for an RSI Company) and all such source code is in the sole possession of the RSI Companies and has been maintained as strictly confidential.

(d) All Publicly Available Software used by the RSI Companies in connection with the RSI Companies’ business has been used in all material respects in accordance with the terms of its governing license. None of the RSI Companies has used any Publicly Available Software in connection with Owned Intellectual Property, nor licensed or distributed to any third party any combination of Publicly Available Software and Owned Intellectual Property, in each case, in a manner that (i) requires, or conditions the use or distribution of any Software that is Owned Intellectual Property on, the disclosure, licensing or distribution of any source code for any Owned Intellectual Property or (ii) otherwise imposes any limitation, restriction or condition on the right or ability of the RSI Companies to use, distribute or enforce Owned Intellectual Property in any manner (the terms of such Publicly Available Software giving rise to the events in clauses (i) and (ii), “Copyleft Terms”).

(e) No current or former director, officer, manager, employee, agent or third-party representative of an RSI Company has any right, title or interest, directly or indirectly, in whole or in part, in any material Intellectual Property owned or used by the RSI Companies, in each case except as would not be material to the RSI Companies. Each RSI Company has obtained from all Persons (including all current and former founders, officers, directors, stockholders, employees, contractors, consultants and agents) who have contributed to the creation of any Owned Intellectual Property a valid and enforceable written present assignment of all rights, title, and interest in and to any such Owned Intellectual Property to such RSI Company, or all such rights, title, and interest in and to such Owned Intellectual Property have vested in such RSI Company by operation of Law, in each case except where the failure to do so is not material to the RSI Companies. To the Knowledge of the Company, no Person is in violation of any such written assignment agreements.

(f) Each RSI Company has taken commercially reasonable measures to protect the confidentiality of all trade secrets and any other material confidential information (including material proprietary source code) owned by such RSI Company (and any confidential information owned by any Person to whom any of the RSI Companies has a confidentiality obligation). Except as required by Law or as part of any audit or examination by a regulatory authority or self-regulatory authority, no such trade secret or confidential information has been disclosed by any RSI Company to any Person other than to Persons subject to a duty of confidentiality or pursuant to a written agreement restricting the disclosure and use of such trade secrets or any other confidential information by such Person. To the Knowledge of the Company, no Person is in violation of any such written confidentiality agreements.

(g) The IT Assets are sufficient in all material respects for the current business operations of the RSI Companies. The RSI Companies have in place commercially reasonable disaster recovery and security plans and procedures and have taken commercially reasonable steps to safeguard the confidentiality, availability, security and integrity of the IT Assets owned by the RSI Companies and all confidential or sensitive data and information stored thereon, such as Personal Information, including from unauthorized access and infection by Unauthorized Code. The RSI Companies have maintained in the Ordinary Course of Business all required licenses and service contracts, including the purchase of a sufficient number of license seats, for all Software material to the operation of the RSI Companies as currently conducted.

(h) Except as set forth on Section 3.10(h) of the Company and Sellers’ Disclosure Letter, each item of Intellectual Property owned or used by the RSI Companies immediately prior to the Closing will be owned or available for use by the RSI Companies immediately subsequent to the Closing on identical terms and conditions as owned or used by the RSI Companies immediately prior to the Closing.

Section 3.11 Data Security; Data Privacy.

(a) Except as set forth on Section 3.11(a) of the Company and Sellers’ Disclosure Letter, the RSI Companies have not, to the Knowledge of the Company, experienced any material Security Breaches or material Security Incidents or a material failure of the IT Assets since the Lookback Date, and no RSI Company has received any uncured written notices, claims or complaints from any Person regarding such a material Security Breach or material Security Incident or material failure of the IT Assets since the Lookback Date. Since the Lookback Date, no RSI Company has received any uncured written complaint, claim, demand, inquiry or other notice, including a notice of investigation, from any Person (including any Governmental Entity or self-regulatory authority or entity) regarding any of the RSI Companies’ Processing of Personal Information or compliance with applicable Privacy and Security Requirements.

(b) Except as set forth on Section 3.11(b) of the Company and Sellers’ Disclosure Letter or as would not constitute a Material Adverse Effect, each RSI Company is, and since the Lookback Date has been, in compliance with all applicable Privacy and Security Requirements. The RSI Companies have a valid and legal right (whether contractually, by Law or otherwise) to access or use all Personal Information that is processed by or on behalf of the RSI Companies in connection with the use and/or operation of its products and business, in the manner such Personal Information is accessed and used by the RSI Companies except where the failure to have such right would not be material to the RSI Companies. The execution, delivery, or performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate any applicable Privacy and Security Requirements or result in or give rise to any right of termination or other right to impair or limit the RSI Companies’ right to own or process any Personal Information used in or necessary for the conduct of the business of the RSI Companies.

Section 3.12 Information Supplied. The information supplied in writing by the Company with respect to the RSI Companies expressly for inclusion in the Proxy Statement, any other document submitted to any other Governmental Entity or any announcement or public statement regarding the transactions contemplated by this Agreement (including the Signing Press Release and the Closing Press Release), which information with respect to the RSI Companies shall be provided by the Company, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading at (a) the time such information is filed, submitted or made publicly available, (b) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the Buyer Stockholders, or (c) the time of the Buyer Stockholder Meeting (in each case, subject to the qualifications and limitations set forth in the materials provided by the Company or that are included in such filings and/or mailings), except that no warranty or representation is made by the Company with respect to (i) statements made or incorporated by reference therein based on information supplied by Buyer or its Affiliates for inclusion in such materials or (ii) any projections or forecasts included in such materials.

Section 3.13 Litigation. Except (a) for Proceedings under any Tax Law (as to which certain representations and warranties are made pursuant to Section 3.8) and (b) as set forth on Section 3.13(a) of the Company and Sellers’ Disclosure Letter, there are no Proceedings (or to the Knowledge of the Company, investigations by a Governmental Entity) in which the reasonably expected damages are in excess of $5,000,000 pending or, to the Knowledge of the Company, threatened in writing against any RSI Company or any director or officer of an RSI Company (in their capacity as such), and since the Lookback Date the RSI Companies have not been subject to or bound by any material outstanding Orders. Except as set forth on Section 3.13(b) of the Company and Sellers’ Disclosure Letter, there are no Proceedings in which the reasonably expected damages are in excess of $5,000,000 pending or threatened by any RSI Company against any other Person. To the Knowledge of the Company, there are no ongoing internal investigations by any RSI Company with respect to any current employee of an RSI Company.

Section 3.14 Brokerage. Except as set forth on Section 3.14 of the Company and Sellers’ Disclosure Letter, no RSI Company has any Liability in connection with this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, that would result in the obligation of any RSI Company or the Buyer to pay any finder’s fee, brokerage or agent’s commissions or other like payments.

Section 3.15 Labor Matters.

(a) Section 3.15(a) of the Company and Sellers’ Disclosure Letter sets forth a complete list of all employees of the RSI Companies as of on or about July 26, 2020 and, as applicable, their classification as exempt or non-exempt under the Fair Labor Standards

Act, title and/or job description, job location (city and state) and base compensation and any bonuses paid with respect to the last fiscal year. As of the date hereof, to the Knowledge of the Company, all employees of the RSI Companies are legally permitted to be employed by the RSI Companies in the jurisdiction in which such employees are employed in their current job capacities.

(b) Except as set forth on Section 3.15(b)(i) of the Company and Sellers’ Disclosure Letter, no RSI Company is a party to or negotiating any collective bargaining agreement with respect to employees of any RSI Company. There are no strikes, work stoppages, slowdowns or other material labor disputes pending or, to the Knowledge of the Company, threatened against any RSI Company, and no such strikes, work stoppages, slowdowns or other material disputes have occurred since the Lookback Date. Except as set forth on Section 3.15(b)(ii) of the Company and Sellers’ Disclosure Letter, since the Lookback Date, (i) no labor union or other labor organization, or group of employees of any RSI Company, has made a written demand for recognition or certification with respect to any employees of any RSI Company, and there are no representation or certification proceedings presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any similar labor relations tribunal or authority, (ii) to the Knowledge of the Company, there have been no pending or threatened union organizing activities with respect to employees of any RSI Company, (iii) there has been no actual or, to the Knowledge of the Company, threatened, material unfair labor practice charges against any RSI Company.

(c) Except as set forth on Section 3.15(c)(i) of the Company and Sellers’ Disclosure Letter and except as would not reasonably be expected to result in material Liabilities to the RSI Companies, the RSI Companies, are, and since the Lookback Date have been, in compliance, in all material respects, with all applicable Laws relating to the employment of labor, including (where applicable) provisions thereof relating to wages and hours, classification (including employee, independent contractor classification and the proper classification of employees as exempt employees and nonexempt employees under the Fair Labor Standards Act and applicable state and local Laws), equal opportunity, employment harassment, discrimination or retaliation, disability rights, workers’ compensation, affirmative action, collective bargaining, workplace health and safety, immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), whistleblowing, plant closures and layoffs (including the WARN Act), employee trainings and notices, labor relations, employee leave issues, unemployment insurance, and the payment of social security and other Taxes. Except as set forth on Section 3.15(c)(ii) of the Company and Sellers’ Disclosure Letter, since the Lookback Date, none of the RSI Companies has implemented any plant closing or mass layoff of their employees triggering notice requirements under the WARN Act, nor is there presently any outstanding liability under the WARN Act with respect to any such actions, and as of the date hereof, no such plant closings or employee layoffs are currently planned or announced by the RSI Companies.

(d) Except as would not reasonably be expected to result in material Liabilities to the RSI Company, since the Lookback Date, (i) each of the RSI Companies has withheld all amounts required by Law or by agreement to be withheld from the wages, salaries, and other payments that have become due and payable to employees; (ii) no RSI Company has been liable for any arrears of wages, compensation or related Taxes, penalties or other sums with respect to its employees; (iii) each of the RSI Companies has paid in full to all employees and individual independent contractors all wages, salaries, commissions, bonuses and other compensation due and payable to or on behalf of such employees and such individual independent contractors; and (iv) to the Knowledge of the Company, each individual who since the Lookback Date has provided or is providing services to any RSI Company, and has been classified as (y) an independent contractor, consultant, leased employee, or other non-employee service provider, or (z) an exempt employee, has been properly classified as such under all applicable Laws relating to wage and hour and Tax.

(e) To the Knowledge of the Company, no employee or individual independent contractor of any RSI Company is, with respect to his or her employment by or relationship with any RSI Company, in material breach of the terms of any employment agreement, nondisclosure agreement, noncompetition agreement, nonsolicitation agreement, restrictive covenant or similar obligation (i) owed to the RSI Companies; or (ii) owed to any third party with respect to such Person’s employment or engagement by the RSI Companies. No senior executive has provided, to the Knowledge of the Company, oral or written notice, and no key employee of the RSI Companies has provided written notice of any present intention to terminate his or her relationship with any RSI Company within the first twelve (12) months following the Closing.

(f) Since the Lookback Date, the RSI Companies have used reasonable best efforts to investigate all sexual harassment, or other discrimination, or retaliation allegations which have been reported to the appropriate individuals at the RSI Companies responsible for reviewing such allegations in accordance with the policies and procedures established by the RSI Companies. With respect to each such allegation with potential merit, the RSI Companies have taken such corrective action that is reasonably calculated to prevent further improper conduct. The RSI Companies do not reasonably expect any material Liabilities with respect to any such allegations.

Section 3.16 Employee Benefit Plans.

(a) Section 3.16(a) of the Company and Sellers’ Disclosure Letter sets forth a list of each material Company Employee Benefit Plan. With respect to each material Company Employee Benefit Plan that is not an Affiliate Employee Benefit Plan, Sellers have made available to the Buyer correct and complete copies of, as applicable, (i) the current plan document (and all amendments thereto), (ii) the most recent summary plan description (“SPD”) (with all summaries of material modifications thereto), (iii) the most recent determination, advisory or opinion letter received from the Internal Revenue Service (the “IRS”), (iv) the most recently filed Form 5500 annual report with all schedules and attachments as filed, and (v) all current related material insurance Contracts, trust agreements or other funding arrangements. With respect to each material Affiliate Employee Benefit Plan, Sellers have made available to the Buyer copies of, as applicable the most recent SPD and the most recent determination, advisory or opinion letter received from the IRS.

(b) Except as set forth on Section 3.16(b) of the Company and Sellers’ Disclosure Letter, (i) no RSI Company has any current or contingent obligation to provide, retiree or post-employment health or life insurance or any other retiree or post-employment welfare-type benefits to any Person other than as required under Section 4980B of the Code or any similar state Law and for which the covered Person pays the full cost of coverage, (ii) no RSI Company sponsors, maintains or contributes to (or is required to contribute to), or has any Liability under or with respect to a “defined benefit plan” (as defined in Section 3(35) of ERISA) or a plan that is or was subject to Title IV of ERISA or Section 412 or 430 of the Code and (iii) no RSI Company contributes to or has any obligation to contribute to, or has any Liability under or with respect to, any “multiemployer plan,” as defined in Section 3(37) of ERISA. Except as set forth on Section 3.16(b) of the Company and Sellers’ Disclosure Letter, no Company Employee Benefit Plan is (x) a “multiple employer plan” within the meaning of Section 413(c) of the Code or Section 210 of ERISA, or (y) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No RSI Company has any, or is reasonably expected to have any, Liability under Title IV of ERISA or on account of being considered a single employer under Section 414 of the Code with any other Person.

(c) Except as set forth on Section 3.16(c) of the Company and Sellers’ Disclosure Letter, to the Knowledge of the Company, each Affiliate Employee Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received, or may rely upon, a current favorable determination, advisory or opinion letter from the IRS, and to the Knowledge of the Company, nothing has occurred with respect to the participation of the RSI Companies in such plan that would reasonably be expected to cause the loss of the tax-qualified status or to materially adversely affect the qualification of such Affiliate Employee Benefit Plan. Each Company Employee Benefit Plan other than any Affiliate Employee Benefit Plan, and to the Knowledge of the Company each Affiliate Employee Benefit Plan, has been established, operated, maintained, funded and administered in accordance in all material respects with its respective terms and in compliance in all material respects with all applicable Laws, including ERISA and the Code. No RSI Company, nor to the Knowledge of the Company, any other Person, has engaged in any material “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA that are not otherwise exempt under Section 408 of ERISA and to the Knowledge of the Company, no material breaches of fiduciary duty (as determined under ERISA) have occurred with respect to any Company Employee Benefit Plan since the Lookback Date. There is no Proceeding (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened, with respect to any Company Employee Benefit Plan or against the assets of any Company Employee Benefit Plan, in each case (i) that would result in material liability to the RSI Companies and (ii)_ to the Knowledge of the Company, with respect to any Affiliate Employee Benefit Plan. The RSI Companies have complied in all material respects with the requirements of the Patient Protection and Affordable Care Act, including the Health Care and Education Reconciliation Act of 2010 (the “ACA”), and none of the RSI Companies have incurred (whether or not assessed), nor is reasonably expected to incur, any material penalty or Tax under the ACA (including with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable) or under Section 4980H, 4980B or 4980D of the Code. With respect to the participation of the RSI Companies in each Affiliate Employee Benefit

Plan, all contributions, distributions, reimbursements and premium payments that are required to be made or paid by any of the RSI Companies have been timely made in all material respects in accordance with the terms of the Affiliate Employee Benefit Plan and in all material respects in compliance with the requirements of applicable Law and all contributions, distributions, reimbursements and premium payments required to be made or paid by any of the RSI Companies for any period ending on or before the Closing Date that are not yet due have in all material respects been made or properly accrued.

(d) Except as set forth on Section 3.16(d) of the Company and Sellers’ Disclosure Letter, the consummation of the transactions contemplated by this Agreement, alone or together with any other event will not (i) result in any material payment or benefit becoming due or payable, to any current or former officer, employee, director or individual independent contractor under a Company Employee Benefit Plan, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any current or former officer, employee, director or individual independent contractor under a Company Employee Benefit Plan or otherwise, (iii) result in the acceleration of the time of payment, vesting or funding, or forfeiture, of any such benefit or compensation under a Company Employee Benefit Plan or otherwise, or (iv) result in the forgiveness in whole or in part of any outstanding loans made by the RSI Companies to any current or former officer, employee, director or individual independent contractor.

(e) Except as set forth on Section 3.16(e) of the Company and Sellers’ Disclosure Letter, no Person has any right against the RSI Companies to be grossed up for, reimbursed or otherwise indemnified for any Tax or interest imposed under Section 409A of the Code or otherwise.

(f) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could reasonably be expected to, either alone or in conjunction with any other event, result in the payment of any amount that could, individually or in combination with any other payment, constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code). Except as set forth on Section 3.16(f) of the Company and Sellers’ Disclosure Letter, no RSI Company has agreed to pay, gross-up, reimburse or otherwise indemnify any Person for any Tax imposed under Section 4999 of the Code.

Section 3.17 Insurance. The RSI Companies have in effect policies of insurance (including all policies of property, fire and casualty, liability, workers’ compensation, directors and officers and other forms of insurance as may be applicable to the businesses of the RSI Companies) in amounts and scope of coverage as are customary for companies of a similar nature and size operating in the industries in which the RSI Companies operate (the “Insurance Policies”). As of the date of this Agreement: (a) all of the material Insurance Policies held by, or for the benefit of, the RSI Companies as of the date of this Agreement with respect to policy periods that include the date of this Agreement are in full force and effect, and (b) no RSI Company has received a written notice of cancellation of any of the Insurance Policies or of any material changes that are required in the conduct of the business of the Company or any of its Subsidiaries as a condition to the continuation of coverage under, or renewal of, any of the Insurance Policies. No RSI Company is in material breach or material default under, nor has it taken any action or failed to take any action which, with notice or the lapse of time, or both, would constitute a material breach or material default under, or permit a material increase in premium, cancellation, material reduction in coverage, material denial or non-renewal with respect to any Insurance Policy. Except as set forth on Section 3.17 of the Company and Sellers’ Disclosure Letter, during the twelve (12) months prior to the Effective Date, there have been no material claims by or with respect to the RSI Companies under any Insurance Policy as to which coverage has been denied or disputed in any material respect by the underwriters of such Insurance Policy.

Section 3.18 Compliance with Laws; Permits.

(a) Except (i) with respect to compliance with Tax Laws (as to which certain representations and warranties are made pursuant to Section 3.8), (ii) as set forth on Section 3.18(a) of the Company and Sellers’ Disclosure Letter and (iii) as would not constitute a Material Adverse Effect, each RSI Company is and, since the Lookback Date has been, in compliance with all Laws applicable to the conduct of the business of the RSI Companies and, since the Lookback Date, no uncured written notices have been received by any RSI Company from any Governmental Entity or any other Person alleging a material violation of any such Laws.

(b) Each RSI Company holds all material permits, licenses, registrations (excluding Intellectual Property registrations and certifications), approvals, consents, accreditations, waivers, exemptions and authorizations of any Governmental Entity, required for the ownership and use of its assets and properties or the conduct of their businesses (including for the occupation and use of the Leased Real Property) as currently conducted (collectively, “Permits”) and are in compliance in all material respects with all material terms and conditions of such Permits. All of such Permits are valid and in full force and effect and none of such Permits will be terminated as a result of, or in connection with, the consummation of the transactions contemplated by this Agreement. No RSI Company is in material default under any such Permit and to the Knowledge of the Company, no condition exists that, with the giving of notice or lapse of time or both, would constitute a material default under such Permit, and no Proceeding is pending or, to the Knowledge of the Company, threatened, to suspend, revoke, withdraw, modify or limit any such Permit in a manner that has had or would reasonably be expected to have a material adverse effect on the ability of the applicable RSI Company to use such Permit or conduct its business.

Section 3.19 [Reserved].

Section 3.20 Title to and Sufficiency of Assets; No Bankruptcy.

(a) Each RSI Company has good and marketable title to, or, in the case of leased or subleased assets, a valid and binding leasehold interest in, or, in the case of licensed assets, a valid license in, all of its tangible or intangible assets, properties and rights free and clear of all Liens other than Permitted Liens (collectively, the “Assets”). All such tangible Assets that are material to the operation of the business of the RSI Companies are in reasonably good condition and in a state of reasonably good maintenance and repair (ordinary wear and tear excepted) and are suitable for the purposes used.

(b) Assuming that the approvals, determinations, grants, confirmations and other conditions with respect to Gaming Regulatory Authorities required in connection with the transactions contemplated by this Agreement and the Ancillary Agreements as set forth in Section 2.5(c)(vii) are obtained, the Assets, collectively with the assets and services provided to the Buyer and the RSI Companies under the Services Agreement beginning as of the Closing, constitute all of the material tangible and intangible assets, properties and rights necessary to conduct the business of the RSI Companies immediately after the Closing, in all material respects, as it has been operated for the six (6) months leading up to the Effective Date.

(c) None of the RSI Companies is the subject of any bankruptcy, dissolution, liquidation, reorganization or similar Proceeding.

Section 3.21 Gaming.

(a) Except as set forth on Section 3.21(a) of the Company and Sellers’ Disclosure Letter, no RSI Company has (i) made any application for a license, certificate, registration or finding of suitability from any Gaming Regulatory Authority that has not been issued, granted or given (for whatever reason) or (ii) withdrawn any such application (for whatever reason).

(b) Where required to do so under Applicable Gaming Law or as requested by any Gaming Regulatory Authority, all relevant directors, officers, contractors and employees of the RSI Companies have obtained and hold personal management licenses (or local equivalent license) and those licenses, registrations or findings of suitability are in full force and effect.

(c) Since the Lookback Date, no RSI Company has, to the Knowledge of the Company, done or omitted to do anything in material breach of the Applicable Gaming Laws of any jurisdictions in which it holds an RSI Companies Relevant License.

(d) Except as set forth on Section 3.21(d) of the Company and Sellers’ Disclosure Letter, since the Lookback Date, no RSI Company has received a written notice from a Governmental Entity alleging that the business of any RSI Company infringes or violates any Applicable Gaming Law in any material respect or is in breach of the terms of any RSI Companies Relevant License or that such Governmental Entity intends to pursue any review or investigation which might conclude with the imposition of any sanction on any RSI Company.

(e) Except as set forth on Section 3.21(e) of the Company and Sellers’ Disclosure Letter, as of the date hereof, no RSI Company has been or is subject to any investigation, inquiry or criminal proceeding or other disciplinary action, whether pending or to the Knowledge of the Company, threatened, relating to Applicable Gaming Laws, and there are no facts, matters or circumstances (i) to the Knowledge of the Company or (ii) that first arose (regardless of whether the Company has Knowledge) at any time since the Lookback Date which would reasonably give rise to any such investigation, inquiry, proceeding or action that may result in the imposition of material sanctions in connection with an RSI Companies Relevant License, may result in the revocation of an RSI Companies Relevant License or could reasonably be expected to have a Material Adverse Effect.

(f) To the Knowledge of the Company, there are no circumstances relating to any of the directors, management team or stockholder of the Company which has affected, or could materially affect, the ability of any RSI Company to obtain or maintain any RSI Companies Relevant License.

Section 3.22 Trade & Anti-Corruption Compliance

(a) Since January 1, 2016, in connection with or relating to the business of the RSI Companies, no RSI Company, and to the Knowledge of the Company, no director, officer, manager, employee, agent or third-party representative of a RSI Company (in their capacities as such) (i) has made, authorized, solicited or received any unlawful bribe, rebate, payoff, influence payment or kickback, (ii) has used or is using any corporate funds for any contributions, gifts, entertainment, hospitality, travel, in each case, to the extent illegal, or (iii) has, directly or indirectly, made, offered, authorized, facilitated, received or promised to make or receive, any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to or from any officer of a Governmental Entity or other Person in violation of applicable Anti-Corruption Laws. There are no pending legal, regulatory, or administrative Proceedings, filings, Orders, or, to the Knowledge of the Company, governmental investigations, alleging (i) any such payments, contributions, gifts, entertainment, bribes, rebates, kickbacks, financial or other advantages or (ii) any other violation of any Anti-Corruption Law.

(b) The transactions of the RSI Companies are accurately reflected on their respective books and records in compliance in all material respects with applicable Anti-Corruption Laws.

Section 3.23 Anti-Money Laundering Compliance.

(a) The RSI Companies maintain and implement policies and procedures designed to reasonably prevent money laundering and otherwise ensure material compliance with all applicable Anti-Money Laundering Laws. There are no matters of material non-compliance with any Anti-Money Laundering Law that any Governmental Entity has required the Company to correct since January 1, 2016, unless otherwise disclosed in Section 3.23 of the Company and Sellers’ Disclosure Letter.

(b) No RSI Company nor, to the Knowledge of the Company, any of their respective directors, officers, managers, employees, agents or third-party representatives (in their capacities as such) has knowingly engaged in a transaction that involves the proceeds of crime in violation of any Anti-Money Laundering Laws.

(c) There are no legal, regulatory, or administrative Proceedings, filings, Orders, or, to the Knowledge of the Company, governmental investigations, alleging any violations of any Anti-Money Laundering Laws by any RSI Company or any of their respective directors, officers, managers, or employees.

Section 3.24 Affiliate Transactions.

(a) Except (A) as set forth on Section 3.24(a) of the Company and Sellers’ Disclosure Letter and (B) the Services Agreement, (x) there are no Contracts (except for the Governing Documents) between any of the RSI Companies, on the one hand, and any Interested Party (other than another RSI Company) on the other hand and (y) no Interested Party (other than another RSI Company) (i) owes any amount to any RSI Company, (ii) owns any material assets, tangible or intangible, necessary for the conduct of the business of any RSI Company as it has been operated for the twelve (12) months prior to the Effective Date or (iii) owns any interest in, or is a director, officer, or owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, or landlord of any RSI Company (other than in connection with ownership of less than five percent (5%) of the stock of a publicly traded company) (such Contracts or arrangements described in clauses (x) and (y), “Affiliated Transactions”).

(b) Except as set forth on Section 3.24(b) of the Company and Sellers’ Disclosure Letter, there have been no Prohibited Affiliate Transactions since December 31, 2019.

Section 3.25 Compliance with Applicable Sanctions and Embargo Laws.

(a) Since January 1, 2016, no RSI Company, nor to the Knowledge of the Company, any of their respective directors, officers, managers, employees, agents or third party representatives (in their capacities as such) is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC, the OFAC Consolidated Sanctions List or in any Executive Order issued by the President of the United States and administered by OFAC, or a person or entity prohibited by any OFAC sanctions program or a person or entity whose property and interests in property subject to U.S. jurisdiction are otherwise blocked under any U.S. Laws, Executive orders or regulations; (ii) an entity owned, directly or indirectly, individually or in the aggregate, fifty (50%) percent or more by one (1) or more persons described in clause (i); (iii) a person or entity listed on the Sectoral Sanctions Identifications List (“SSI List”) maintained by OFAC or otherwise determined by OFAC to be subject to one (1) or more of the Directives issued under Executive Order 13662 of March 20, 2014, at the time that it is or was in effect, or an entity owned, directly or indirectly, individually or in the aggregate, fifty percent (50%) or more by one (1) or more persons or entities that are subject to the SSI List restrictions; or (iv) a person or entity named on the U.S. Department of Commerce, Bureau of Industry and Security Denied Persons List, Entity List, or Unverified List.

(b) No RSI Company nor, to the Knowledge of the Company, any of their directors, officers, managers, employees, agents or third-party representatives, is or since January 1, 2016, has been: (i) a Sanctioned Person; (ii) operating in, organized in, conducting business with, or otherwise engaging in dealings with or for the benefit of any Sanctioned Person or in any Sanctioned Country in material violation of applicable Sanctions in connection with the business of any RSI Company; or (iii) in material violation of any applicable Sanctions or applicable Export Control Laws or U.S. anti-boycott requirements (the “Trade Control Laws”), in connection with the business of any RSI Company.

(c) The RSI Companies have not, since January 1, 2016, violated in any material respect the Trade Control Laws.

(d) There are no legal, regulatory, or administrative Proceedings, filings, Orders, or, to the Knowledge of the Company, governmental investigations, alleging any violations by any RSI Company of the Trade Control Laws.

Section 3.26 Inspections; Buyer’s Representations. The Company has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. The Company agrees to engage in the transactions contemplated by this Agreement based upon its own inspection and examination of Buyer and on the accuracy of the representations and warranties set forth in Article V and any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement and hereby disclaims reliance upon any express or implied representations or warranties of any nature made by Buyer or its Affiliates or representatives, except for those set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement. The Company specifically acknowledges and agrees to Buyer’s disclaimer of any representations or warranties other than those set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement, whether made by either Buyer or any of its Affiliates or representatives, and of all Liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to the Company, Sellers, their Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to the Company, Sellers, their Affiliates or representatives by Buyer or any of its Affiliates or representatives), other than those set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement. The Company specifically acknowledges and agrees that, without limiting the generality of this Section 3.26, neither Buyer nor any of its Affiliates or representatives has made any representation or warranty with respect to any projections or other future forecasts. The Company specifically acknowledges and agrees that except for the representations and warranties set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement, Buyer has not made any other express or implied representation or warranty with respect to Buyer, its assets or Liabilities, the businesses of Buyer or the transactions contemplated by this Agreement or the Ancillary Agreements.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLERS

As an inducement to the Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement, except as set forth in the applicable section of the Company and Sellers’ Disclosure Letter, each Seller (severally (and not jointly) and solely in respect of such Seller) represents and warrants to the Buyer as follows:

Section 4.1 Organization; Authority; Enforceability. To the extent that such Seller is not an individual, such Seller (a) is an entity validly existing, and in good standing under the Laws of the jurisdiction in which it is formed and (b) is qualified to do business and is in good standing as a foreign entity in each jurisdiction in which the character of its properties, or in which the transaction of its business, makes such qualification necessary, except where the failure to be so qualified and in good standing (or equivalent) would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on such Seller’s ability to consummate the transactions contemplated hereby. Such Seller has the requisite legal entity power and authority to execute and deliver this Agreement and the Ancillary Agreements to which such Seller is a party and to consummate the transactions contemplated hereby and thereby. No other limited liability company or other proceedings on the part of such Seller are necessary to approve and authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which such Seller is a party and the consummation of the transactions contemplated hereby and hereby. This Agreement has been duly executed and delivered by such Seller and constitutes the valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles. Such Seller is not the subject of any bankruptcy, dissolution, liquidation, reorganization or similar proceeding.

Section 4.2 Capitalization. Such Seller has good and valid title to the Company Interests held by such Seller as of the Effective Date and, as of the Closing, such Seller will have good and valid title to the Company Units owned by such Seller, free and clear of all Liens, in each case, other than Securities Liens and other than as set forth in the Company’s LPA. Except as set forth on Section 4.2 of the Company and Sellers’ Disclosure Letter, such Seller is not a party to (a) any option, warrant, purchase right or other Contract (other than this Agreement and the Recapitalization Agreement) that would reasonably require such Seller to sell, transfer or otherwise dispose of any of the Company Units owned by such Seller or (b) any voting trust, proxy, or other Contract with respect to the voting of the Company Units owned by such Seller. Other than the Company Units owned by such Seller, such Seller does not own or have the right to acquire any other Equity Interests of any RSI Company.

Section 4.3 Noncontravention. Except as set forth on Section 4.3 of the Company and Sellers’ Disclosure Letter, the filings pursuant to Section 7.8, the filings with Gaming Regulatory Authorities required pursuant to Section 2.6(c)(vii), the consummation by such Seller of the transactions contemplated by this Agreement and the Ancillary Agreements to which such Seller is a party do not (a) conflict with or result in any breach of any of the material terms, conditions or provisions of, (b) constitute a material default under (whether with or without the giving of notice, the passage of time or both), (c) result in a material violation of, (d) give any third party the right to terminate or accelerate, or cause any termination or acceleration of, any material right or material obligation under, (e) result in the creation of any Lien upon the Company Units under, (f) require any approval under, from or pursuant to, or (g) require any filing with, (i) any material Contract to which such Seller is a party, (ii) any Governing Document of such Seller or (iii) any Governmental Entity under or pursuant to any Law or Order to which such Seller is bound or subject, with respect to clauses (d) through (g), that are or would reasonably be expected to have a material adverse effect on such Seller’s ability to consummate the transactions contemplated hereby. Such Seller is not in material violation of any of the Governing Documents of such Seller.

Section 4.4 Information Supplied. The information supplied or to be supplied, in each case, in writing, by such Seller with respect to such Seller for inclusion in the Proxy Statement, any other document submitted to any other Governmental Entity or any announcement or public statement regarding the transactions contemplated by this Agreement (including the Signing Press Release and the Closing Press Release) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading at (a) the time such information is filed, submitted or made publicly available, (b) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the Buyer Stockholders, or (c) the time of the Buyer Stockholder Meeting (in each case, subject to the qualifications and limitations set forth in the materials provided by such Seller or that are included in such filings and/or mailings), except that no warranty or representation is made by such Seller with respect to statements made or incorporated by reference therein based on information supplied by Buyer or its Affiliates for inclusion in such materials or (ii) any projections or forecasts included in such materials.

Section 4.5 Litigation. Except as set forth on Section 4.5 of the Company and Sellers’ Disclosure Letter, there are no material Proceedings (or to the Knowledge of such Seller, investigations) pending or, to the Knowledge of such Seller, threatened against such Seller in writing that would reasonably be expected to have a material adverse effect on such Seller’s ability to consummate the transactions contemplated hereby.

Section 4.6 Brokerage. Except as set forth on Section 4.6 of the Company and Sellers’ Disclosure Letter, such Seller has not incurred any Liability in connection with this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, that would result in the obligation of any RSI Company or the Buyer to pay any finder’s fee, brokerage or agent’s commissions or other like payments.

Section 4.7 Investment Intent.

(a) Such Seller understands and acknowledges that the acquisition of the Buyer Class V Voting Stock (and the Buyer Class A Common Stock into which the Buyer Class V Voting Stock and the Retained Company Units may be exchanged into pursuant to the Company A&R LPA) involves substantial risk. Such Seller can bear the economic risk of its investment (which such Seller acknowledges may be for an indefinite period) and has such knowledge and experience in financial or business matters that such Seller is capable of evaluating the merits and risks of its investment in the Buyer Class V Voting Stock (and the Buyer Class A Common Stock into which the Buyer Class V Voting Stock and the Retained Company Units may be exchanged into pursuant to the Company A&R LPA).

(b) Such Seller is acquiring the Buyer Class V Voting Stock (and the Buyer Class A Common Stock into which the Buyer Class V Voting Stock and the Retained Company Units may be exchanged into pursuant to the Company A&R LPA) for its own account, for investment purposes only and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling any Buyer Class V Voting Stock (and the Buyer Class A Common Stock into which the Buyer Class V Voting Stock and the Retained Company Units may be exchanged into pursuant to the Company A&R LPA), in each case, in violation of the federal securities Laws, any applicable foreign or state securities Laws or any other applicable Law.

(c) Such Seller qualifies as an “accredited investor,” as such term is defined in Rule 501(a) promulgated pursuant to the Securities Act.

(d) Such Seller understands and acknowledges that the issuance, sale or resale of the Buyer Class V Voting Stock has not been registered under the Securities Act, any United States state securities Laws or any other applicable foreign Law. Such Seller acknowledges that such securities may not be transferred, sold, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any other provision of applicable United States federal, United States state, or other Law or pursuant to an applicable exemption therefrom. Such Seller acknowledges that there is no public market for the Buyer Class V Voting Stock and that there can be no assurance that a public market will develop.

Section 4.8 Compliance with Laws. Each Seller is, and has been since the Lookback Date, in compliance in all material respects with Laws applicable to its ownership of Equity Interest of the Company, and no uncured written notices have been received by any Seller from any Governmental Entity or any other Person alleging a material violation of any such Laws.

Section 4.9 Inspections; Buyer’s Representations. Such Seller is an informed and sophisticated purchaser, and has engaged advisors, experienced in the evaluation and investment in businesses such as the Buyer. Such Seller has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. Such Seller agrees to engage in the transactions contemplated by this Agreement based upon its own inspection and examination of the Buyer and on the accuracy of the representations and warranties set forth in Article V and any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement and hereby disclaims reliance upon any express or implied representations or warranties of any nature made by Buyer or its Affiliates or representatives, except for those set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement. Such Seller specifically acknowledges and agrees to Buyer’s disclaimer of any representations or warranties other than those set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement, whether made by either Buyer or any of its Affiliates or representatives, and of all Liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to the Company, Sellers, their Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to the Company, Sellers, their Affiliates or representatives by Buyer or any of its Affiliates or representatives), other than those set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement. Such Seller specifically acknowledges and agrees that, without limiting the generality of this Section 4.9, neither Buyer nor any of its Affiliates or representatives has made any representation or warranty with respect to any projections or other future forecasts. Such Seller specifically acknowledges and agrees that except for the representations and warranties set forth in Article V and in any Ancillary Agreement or certificate delivered by Buyer pursuant to this Agreement, Buyer has not made any other express or implied representation or warranty with respect to Buyer, its assets or Liabilities, the businesses of Buyer or the transactions contemplated by this Agreement or the Ancillary Agreements.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE BUYER

As an inducement to Sellers and the Company to enter into this Agreement and consummate the transactions contemplated by this Agreement, except (a) for all representations and warranties of the Buyer, as set forth in the applicable section of the Buyer’s Disclosure Letter, or (b) for all representations and warranties of the Buyer other than those set forth in Section 5.1, Section 5.2(a), Section 5.2(b), Section 5.2(c), Section 5.2(e), Section 5.3, Section 5.8, Section 5.9, Section 5.12 and Section 5.15, as disclosed in any report, schedule, form statement or other document filed with, or furnished to, the SEC by the Buyer and publicly available prior to the Effective Date, the Buyer hereby represents and warrants to each of the Sellers and the Company as follows:

Section 5.1 Organization; Authority; Enforceability. The Buyer is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Buyer is qualified to do business and is in good standing as a foreign entity in each jurisdiction in which the character of its properties, or in which the transaction of its business, makes such qualification necessary, except where the failure to be so qualified and in good standing (or equivalent) would not have a Buyer Material Adverse Effect. The Buyer has the requisite power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement, the Ancillary Agreements to which the Buyer is a party and the transactions contemplated hereby and thereby have been duly approved and authorized by all requisite Buyer Board action on the part of the Buyer (the “Buyer Board Recommendation”). No other proceedings on the part of the Buyer (including any action by the Buyer Board or the Buyer Stockholders), except for the receipt of the Required Vote, are necessary to approve and authorize the execution, delivery or performance of this Agreement and the Ancillary Agreements to which the Buyer is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and the Ancillary Agreements to be executed and delivered by the Buyer at Closing will be, duly executed and delivered by Buyer and constitute valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles. The Buyer is not the subject of any bankruptcy, dissolution, liquidation, reorganization or similar proceeding.

Section 5.2 Capitalization.

(a) The authorized share capital of Buyer consists of (i) 380,000,000 shares of Buyer Class A Common Stock, (ii) 20,000,000 shares of Buyer Class B Common Stock, and (iii) 1,000,000 preferred shares, par value $0.0001 per share (“Buyer Preferred Shares”). As of the date hereof and as of immediately prior to the Closing (without giving effect to the Buyer Share Redemptions, the Buyer Class B Common Stock Conversion, or any Permitted Equity Financings), (1) 23,000,000 shares of Buyer Class A Common Stock are and will be issued and outstanding, (2) 5,750,000 shares of Buyer Class B Common Stock are and will be issued and outstanding, (3) no Buyer Preferred Shares are and will be issued and outstanding, and (4) 18,100,000 warrants of Buyer are and will be issued and outstanding, in such amounts, type, exercise price and with such expiration date as set forth on Section 5.2(a) of the Buyer’s Disclosure Letter (the “Buyer Warrants”). The exercise price of each Buyer Warrant has not been reduced to an amount less than $11.50 per Buyer Warrant. The Equity Interests set forth in this Section 5.2(a) comprise all of the Equity Interests of the Buyer that are issued and outstanding (without giving effect to the Buyer Share Redemptions, the Buyer Class B Common Stock Conversion, or the Permitted Equity Financing).

(b) Except as (x) set forth on Section 5.2(b) of the Buyer’s Disclosure Letter, or (y) set forth in this Agreement (including as set forth in Section 5.2(a)), the Ancillary Agreements or the Governing Documents of the Buyer:

(i) there are no outstanding options, warrants, Contracts, calls, puts, bonds, debentures, notes rights to subscribe, conversion rights or other similar rights to which the Buyer is a party or which are binding upon Buyer providing for the offer, issuance, redemption, exchange, conversion, voting, transfer, disposition or acquisition of any of its Equity Interests;

(ii) Buyer is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Interests;

(iii) Buyer is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any of its Equity Interests;

(iv) there are no contractual equityholder preemptive or similar rights, rights of first refusal, rights of first offer or registration rights in respect of Equity Interests of Buyer; and

(v) Buyer has not violated in any material respect any applicable securities Laws or any preemptive or similar rights created by Law, Governing Document or Contract to which Buyer is a party in connection with the offer, sale or issuance of any of its Equity Interests.

(c) All of the issued and outstanding Equity Interests of the Buyer, have been duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereto, and were not issued in violation of any preemptive rights, call options, rights of first refusal or similar rights of any Person or applicable Law, other than in each case Securities Liens.

(d) Except as set forth on Section 5.2(d) of the Buyer’s Disclosure Letter, the Buyer does not own, directly or indirectly, any Equity Interests, participation or voting right or other investment (whether debt, equity or otherwise) in any Person (including any Contract in the nature of a voting trust or similar agreement or understanding) or any other equity equivalents in or issued by any other Person.

(e) Upon issuance and delivery of the Buyer Class V Voting Stock to the Company at the Closing, and upon the further distribution of the Buyer Class V Voting Stock to the Sellers, such Buyer Class V Voting Stock will (i) be duly authorized and validly issued, and fully paid and nonassessable, (ii) be issued in compliance in all material respects with applicable Law, (iii) not be issued in breach or violation of any preemptive rights or any Contract, (iv) be issued to the Company with good and valid title, free and clear of any Liens other than Securities Liens, and (v) represent all of the Buyer Class V Voting Stock issued or outstanding.

(f) Other than up to $1,500,000 of working capital loans convertible into Class A Common Stock of the Buyer at $10.00 per share that may be incurred during the Pre-Closing Period (and (x) for the avoidance of doubt, to the extent such working capital loans are used to pay Sponsor Transaction Expenses, such amounts shall constitute Sponsor Transaction Expenses for all purposes of this Agreement and (y) at the election of the Company can be repaid by the Company at the Closing on behalf of the Buyer from the Contribution Amount), the Buyer has no Liability with respect to indebtedness for borrowed money.

Section 5.3 Brokerage. Except as set forth on Section 5.3 of the Buyer’s Disclosure Letter, the Buyer has not incurred any Liability in connection with this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, that would result in the obligation of the Sellers, any RSI Company or Buyer to pay a finder’s fee, brokerage or agent’s commissions or other like payments.

Section 5.4 Trust Account. As of the Effective Date, the Buyer has at least two hundred thirty million dollars ($230,000,000) (the “Trust Amount”) in the Trust Account, with such funds invested in United States government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms. The Trust Agreement has not been terminated, repudiated, rescinded, amended, supplemented or modified, in any respect by the Buyer or the Trustee, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated by the Buyer. The Buyer is not party to or bound by any side letters with respect to the Trust Agreement or (except for the Trust Agreement) any Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (a) cause the description of the Trust Agreement in the Buyer SEC Documents to be inaccurate in any material respect or (b) explicitly by their terms, entitle any Person (other than (i) the Buyer Stockholders who shall have exercised their rights to participate in the Buyer Share Redemptions, (ii) the underwriters of the Buyer’s initial public offering, who are entitled to the Deferred Discount (as such term is defined in the Trust Agreement) and (iii) the Buyer with respect to income earned on the proceeds in the Trust Account to cover any of its Tax obligations and up to one hundred thousand dollars ($100,000) of interest on such proceeds to pay dissolution expenses) to any portion of the proceeds in the Trust Account. There are no Proceedings (or to the Knowledge of the Buyer, investigations) pending or, to the Knowledge of the Buyer, threatened with respect to the Trust Account.

Section 5.5 Buyer SEC Documents; Controls.

(a) The Buyer has timely filed or furnished all material forms, reports, schedules, statements and other documents required to be filed by it with the SEC since the consummation of the initial public offering of the Buyer’s securities, together with any material amendments, restatements or supplements thereto, and all such forms, reports, schedules, statements and other documents required to be filed or furnished under the Securities Act or the Securities Exchange Act (excluding Section 16 under the Securities Exchange Act) (all such forms, reports, schedules, statements and other documents filed with the SEC, the “Buyer SEC Documents”). As of their respective dates, each of the Buyer SEC Documents, as amended (including all financial statements included therein, exhibits and schedules thereto and documents incorporated by reference therein), complied in all material respects with the applicable requirements of the Securities Act, or the Securities Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Buyer SEC Documents. None of the Buyer SEC Documents contained, when filed or, if amended prior to the Effective Date, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of Buyer, as of the date hereof, (i) none of the Buyer SEC Documents are the subject of ongoing SEC review or outstanding SEC comment and (ii) neither the SEC nor any other Governmental Entity is conducting any investigation or review of any Buyer SEC Document.

(b) Each of the financial statements of the Buyer included in the Buyer SEC Documents, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the Effective Date, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Buyer, as of their respective dates and the results of operations and the cash flows of the Buyer, for the periods presented therein. Each of the financial statements of the Buyer included in the Buyer SEC Documents were derived from the books and records of the Buyer, which books and records are, in all material respects, correct and complete and have been maintained in all material respects in accordance with commercially reasonable business practices.

(c) No notice of any SEC review or investigation of the Buyer or Buyer SEC Documents has been received by the Buyer. Since the consummation of its initial public offering, all comment letters received by the Buyer from the SEC or the staff thereof and all responses to such comment letters filed by or on behalf of the Buyer are publicly available on the SEC’s EDGAR website.

(d) Since the consummation of the initial public offering of the Buyer’s securities, the Buyer has timely filed all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Securities Exchange Act or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Buyer SEC Document. Each such certification is correct and complete. The Buyer maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Securities Exchange Act; such controls and procedures are reasonably designed to ensure that all material information concerning the Buyer is made known on a timely basis to the individuals responsible for the preparation of the Buyer’s SEC Filings. As used in this Section 5.5(d), the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(e) The Buyer has designed and maintains a system of internal controls over financial reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act, sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Buyer maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability and (iii) access to assets is permitted only in accordance with management’s general or specific authorization.

Section 5.6 Information Supplied; Proxy Statement. The information supplied or to be supplied by the Buyer for inclusion in the Proxy Statement, the Additional Buyer Filings, any other Buyer SEC Filing, any document submitted to any other Governmental Entity or any announcement or public statement regarding the transactions contemplated by this Agreement (including the Signing Press Release and the Closing Press Release) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading at (a) the time such information is filed, submitted or made publicly available, (b) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the Buyer Stockholders, or (c) the time of the Buyer Stockholder Meeting (subject to the qualifications and limitations set forth in the materials provided by the Buyer or that are included in such filings and/or mailings), except that (i) no warranty or representation is made by the Buyer with respect to statements made or incorporated by reference therein based on information supplied by the RSI Companies, the Sellers or their Affiliates for inclusion therein and (ii) or (ii) any projections or forecasts included in such materials. The Proxy Statement will comply in all material respects with the applicable requirements of the Securities Exchange Act and the rules and regulations of the SEC thereunder applicable to the Proxy Statement.

Section 5.7 Litigation. There are no material Proceedings (or to the Knowledge of the Buyer, investigations) pending or, to the Knowledge of the Buyer, threatened against the Buyer or, to the Knowledge of the Buyer, any director, officer or employee of the Buyer (in their capacity as such) and during the past two (2) years there have not been any such Proceedings and the Buyer is not subject to or bound by any material outstanding Orders. There are no material Proceedings pending or threatened by the Buyer against any other Person.

Section 5.8 Listing. The issued and outstanding Buyer Class A Common Stock and the Buyer Warrants (the foregoing, collectively, the “Buyer Public Securities”) are registered pursuant to Section 12(b) of the Securities Exchange Act and are listed for trading on the Stock Exchange. There is no Proceeding or investigation pending or, to the Knowledge of the Buyer, threatened against the Buyer by the Stock Exchange or the SEC with respect to any intention by such entity to deregister the Buyer Public Securities or prohibit or terminate the listing of the Buyer Public

Securities on the Stock Exchange. The Buyer has taken no action that is designed to terminate the registration of the Buyer Public Securities under the Securities Exchange Act. The Buyer has not received any written or, to the Knowledge of the Buyer, oral deficiency notice from the Stock Exchange relating to the continued listing requirements of the Buyer Public Securities.

Section 5.9 Investment Company. The Buyer is not an “investment company” within the meaning of the Investment Company Act of 1940.

Section 5.10 Noncontravention. Except for the filings pursuant to Section 7.9, the consummation by the Buyer of the transactions contemplated by this Agreement and the Ancillary Agreements do not (a) conflict with or result in any breach of any of the material terms, conditions or provisions of, (b) constitute a material default under (whether with or without the giving of notice, the passage of time or both), (c) result in a material violation of, (d) give any third party the right to terminate or accelerate, or cause any termination or acceleration of, any material right or material obligation under, (e) result in the creation of any Lien upon its Equity Interests under, (f) require any approval under, from or pursuant to, or (g) require any filing with, (i) any Contract or lease to which the Buyer is a party, (ii) any Governing Document of the Buyer, or (iii) any Governmental Entity under or pursuant to any Law or Order to which the Buyer is bound or subject, with respect to clauses (i) and (iii) that are or would reasonably be expected to be material to Buyer. The Buyer is not in material violation of any of its Governing Documents.

Section 5.11 Business Activities.

(a) Since its organization, other than as described in the Buyer SEC Documents, the Buyer has not conducted any material business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the Buyer Governing Documents, there is no Contract, commitment, or Order binding upon the Buyer or to which the Buyer is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of the Buyer or any acquisition of property by the Buyer or the conduct of business by the Buyer after the Closing, other than such effects, individually or in the aggregate, which are not, and would not reasonably be expected to be, material to the Buyer.

(b) Except for this Agreement and the transactions contemplated by this Agreement, the Buyer has no interests, rights, obligations or Liabilities with respect to, and the Buyer is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(c) The Buyer has no material Liabilities that are required to be disclosed on a balance sheet in accordance with GAAP, other than (i) Liabilities set forth in or reserved against in the balance sheet of the Buyer as of December 31, 2019 (the “Buyer Balance Sheet”); (ii) Liabilities which have arisen after the date of the Buyer Balance Sheet in the Ordinary Course of Business (none of which results from, arises out of, or was caused by any breach of warranty, breach of Contract or infringement or violation of Law); (iii) Liabilities arising under this Agreement, the Ancillary Agreements and/or the performance by the Buyer of its obligations hereunder or thereunder; or (iv) for fees, costs and expenses for advisors and Affiliates of the Buyer or the Sponsor, including with respect to legal, accounting or other advisors incurred by the Buyer in connection with the transactions contemplated by this Agreement.

Section 5.12 Investment Intent.

(a) The Buyer understands and acknowledges that the acquisition of the Acquired Closing Company Units and any Post-Closing Issued Company Units involves substantial risk. The Buyer can bear the economic risk of its investment (which the Buyer acknowledges may be for an indefinite period) and has such knowledge and experience in financial or business matters that the Buyer is capable of evaluating the merits and risks of its investment in the Acquired Closing Company Units and Post-Closing Issued Company Units.

(b) The Buyer is acquiring the Acquired Closing Company Units and Post-Closing Issued Company Units for its own account, for investment purposes only and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling any Acquired Closing Company Units or Post-Closing Issued Company Units, in each case, in violation of the federal securities Laws, any applicable foreign or state securities Laws or any other applicable Law.

(c) The Buyer qualifies as an “accredited investor,” as such term is defined in Rule 501(a) promulgated pursuant to the Securities Act.

(d) The Buyer understands and acknowledges that the Acquired Closing Company Units and Post-Closing Issued Company Units have not been registered under the Securities Act, any United States state securities Laws or any other applicable foreign Law. The Buyer acknowledges that such securities may not be transferred, sold, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any other provision of applicable United States federal, United States state, or other Law or pursuant to an applicable exemption therefrom. The Buyer acknowledges that there is no public market for the Acquired Closing Company Units and Post-Closing Issued Company Units and that there can be no assurance that a public market will develop.

Section 5.13 Tax Matters. Except as set forth on Section 5.13 of the Buyer’s Disclosure Letter:

(a) The Buyer has timely filed all Income and other material Tax Returns required to be filed by it on or prior to the Closing Date pursuant to applicable Laws (taking into account any validly obtained extension of time within which to file). All Income and other material amounts of Tax Returns filed by the Buyer are correct and complete in all material respects and have been prepared in material compliance with all applicable Laws. All Income and other material amounts of Taxes and all Income and other material amounts of Tax Liabilities due and payable by the Buyer for which the applicable statute of limitations remains open have been timely paid (whether or not shown as due and payable on any Tax Return).

(b) The Buyer has timely and properly withheld or collected and paid to the applicable Taxing Authority all material amounts of Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, individual independent contractor, creditor, equityholder or other third party and all material sales, use, ad valorem, value added, and similar Taxes and has otherwise complied in all material respects with all applicable Laws relating to such withholding, collection and payment of Taxes.

(c) No written claim has been made by a Taxing Authority in a jurisdiction where the Buyer does not file a particular type of Tax Return, or pay a particular type of Tax, that the Buyer is or may be subject to taxation of that type by, or required to file that type of Tax Return in, that jurisdiction that has not been settled or resolved. The Income Tax Returns of the Buyer made available to the Sellers, if any, reflect all of the jurisdictions in which the Buyer is required to remit material Income Tax.

(d) The Buyer is not currently and has not been within the past five (5) years the subject of any Tax Proceeding respect to any Taxes or Tax Returns of or with respect to the Buyer, no such Tax Proceeding is pending, and, to the Knowledge of the Buyer, no such Tax Proceeding has been threatened in writing, in each case, that has not been settled or resolved. The Buyer has not commenced a voluntary disclosure proceeding in any jurisdiction that has not been resolved or settled. All material deficiencies for Taxes asserted or assessed in writing against the Buyer have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn, and, to the Knowledge of the Buyer, no such deficiency has been threatened or proposed in writing against the Buyer.

(e) There are no outstanding agreements extending or waiving the statute of limitations applicable to any Tax or Tax Return with respect to the Buyer or extending a period of Tax collection, assessment or deficiency, which period (after giving effect to such extension or waiver) has not yet expired, and no written request for any such waiver or extension is currently pending. The Buyer is not the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Governmental Entity) within which to file any Tax Return not previously filed. No private letter ruling, administrative relief, technical advice, or other similar ruling or request has been granted or issued by, or is pending with, any Governmental Entity that relates to any Taxes or Tax Returns of Buyer that would have a material adverse effect on Buyer following the date of the Buyer Balance Sheet.

(f) The Buyer has not been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of U.S. state or local or non-U.S. Tax Law).

(g) There is no Lien for Taxes on any of the assets of the Buyer, other than Permitted Liens.

(h) The Buyer has not been a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law) and does not have any liability for Taxes of any other Person as a result of Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Laws), successor liability, transferee liability, joint or several liability, by contract, by operation of Law, or otherwise (other than pursuant to this Agreement or any of the Ancillary Agreements, if any). The Buyer is not party to or bound by any Tax Sharing Agreement except for any Ordinary Course Tax Sharing Agreement. All amounts payable by the Buyer with respect to (or reference to) Taxes pursuant to any Ordinary Course Tax Sharing Agreement have been timely paid in accordance with the terms of such contracts.

(i) The unpaid Taxes of the Buyer (i) did not, as of December 31, 2019, materially exceed the reserves for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) included in the Buyer Balance Sheet and (ii) do not materially exceed such reserves as adjusted for the passage of time through the Closing Date in accordance with the past practices of the Buyer in filing its Tax Returns.

(j) The Buyer has not distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was governed, or intended or reported to be governed, in whole or in part by Section 355 or Section 361 of the Code in the past two (2) years or that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Code Section 355(e)) that includes the transactions contemplated by this Agreement.

(k) Since the date of its formation, the Buyer has been classified as a U.S. corporation for U.S. federal, state and local income Tax purposes.

Section 5.14 Compliance with Laws. Buyer is, and has been since September 27, 2019, in compliance in all material respects with all Laws applicable to the conduct of the business of the Buyer, and no uncured written notices have been received by Buyer from any Governmental Entity or any other Person alleging a material violation of any such Laws.

Section 5.15 Inspections; Company and Sellers’ Representations. Buyer is an informed and sophisticated purchaser, and has engaged advisors, experienced in the evaluation and investment in businesses such as the RSI Companies. Buyer has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. Buyer agrees to engage in the transactions contemplated by this Agreement based upon its own inspection and examination of the RSI Companies and on the accuracy of the representations and warranties set forth in Article III, Article IV and any Ancillary Agreement or certificate delivered by any RSI Company, the Sellers’ Representative or the Sellers pursuant to this Agreement and hereby disclaims reliance upon any express or implied representations or warranties of any nature made by Sellers, the Company or their respective Affiliates or representatives, except for those set forth in Article III, Article IV and in any Ancillary Agreement or certificate delivered by any RSI Company, the Sellers’ Representative or the Sellers pursuant to this Agreement.

Section 5.16 Subscription Agreements.

(a) Buyer has delivered to the Company true, correct and complete copies of each of the Subscription Agreements entered into by Buyer, the Company and the Sellers’ Representative with the applicable Equity Financing Sources named therein on or prior to the Effective Date, pursuant to which certain Equity Financing Sources have committed to provide equity financing to Buyer solely for purposes of consummating the transactions contemplated by this Agreement in the aggregate amount of $160,430,020 (the “PIPE Investment Amount”). To the Knowledge of Buyer, with respect to each such Equity Financing Source, the Subscription Agreement with such Equity Financing Source is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Buyer. Each Subscription Agreement is a legal, valid and binding obligation of Buyer and, to the Knowledge of Buyer, each Equity Financing Source, and neither the execution or delivery by any party thereto nor the performance of any party’s obligations under any such Subscription Agreement violates any Laws. Each such Subscription Agreement provides that the Company and the Sellers’ Representative is a party thereto and is entitled to enforce such agreements against the Equity Financing Source. There are no other agreements, side letters, or arrangements between Buyer and any Equity Financing Source relating to any such Subscription Agreement that could affect the obligation of such Equity Financing Sources to contribute to Buyer the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreement of such Equity Financing Sources, and, as of the date hereof, Buyer does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any Subscription Agreement not being satisfied, or the PIPE Investment Amount not being available to Buyer, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Buyer under any material term or condition of any such Subscription Agreement and, as of the date hereof, Buyer has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any such Subscription Agreement. Such Subscription Agreements contain all of the conditions precedent (other than the conditions contained in the other Transaction Agreements) to the obligations of the Equity Financing Sources to contribute to Buyer the applicable portion of the PIPE Investment Amount set forth in such Subscription Agreements on the terms therein.

(b) As of the date hereof, no fees, consideration or other discounts are payable or have been agreed by Buyer or any of its Subsidiaries (including, from and after the Closing, the RSI Companies) to any Equity Financing Source, except as set forth in the Subscription Agreements.

ARTICLE VI

INTERIM OPERATING COVENANTS

Section 6.1 Interim Operating Covenants.

(a) From the Effective Date until the earlier of: (1) the date this Agreement is terminated in accordance with Article X and (2) the Closing Date (such period, the “Pre-Closing Period”), unless the Buyer shall otherwise give prior consent (which consent shall not be unreasonably withheld, conditioned or delayed) in writing and except (x) as specifically contemplated by this Agreement or the Ancillary Agreements (including the Recapitalization and the transactions contemplated by Section 7.13), (y) as set forth on Section 6.1(a) of the Company and Sellers’ Disclosure Letter or (z) other than in respect of the restrictions set for in subclauses (i), (iii), (iv), (v) (x) or (xiv), to the extent that any action is taken or omitted to be taken in response to or related to the actual or anticipated effect on any of the RSI Companies’ businesses of COVID-19 or any COVID-19 Measures, in each case with respect to this clause (z) in connection with or in response to COVID-19, the Company shall, and Sellers shall cause the RSI Companies to, conduct and operate their business in all material respects in the Ordinary Course of Business and use its commercially reasonable efforts to preserve their existing relationships with material customers, suppliers and distributors, and the Company shall not, and Sellers shall cause the RSI Companies not to:

(i) amend or otherwise modify any of the Governing Documents of any RSI Company in any manner that would be adverse to the Buyer or the Sponsor, except as otherwise required by Law;

(ii) make any material changes to its accounting policies, methods or practices, other than as required by GAAP or applicable Law;

(iii) sell, issue, redeem, assign, transfer, pledge (other than in connection with existing credit facilities), convey or otherwise dispose of (x) any Equity Interests of any RSI Company or (y) any options, warrants, rights of conversion or other rights or agreements, arrangements or commitments obligating any RSI Company to issue, deliver or sell any Equity Interests of any RSI Company;

(iv) declare, make or pay any dividend, other distribution or return of capital (whether in cash or in kind) to any equityholder of the Company or any other RSI Company, other than (x) to another RSI Company, (y) Tax Distributions, which may be financed by an advance made by any Seller or an Affiliate of a Seller, and (z) repayments by the Company to any Seller or its Affiliates in respect of advances made by such Persons to the Company as set forth on Section 6.1(a)(iv) of the Company and Sellers’ Disclosure Letter or described in Section 6.1(a)(iv)(y);

(v) adjust, split, combine or reclassify any of its Equity Interests;

(vi) (x) incur, assume, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness (other than (A) additional Indebtedness under existing credit facilities, (B) capital leases entered into in the Ordinary Course of Business, and (C) other Indebtedness not to exceed $15,000,000 in the aggregate), (y) make any advances or capital contributions to, or investments in, any Person, other than an RSI Company or in the Ordinary

Course of Business, or (z) amend or modify in any material respect any Indebtedness;

(vii) commit to, authorize or enter into any agreement in respect of, any capital expenditure (or series of commitments or capital expenditures), other than capital expenditures in an amount not to exceed $10,000,000;

(viii) enter into any material amendment or termination (other than an expiration in accordance with the terms thereof) of, or waive compliance with, any material term of any Material Contract or Material Lease or enter into any Contract that if entered into prior to the Effective Date would be a Material Contract or Material Lease, in each case other than in the Ordinary Course of Business and solely to the extent such amendment, termination or waiver would not materially and adversely impact the RSI Companies, taken as a whole;

(ix) other than inventory and other assets acquired in the Ordinary Course of Business, acquire the business, properties or assets, including Equity Interests of another Person, except, in each case, for acquisitions whose consideration in an aggregate amount (for all such acquisitions) is not greater than $10,000,000 and the consideration for which is payable only in cash, so long as, based upon the advice of the Company’s accountants, such acquisition, individually or in the aggregate, would not require any additional disclosure pursuant to the rules and regulations adopted by PCAOB (whether through merger, consolidation, share exchange, business combination or otherwise);

(x) propose, adopt or effect any plan of complete or partial liquidation, dissolution, recapitalization or reorganization, or voluntarily subject to any material Lien, any of the material rights or material assets owned by, or leased or licensed to, any RSI Company, except for (x) Permitted Liens, (y) Liens under existing credit facilities or other Indebtedness permitted pursuant to Section 6.1(a)(iv) and (z) as required or contemplated by this Agreement;

(xi) compromise, commence or settle any pending or threatened Proceeding (w) involving payments (exclusive of attorney’s fees) by an RSI Company not covered by insurance in excess of $500,000 in any single instance or in excess of $2,000,000 in the aggregate, (x) granting injunctive or other equitable remedy against an RSI Company, (y) which imposes any restrictions on the operations of businesses of the RSI Companies or (z) by the equityholders of the Company or any other Person which relates to the transactions contemplated by this Agreement;

(xii) except as required under applicable Law, the terms of any Company Employee Benefit Plan existing as of the date hereof or in the Ordinary Course of Business (A) materially increase in any manner the compensation, bonus, severance or termination pay of any of the current or former directors, officers, employees or individual consultants of the RSI Companies, other than increases to any such individuals who are not directors or officers of the RSI Companies in the ordinary course of business consistent with past practice that do not exceed five percent (5%) individually or three percent (3%) in the aggregate, (B) become a party to, establish, materially amend (other than as required by applicable Law or as part of an annual renewal for health and/or welfare benefits), commence participation in, or terminate any stock option plan or other stock-based compensation plan, or any material Company Employee Benefit Plan that is not an Affiliate Employee Benefit Plan with or for the benefit of any current or former directors, officers, employees or individual consultants of the RSI Companies (or newly hired employees), except in each case actions taken pursuant to Section 7.13, (C) accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any Company Employee Benefit Plan, (D) grant any new awards under any Company Employee Benefit Plan, (E) amend or modify any outstanding award under any Company Employee Benefit Plan, (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization respecting employees of the RSI Companies, (G) forgive any loans, or issue any loans (other than advances issued in the Ordinary Course of Business) to an RSI Company’s directors, officers, contractors or employees, or (H) hire or engage any new employee or consultant or terminate the employment or engagement, other than for cause, of any employee or consultant if such new employee or consultant will receive, or does receive, annual base compensation (or annual base wages or fees)in excess of $250,000;

(xiii) (A) sell, lease, assign, transfer, convey, license, sublicense, covenant not to assert, permit to lapse, abandon, allow to lapse, or otherwise dispose of, create, grant or issue any Liens (other than Permitted Liens), debentures or other securities in or on, any material rights or assets owned by, or leased or licensed to, any RSI Company, other than (w) inventory or products in the Ordinary Course of Business, (x) assets with an aggregate fair market value less than $10,000,000, (y) pursuant to non-exclusive licenses of Owned Intellectual Property granted by any RSI Company to customers or casinos in the Ordinary Course of Business, or (z) immaterial Owned Intellectual Property; or (B) subject any Owned Intellectual Property to Copyleft Terms;

(xiv) disclose any trade secrets and any other material confidential information of an RSI Company to any Person (other than pursuant to a written confidentiality agreement with provisions restricting the use and disclosure of such trade secrets and confidential information);

(xv) fail to take any action required to maintain any material insurance policies of any RSI Company in force (other than (i) substitution of an insurance policy by an insurance policy with a substantially similar coverage or (ii) with respect to any policy that covers any asset or matter that has been disposed or is no longer subsisting or application), or knowingly take or omit to take any action that could reasonably result in any such insurance policy being void or voidable (other than (i) substitution of an insurance policy by an insurance policy with a substantially similar coverage, (ii) with respect to any policy that covers any asset or matter that has been disposed or is no longer subsisting or application, (iii) actions in the Ordinary Course of Business, or (iv) actions set forth on Section 6.1(a)(xv) of the Company and Sellers’ Disclosure Letter); or

(xvi) agree or commit to do any of the foregoing.

(b) During the Pre-Closing Period, unless the Buyer shall otherwise give prior consent (which consent shall not be unreasonably withheld, conditioned or delayed) in writing and except (x) as contemplated by this Agreement or the Ancillary Agreements (including the Recapitalization and the transactions contemplated by Section 7.13), (y) as set forth on Section 6.1(b) of the Company and Sellers’ Disclosure Letter or (z) to the extent that any action is taken or not taken in response to the actual or anticipated effect on Buyer’s business of COVID-19 or any COVID-19 Measures, in each case with respect to this clause (z) in connection with or in response to COVID-19, the Company shall not, and Sellers shall cause the RSI Companies not to:

(i) enter into, renew or modify any Prohibited Affiliate Transaction; or

(ii) except to the extent required by applicable Law, (1) make, change or revoke any material election relating to Taxes outside the Ordinary Course of Business consistent with past practice (subject to changes in applicable Law), (2) enter into any agreement, settlement or compromise with any Taxing Authority relating to a material amount of Taxes, (3) consent to any extension or waiver of the statutory period of limitations applicable to any material Tax matter not disclosed in Section 3.8 of the Company and Sellers’ Disclosure Letter (other than at the request of a taxing authority), (4) file any amended material Tax Return, (5) fail to timely file (taking into account valid extensions) any material Tax Return required to be filed, (6) fail to pay any material amount of Tax as it becomes due, (7) enter into any Tax Sharing Agreement (other than an Ordinary Course Tax Sharing Agreement), (8) surrender any right to claim any refund of a material amount of Taxes, or (9) take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment.

(c) Nothing contained in this Agreement shall be deemed to give the Buyer, directly or indirectly, the right to control or direct the Company or any operations of any RSI Company prior to the Closing. Prior to the Closing, the RSI Companies shall exercise, consistent with the terms and conditions of this Agreement, control over their respective businesses and operations.

Section 6.2 Interim Operating Covenants (Buyer).

(a) During the Pre-Closing Period, unless Sellers shall otherwise give prior consent (which consent shall not be unreasonably withheld, conditioned or delayed) in writing and except as contemplated by this Agreement or the Ancillary Agreements or as set forth on Section 6.2(a) of the Buyer’s Disclosure Letter, the Buyer shall not:

(i) conduct any activities or enter into any Contracts directed toward or in contemplation of an alternative Business Combination to the Business Combination contemplated by this Agreement;

(ii) amend or otherwise modify the Trust Agreement, that certain Private Placement Warrants Purchase Agreement, dated February 20, 2020, by and among the Sponsor and the Buyer, or the Buyer Governing Documents in any material respect;

(iii) withdraw any of the Trust Amount, other than as permitted by the Buyer Governing Documents or the Trust Agreement;

(iv) make any material changes to its accounting policies, methods or practices, other than as required by GAAP or applicable Law;

(v) except to the extent required by applicable Law, (1) make, change or revoke any material election relating to Taxes outside the Ordinary Course of Business consistent with past practice (subject to changes in applicable Law), (2) enter into any agreement, settlement or compromise with any Taxing Authority relating to a material amount of Taxes, (3) consent to any extension or waiver of the statutory period of limitations applicable to any material Tax matter not disclosed in Section 6.2 of the Buyer’s Disclosure Letter (other than at the request of a taxing authority), (4) file any amended material Tax Return, (5) fail to timely file (taking into account valid extensions) any material Tax Return required to be filed, (6) fail to pay any material amount of Tax as it becomes due, (7) enter into any tax sharing agreement (other than an Ordinary Course Tax Sharing Agreement), (8) surrender any right to claim any refund of a material amount of Taxes, or (9) take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment;

(vi) other than in connection with the Required Vote, a Buyer Share Redemption or a Permitted Equity Financing, sell, issue, redeem, assign, transfer, convey or otherwise dispose of (w) any of its Equity Interests, or (x) any options, warrants, rights of conversion or other rights or agreements, arrangements or commitments obligating Buyer or Sponsor to issue, deliver or sell any Equity Interests of Buyer, other than Contracts for Indebtedness from the Sponsor or its Affiliates or any director or officer of the Buyer or the Sponsor incurred in order to finance working capital and Tax expenses needs and expenses in an amount not to exceed $1,300,000 on terms not materially different than those reflected in the form promissory note set forth on Section 5.2 of the Buyer’s Disclosure Letter;

(vii) other than the Buyer Share Redemption, declare, make or pay any dividend, other distribution or return of capital (whether in cash or in kind) to the equityholders of the Buyer;

(viii) adjust, split, combine or reclassify (other than a reclassification pursuant to a conversion of shares of Buyer Class B Common Stock into shares

Buyer Class A Common Stock pursuant to the Buyer Governing Documents) any of its Equity Interests;

(ix) reduce the exercise price of any Buyer Warrant;

(x) incur, assume, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness, material Liabilities, debts or obligations other than Contracts for Indebtedness from the Sponsor or its Affiliates or any director or officer of the Buyer or the Sponsor incurred in order to finance working capital and Tax expenses needs and expenses in an amount not to exceed $1,500,000 on terms not materially different than those reflected in the promissory note dated November 27, 2019 between the Sponsor and the Buyer in the principal amount of $200,000;

(xi) enter into any transaction or Contract with the Sponsor or any of its Affiliates for the payment of finder’s fees, consulting fees, monies in respect of any payment of a loan or other compensation paid by Buyer to the Sponsor, Buyer’s officers or directors, or any Affiliate of the Sponsor or Buyer’s officers, for services rendered prior to, or for any services rendered in connection with, the consummation of the transactions contemplated by this Agreement;

(xii) compromise, commence or settle any pending or threatened Proceeding (w) involving payments (exclusive of attorney’s fees) by Buyer not covered by insurance in excess of $500,000 or in excess of $1,000,000 in the aggregate, (x) granting material injunctive or other equitable remedy against the Buyer (y) which imposes any material restrictions on the operations of businesses of the Buyer or (z) by the public stockholders or any other Person which relates to the transactions contemplated by this Agreement; or

(xiii) agree or commit to do any of the foregoing.

(b) Nothing contained in this Agreement shall be deemed to give the Sellers or the Company, directly or indirectly, the right to control or direct the Buyer prior to the Closing. Prior to the Closing, the Buyer shall exercise, consistent with the terms and conditions of this Agreement, control over its business.

ARTICLE VII

PRE-CLOSING AGREEMENTS

Section 7.1 Commercially Reasonable Efforts; Further Assurances. Subject to the terms and conditions set forth in this Agreement, and to applicable Laws, during the Pre-Closing Period, the Parties shall cooperate and use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action (including executing and delivering any documents, certificates, instruments and other papers that are necessary for the consummation of the transactions contemplated by this Agreement), and do, or cause to be done, and assist and cooperate with the other Parties in doing, all things necessary to consummate and make effective, in the most expeditious manner practicable (giving effect to the timing of the delivery of the PCAOB Financial Statements), the transactions contemplated by this Agreement. Each Seller shall use its commercially reasonable efforts, and the Buyer shall cooperate in all reasonable respects with Sellers, to solicit and obtain the consents of the Persons who are parties to the Contracts listed on Section 7.1 of the Company and Sellers’ Disclosure Letter prior to the Closing; provided, however, that no Party nor any of their Affiliates shall be required to pay or commit to pay any amount to (or incur any obligation in favor of) any Person from whom any such consent may be required (unless such payment is required in accordance with the terms of the relevant Contract requiring such consent). Any payment pursuant to the foregoing proviso shall be a Transaction Expense (which payment shall be treated as a Company Transaction Expense hereunder).

Section 7.2 Trust & Closing Funding. Subject to the satisfaction or waiver of the conditions set forth in Section 2.6 (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions) and provision of notice thereof to the Trustee (which notice the Buyer shall provide to the Trustee in accordance with the terms of the Trust Agreement), in accordance with the Trust Agreement and the Buyer Governing Documents, at the Closing, the Buyer shall (a) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (b) cause the Trustee to pay as and when due (x) all amounts payable to Buyer Stockholders who shall have validly elected to redeem their shares of Buyer Class A Common Stock pursuant to the Buyer Certificate of Incorporation and direct and use its best efforts to cause the Trustee to pay as and when due the Deferred Discount (as defined in the Trust Agreement) pursuant to the terms of the Trust Agreement, except to the extent that such Deferred Discount is waived, and (y) pay all amounts payable pursuant to Section 2.2.

Section 7.3 Listing. During the Pre-Closing Period, the Buyer shall remain listed as a public company on, and for the Buyer Class A Common Stock and Buyer Warrants to be listed on, the Stock Exchange.

Section 7.4 LTIP. Prior to the Closing Date, the Buyer shall approve and, subject to the approval of the Buyer Stockholders, adopt, an omnibus incentive equity plan, based on the terms and conditions as reasonably mutually agreed upon between Buyer and the Sellers to be effective upon and following the Closing (the “LTIP”). Nothing contained in this Section 7.4 (whether express or implied) shall confer any rights, remedies or benefits whatsoever (including any third-party beneficiary rights) on any Person other than the Parties to this Agreement.

Section 7.5 Confidential Information. During the Pre-Closing Period, each Party shall be bound by and comply with the provisions set forth in the Confidentiality Agreement as if such provisions were set forth herein, and such provisions are hereby incorporated herein by reference. Each Party acknowledges and agrees that each is aware, and each of their respective Affiliates and representatives is aware (or upon receipt of any material nonpublic information of the other Party, will be advised), of the restrictions imposed by the United States federal securities Laws and other applicable foreign and domestic Laws on Persons possessing material nonpublic information about a public company. Each Party hereby agrees, that during the Pre-Closing Period, except in connection with or support of the transactions contemplated by this Agreement (including any communications with potential Equity Financing Sources), while any of them are in possession of such material nonpublic information, none of such Persons shall, directly or indirectly (through its Affiliates or otherwise), acquire, offer or propose to acquire, agree to acquire, sell or transfer or offer or propose to sell or transfer any securities of the Buyer, communicate such information to any other Person or cause or encourage any Person to do any of the foregoing.

Section 7.6 Access to Information.

(a) During the Pre-Closing Period, upon reasonable prior written notice, the RSI Companies shall afford the representatives of the Buyer reasonable access, during normal business hours, to the properties, books and records of the RSI Companies and furnish to the representatives of the Buyer such additional financial and operating data and other information regarding the business of the RSI Companies as the Buyer or its representatives may from time to time reasonably request for purposes of consummating the transactions contemplated by this Agreement, but only to the extent that Sellers and the RSI Companies may do so without violating any obligations to any third party and to the extent that Sellers and the RSI Companies have the authority to grant such access without breaching any restrictions binding on them (and provided that Buyer shall abide by the terms of the Confidentiality Agreement). Buyer agrees to be responsible for the reasonable and documented out-of-pocket expenses incurred by the RSI Companies as a result of providing such access (which shall be treated as Sponsor Transaction Expenses hereunder).

(b) Buyer shall coordinate its access rights with the Sellers to reasonably minimize any inconvenience to or interruption of the conduct of the business of the RSI Companies.

(c) Notwithstanding anything to the contrary in this Section 7.6, neither Sellers, the Sellers’ Representative nor any RSI Company or any of their respective representatives shall be required to disclose any information to Buyer during the Pre-Closing Period if such disclosure would (i) jeopardize any attorney-client or other applicable legal privilege, (ii) require disclosure of any trade secrets of the RSI Companies or of third parties, cause a violation of any RSI Company’s obligations with respect to confidentiality, or violate any Privacy and Security Requirement, or (iii) contravene any applicable Contracts or Laws. Prior to the Closing, without the prior written consent of Sellers, which may be withheld for any reason, Buyer shall not contact any suppliers to, or customers or other material business relationships of, any RSI Company in relation to the transactions contemplated by this Agreement and Buyer shall have no right to perform invasive or subsurface investigations of any of the Leased Real Property.

Section 7.7 Notification of Certain Matters.

(a) During the Pre-Closing Period, each of Sellers and the Company shall disclose to the Buyer in writing any development, fact or circumstance of which Sellers or the Company has Knowledge, arising before or after the Effective Date, that would cause or would reasonably be expected to result in the failure of the conditions set forth in Section 2.6(a) or Section 2.6(b) to be satisfied.

(b) During the Pre-Closing Period, Buyer shall disclose to Sellers in writing any development, fact or circumstance of which Buyer has Knowledge, arising before or after the Effective Date, that would cause or would reasonably be expected to result in the failure of the conditions set forth in Section 2.6(a) or Section 2.6(c) to be satisfied.

Section 7.8 Regulatory Approvals; Efforts.

(a) The Parties will (i) (x) cause the Notification and Report Forms required pursuant to the HSR Act and (y) cause any filings or notifications as required by or advisable with respect to any Gaming Regulatory Authority, including as set forth on Section 7.8(a) of the Company and Sellers’ Disclosure Letter, in each case, with respect to the transactions contemplated by this Agreement to be filed as promptly as practicable after the execution of this Agreement, (ii) request early termination of the waiting period relating to such HSR Act filings, if early termination is being granted at the time of such filing, (iii) supply as promptly as practicable any additional information and documentary material that may be requested by a Gaming Regulatory Authority pursuant to Applicable Gaming Law or a Governmental Entity pursuant to the HSR Act and (iv) otherwise use its commercially reasonable efforts to cause the expiration or termination of the applicable waiting periods under the HSR Act with respect to the transactions contemplated by this Agreement as soon as practicable. The Parties shall use commercially reasonable efforts to promptly obtain, and to cooperate with each other to promptly obtain, all authorizations, approvals, clearances, consents, actions or non-actions of any Governmental Entity in connection with the above filings, applications or notifications. Each Party shall promptly inform the other Parties of any material communication between itself (including its representatives) and any Governmental Entity regarding any of the transactions contemplated by this Agreement. If a Party or any of its Affiliates receives any formal or informal request for supplemental information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then the Party, to the extent necessary and advisable, shall provide a reasonable response to such request as promptly as reasonably practicable. All fees or other payments required by applicable Law to any Governmental Entity in order to obtain any such approvals, consents, or Orders shall be Transaction Expenses, fifty percent (50%) of which shall be treated as Company Transaction Expenses hereunder and fifty percent (50%) of which shall be treated as Sponsor Transaction Expenses hereunder.

(b) The Parties shall keep each other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement and, to the extent permissible, promptly furnish the other with copies of notices or other communications between any Party (including their respective Affiliates and representatives), as the case may be, and any third party and/or Governmental Entity with respect to such transactions. Each Party shall give the other Party and its counsel a reasonable opportunity to review in advance, to the extent permissible, and consider in good faith the views and input of the other Party in connection with, any proposed material written communication to any Governmental Entity relating to the transactions contemplated by this Agreement. Each Party agrees not to participate in any substantive meeting, conference or discussion, either in person or by telephone, with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it consults with the other Party in advance and, to the extent not prohibited by such Governmental Entity, gives the other Party the opportunity to attend and participate.

(c) Each Party shall use its commercially reasonable efforts to resolve objections, if any, as may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement under the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act, and any other United States federal or state or foreign statutes, rules, regulations, Orders, decrees, administrative or judicial doctrines or other Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or constituting anticompetitive conduct (collectively, the “Antitrust Laws”). Subject to the other terms of this Section 7.8(c), each Party shall use its commercially reasonable efforts to take such action as may be required to cause the expiration of the notice periods under the HSR Act or other Antitrust Laws with respect to such transactions as promptly as possible after the execution of this Agreement.

(d) The Buyer shall not take any action that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by this Agreement as a result of the application of any Antitrust Law.

(e) Notwithstanding anything in this Agreement to the contrary, but subject to compliance with Section 7.5, nothing in this Section 7.8 shall require Buyer, Sponsor, Sellers’ Representative or any Seller or any of their respective Affiliates to take any action with respect to any of their respective Affiliates (other than, with respect to Buyer and Sponsor, Buyer’s Subsidiaries and the RSI Companies), any of their respective affiliated investment funds or any portfolio company (as such term is commonly understood in the private equity industry) or investment of Buyer, Sponsor, Sellers’ Representative or any Seller or their respective Affiliates (other than, with respect to Buyer and Sponsor, Buyer’s Subsidiaries and the RSI Companies), or any interests therein, including selling, divesting or otherwise disposing of, licensing, holding separate, or otherwise restricting or limiting its freedom to operate with respect to, any business, products, rights, services, licenses, investments, or assets, of Buyer, Sponsor, Sellers’ Representative or any Seller or their respective Affiliates (other than, with respect to Buyer and Sponsor, Buyer’s Subsidiaries and the RSI Companies), any of their respective affiliated investment funds or any portfolio company (as such term is commonly understood in the private equity industry) or investment of Buyer, Sponsor, Sellers’ Representative or any Seller or their respective Affiliates (other than the RSI Companies), or any interests therein.

Section 7.9 Communications; Press Release; SEC Filings.

(a) Prior to the Closing, any press or other public release or public announcement concerning this Agreement or the transactions contemplated by this Agreement or any matter contemplated by the foregoing shall not be issued without the prior written consent of each of the Buyer, the Sellers’ Representative and the Company, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that each Party may make any public announcement that is required by applicable law or the requirements of any national securities exchange (it being understood that, to the extent practicable, the Party making such public announcement shall provide such announcement to the other Parties prior to release and consider in good faith any comments from such other Parties); and provided, further, that each Party may make announcements regarding this Agreement and the transactions contemplated hereby consisting solely of information contained in and otherwise consistent with any such mutually agreed press release or public announcement and the Buyer SEC Documents to their directors, officers, employees, customers, suppliers and other interested parties without the consent of the other Parties; and provided, further, that subject to this Section 7.9, the foregoing shall not prohibit any Party from communicating with third parties to the extent necessary for the purpose of seeking any third party consent.

(b) As promptly as practicable following the Effective Date, the Buyer shall prepare and file a Current Report on Form 8-K pursuant to the Securities Exchange Act to report the execution of this Agreement (the “Signing Form 8-K”) and the Parties shall issue a mutually agreeable press release announcing the execution of this Agreement (the “Signing Press Release”). Buyer shall provide the Company with a reasonable opportunity to review and comment on the Signing Form 8-K prior to its filing and shall consider such comments in good faith. Buyer shall not file any such documents with the SEC without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed).

(c) As promptly as reasonably practicable after the Effective Date, but in any event following delivery of any information required to be delivered by the Company pursuant to this Section 7.9, (i) the Buyer and the Company shall prepare and the Buyer shall file with the SEC a preliminary Proxy Statement, which shall comply as to form, in all material respects, with, as applicable, the provisions of the Securities Exchange Act and the rules and regulations promulgated thereunder, for the purpose of (A) providing Buyer Stockholders with the opportunity to participate in the Buyer Share Redemption and (B) soliciting proxies from the Buyer Stockholders to vote at the Buyer Stockholder Meeting in favor of the Buyer Stockholder Voting Matters. The Buyer shall file the definitive Proxy Statement with the SEC and cause the Proxy Statement to be mailed to its stockholders of record, as of the record date to be established by the Buyer Board in accordance with Section 7.9(j), at such time as reasonably agreed by Buyer and the Company promptly following (x) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Securities Exchange Act or (y) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC (the date in (x) or (y), the “Proxy Clearance Date”).

(d) Prior to filing with the SEC, the Buyer will make available to the Company drafts of the Proxy Statement and any other documents to be filed with the SEC that relate to the transactions completed hereby, both preliminary and final, and drafts of any amendment or supplement to the Proxy Statement or such other document and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. The Buyer will advise the Company promptly after it receives notice thereof, of (i) the time when the Proxy Statement has been filed, (ii) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Securities Exchange Act, (iii) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC, (iv) the filing of any supplement or amendment to the Proxy Statement, (v) any request by the SEC for amendment of the Proxy Statement, (vi) any comments, written or oral, from the SEC relating to the Proxy Statement and responses thereto and (vii) requests by the SEC for additional information in connection with the Proxy Statement. The Buyer shall promptly respond to any comments of the SEC on the Proxy Statement, and shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC under the Securities Exchange Act as soon after filing as practicable; provided that prior to responding to any requests or comments from the SEC, Buyer will make available to the Company drafts of any such response and provide the Company with reasonable opportunity to comment on such drafts.

(e) If at any time prior to the Closing (including prior to the Buyer Stockholder Meeting) any Party discovers or becomes aware of any information that is required to be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Party shall promptly inform the other Parties hereto and the Parties shall cooperate reasonably in connection with preparing and, to the extent required by Law, disseminating (including by promptly transmitting to the Buyer Stockholders) any such amendment or supplement to the Proxy Statement containing such information; provided that no information received by the Buyer pursuant to this Section 7.9(e) shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made hereunder by any Party, and no such information shall be deemed to change, supplement or amend the Schedules hereto.

(f) The Parties acknowledge that a substantial portion of the Proxy Statement and certain other forms, reports and other filings required to be made by the Buyer under the Securities Exchange Act in connection with the transactions contemplated by this Agreement (collectively, “Additional Buyer Filings”) shall include disclosure regarding the RSI Companies and the business of the RSI Companies and the RSI Companies’ management, operations and financial condition. Accordingly, Sellers and the Company agree to, and agree to cause the RSI Companies to, as promptly as reasonably practicable, provide the Buyer with all information concerning Sellers, the Company and the RSI Companies, and their respective business, management, operations and financial condition, in each case, that is reasonably requested by the Buyer to be included in the Proxy Statement, Additional Buyer Filings or any other Buyer SEC Filing. Sellers and the Company shall make, and shall cause RSI Companies to, make, and shall cause their Affiliates, directors, officers, managers and employees to make, available to the Buyer and its counsel, auditors and other representatives in connection with the drafting of the Proxy Statement and Additional Buyer Filings, as reasonably requested by the Buyer, and responding in a timely manner to comments thereto from the SEC. The Buyer shall make all necessary filings with respect to the transactions contemplated by this Agreement under the Securities Act, the Securities Exchange Act and applicable blue sky Laws and the rules and regulations thereunder, and the Sellers and the Company shall reasonably cooperate in connection therewith.

(g) At least five (5) days prior to Closing, the Buyer shall begin preparing a draft Current Report on Form 8-K in connection with and announcing the Closing, together with, or incorporating by reference, such information that is or may be required to be disclosed with respect to the transactions contemplated by this Agreement pursuant to Form 8-K (the “Closing Form 8-K”). Buyer shall provide the Company with a reasonable opportunity to review and comment on the Closing Form 8-K prior to its filing and shall consider such comments in good faith. Prior to the Closing, the Parties shall prepare a mutually agreeable press release announcing the consummation of the transactions contemplated by this Agreement (“Closing Press Release”). Buyer shall not file any such documents with the SEC without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Concurrently with the Closing, the Buyer shall distribute the Closing Press Release, and within four (4) Business Days thereafter, file the Closing Form 8-K with the SEC.

(h) The Company shall provide to the Buyer as promptly as reasonably practicable after the Effective Date, (i) audited consolidated balance sheets of the RSI Companies as of December 31, 2019 and December 31, 2018, and related audited consolidated statements of operations, partners’ equity and cash flows for the fiscal years ended on such dates, together with all related notes and schedules thereto, accompanied by the reports thereon of the RSI Companies’ independent auditors (which reports shall be unqualified), prepared in accordance with GAAP, applied on a consistent basis throughout the covered periods and Regulation S-X of the SEC and in each case, audited in accordance with the standards of the PCAOB (the “PCAOB Financial Statements”), (ii) unaudited consolidated financial statements of the RSI Companies including consolidated balance sheets, statements of operations, statements of partners’ equity and statements of cash flows as of and for the fiscal period ended March 30, 2020 together with all related notes and schedules thereto, prepared in accordance with GAAP applied on a consistent basis throughout the covered periods and Regulation S-X of the SEC and reviewed by the RSI Companies’ independent auditor in accordance with Statement on Auditing Standards No. 100 issued by the American Institute of Certified Public Accountants, (iii) all other audited and unaudited financial statements of the RSI Companies and any company or business units acquired by the RSI Companies, as applicable, required under the applicable rules and regulations and guidance of the SEC to be included in the Proxy Statement and/or the Closing Form 8-K (including pro forma financial information), (iv) all selected financial data of the RSI Companies required by Item 301 of Regulation S-K, as necessary for inclusion in the Proxy Statement and Closing Form 8-K and (v) management’s discussion and analysis of financial condition and results of operations prepared in accordance with Item 303 of Regulation S-K of the SEC (as if the RSI Companies were subject thereto) with respect to the periods described in clauses (i) and (ii), and (iii) above, as necessary for inclusion in the Proxy Statement and Closing Form 8-K (including pro forma financial information).

(i) Each Party covenants and agrees that the information supplied or to be supplied by such Party or its Affiliates for inclusion in the Proxy Statement, the Additional Buyer Filings, any other Buyer SEC Filing, any document submitted to any other Governmental Entity or any announcement or public statement regarding the transactions contemplated by this Agreement (including the Signing Press Release and the Closing Press Release) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading at (i) the time such information is filed, submitted or made publicly available, (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the Buyer Stockholders, (iii) the time of the Buyer Stockholder Meeting or (iv) the Closing (subject to the qualifications and limitations set forth in the materials provided by such Party or that are included in such filings and/or mailings).

(j) Buyer shall, prior to or as promptly as practicable following the Proxy Clearance Date (and in no event later than the date the Proxy Statement is required to be mailed in accordance with Section 7.9(c)), establish a record date (which date shall be mutually agreed with the Company) for, duly call and give notice of, the Buyer Stockholder Meeting. Buyer shall convene and hold a meeting of Buyer Stockholders, for the purpose of obtaining the approval of the Buyer Stockholder Voting Matters, which meeting shall be held not more than 45 days after the date on which Buyer commences the mailing of the Proxy Statement to its stockholders. Buyer shall use its reasonable best efforts to take all actions necessary to obtain the approval of the Buyer Stockholder Voting Matters at the Buyer Stockholder Meeting, including as such Buyer Stockholder Meeting may be adjourned or postponed in accordance with this Agreement, including by soliciting proxies as promptly as practicable in accordance with applicable Law for the purpose of seeking the approval of the Buyer Stockholder Voting Matters. Buyer shall include the Buyer Board Recommendation in the Proxy Statement. The Buyer Board shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Buyer Board Recommendation. Buyer agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Buyer Stockholder Meeting for the purpose of seeking approval of the Buyer Stockholder Voting Matters shall not be affected by any intervening event or circumstance, and Buyer agrees to establish a record date for, duly call, give notice of, convene and hold the Buyer Stockholder Meeting and submit for the approval of the Buyer Stockholders the Buyer Stockholder Voting Matters, in each case as contemplated by this Section 7.9(j), regardless of whether or not there shall have occurred any intervening event or circumstance. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall be entitled to (and in the case of the following clauses (ii) and (iv), at the request of the Company, shall) postpone or adjourn the Buyer Stockholder Meeting for a period of no longer than 15 Business Days: (i) to ensure that any supplement or amendment to the Proxy Statement that the Buyer Board has determined in good faith is required by applicable Law is disclosed to Buyer’s stockholders and for such supplement or amendment to be promptly disseminated to Buyer’s stockholders prior to the Buyer Stockholder Meeting; (ii) if, as of the time for which the Buyer Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of outstanding capital stock of the Buyer represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Buyer Stockholder Meeting; (iii) to seek withdrawals of redemption requests from Buyer Stockholders; or (iv) in order to solicit additional proxies from stockholders for purposes of obtaining approval of the Buyer Stockholder Voting Matters; provided, that, in the event of any such postponement or adjournment, the Buyer Stockholder Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved.

Section 7.10 Expenses. Except as otherwise provided in this Agreement (including, without limitation, Section 2.1), each Party shall be solely liable for and pay all of its own costs and expenses (including attorneys’, accountants’ and investment bankers’ fees and other out-of-

pocket expenses) incurred by such Party or its Affiliates in connection with the negotiation and execution of this Agreement and the Ancillary Agreements, the performance of such Party’s obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

Section 7.11 Releases.

(a) Subject to the other provisions in this Section 7.11, effective upon the Closing, each Seller, on behalf of itself and its current and former Subsidiaries, Affiliates (other than, in respect of such Seller, the other Sellers) and their respective successors and assigns (collectively, the “Seller Releasing Parties”), hereby releases and discharges the Buyer, Sponsor, each RSI Company and their respective Affiliates and each of their respective current and former managers, directors, officers, employees, members, stockholders, partners, benefit plan fiduciaries and administrators and their respective successors and assigns (the “Seller Released Parties”) from and against any and all Liabilities, and causes of actions of such Seller, of any kind or nature whatsoever arising out of such Seller’s ownership of any RSI Company (whether directly or indirectly) as to facts, conditions, transactions, events or circumstances prior to the Closing (the “Seller Released Matters”), and each Seller shall not, and shall cause the other Seller Releasing Parties not to, seek to recover any amounts in connection with such Seller Released Matters from any Seller Released Party; provided, however, that nothing contained in this Section 7.11(a) shall waive, release or discharge any Seller Released Party from any Liability such Person may have to any Seller Releasing Party with respect to indemnification under the Governing Documents of the RSI Companies or any Liability such Person may have to any Seller Releasing Party pursuant to any contract, advance or balance set forth on Section 3.24(a) of the Company and Sellers’ Disclosure Letter that is not cancelled in connection with the transactions contemplated by this Agreement.

(b) Subject to the other provisions in this Section 7.11, effective upon the Closing, Buyer, on behalf of itself and the RSI Companies, Buyer’s controlled Affiliates and their respective successors and assigns (collectively, the “Buyer Releasing Parties”), hereby releases and discharges each Seller and its Affiliates and each of their respective current and former managers, directors, officers, employees, members, stockholders, partners, benefit plan fiduciaries and administrators and their respective successors and assigns (the “Buyer Released Parties”) from and against any and all Liabilities, and causes of actions of any RSI Company, of any kind or nature whatsoever arising out of such Seller’s ownership of any RSI Company (whether directly or indirectly), as to facts, conditions, transactions, events or circumstances prior to the Closing (including any and all Liabilities of the Sellers’ Representative in its capacity as the general partner of the Company prior to the Closing, whether arising or asserted prior to or following the Closing) (the “Buyer Released Matters”), and Buyer shall not, and shall cause the other Buyer Releasing Parties not to, seek to recover any amounts in connection with such Buyer Released Matters from any Buyer Released Party; provided, however, that nothing contained in this Section 7.11(b) shall waive, release or discharge any Buyer Released Party from any Liability such Person may have to any Buyer Releasing Party with respect to indemnification under the Governing Documents of the Buyer or pursuant to any contract, advance or balance set forth on Section 5.2 of the Buyer’s Disclosure Letter.

(c) Each Party acknowledges that it is aware of the California Civil Code Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Being aware of this section, each Party hereby waives and relinquishes all rights and benefits which it may have under this section as well as any other statutes or common law principles of similar effect.

(d) It is the intention of each Seller in executing the release contained in Section 7.11(a) and in giving and receiving the consideration called for in this Agreement, that this release shall be effective as a full and final accord and satisfaction and general release of and from all Seller Released Matters. Each Seller hereby severally and not jointly represents to the Buyer that such Seller has not voluntarily or involuntarily assigned or transferred or purported to assign or transfer to any Person any Seller Released Matters and that, to the Knowledge of such Seller, no Person other than Sellers has any interest in any Seller Released Matters by applicable Law or contract by virtue of any action or inaction by Sellers in a manner that would derogate from or otherwise prejudice the foregoing waiver.

(e) It is the intention of Buyer in executing the release contained in Section 7.11(b) and in giving and receiving the consideration called for in this Agreement, that this release shall be effective as a full and final accord and satisfaction and general release of and from all Buyer Released Matters. Buyer represents to Sellers that Buyer has not voluntarily or involuntarily assigned or transferred or purported to assign or transfer to any Person any Buyer Released Matters and that, to the Knowledge of the Buyer, no Person other than Buyer has any interest in any Buyer Released Matters by applicable Law or contract by virtue of any action or inaction by Buyer in a manner that would derogate from or otherwise prejudice the foregoing waiver.

(f) Notwithstanding anything to the contrary in this Section 7.11, nothing in this Section 7.11 shall waive, release, discharge, limit, modify, restrict, operate as a waiver with respect to or otherwise affect, any Liabilities or rights any Party may have (i) under this Agreement, any Ancillary Agreement or the transactions contemplated hereby and thereby, (ii) under the Confidentiality Agreement, (iii) arising out of actions or omissions occurring after the Closing or (iv) arising out of, or resulting from, Fraud of the released Person. The invalidity or unenforceability of any part of this Section 7.11 shall not affect the validity or enforceability of the remainder of this Section 7.11, which shall remain in full force and effect.

(g) The Parties acknowledge and agree that from and after the Closing, the GP Company will serve as the general partner of the Company until removed or replaced in accordance with the Governing Documents of the Company. In furtherance of the foregoing, GP Company shall, in a writing in form and substance reasonably satisfactory to the Company and the Sellers’ Representative, from and after the Closing, assume, pay or discharge all Liabilities of the Sellers’ Representative in its capacity as the general partner of the Company prior to the Closing, whether arising or asserted prior to or following the Closing.

Section 7.12 Directors and Officers.

(a) Beginning on the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date, the Buyer (i) shall cause each RSI Company to maintain in effect all rights to indemnification, advancement of expenses, exculpation and other limitations on Liability to the extent provided in the Governing Documents of such RSI Company in effect as of the Effective Date (“D&O Provisions”) in favor of any current or former director, officer, or manager, or, to the extent authorized under the applicable D&O Provisions, any employee, agent or representative of any RSI Company (collectively, with such Person’s heirs, executors or administrators, the “RSI Indemnified Persons”), and (ii) shall not, and shall not permit any RSI Company to, amend, repeal or modify in a manner adverse to the beneficiary thereof any provision in the D&O Provisions as it relates to any RSI Indemnified Person, in each case relating to a state of facts existing prior to Closing, without the written consent of such affected RSI Indemnified Person (it being agreed that each RSI Indemnified Person shall be a third party beneficiary of this Section 7.12). After the Closing, in the event that any RSI Company or its successors (i) consolidates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then in each such case, Buyer shall cause proper provision to be made so that the successors of the RSI Company shall succeed to and be bound by the obligations set forth in this Section 7.12.

(b) Tail Policy.

(i) For a period of six (6) years from and after the Closing Date, the Buyer shall purchase and maintain in effect policies of directors’ and officers’ liability insurance covering those Persons who are currently covered by such policies of the RSI Companies and the Buyer with respect to claims arising from facts or events that occurred on or before the Closing and with no less favorable coverage and amounts as, and contain terms and conditions no less advantageous than, in the aggregate, the coverage currently provided by such current policy.

(ii) At or prior to the Closing Date, the Buyer shall purchase and maintain in effect for a period of six (6) years thereafter, “run-off” coverage as provided by any RSI Company’s and the Buyer’s fiduciary and employee benefit policies, in each case, covering those Persons who are covered on the Effective Date by such policies and with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under any RSI Company’s or the Buyer’s existing policies (the policies contemplated by the foregoing clauses (i) and (ii), collectively, the “Tail Policy”); provided that in no event shall the Buyer be required to expend on the premium thereof in excess of three hundred percent (300%) of the aggregate annual premiums currently payable by the Company and the Buyer with respect to such current policies (the “Premium Cap”); provided, further, that if such minimum coverage under any such Tail Policy is or becomes not available at the Premium Cap, then any such Tail Policy shall contain the maximum coverage available at the Premium Cap. No claims made under or in respect of such Tail Policy related to any fiduciary or employee of any RSI Company shall be settled without the prior written consent of Sellers.

Section 7.13 Employee Matters. Between the Effective Date and the Closing Date, the Parties will cooperate and take such actions as necessary to continue the participation of or to establish participation of the RSI Companies in appropriate benefit plans effective as of the Closing Date. Nothing contained in this Section 7.13 (whether express or implied) shall confer any rights, remedies or benefits whatsoever (including any third-party beneficiary rights) on any Person other than the Parties to this Agreement.

Section 7.14 Chief Financial Officer. Solely to the extent that the Company has not, on or prior to the Closing, identified a candidate to act as permanent Chief Financial Offer of the Company following the Closing, from and after the Closing, the Sellers’ Representative and the Buyer shall use commercially reasonable efforts to mutually select a candidate to act as interim Chief Financial Officer of the Company on terms mutually agreeable to the Sellers’ Representative and the Buyer, which interim Chief Financial Officer shall serve in such capacity until a permanent Chief Financial Officer is identified.

Section 7.15 Equity Financing; Cooperation.

(a) During the Pre-Closing Period and for a period expiring at the close of business on the Post-Closing Financing End Date, the Buyer may effectuate the sale of Buyer Class A Common Stock pursuant to one or more Subscription Agreements (in form and substance reasonably acceptable to the Buyer, the Company and the Sellers’ Representative) with Equity Financing Sources that would constitute a Permitted Equity Financing; provided that, without the prior written consent of the Sellers’ Representative, (i) no such Subscription Agreement shall provide for a purchase price of Buyer Class A Common Stock at a price per share of less than the Minimum Stock Sale Price and (ii) all the Subscription Agreements (including those entered into on or prior to the Effective Date) shall not in the aggregate provide for payment for Buyer Class A Common Stock such that, following such payment to the Buyer, the Aggregate Available Cash exceeds two hundred forty-five million dollars ($245,000,000); provided, further, that to the extent the Buyer has received subscriptions (including pursuant to Subscription Agreements entered into on or prior to the Effective Date) from Equity Financing Sources in the Permitted Equity Financing in an aggregate amount that exceeds one hundred sixty million dollars ($160,430,020), the Company and the Buyer shall consult in good faith and mutually agree (after giving effect to the Subscription Agreements that have been executed and delivered on or prior to the Effective Date, which the Parties have mutually agreed to) on which Equity Financing Source(s) shall be permitted to participate in the Permitted Equity Financing (including, without limitation, the amount of each such Equity Financing Source’s subscription, which amounts, in the aggregate, shall not be less than one hundred sixty million dollars ($160,430,020) unless otherwise mutually agreed by the Company and the Buyer).

(b) From and after the Effective Date until the earlier of the close of business on the Post-Closing Financing End Date and the termination of this Agreement pursuant to Section 10.1, Sellers and each RSI Company agree, and shall cause the appropriate officers and employees thereof, to use commercially reasonable efforts to cooperate in connection with (x) the arrangement of any Permitted Equity Financing, and (y) the marketing of the transactions contemplated by this Agreement and the Ancillary Agreements in the public markets and with existing equityholders of the Buyer (including in the case of clauses (x) with respect to the satisfaction of the relevant conditions precedent), in each case as may be reasonably requested by the Buyer, including by (i) upon reasonable prior notice, participating in meetings, calls, drafting sessions, presentations, and due diligence sessions (including accounting due diligence sessions) and sessions with prospective investors at mutually agreeable times and locations and upon reasonable advance notice (including the participation in any relevant “roadshow”), (ii) assisting with the preparation of customary materials, (iii) providing the financial statements and such other financial information regarding the RSI Companies readily available to the Sellers or the Company as is reasonably requested in connection therewith, subject to confidentiality obligations reasonably acceptable to Sellers and the Company, (iv) taking all corporate actions that are necessary or customary to obtain Permitted Equity Financing and market the transactions contemplated by this Agreement, and (v) otherwise reasonably cooperating in the Buyer’s efforts to obtain Permitted Equity Financing and market the transactions contemplated by this Agreement; provided, that (A) all fees and expenses incurred by the Parties in connection with any Permitted Equity Financing shall be allocated to the Sellers and/or the Buyer as set forth in the definition of “Transaction Expenses”, (B) nothing in this Section 7.15 shall require such cooperation to the extent it could unreasonably interfere with the business of any RSI Company, or conflict with or violate any applicable Law or Contract, or require any Seller or RSI Company to breach, waive or amend any terms of this Agreement, and (C) none of the Company, the Seller Representative nor any Seller shall have the obligation to provide or otherwise make available to any Person pursuant to this Section 7.15 any information pertaining to the Company or its Subsidiaries, other than information disclosed in either the Proxy Statement or the investor presentation previously provided to such Person.

(c) From and after the Effective Date until the earlier of the close of business on the Post-Closing Financing End Date and the termination of this Agreement pursuant to Section 10.1, Buyer shall use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements entered into (x) on or prior to the Effective Date or (y) following the Effective Date but on or prior to the Closing Date, in each case, on the terms and conditions described therein, including maintaining in effect such Subscription Agreements and shall use its commercially reasonable efforts to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to Buyer in such Subscription Agreements and otherwise comply with its obligations thereunder (and with respect to any shelf registration statement to be filed in a manner intended to allow for the inclusion of Buyer Class A Common Stock issuable upon the conversion of Company Common Units to be included thereon in accordance with the Investor Rights Agreement and not to interfere with the Proxy Statement) and (ii) in the event that all conditions in such Subscription Agreements (other than conditions that Buyer or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate transactions contemplated by such Subscription Agreements at or prior to Closing. Without limiting the generality of the foregoing, Buyer shall give the Company, prompt written notice: (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Subscription Agreement known to Buyer; (B) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any provisions of any Subscription Agreement and (C) if Buyer does not expect to receive all or any portion of the PIPE Investment Amount on the terms, in the manner or from the Equity Financing Sources contemplated by the Subscription Agreements. Buyer shall deliver all notices it is required to deliver under the Subscription Agreements on a timely basis in order to cause the Equity Financing Sources to consummate the transactions contemplated by the Subscription Agreements concurrently with the Closing.

Section 7.16 [Reserved].

Section 7.17 Stock Transactions. During the Pre-Closing Period, except as otherwise contemplated by this Agreement, none of the Sellers nor the Company nor any of its Affiliates, directly or indirectly, shall engage in any transactions involving the securities of the Buyer without the prior written consent of the Buyer.

Section 7.18 [Reserved.].

Section 7.19 Buyer A&R Certificate of Incorporation and Buyer A&R Bylaws. Subject to receipt of the Required Vote, immediately prior to the Closing, the Buyer shall (a) file the Buyer A&R Certificate of Incorporation substantially in the form attached hereto as Exhibit A, in accordance with the provisions hereof and the DGCL and (b) adopt the Buyer A&R Bylaws substantially in the form attached hereto as Exhibit B as its bylaws until thereafter amended in accordance with the provisions thereof, the Buyer A&R Certificate of Incorporation and the DGCL.

Section 7.20 Name Change. In connection with the Closing, the Buyer will complete the Name Change.

Section 7.21 Exclusivity.

(a) From the Effective Date, until the earlier of the Closing or the termination of this Agreement in accordance with Section 10.1, none of the Sellers nor the Company shall, directly or indirectly, (i) solicit, initiate or take any action to facilitate or encourage any inquiries or the making, submission or announcement of, any proposal or offer from any Person or group of Persons other than the Buyer and the Sponsor (and their respective representatives, acting in their capacity as such) (a “Competing Buyer”) that may constitute, or could reasonably be expected to lead to, a Competing Transaction; (ii) enter into, participate in, continue or otherwise engage in, any discussions or negotiations with any Competing Buyer regarding a Competing Transaction; (iii) furnish (including through any virtual data room) any information relating to any RSI Company or any of its assets or businesses, or afford access to the assets, business, properties, books or records of any RSI Company to a Competing Buyer, in all cases for the purpose of assisting with or facilitating, or that could otherwise reasonably be expected to lead to, a Competing Transaction; (iv) approve, endorse or recommend any Competing Transaction; or (v) enter into a Competing Transaction or any agreement, arrangement or understanding (including any letter of intent or term sheet) relating to a Competing Transaction or publicly announce an intention to do so; provided that none of the foregoing restrictions shall prohibit any RSI Company from taking the actions permitted by the exceptions set forth in Section 6.1(a)(xi) of this Agreement or the related sections of the Company and Sellers’ Disclosure Letter, and any such action shall not be deemed a violation of this Section 7.21(a).

(b) From the Effective Date, until the earlier of the Closing or the termination of this Agreement in accordance with Section 10.1, the Sponsor and the Buyer shall not directly or indirectly, (i) solicit, initiate or take any action to facilitate or encourage any inquiries or the making, submission or announcement of, any proposal or offer from any Person or group of Persons other than the Company and the Sellers (and their respective representatives, acting in their capacity as such) (an “Alternative Target”) that may constitute or could reasonably be expected to lead to, a Buyer Competing Transaction, (ii) enter into, participate in, continue or otherwise engage in, any discussions or negotiations with any Alternative Target regarding a Buyer Competing Transaction; (iii) furnish (including through any virtual data room) any non-public information relating to Buyer or any of its assets or businesses, or afford access to the assets, business, properties, books or records of Buyer to an Alternative Target, in all cases for the purpose of assisting with or facilitating, or that could otherwise reasonably be expected to lead to, a Buyer Competing Transaction; (iv) approve, endorse or recommend any Buyer Competing Transaction; or (v) enter into a Buyer Competing Transaction or any agreement, arrangement or understanding (including any letter of intent or term sheet) relating to a Buyer Competing Transaction or publicly announce an intention to do so.

Section 7.22 GP Company LLCA. No later than the third (3rd) Business Day following the Effective Date, (a) the Buyer shall form the GP Company as a Delaware limited liability company and wholly-owned subsidiary of the Buyer and (b) the Buyer shall cause the GP Company and the Buyer to enter into, and deliver an executed copy to the Sellers’ Representative of, the GP Company LLCA. From and after the date of the GP Company LLCA until the earlier of the termination of this Agreement in accordance with its terms or the Closing, Buyer shall not, without the prior written consent of the Company, cause or permit (i) the GP Company LLCA to be amended, restated or amended and restated, whether by merger or otherwise, or (ii) the removal, replacement or appointment of any Manager or Officer (as such terms are defined in the GP Company LLCA) of the GP Company other than as expressly permitted by the terms of the GP Company LLCA.

Section 7.23 Additional Special Limited Partner. As promptly as practicable after the date hereof (and in any event prior to the date that the Proxy Statement is first filed with the SEC),

the Buyer shall form a direct, wholly-owned Subsidiary of the Buyer that, at all times through the Closing and until such time as all payments under the Tax Receivables Agreement have been made in full, (A) is organized under the laws of the State of Delaware, (B) is classified as a corporation for U.S. federal (and applicable state and local) income tax purposes and (C) files a consolidated U.S. federal (and applicable state and local) income tax return with the Buyer (such Subsidiary, the “Additional Special Limited Partner”). The parties agree that, without limitation or duplication of the rights, restrictions or obligations of Buyer under this Agreement or any Ancillary Agreement with respect to Company Units, any purchase of Company Units (whether from the Company or the Sellers) pursuant to Section 2.1 and Section 2.2 shall be accomplished by Buyer contributing the funds for such purchase (including the Buyer Class V Voting Stock) to the Additional Special Limited Partner and the Additional Special Limited Partner acquiring the Company Units from the Company or the Sellers, as applicable, and all rights, restrictions and obligations with respect to the Company Units so acquired by the Additional Special Limited Partner. The parties shall cooperate to amend the A&R LPA prior to execution and delivery thereof at Closing to provide that if the Exchange or Direct Exchange is to be effected through the Additional Special Limited Partner, then (x) the Buyer shall contribute to the Additional Special Limited Partner any Stock Exchange Payment or Cash Exchange Payment, as applicable, with respect to such Exchange and (y) Section 14.1(b)(ii) and Section 14.1(b)(iii) of the A&R LPA, as applicable, shall then be applied substituting the term “Additional Special Limited Partner” for “Special Limited Partner” (and the remainder of Section 14.1 shall apply mutadis mutandis). The Company and the Buyer shall work in good faith to amend the A&R LPA to address the matters contemplated by this Section 7.23, to provide that the Additional Special Limited Partner shall have, without duplication, rights and obligations akin to the Special Limited Partner (except as provided in this Section 7.23 and as the context requires) and shall cause the Additional Special Limited Partner to execute and deliver a counterpart to the A&R LPA with respect to the matters contemplated hereby. The parties shall cooperate to amend, as the Buyer and the Company reasonably determine, prior to execution and delivery thereof at Closing this Agreement, the Tax Receivables Agreement and any other Ancillary Agreement to reflect the transactions contemplated hereby and that the Additional Special Limited Partner will be the holder of the Company Units from and after the Closing. Notwithstanding anything herein to the contrary, (x) whenever there is a reference herein to this Agreement, the A&R LPA, the Tax Receivables Agreement or any other Ancillary Agreement, it shall be deemed a reference to such agreement as amended or modified to reflect the matters set forth in this Section 7.23 and (y) whenever there is a requirement for delivery of any agreement referred to in clause (x) by Buyer, to the extent reasonably determined by the Buyer and the Company, Buyer shall cause the Additional Special Limited Partner to execute and deliver such agreement at or prior to the Closing.

ARTICLE VIII

ADDITIONAL AGREEMENTS

Section 8.1 Access to Books and Records. From and after the Closing, the Buyer and its Affiliates shall make or cause to be made available to the Sponsor and the Sellers (including the right to copy at the Sponsor’s or the Sellers’ sole expense, as applicable) all books, records and documents relating to periods prior to the Closing Date of any RSI Company (and the assistance of employees responsible for such books, records and documents) during regular business hours and upon reasonable prior written request as may be reasonably necessary for (a) investigating, settling, preparing for the defense or prosecution of, defending or prosecuting any Proceeding

(other than an actual or potential Proceeding (i) brought or threatened to be brought by the Sponsor, the Sellers or their respective Affiliates arising under this Agreement or (ii) brought or threatened to be brought by the Buyer or their Affiliates against the Sponsor, the Sellers or their respective Affiliate relating to or arising under this Agreement), (b) preparing reports to Governmental Entities or (c) such other purposes (that do not involve an actual or potential Proceeding brought by the Sponsor, the Sellers or their respective Affiliates against the Buyer or by the Buyer or its Affiliates against the Sponsor or the Sellers arising under this Agreement) for which access to such documents is reasonably necessary. The Buyer shall (at the Company’s sole expense) cause each RSI Company to maintain and preserve all such books, records and other documents in the possession of the RSI Companies as of the Closing Date for the greater of (i) six (6) years after the Closing Date and (ii) any applicable statutory or regulatory retention period, as the same may be extended, and in each case, shall offer to transfer such records to Sellers, at the end of such period. Notwithstanding anything in this Agreement to the contrary, the Buyer shall not be required to provide any access or information to the Sponsor, the Sellers, their respective Affiliates or any of their respective representatives which constitutes information protected by attorney-client privilege or which would violate any obligation owed to a third party under Contract or Law. This Section 8.1 shall not apply to Taxes or Tax matters, which are the subject of Section 9.1.

Section 8.2 Transferred Names.

(a) Prior to the Closing, Sellers will, and will cause their Affiliates to, irrevocably transfer and assign to the Company all of their rights, title, and interest, worldwide, in and to trademarks and domain names that include the term “RUSH,” together with all goodwill and common law rights with respect thereto (the “Transferred Names”) pursuant to an assignment agreement (the “Transferred Names Assignment Agreement”).

(b) Simultaneously with such assignment, the Company and Rush Street Gaming, LLC will execute a written agreement (the “Trademark License Agreement”) pursuant to which the Company grants to Rush Street Gaming, LLC and its Affiliates (including Persons that become Affiliates of Rush Street Gaming, LLC after the Closing) an exclusive (in the field of use of the businesses of Rush Street Gaming, LLC and its Affiliates, exclusive of the current business of Company and its Subsidiaries), worldwide, perpetual, irrevocable, transferable, sublicensable, royalty free right and license to use, reproduce, advertise, market, display, affix, and otherwise exploit Transferred Names, including using the Transferred Namesas part of the entity names of Rush Street Gaming, LLC and any current or future Affiliate of Rush Street Gaming, LLC, and in connection with domain names, associated websites, and social media accounts, in the field of use of the businesses of Rush Street Gaming, LLC and its Affiliates (exclusive of the current business of Company and its Subsidiaries).

ARTICLE IX

TAX MATTERS

Section 9.1 Certain Tax Matters.

(a) Tax Returns.

(i) The Sellers’ Representative shall prepare and file, or cause to be prepared and filed, at the cost and expense of the RSI Companies, (A) all Tax Returns of each RSI Company that are due on or prior to the Closing Date (taking into account applicable extensions) and (B) all Income Tax Returns of each RSI Flow-Thru Company for any taxable period ending on or prior to the Closing Date and for any Straddle Period, in each case, that are due after the Closing Date (collectively, the “Sellers Prepared Returns”). Each Sellers Prepared Return filed after the Closing Date shall be prepared in a manner consistent with the RSI Companies’ past practices except as otherwise required by applicable Law. Each Sellers Prepared Return filed after the Closing Date (taking into account applicable extensions) shall be submitted to the Buyer no later than thirty (30) days prior to the due date for filing such Tax Return (taking into account applicable extensions) for review. The Sellers’ Representative shall consider in good faith all reasonable comments received from the Buyer no later than ten (10) days prior to the due date for filing any such Tax Return (taking into account applicable extensions) and shall not file such Tax Return without the consent of the Buyer, such consent not to be unreasonably withheld, conditioned, or delayed. Except as otherwise required by law or would not reasonably be expected to have a material adverse effect on the Buyer, no filed Sellers Prepared Return may be amended after the Closing without the prior written consent of the Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. The Buyer shall prepare and file, or cause to be prepared and filed, at the cost and expense of the RSI Companies, all Tax Returns of each RSI Company (other than Sellers Prepared Returns) for any Pre-Closing Tax Period or Straddle Period that are due after the Closing Date (taking into account applicable extensions) (the “Buyer Prepared Returns”). Each Buyer Prepared Return shall be prepared in a manner consistent with the RSI Companies’ past practices except as otherwise required by applicable Law. Each Buyer Prepared Return shall be submitted to the Sellers’ Representative no later than thirty (30) days prior to the due date for filing such Tax Return (taking into account applicable extensions) for review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, each Income Tax Return described in this Section 9.1(a) for a taxable period that includes the Closing Date (x) for which the “interim closing method” under Section 706 of the Code (or any similar provision of state, local or non-U.S. Law) is available shall be prepared in accordance with such method, (y) for which an election under Section 754 of the Code (or any similar provision of state, local or non-U.S. Law) may be made shall make such election and (z) shall be prepared in a manner such that any and all deductions, losses, or credits of any of the RSI Companies resulting from, attributable to or accelerated by the payment of the Transaction Expenses in connection with the transactions contemplated by this Agreement are reported by the RSI Companies and allocated to the taxable period beginning after the Closing Date (or the portion of any Straddle Period ending on the Closing Date) to the maximum extent permitted by applicable Law (and the parties agree that 70% of any success-based fees shall be deductible for U.S. federal or state income tax purposes pursuant to Revenue Procedure 2011-29, 2011-18 IRB to the extent permitted by applicable Law). For the avoidance of doubt, all Tax

Returns of each RSI Company (other than Sellers Prepared Returns and Buyer Prepared Returns) that are filed after the Closing Date shall be prepared and filed in accordance with the terms of the Company A&R LPA.

(ii) After the Closing, without the prior written consent of the Sellers’ Representative (which consent shall not be unreasonably withheld, conditioned or delayed), Buyer shall not (and shall neither cause nor permit any RSI Company to) take any of the following actions: (w) file (except for Sellers Prepared Returns and Buyer Prepared Returns as permitted under Section 9.1(a)(i)), amend, re-file or otherwise modify any Tax Return relating in whole or part to any RSI Company with respect to any Pre-Closing Tax Period or Straddle Period, (x) enter into an agreement to extend the statute of limitations with respect to Tax Returns relating in whole or part to any RSI Company with respect to any Pre-Closing Tax Period or Straddle Period, (y) make any Tax election or take any position on any Tax Return with respect to any RSI Company that would have retroactive effect to a Pre-Closing Tax Period or Straddle Period, or (z) initiate discussion, voluntary disclosure or examination with any Taxing Authority regarding Taxes or Tax Returns with respect to any RSI Company for any Pre-Closing Tax Period or Straddle Period (except that the Buyer and the RSI Companies shall be permitted to continue to comply with any voluntary disclosure program that was initiated prior to the Closing Date).

(iii) Notwithstanding the deadlines set forth in Sections 9.1(a)(i) and Section 9.1(a)(ii) with respect to any Tax Return described therein, the Sellers’ Representative and Buyer shall reasonably cooperate to set later deadlines if it is reasonably necessary in order to allow sufficient time for preparation and review of such Tax Return prior to the due date of such Tax Return (including applicable extensions).

(b) For purposes of determining whether the following Taxes are attributable to a Pre-Closing Tax Period:

(i) in the case of property Taxes and other similar Taxes imposed for a Straddle Period, the amounts that are allocable to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the portion of the taxable period ending on and including the Closing Date and the denominator of which is the number of days in the entire Straddle Period;

(ii) in the case of all other Taxes for a Straddle Period (including Taxes based on or measured by income, receipts, payments, or payroll (to the extent not covered by clauses (i)-(ii) above)), the amount allocable to the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the end of the day on the Closing Date using a “closing of the books” methodology (including deductions under Section 168(k) of the Code); provided that for purposes of this clause (ii), any item determined on an annual or periodic basis (including amortization and depreciation deductions and the effects of graduated rates but not including deductions under Section 168(k) of the Code) shall be allocated to the portion of the Straddle Period ending on the Closing Date based on the mechanics set forth in clause (i) for periodic Taxes; and

(iii) in the case of Taxes in the form of interest, penalties or additions, all such Taxes shall be treated as attributable to a Pre-Closing Tax Period to the extent relating to a Tax for a Pre-Closing Tax Period (determined in accordance with clauses (i) and (ii) above) whether such items are incurred, accrued, assessed or similarly charged on, before or after the Closing Date.

(c) Each Party shall reasonably cooperate (and cause its Affiliates to reasonably cooperate), as and to the extent reasonably requested by each other Party, in connection with the preparation and filing of Tax Returns required to be filed by the Sellers and Tax Returns pursuant to Section 9.1(a), including Buyer signing Sellers Prepared Returns that have been prepared in accordance with Section 9.1(a)(i) on behalf of an RSI Company, the preparation of the Allocation, and any Tax Proceeding with respect to Taxes or Tax Returns of any RSI Company. Such cooperation shall include the provision of records and information which are reasonably relevant to any such Tax Return, Tax Proceeding or other Tax related matter and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Following the Closing, the Buyer, the Sellers (to the extent the Sellers have any such books and records in their possession) and the Company shall (and the Company shall cause the RSI Companies to) retain all books and records with respect to Tax matters pertinent to the RSI Companies relating to any taxable period beginning before the Closing Date until the seven (7) year anniversary of the Closing Date, and to abide by all record retention agreements entered into with any Taxing Authority. Sellers shall (and shall cause their respective Affiliates (other than the RSI Companies after the Closing) to) provide any information reasonably requested to allow the Buyer or any RSI Company to comply with any information reporting or withholding requirements contained in the Code or other applicable Laws or to compute the amount of payroll or other employment Taxes due with respect to any payment made in connection with this Agreement.

(d)

(i) Each Party shall promptly notify the other Parties in writing upon receipt by the applicable Party or its Affiliates of notice of any Tax Proceeding with respect to Taxes or Tax Returns of any RSI Company relating to any Pre-Closing Tax Period or Straddle Period. Such notification shall specify in reasonable detail the basis for such Tax Proceeding and shall include a copy of the relevant portion of any correspondence received from the Taxing Authority.

(ii) The Sellers’ Representative shall have the right to control, at the cost and expense of the RSI Companies, any Tax Proceeding in respect of any RSI Flow-Thru Company with respect to any Income Tax matters for any Pre-Closing Tax Period or Straddle Period; provided, however, that (A) the Buyer shall have the right, at the cost and expense of the RSI Companies, to participate in any such Tax Proceeding, (B) the Sellers’ Representative shall provide the Buyer with a timely and reasonably detailed account of each stage of such Tax Proceeding, (C) the Sellers’ Representative shall not settle, compromise or abandon any such Tax Proceeding without obtaining the prior written consent of the Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, but only if such settlement, compromise, or abandonment would reasonably be expected to materially and adversely affect the Tax liability of the Buyer and (D) the Sellers’ Representative shall defend such Tax Proceeding diligently and in good faith and consult with the Buyer in good faith concerning the appropriate strategy for contesting such Tax Proceeding; provided, further, that the Buyer, at the cost and expense of the RSI Companies, may control and contest any such Tax Proceeding for which the Sellers’ Representative would otherwise have the right to control under this Section 9.1(d)(ii) if the Sellers’ Representative elects in writing not to conduct such Tax Proceeding; provided, further, however, that if the Buyer exercises its right to control any such Tax Proceeding under the preceding clause, the Sellers’ Representative shall have the right, at the cost and expense of the RSI Companies, to participate in any such Tax Proceeding and the Buyer shall (x) provide the Sellers’ Representative with a timely and reasonably detailed account of each stage of such Tax Proceeding, (y) not settle, compromise or abandon any such Tax Proceeding without obtaining the prior written consent of the Sellers’ Representative, which consent shall not be unreasonably withheld, conditioned or delayed, and (z) consult with the Sellers’ Representative in good faith concerning the appropriate strategy for contesting such Tax Proceeding.

(e) The Company shall prepare and file or shall cause the applicable RSI Company to prepare and file in a timely manner, all necessary Tax Returns and other documentation with respect to all Transfer Taxes, and, if required by applicable Law, the Sellers, the Company and the Buyer will, and will cause their respective Affiliates to, reasonably cooperate and join in the execution of any such Tax Returns and other documentation. The Parties shall reasonably cooperate to establish any available exemption from (or reduction in) any Transfer Tax. The Company shall provide the other Parties with evidence reasonably satisfactory to such other Party or Parties that such Transfer Taxes have been paid, or if the relevant transactions are exempt from Transfer Taxes, evidence of the filing of an appropriate certificate or other evidence of exemption.

(f) The Parties acknowledge and agree that for U.S. federal (and, as applicable, state and local) income Tax purposes, they intend that (i) the transaction contemplated by Section 2.1(a)(i)(A) be treated as a contribution of the Contribution Amount and an amount equal to the Transaction Expenses by the Buyer to the Company governed by Section 721 of the Code, (ii) the transaction contemplated by Section 2.1(a)(i)(B) be treated as sale as of the Closing Date of the Purchased Closing Company Units by Sellers to the Buyer in exchange for the Purchased Company Unit Closing Cash Consideration and certain rights provided under the Tax Receivable Agreement, which sale is a taxable transaction under Section 741 of the Code and gives rise to an adjustment to the Buyer’s tax basis in the direct and indirect assets of the Company pursuant to Section 743(b) of the Code, and (iii) the transaction contemplated by Section 2.1(b)(ii) and Section 2.1(b)(iii) be treated as a sale of the Redeemed Post-Closing Company Units by the Sellers to the Buyer in exchange for the amount of cash distributed pursuant to Section 2.1(b)(iii) and certain rights provided under the Tax Receivable Agreement, which sale is a taxable transaction under Section 741 of the Code and gives rise to an adjustment to the Buyer’s tax basis in the direct and indirect assets of the Company pursuant to Section 743(b) of the Code (the “Post-Closing Sale”) (collectively, the “Intended Tax Treatment”).

(g) Within one hundred eighty (180) days following the final determination of the Final Sponsor Transaction Expenses and the Final Company Transaction Expenses, the Buyer will prepare, and deliver (or cause to be prepared and delivered) to Sellers’ Representative, (i) an allocation statement allocating the Purchased Company Unit Closing Cash Consideration and the amount of cash distributed pursuant to Section 2.1(b)(iii), and any other amounts treated as consideration for U.S. federal income Tax purposes with respect to the Sale and the Post-Closing Sale among the assets of the RSI Companies that are classified as entities that are disregarded as separate from the Company for U.S. federal income Tax purposes (the “Allocation”) and (ii) a balance sheet, as of the Closing Date, that sets out the Tax basis of the assets then owned by the RSI Companies that are classified as entities that are disregarded as separate from the Company for U.S. federal income Tax purposes on the Closing Date and the amount of the liabilities of the Company and such Company Subsidiaries on the Closing Date (the “Tax Basis Balance Sheet”). The Allocation shall contain sufficient detail to permit the Parties to make the computations and adjustments required under Sections 734(b), 743(b), 751 and 755 of the Code and the Treasury Regulations thereunder. Within thirty (30) days after the receipt of the Tax Basis Balance Sheet and Allocation, the Sellers’ Representative will propose any changes or will indicate its concurrence therewith. If the Buyer and Sellers’ Representative do not agree with the Tax Basis Balance Sheet or Allocation, then the Buyer and Sellers’ Representative shall attempt in good faith to reach agreement on the Tax Basis Balance Sheet or the Allocation, as applicable, in a manner consistent with applicable income Tax Law. If the Buyer and Sellers’ Representative cannot reach agreement on the Tax Basis Balance Sheet or the Allocation within fifteen (15) days after receipt of the Sellers’ Representative’s proposed changes, then the Buyer and Sellers’ Representative shall submit the dispute to a nationally recognized accounting firm mutually acceptable to the Buyer and Sellers’ Representative (the “Tax Accounting Firm”) for resolution, acting as an accounting expert (and not as an arbitrator). For this purpose, (x) the Tax Accounting Firm may not assign a value to any disputed item greater than the greatest value for such disputed item claimed by any party or less than the lowest value for such disputed item claimed by any party and (y) all fees and expenses relating to the work, if any, to be performed by the Tax Accounting Firm will be allocated between the Buyer on the one hand, and Sellers’ Representative, on the other hand, in the same proportion that the aggregate amount of the disputed items so submitted to the Tax Accounting Firm that is unsuccessfully disputed by each such Party (as finally determined by the Tax Accounting Firm) bears to the total amount of such disputed items so submitted. The Tax Basis Balance Sheet and the Allocation, as agreed to by the Buyer and Sellers’ Representative or as finally determined by the Tax Accounting Firm, as the case may be, shall be binding on all Parties (the “Final Tax Basis Balance Sheet” and the “Final Allocation,” respectively). Within thirty (30) days following each of the Sale and the Post-Closing Sale, the Buyer shall deliver a Section 743 notification to the Company in accordance with Treasury Regulation Section 1.743-1(k)(2). The Parties also agree that no value shall be allocated to the Buyer Class V Voting

Stock and shall report consistently with such determination for U.S. federal (and applicable state and local) income Tax purposes.

(h) The Parties shall, and shall cause each of their respective applicable Affiliates to: (1) prepare and file all Tax Returns consistent with the Final Tax Basis Balance Sheet, Final Allocation and Intended Tax Treatment (collectively, the “Tax Positions”); (2) take no position in any communication (whether written or unwritten) with any Governmental Entity or any other action inconsistent with the Tax Positions; (3) promptly inform each other of any challenge by any Governmental Entity to any portion of the Tax Positions; (4) consult with and keep one another informed with respect to the status of, and any discussion, proposal or submission with respect to, any such challenge to any portion of the Tax Positions; and (5) use their respective commercially reasonable efforts to defend the Tax Positions in any Tax Proceeding.

(i) Without the prior written consent of the Buyer, Sellers and the Company shall not, and shall cause their respective Affiliates not to, make or cause to be made any election under Treasury Regulation Section 301.9100-22 (or any similar provision of state, local, or non-U.S. Laws) with respect to any RSI Company. With respect to any Tax Proceeding of any RSI Company treated as a partnership for federal income Tax purposes for any Pre-Closing Tax Period or any Straddle Period and for which the election provided for in Section 6226 of the Code (or any similar provision of state, local, or non-U.S. Laws) is available (such election a “Section 6226 Election”), the Company shall (and Buyer shall cause the Company to), and shall cause their respective eligible Subsidiaries to, timely make such Section 6226 Election in accordance with applicable Laws (and Sellers expressly consent to, and shall reasonably cooperate to the extent requested by Buyer in, the making of all such available elections). The Company shall (and Buyer shall cause the Company to), and shall cause all of its respective eligible Subsidiaries, if any, to, make or cause to remain in effect, as applicable, a valid election under Section 754 of the Code (and any similar provision of state, local or non-U.S. Law) for any taxable period that includes the Closing Date (and, with respect to the Company and its eligible Subsidiaries, if any, for any taxable period that includes the date of any Exchange (as defined in the Company A&R LPA)).

ARTICLE X

TERMINATION

Section 10.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing only as follows:

(a) by the mutual written consent of the Company, the Sellers’ Representative and the Buyer;

(b) by the Company, the Sellers’ Representative or the Buyer by written notice to the other Party or Parties if any applicable Law is in effect making the consummation of the transactions contemplated by this Agreement illegal or any final, non-appealable Order is in effect permanently preventing the consummation of the transactions contemplated by this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(b) shall not be available to any Party whose breach of any representation, warranty, covenant or agreement of this Agreement results in or causes such final, non-appealable Order or other action (including, with respect to the Company, any breach by any Seller);

(c) by the Company, the Sellers’ Representative or the Buyer by written notice to the other Party or Parties if the consummation of the transactions contemplated by this Agreement shall not have occurred on or before April 27, 2021 (the “Outside Date”); provided that if the Sellers’ Representative and the Buyer approve an extension of the date required to consummate a Business Combination, the Outside Date shall automatically be extended to the earlier to occur of (i) such extension date, and (ii) the twelve (12) month anniversary of the Effective Date; provided, further, that if (A) any Proceeding with respect to this Agreement, any other Ancillary Agreement or otherwise with respect to the Business Combination is commenced or pending on or before the Outside Date (as may be extended in accordance with the other provisos set forth in this Section 10.1(c)), then the Outside Date shall be automatically extended without any further action by any Party until the earlier of (1) the date that is thirty (30) days following the date on which a final, non-appealable Order has been entered with respect to such Proceeding and (2) the date which is the twelve (12) month anniversary of the Effective Date, and in each case the Outside Date shall be deemed to be such later date for all purposes of this Agreement; (B) the Buyer Stockholder Meeting is adjourned or postponed to April 27, 2021 or a date thereafter, then the Outside Date (as may be extended in accordance with the other provisos set forth in this Section 10.1(c)) shall be automatically extended without any further action by any Party until the date that is three (3) Business Days following the date on which the Buyer Stockholder Meeting has been held (including any adjournment or postponement thereof); (C) one or more of the approvals, determinations, grants, confirmations, findings of suitability or other conditions with respect to Gaming Regulatory Authorities required to be obtained pursuant to Section 2.6(c)(vii) have not been received on or before the Outside Date (as may be extended in accordance with the other provisos set forth in this Section 10.1(c)) such that the condition set forth in Section 2.6(c)(vii) has not been satisfied or waived, then the Outside Date (as may be extended in accordance with the other provisos set forth in this Section 10.1(c)) may be extended, in the sole discretion of the Company and the Sellers’ Representative, by the Company and the Sellers’ Representative upon written notice to the other Parties, to the date which is the twelve (12) month anniversary of the Effective Date (any such extended outside date determined in accordance with this Section 10.1(c), the “Extended Outside Date”); provided, further, that the right to terminate this Agreement under this Section 10.1(c) shall not be available to any Party that has materially breached any of its representations, warranties, covenants or agreements under this Agreement (including, with respect to the Company, any breach by any Seller) and such material breach is the primary cause of or has resulted in the failure of the Business Combination to be consummated on or before such date;

(d) by the Company or the Sellers’ Representative, if Buyer breaches in any material respect any of its representations or warranties contained in this Agreement or breaches or fails to perform in any material respect any of its covenants contained in this Agreement, which breach or failure to perform (i) would render a condition precedent to Sellers’ obligations to consummate the transactions set forth in Section 2.6(a) or Section

2.6(c) of this Agreement not capable of being satisfied, and (ii) after the giving of written notice of such breach or failure to perform to the Buyer by the Company or the Sellers’ Representative, cannot be cured or has not been cured by the later of the Outside Date or the Extended Outside Date, as applicable, and thirty (30) Business Days after receipt of such written notice (in which case the Outside Date or Extended Outside Date, as applicable, shall automatically be extended until the end of such thirty (30) Business Day period, but in no event on more than one occasion) and the Sellers’ Representative or the Company have not waived in writing such breach or failure; provided, however, that the right to terminate this Agreement under this Section 10.1(d) shall not be available to the Company or the Sellers’ Representative if the Company or any Seller is then in material breach of any representation, warranty, covenant or agreement contained in this Agreement;

(e) by any of the Buyer, the Company or the Sellers’ Representative, on or after the fifth (5th) Business Day following receipt of oral or written notice from a Governmental Entity by any Party of such Governmental Entity’s determination that one or more of the approvals, determinations, grants, confirmations, findings of suitability or other conditions with respect to Gaming Regulatory Authorities that are required to be obtained pursuant to Section 2.6(c)(vii) will not be granted or will be denied such that the condition precedent to Sellers’ obligations to consummate the transactions set forth in Section 2.6(c)(vii) is not capable of being satisfied and so long as the Sellers’ Representative has not waived in writing the failure of such condition with respect to the particular approval, determination, grant, confirmation, findings of suitability or other condition that will not be granted or will be denied on or prior to the fifth (5th) Business Day following the receipt of such notice; provided, however, that the right to terminate this Agreement under this Section 10.1(e) shall not be available to the Buyer, the Company or the Sellers’ Representative if the Buyer, the Company or any Seller has materially breached any of its representations, warranties, covenants or agreements contained in this Agreement and such material breach is the primary cause of or has resulted in the failure of such condition to be satisfied; and

(f) by the Buyer, if the Company or any Seller breaches in any material respect any of their representations or warranties contained in this Agreement or the Company or any Seller breaches or fails to perform in any material respect any of its covenants contained in this Agreement, which breach or failure to perform (i) would render a condition precedent to the Buyer’s obligations to consummate the transactions set forth in Section 2.6(a) or Section 2.6(b) of this Agreement not capable of being satisfied, and (ii) after the giving of written notice of such breach or failure to perform to Sellers by the Buyer, cannot be cured or has not been cured by the later of the Outside Date or Extended Outside Date, as applicable, and thirty (30) Business Days after the delivery of such written notice (in which case the Outside Date or the Extended Outside Date, as applicable, shall automatically be extended until the end of such thirty (30) Business Day period, but in no event on more than one occasion) and the Buyer has not waived in writing such breach or failure; provided, however, that the right to terminate this Agreement under this Section 10.1(f) shall not be available to the Buyer if the Buyer is then in material breach of any representation, warranty, covenant or agreement contained in this Agreement.

Section 10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall immediately become null and void, without any Liability on the part of any Party or any other Person, and all rights and obligations of each Party shall cease; provided that (a) the Confidentiality Agreement and the agreements contained in Section 7.9(a), Section 7.10, this Section 10.2 and Article XI of this Agreement survive any termination of this Agreement and remain in full force and effect and (b) no such termination shall relieve any Party from any Liability arising out of or incurred as a result of its Fraud or its willful and material breach of this Agreement.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Amendment and Waiver. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer, the Sponsor, the Company, and the Sellers’ Representative. No waiver of any provision or condition of this Agreement shall be valid unless the same shall be in writing and signed by the Party against which such waiver is to be enforced. No waiver by any Party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence. Any such amendment or waiver may occur after the approval of the Buyer Stockholder Voting Matters at the Buyer Stockholder Meeting.

Section 11.2 Waiver of Remedies; Survival of Representations and Warranties.

(a) Except (i) in the case of Fraud, (ii) as set forth in Section 10.2 or (iii) claims to enforce the performance of the covenants required to be performed in whole or in part after the Closing in accordance with Section 11.12, the Seller Parties shall have no liability to the Buyer, the Sponsor, the RSI Companies or its and their respective successors and permitted assigns, officers, directors, managers, equityholders, members, partners, employees, Affiliates, agents and representatives (collectively, the “Buyer Parties”) for any and all losses that are sustained or incurred by any of the Buyer Parties by reason of, resulting from or arising out of any breach of or inaccuracy in any of the Sellers’ representations or warranties or breach of any covenant to the extent providing for performance prior to the Closing contained in this Agreement or any certificate delivered in connection with this Agreement. Except (i) in the case of Fraud, (ii) as set forth in Section 10.2 or (iii) claims to enforce the performance of the covenants required to be performed in whole or in part after the Closing in accordance with Section 11.12, the Buyer Parties shall have no liability to the Sellers and their respective successors and permitted assigns, officers, directors, managers, equityholders, members, partners, employees, Affiliates, agents and representatives (collectively, the “Seller Parties”) for any and all losses that are sustained or incurred by any of the Seller Parties by reason of, resulting from or arising out of any breach of or inaccuracy in any of the Buyer’s or the Sponsor’s representations or warranties or breach of any covenant to the extent providing for performance prior to the Closing contained in this Agreement or any certificate delivered in connection with this Agreement.

(b) The representations and warranties of the Parties set forth in Article III, Article IV and Article V and all covenants of any of the Parties that are to be fully performed prior to Closing, shall not survive the Closing.

Section 11.3 Sellers’ Representative.

(a) The Sellers hereby appoint the Sellers’ Representative as agent and attorney in fact for and on behalf of the Sellers to (i) interpret the terms and provisions of this Agreement and the Ancillary Agreements (other than the Employment Agreement), (ii) execute, deliver and receive deliveries of all agreements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with this Agreement, the Ancillary Agreements (other than the Employment Agreement) and the consummation of the transactions contemplated hereby, (iii) receive service of process in connection with any claims under this Agreement, (iv) agree to, negotiate, enter into settlements and compromises of, assume the defense of any Proceedings, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such Proceedings, and to take all actions necessary or appropriate in the judgment of the Sellers’ Representative for the accomplishment of the foregoing, (v) give and receive notices and communications, (vi) make any determinations and settle any matters related to any Tax matters pursuant to Article IX, the matters contemplated by Section 2.9, (vii) administer, pay out, deduct, hold back or redirect any funds (including any Earnout Shares and/or Earnout Company Units), which may be payable or distributable to any Sellers pursuant to the terms of this Agreement or any Ancillary Agreement (other than the Employment Agreement) for, (A) any amount that may be payable by the Sellers pursuant to this Agreement, including Section 2.9 and Article IX or (B) any costs, fees, expenses and other liabilities incurred by the Sellers’ Representative, acting in such capacity, in connection with this Agreement and the Ancillary Agreements (other than the Employment Agreement), and (viii) take all actions necessary or appropriate in the judgment of the Sellers’ Representative on behalf of the Sellers in connection with this Agreement and the Ancillary Agreements (other than the Employment Agreement).

(b) The Sellers’ Representative, or any successor hereafter appointed, may resign at any time by written notice to the Buyer and the Sponsor. Any change in the Sellers’ Representative will become effective upon notice to the Buyer and the Sponsor in accordance with this Section 11.3. The Sellers’ Representative so designated must be reasonably acceptable to the Buyer and the Sponsor, except that the Parties hereby agree that, subject to the Seller providing prior written notice to the Buyer and the Sponsor, any Seller will be acceptable to the Buyer and the Sponsor as a successor Sellers’ Representative. All power, authority, rights and privileges conferred in this Agreement to the Sellers’ Representative will apply to any successor Sellers’ Representative.

(c) The Sellers’ Representative will not be liable for any act done or omitted under this Agreement as Sellers’ Representative while acting in good faith, and any act taken or omitted to be taken pursuant to the advice of counsel will be conclusive evidence of such good faith. The Buyer agrees that it will not look to the assets of the Sellers’ Representative, acting in such capacity, for the satisfaction of any obligations to be performed by the RSI Companies or the Sellers, as the case may be. In performing any of its duties under this Agreement or any Ancillary Agreements (other than the Employment Agreement), the Sellers’ Representative will not be liable to the Sellers for any losses that any such Person may incur as a result of any act, or failure to act, by the Sellers’ Representative under this Agreement or any Ancillary Agreements (other than the Employment Agreement), and the Sellers’ Representative will be indemnified and held harmless by the Sellers for all losses, except to the extent that the actions or omissions of the Sellers’ Representative constituted fraud, gross negligence or willful misconduct. The limitation of liability provisions of this Section 11.3(c) will survive the termination of this Agreement and the resignation of the Sellers’ Representative.

(d) The Buyer and the Sponsor shall be entitled to rely exclusively upon any notices and other acts of the Sellers’ Representative relating to the Sellers’ rights and obligations hereunder as being legally binding acts of each Seller individually and collectively.

(e) The grant of authority providing for in this Section 11.3 (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Seller and (ii) shall survive the Closing.

Section 11.4 Notices. All notices, demands and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 11.4, notices, demands and other communications to the Company, the Buyer, and Sellers shall be sent to the addresses indicated below:

Notices to Sellers, and prior to the Closing, the Company	with copies to:

Rush Street Interactive, LP 900 N. Michigan Avenue, Suite 1600 Chicago, Illinois 60611 Attention: Neil Bluhm and Greg Carlin Email:neilb@lambllc.com gcarlin@rushst.com	Kirkland & Ellis LLP 300 North LaSalle Chicago, Illinois 60654 Attention: Richard Campbell, P.C. and Karen E. Flanagan E-mail: richard.campbell@kirkland.com; karen.flanagan@kirkland.com

Notices to the Buyer, the Sponsor, and following the Closing, the Company:	with a copy to (which shall not constitute notice):

dMY Sponsor, LLC 1180 North Town Center Drive, Suite 100 Las Vegas, Nevada 89144 Attention: Niccolo de Masi Harry L. You Email: niccolo@dmytechnology.com harry@dmytechnology.com	White & Case LLP 1221 Avenue of the Americas New York NY 10020 Attention: Joel Rubinstein Raymond Bogenrief E-mail: joel.rubinstein@whitecase.com raymond.bogenrief@whitecase.com

Section 11.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any Party (including by operation of Law) without the prior written consent of the other Parties. Any purported assignment or delegation not permitted under this Section 11.5 shall be null and void.

Section 11.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

Section 11.7 Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Disclosure Letter, Schedule or Exhibit attached hereto or delivered at the same time and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word “including” herein shall mean “including without limitation.” The words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References herein to a specific Section, Subsection, Clause, Recital, Section of a Disclosure Letter, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, Clauses, Recitals, Sections of a Disclosure Letter, Schedules or Exhibits of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. References herein to any gender shall include each other gender. The word “or” shall not be exclusive unless the context clearly requires the selection of one (1) (but not more than one (1)) of a number of items. References to “written” or “in writing” include in electronic form. References herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and permitted assigns; provided, however, that nothing contained in this Section 11.7 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement. References herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity. Any reference to “days” shall mean calendar days unless Business Days are specified; provided that if any action is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. References herein to any Contract (including this Agreement) mean such Contract as amended, restated, supplemented or modified from time to time in accordance with the terms thereof; provided that with respect to any Contract listed (or required to be listed) on the Disclosure

Letters, all material amendments and modifications thereto (but excluding any purchase orders, work orders or statements of work) must also be listed on the appropriate section of the applicable Disclosure Letter. With respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” References herein to any Law shall be deemed also to refer to such Law, as amended, and all rules and regulations promulgated thereunder. If any Party has breached any representation, warranty, covenant or agreement contained in this Agreement in any respect, the fact that there exists another representation, warranty, covenant or agreement relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, covenant or agreement. The word “extent” in the phrase “to the extent” (or similar phrases) shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” An accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP. Except where otherwise provided, all amounts in this Agreement are stated and shall be paid in United States dollars. The Parties and their respective counsel have reviewed and negotiated this Agreement as the joint agreement and understanding of the Parties, and the language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person. Any information or materials shall be deemed provided, made available or delivered to the Buyer if such information or materials have been uploaded to the electronic data room maintained by Sellers and their financial advisors on the Intralinks online-platform for purposes of the transactions contemplated by this Agreement (the “Data Room”) or otherwise provided to the Buyer’s representatives (including counsel) via electronic mail, in each case, prior to the Effective Date. The content of the Data Room as of the Effective Date will be stored on six (6) identical encrypted USB devices, and Sellers will cause three (3) such devices to be sent to the Buyer within thirty days of the Effective Date.

Section 11.8 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement (together with the Disclosure Letters and Exhibits to this Agreement) contain the entire agreement and understanding among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions (including that certain non-binding letter of intent among the Buyer, the Sponsor, the Company and Neil Bluhm, dated as of June 19, 2020 (the “LOI”)), whether written or oral, relating to such subject matter in any way. The Parties have voluntarily agreed to define their rights and Liabilities with respect to the transactions contemplated by this Agreement exclusively pursuant to the express terms and provisions of this Agreement, and the Parties disclaim that they are owed any duties or are entitled to any remedies not set forth in this Agreement. Furthermore, this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations and no Person has any special relationship with another Person that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arm’s-length transaction.

Section 11.9 Counterparts; Electronic Delivery. This Agreement, the Ancillary Agreements and the other agreements, certificates, instruments and documents delivered pursuant to this Agreement may be executed and delivered in one or more counterparts and by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a Contract and each Party forever waives any such defense.

Section 11.10 Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 11.10, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 11.11 Trust Account Waiver. Each of the Company and the Sellers acknowledges that the Buyer has established the Trust Account for the benefit of its public Buyer Stockholders, which holds proceeds of its initial public offering. For and in consideration of the Buyer entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Company and the Sellers, for itself and the Affiliates it has the authority to bind, hereby agrees it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets in the Trust Account (or distributions therefrom to (i) the public Buyer Stockholders upon the redemption of their shares and (ii) the underwriters of Buyer’s initial public offering in respect of their deferred underwriting commissions held in the Trust Account, in each case as set forth in the Trust Agreement (collectively, the “Trust Distributions”)), and hereby waives any claims it has or may have at any time solely against the Trust Account (including the Trust Distributions) as a result of, or arising out of, any discussions, contracts or agreements (including this Agreement and the Subscription Agreements) among the Buyer, the Sellers and the Company and will not seek recourse against the Trust Account (including the Trust Distributions) for any reason whatsoever. Each of the Company and the Sellers agree and acknowledge that such irrevocable waiver is material to this Agreement and specifically relied upon by the Buyer and the Sponsor to induce Buyer and the

Sponsor to enter in this Agreement, and the Company and the Sellers further intend and understand such waiver to be valid, binding and enforceable against the Company and the Sellers and each of their respective Affiliates that they have the authority to bind under applicable Law. To the extent the Company or any Seller or any of their respective Affiliates that the Company or such Seller, as applicable, has the authority to bind commences any action or proceeding against the Buyer or any of its Affiliates based upon, in connection with, relating to or arising out of any matter relating to the Buyer, its Affiliates or its representatives, which Proceeding seeks, in whole or in part, monetary relief against the Buyer, its Affiliates or its representatives, each of the Company and the Sellers hereby acknowledge and agree that the Company’s and the Sellers’ and such Affiliates’ sole remedy shall be against assets of the Buyer or such Affiliate or representatives not in the Trust Account and that such claim shall not permit the Company, the Sellers or such Affiliates (or any Person claiming on any of their behalves) to have any claim against the Trust Account (including the Trust Distributions) or any amounts contained in the Trust Account while in the Trust Account.

Section 11.12 Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated by this Agreement are unique and recognize and affirm that in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching Party would have no adequate remedy at Law) and the non-breaching Party would be irreparably damaged. Accordingly, each Party agrees that each other Party shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any Proceeding, in addition to any other remedy to which such Person may be entitled. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.12 shall not be required to provide any bond or other security in connection with any such injunction. Without limiting the Company’s rights under any Subscription Agreement to which the Company is a party, with respect to any Subscription Agreement to which the Company is not a party, the Company shall be entitled, upon written notice to the Buyer, to (I) require the Buyer to enforce its rights under such Subscription Agreement through the initiation and pursuit of litigation (including seeking, or seek or obtain a court order against the counterparty(ies) to such Subscription Agreement for, injunctive relief, specific performance, or other equitable relief with respect to such Subscription Agreement) in the event the counterparty under such Subscription Agreement is in breach of its obligations thereunder, (II) have approval rights over Buyer’s selection of counsel for any such litigation (such approval not to be unreasonably withheld, conditioned or delayed), (III) select a separate counsel, which may be or include K&E, to participate alongside the Buyer’s counsel in any such litigation (at the expense of the Company), (IV) fund any such litigation, and (V) require the Buyer to promptly execute, and the Buyer hereby agrees to execute and comply with, any and all documents designed to implement or facilitate the execution of the rights contemplated in this sentence.

Section 11.13 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such permitted assigns, any legal or equitable rights hereunder (other than in respect of the RSI Indemnified Persons and Non-Party Affiliates, each of whom is an express third-party beneficiary hereunder to the specific provisions in which such Person is referenced and entitled to enforce only such obligations hereunder).

Section 11.14 Disclosure Letters and Exhibits. The Disclosure Letters and Exhibits attached hereto or referred to in this Agreement are (a) each hereby incorporated in and made a part of this Agreement as if set forth in full herein and (b) qualified in their entirety by reference to specific provisions of this Agreement. Any fact or item disclosed in any Section of a Disclosure Letter shall be deemed disclosed in each other Section of the applicable Disclosure Letter to which such fact or item may apply so long as (i) such other Section is referenced by applicable cross-reference or (ii) it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such other Section or portion of the Disclosure Letter. The headings contained in the Disclosure Letters are for convenience of reference only and shall not be deemed to modify or influence the interpretation of the information contained in the Disclosure Letters or this Agreement. The Disclosure Letters are not intended to constitute, and shall not be construed as, an admission or indication that any such fact or item is required to be disclosed. The Disclosure Letters shall not be deemed to expand in any way the scope or effect of any representations, warranties or covenants described in this Agreement. Any fact or item, including the specification of any dollar amount, disclosed in the Disclosure Letters shall not by reason only of such inclusion be deemed to be material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement, and matters reflected in the Disclosure Letters are not necessarily limited to matters required by this Agreement to be reflected herein and may be included solely for information purposes; and no Party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in the Disclosure Letters in any dispute or controversy between the Parties as to whether any obligation, item or matter not described or included in the Disclosure Letters is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the Ordinary Course of Business. No disclosure in the Disclosure Letters relating to any possible breach or violation of any Contract, Law or Order shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Moreover, in disclosing the information in the Disclosure Letters, Sellers do not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein. The information contained in the Disclosure Letters shall be kept strictly confidential by the Parties and no third party may rely on any information disclosed or set forth therein.

Section 11.15 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement (except in the case of the immediately succeeding sentence) or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any Party may be a corporation, partnership or limited liability company, each Party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the Parties shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Party (or any of their successors or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any Party (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the Parties (each, but excluding for the avoidance of doubt, the Parties, a “Non-Party Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, Contract or otherwise) by or on behalf of such Party against the Non-Party Affiliates, by the enforcement of any assessment or by any Proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; it being agreed and acknowledged that no personal Liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Non-Party Affiliate, as such, for any obligations of the applicable Party under this Agreement or the transactions contemplated by this Agreement, under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, Contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation. Notwithstanding the forgoing, a Non-Party Affiliate may have obligations under any documents, agreements, or instruments delivered contemporaneously herewith or otherwise required by this Agreement if such Non-Party Affiliate is party to such document, agreement or instrument. Except to the extent otherwise set forth in, and subject in all cases to the terms and conditions of and limitations herein, this Agreement may only be enforced against, and any claim or cause of action of any kind based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are named as Parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party. Each Non-Party Affiliate is intended as a third-party beneficiary of this Section 11.15. Notwithstanding any provision of this Agreement to the contrary, in no event shall Sellers, the RSI Companies or any of their respective Affiliates or representatives (a) seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Equity Financing Source in connection with this Agreement or (b) seek to enforce the commitments against, make any claims for breach of any Subscription Agreement against, or seek to recover monetary damages from, or otherwise sue, any Equity Financing Source for the Permitted Equity Financing in connection with (i) this Agreement or (ii) the obligations of the Equity Financing Sources for the Permitted Equity Financing under the applicable Subscription Agreement. Nothing in this Section 11.15 shall in any way limit or qualify the rights and obligations of the Equity Financing Sources for the applicable Permitted Equity Financing, the Buyer and the other parties to the Subscription Agreement to each other thereunder or in connection therewith.

Section 11.16 Legal Representation.

(a) Sellers.

(i) Each Party hereby agrees, on its own behalf and on behalf of its directors, managers, officers, owners, employees and Affiliates and each of their successors and assigns (all such parties, the “Waiving Parties”), that Kirkland & Ellis LLP (or any successor thereto) (“K&E”) may represent any RSI Company or any direct or indirect director, manager, officer, owner, employee or Affiliate thereof, in connection with any dispute, claim, Proceeding or Liability arising out of or relating to this Agreement, any Ancillary Agreement or the transactions contemplated hereby or thereby (any such representation, the “Company Post-Closing Representation”) notwithstanding its representation (or any continued representation) of the RSI Companies in connection with the transactions contemplated by this Agreement, and each Party on behalf of itself and the Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest or any objection arising therefrom or relating thereto, even though the interests of the Company Post-Closing Representation may be directly adverse to the Waiving Parties.

(ii) Each of the Sellers, the Buyer, the Sponsor and the Company acknowledges that the foregoing provision applies whether or not K&E provides legal services to the RSI Companies after the Closing Date. Each of the Sellers, the Buyer, the Sponsor and the Company, for itself and the Waiving Parties, hereby irrevocably acknowledges and agrees that all communications among K&E, the RSI Companies and/or any director, manager, officer, owner, employee or representative of any of the foregoing made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute, claim, Proceeding or Liability arising out of or relating to, this Agreement, any Ancillary Agreement or the transactions contemplated hereby or thereby or any matter relating to any of the foregoing, are privileged communications and the attorney-client privilege and the expectation of client confidence belongs solely to the RSI Companies and is exclusively controlled by the RSI Companies and shall not pass to or be claimed by the Sellers, the Sellers’ Representative, Buyer or the Sponsor. From and after the Closing, none of the Buyer, the Sponsor, any Seller or any Person purporting to act on behalf of or through the Buyer, the Sponsor, any Seller or any of the Waiving Parties, will seek to obtain the same by any process. From and after the Closing, each of the Buyer, the Sponsor and the Sellers, on behalf of itself and the Waiving Parties, irrevocably waives and will not assert any attorney-client privilege with respect to any communication among K&E, any RSI Company and/or any director, manager, officer, owner, employee or representative of any of the foregoing occurring prior to the Closing in connection with any Company Post-Closing Representation. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer, the Sponsor or any Seller, on the one hand, and a third party other than an RSI Company, on the other hand, the Buyer, the Sponsor and any Seller may assert the attorney-client privilege to prevent disclosure of confidential communications to such third party; provided, however, that neither the Buyer nor the Sponsor nor any Seller may waive such privilege without the prior written consent of an RSI Company.

(b) Buyer.

(i) Each Waiving Party hereby agrees that White & Case LLP (or any successor thereto) (“W&C”) may represent Buyer or Sponsor or any direct or indirect director, manager, officer, owner, employee or Affiliate of Buyer or Sponsor (including the RSI Companies and Sponsor), in connection with any dispute, claim, Proceeding or Liability arising out of or relating to this Agreement, any Ancillary Agreement or the transactions contemplated hereby or thereby (any such representation, the “Buyer Post-Closing Representation”) notwithstanding its representation (or any continued representation) of the Buyer or Sponsor in connection with the transactions contemplated by this Agreement, and the Sellers and the Company, on behalf of themselves and the Waiving Parties, hereby consent thereto and irrevocably waive (and will not assert) any conflict of interest or any objection arising therefrom or relating thereto, even though the interests of the Buyer Post-Closing Representation may be directly adverse to the Waiving Parties.

(ii) Each of the Buyer, the Sellers and the Company acknowledges that the foregoing provision applies whether or not W&C provides legal services to the Buyer or Sponsor after the Closing Date. Each of the Buyer, the Company and each Seller, for itself and the Waiving Parties, hereby irrevocably acknowledges and agrees that all communications among W&C, the Buyer, the Sponsor and/or any director, manager, officer, owner, employee or representative of any of the foregoing made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute, claim, Proceeding or Liability arising out of or relating to, this Agreement, any Ancillary Agreement or the transactions contemplated hereby or thereby or any matter relating to any of the foregoing, are privileged communications and the attorney-client privilege and the expectation of client confidence belongs solely to the Sponsor and is exclusively controlled by the Sponsor and shall not pass to or be claimed by the Buyer, any Seller or any of the RSI Companies. From and after the Closing, none of the Buyer, the Company, the Sellers nor any Person purporting to act on behalf of or through the Buyer, the Company, any Seller or any of the Waiving Parties, will seek to obtain the same by any process. From and after the Closing, each of the Buyer, the Company, each Seller, on behalf of itself and the Waiving Parties, irrevocably waives and will not assert any attorney-client privilege with respect to any communication among W&C, the Buyer, the Sponsor and/or any director, manager, officer, owner, employee or representative of any of the foregoing occurring prior to the Closing in connection with any Buyer Post-Closing Representation. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer, the Company, any of the Sellers, on the one hand, and a third party other than the Sponsor, on the other hand, the Buyer, the Company, and any Seller may assert the attorney-client privilege to prevent disclosure of confidential communications to such third party; provided, however, that none of the Buyer, the Company or any Seller may waive such privilege without the prior written consent of the Sponsor.

Section 11.17 Acknowledgements.

(a) Sellers. Each of the RSI Companies and the Sellers specifically acknowledges and agrees to Buyer’s disclaimer of any representations or warranties other than those set forth in Article V and any Ancillary Agreement or certificate delivered by Buyer or Sponsor pursuant to this Agreement, whether made by Buyer, Sponsor or any of their respective Affiliates or representatives, and of all Liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to the RSI Companies, the Sellers’ Representative and the Sellers, their Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Buyer, the Sponsor, their Affiliates or representatives by either Buyer or the Sponsor or any of their respective Affiliates or representatives), other than those set forth in Article V and any Ancillary Agreement or certificate delivered by Buyer or Sponsor pursuant to this Agreement. Buyer specifically acknowledges and agrees that, without limiting the generality of this Section 11.17, no Seller or RSI Company nor any of their respective Affiliates or representatives has made any representation or warranty with respect to any projections or other future forecasts. Buyer specifically acknowledges and agrees that except for the representations and warranties set forth in Article V and any Ancillary Agreement or certificate delivered by Buyer or Sponsor pursuant to this Agreement, neither Buyer nor Sponsor makes, nor has Buyer or Sponsor made, any other express or implied representation or warranty with respect to Buyer or Sponsor, their assets or Liabilities, the businesses of Buyer or Sponsor or the transactions contemplated by this Agreement or the Ancillary Agreements.

(b) Buyer. Buyer specifically acknowledges and agrees to Sellers’ disclaimer of any representations or warranties other than those set forth in Article III, Article IV and any Ancillary Agreement or certificate delivered by any RSI Company, the Sellers’ Representative or the Sellers pursuant to this Agreement, whether made by any Seller, the Company or any of their respective Affiliates or representatives, and of all Liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Buyer, the Sponsor, their Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Buyer, the Sponsor, their Affiliates or representatives by either Seller, any RSI Company or any of their respective Affiliates or representatives), other than those set forth in Article III, Article IV and any Ancillary Agreement or certificate delivered by any RSI Company, the Sellers’ Representative or the Sellers pursuant to this Agreement. Buyer specifically acknowledges and agrees that, without limiting the generality of this Section 11.17, no Seller or RSI Company nor any of their respective Affiliates or representatives has made any representation or warranty with respect to any projections or other future forecasts. Buyer specifically acknowledges and agrees that except for the representations and warranties set forth in Article III, Article IV and any Ancillary Agreement or certificate delivered by any RSI Company, the Sellers’ Representative or the Sellers pursuant to this Agreement, neither the Company nor any Seller makes, nor has the Company or any Seller made, any other express or implied representation or warranty with respect to Sellers, the RSI Companies, their assets or Liabilities, the businesses of Sellers or the RSI Companies or the transactions contemplated by this Agreement or the Ancillary Agreements.

Section 11.18 Equitable Adjustments. If, during the Pre-Closing Period, the outstanding shares of Buyer Capital Stock shall have been changed into a different number of shares or a different class, with the prior written consent of the Sellers’ Representative to the extent required by this Agreement, by reason of any stock dividend, share capitalization, subdivision, reclassification, recapitalization, split, combination, consolidation or exchange of shares, or any similar event shall have occurred, then any number or amount contained in this Agreement which is based upon the number of shares of Buyer Capital Stock will be appropriately adjusted to provide to Sellers and the Buyer Stockholders the same economic effect as contemplated by this Agreement prior to such event.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

BUYER:

DMY TECHNOLOGY GROUP, INC.

By:	/s/ Niccolo de Masi
Name:	Niccolo de Masi
Title:	Chief Executive Officer

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

COMPANY:

RUSH STREET INTERACTIVE, LP

By:	Rush Street Interactive GP, LLC
Title:	General Partner

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Chief Executive Officer

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SPONSOR:

dMY SPONSOR, LLC

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Managing Director

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS’ REPRESENTATIVE:

RUSH STREET INTERACTIVE GP, LLC

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Chief Executive Officer

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

RUSH STREET INTERACTIVE GP, LLC

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Chief Executive Officer

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

GREG AND MACY CARLIN FAMILY TRUST

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Trustee

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

/s/ Gregory Carlin
Gregory Carlin

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

Rush Street Investors, LLC

By: Rush Street Interactive GP, LLC, its managing member

By:	/s/ Neil Bluhm
Name:	Neil Bluhm
Title:	Manager

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

/s/ Neil Bluhm
Neil Bluhm

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

NGB 2013 DYNASTY TRUST

By:	/s/ Neil Bluhm
Name:	Neil Bluhm
Title:	Trustee

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

/s/ Einar Roosileht
Einar Roosileht

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

/s/ Richard Schwartz
Richard Schwartz

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Business Combination Agreement to be duly executed as of the date first above written.

SELLERS:

/s/ Mattias Stetz
Mattias Stetz

[Signature Page to Business Combination Agreement]

EXHIBIT A

BUYER A&R CERTIFICATE OF INCORPORATION

(See attached)

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

RUSH STREET INTERACTIVE, INC.

Rush Street Interactive, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.    The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 27, 2019 (the “Original Certificate of Incorporation”). The name under which the Original Certificate of Incorporation was filed is “dMY Technology Group, Inc.”

2.    An amended and restated certificate of incorporation which both restated and amended the provisions of the Original Certificate of Incorporation, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), and such amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on February 20, 2020 (the “First A&R Certificate of Incorporation”). The name under which the First A&R Certificate of Incorporation was filed is “dMY Technology Group, Inc.”

3.    This Second Amended and Restated Certificate of Incorporation (this “Second A&R Certificate of Incorporation”) was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the DGCL.

4.    This Second A&R Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5.    The First A&R Certificate of Incorporation is being amended and restated in connection with the transactions contemplated by that certain Business Combination Agreement, dated as of July 27, 2020, by and among the Corporation, dMY Sponsor, LLC, a Delaware limited liability company (the “dMY Sponsor”), Rush Street Interactive, LP, a Delaware limited partnership, Rush Street Interactive GP, LLC, a Delaware limited liability company, in its capacity as the Sellers’ Representative, and the other parties thereto (as amended, modified, supplemented or waived from time to time, the “Combination Agreement”). As part of the transactions contemplated by the Combination Agreement, all 5,750,000 shares of the Class B Common Stock of the Corporation were converted on a 1-for-1 basis into 5,750,000 shares of Class A Common Stock of the Corporation such that, at the effectiveness of this Second A&R Certificate of Incorporation, only Class A Common Stock remains outstanding. All Class A Common Stock issued and outstanding prior to the effectiveness of this Second A&R Certificate of Incorporation and all Class A Common Stock issued as part of the Combination Agreement and the Subscription Agreements contemplated by the Combination Agreement shall be Class A Common Stock for all purposes of this Second A&R Certificate of Incorporation.

6.    This Second A&R Certificate of Incorporation hereby amends and restates the provisions of the First A&R Certificate of Incorporation in its entirety as follows:

ARTICLE I

NAME

Section 1.1    Name. The name of the Corporation is Rush Street Interactive, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

Section 2.1    Address. The registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808; and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSE

Section 3.1    Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITALIZATION

Section 4.1    Authorized Capital Stock. The total number of shares of all classes of stock that the Corporation is authorized to issue is [●] shares, consisting of (i) [●] shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), (ii) [●] shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and (iii) [●] shares of Class V common stock, par value $0.0001 per share (“Class V Common Stock” and together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class V Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, the Class V Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Second Amended and Restated Certificate of Incorporation, (the “Second A&R Certificate of Incorporation”) or any certificate of designations relating to any series of Preferred Stock.

Section 4.2    Preferred Stock.

(a)    The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, subject to any limitations prescribed by the DGCL, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designations with respect thereto. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(b)    Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Second A&R Certificate of Incorporation (including any certificate of designations relating to such series).

Section 4.3    Common Stock.

(a)    Voting Rights.

(i)    Except as otherwise provided in this Second A&R Certificate of Incorporation or as provided by law, each holder of record of Class A Common Stock, as such, shall be entitled to one (1) vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote or holders of Class A Common Stock as a separate class are entitled to vote, including the election or removal of directors (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock); provided, however, that to the fullest extent permitted by law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Second A&R Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second A&R Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

(ii)    Except as otherwise provided in this Second A&R Certificate of Incorporation or as provided by law, each holder of record of Class V Common Stock, as such, shall be entitled to one (1) vote for each share of Class V Common Stock held of record by such holder on all matters on which stockholders generally or holders of Class V Common Stock as a separate class are entitled to vote, including the election or removal of directors (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock); provided, however, to the fullest extent permitted by law, holders of Class V Common Stock, as such, shall have no voting power pursuant to this Second A&R Certificate of Incorporation with respect to, and shall not be entitled to vote on, any amendment to this Second A&R Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second A&R Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

(iii)    Except as otherwise provided in this Second A&R Certificate of Incorporation or required by applicable law and without limiting the rights of any party to the investor rights agreement, dated on or about the date hereof, by and among the Corporation, the dMY Sponsor, LLC and the other parties party thereto (as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, the “Investor Rights Agreement”), the holders of Common Stock having the right to vote in respect of such Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Common Stock having the right to vote in respect of such Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally.

(b)    Dividends and Distributions.

(i)    Class A Common Stock. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, the holders of Class A Common Stock shall be entitled to receive ratably such dividends and other distributions as may from time to time be declared by the Board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine.

(ii)    Class V Common Stock. Dividends and other distributions shall not be declared or paid on the Class V Common Stock.

(c)    Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock or any class or series of stock having a preference over the Class A Common Stock as to distributions upon dissolution or liquidation or winding up shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class V Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)    Cancellation of Class V Common Stock. In the event that any outstanding share of Class V Common Stock shall cease to be held directly or indirectly by the holder of the corresponding Common Unit (as defined in the Amended and Restated Limited Partnership Agreement of Rush Street Interactive, LP, a Delaware limited partnership (“RSI”), dated on or about the date hereof (the “RSI A&R LPA”), as set forth in the books and records of RSI, including by virtue of any divestiture by such holder of such corresponding Common Unit, such share of Class V Common Stock shall automatically and without further action on the part of the Corporation or any holder of Class V Common Stock be transferred to the Corporation and cancelled for no consideration. The Corporation shall not issue additional shares of Class V Common Stock after the closing date (such date, the “Closing Date”) of the transactions contemplated by the Combination Agreement, other than in connection with the valid issuance of Common Units in accordance with the RSI A&R LPA.

(e)    Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to at least the number of then-outstanding Common Units subject to Redemption (as defined in the RSI A&R LPA) from time to time.

(f)    Splits. If the Corporation at any time combines or subdivides (by any stock split, stock dividend, recapitalization, reorganization, merger, amendment of this Second A&R Certificate of Incorporation, scheme, arrangement or otherwise) the number of shares of Class A Common Stock into a greater or lesser number of shares, the shares of Class V Common Stock outstanding immediately prior to such subdivision shall be proportionately similarly combined or subdivided such that the ratio of shares of outstanding Class V Common Stock to shares of outstanding Class A Common Stock immediately prior to such subdivision shall be maintained immediately after such combination or subdivision. Any adjustment described in this Section 4.3(f) shall become effective at the close of business on the date the combination or subdivision becomes effective.

ARTICLE V

BY-LAWS

Section 5.1    By-Laws. In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation (as the same may be amended from time to time, the “By-Laws”) without the consent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Second A&R Certificate of Incorporation and without limiting the rights of any party pursuant to the Investor Rights Agreement. Notwithstanding anything to the contrary contained in this Second A&R Certificate of Incorporation or any provision of law, (i) at any time when the Sellers and their Permitted Transferees (each as defined in the Investor Rights Agreement) beneficially own, in the aggregate, 40% or more of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, and without limiting the rights of any party to the Investor Rights Agreement, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any such provision of the By-Laws of the Corporation, or to adopt any provision inconsistent therewith and (ii) at any time when the Sellers and their Permitted Transferees (each as defined in the Investor Rights Agreement) beneficially own, in the aggregate, less than 40% of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, and without limiting the rights of any party to the Investor Rights Agreement, the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any such provision of the By-Laws of the Corporation, or to adopt any provision inconsistent therewith.

ARTICLE VI

BOARD OF DIRECTORS

Section 6.1    Board of Directors.

(a)    Board Powers. Except as otherwise provided in this Second A&R Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

(b)    Number, Election and Term.

(i)    Without limiting the rights of any party to the Investor Rights Agreement with respect thereto or except as otherwise provided for or fixed in any certificate of designation with respect to any series of Preferred Stock, the total number of directors constituting the whole Board shall be determined from time to time by resolution adopted by the Board.

(ii)    Without limiting the rights of any party pursuant to the Investor Rights Agreement, the directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders for the calendar year ended December 31, 2021, Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders for the calendar year ended December 31, 2022 and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders for the calendar year ended December 31, 2023. At each annual meeting following the annual meeting of the stockholders for the calendar year ended December 31, 2021, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove, or shorten the term of, any incumbent director. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding and without limiting the rights of any party pursuant to the Investor Rights Agreement, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is authorized to assign members of the Board already in office to their respective class in accordance with the Investor Rights Agreement.

(iii)    Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office.

(iv)    Directors of the Corporation need not be elected by written ballot unless the By-Laws shall so provide.

Section 6.2    Newly-Created Directorships and Vacancies. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding and without limiting the rights of any party granted pursuant to the Investor Rights Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Section 6.3    Resignation and Removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws. Without limiting the rights of any party pursuant to the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed only for cause and only upon the affirmative vote of the holders of a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided that any director may be removed from office upon a good faith finding of the Board that such director is an Unsuitable Person pursuant to the terms of Article XIV. Without limiting the rights of any party pursuant to the Investor Rights Agreement, in case the Board or any one or more directors should be so removed, new directors may be elected pursuant to Section 6.2.

Section 6.4    Preferred Stock Directors. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Second A&R Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto. Notwithstanding Section 6.1(b), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(b) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly.

Section 6.5    Quorum. A quorum for the transaction of business by the directors shall be set forth in the By-Laws.

ARTICLE VII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

Section 7.1    Consent of Stockholders in Lieu of Meeting. At any time when the Sellers and their Permitted Transferees beneficially own, in the aggregate, 40% or more of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, or by certified or registered mail, return receipt requested. At any time when the Sellers and their Permitted Transferees beneficially own, in the aggregate, less than 40% of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

Section 7.2    Meetings of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board, the Chairman of the Board or as otherwise provided in the By-Laws. An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board or a duly authorized committee thereof.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1    Limited Liability of Directors. To the fullest extent permitted by law, no director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the

Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing prior to such amendment or repeal.

Section 8.2    Indemnification and Advancement of Expenses.

(a)    To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (for purposes of this Section 8.02, a “Proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, manager, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974 (“ERISA”) excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such Proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending or otherwise participating in any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section 8.02 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.02 shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.02(a), except for Proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

(b)    The rights to indemnification and advancement of expenses conferred on any Indemnitee by this Section 8.02 shall not be exclusive of any other rights that any Indemnitee may have or hereafter acquire under law, this Second A&R Certificate of Incorporation, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)    Any repeal or amendment of this Section 8.02 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second A&R Certificate of Incorporation inconsistent with this Section 8.02, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any Proceeding (regardless of when such Proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)    This Section 8.02 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Indemnitees.

ARTICLE IX

DGCL SECTION 203

The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE X

COMPETITION AND CORPORATE OPPORTUNITIES

Section 10.1    Competition and Corporate Opportunities.

(a)    In recognition and anticipation that (i) certain directors, principals, officers, employees, equityholders and/or other representatives of the Sellers, the Sponsor and their respective Affiliates and Affiliated Entities (each, as defined below) may serve as directors, officers or agents of the Corporation, (ii) the Sellers, the Sponsor and their respective Affiliates and Affiliated Entities, including (I) any portfolio company in which they or any of their respective Affiliates or Affiliated Entities have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors, may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other businesses that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates and Affiliated Entities including (I) any portfolio company in which they or any of their respective Affiliates or Affiliated Entities have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article X are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any Seller, the Sponsor, the Non-Employee Directors or their respective Affiliates or Affiliated Entities and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

(b)    None of (i) any Seller, (ii) Sponsor or (iii) any Non-Employee Director or his or her Affiliates or Affiliated Entities (the Persons (as defined below) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in and possessing interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business in which the Corporation or any of its subsidiaries now engages or proposes to engage or (2) competing with the Corporation or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted from time to time by the laws of the State of Delaware, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in

Section 10.1(c). Subject to Section 10.1(c), in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity or matter which may be a corporate or other business opportunity for itself, herself or himself and the Corporation or any of its, his or her Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty (fiduciary, contractual or otherwise) to communicate, present or offer such transaction or other business opportunity or matter to the Corporation or any of its subsidiaries or any stockholder, as the case may be, and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any subsidiary of the Corporation for breach of any duty (fiduciary, contractual or otherwise) as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person or does not present such opportunity to the Corporation or any of its subsidiaries or stockholders.

(c)    The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director if such opportunity is expressly offered to such person solely and expressly in his or her capacity as a director or officer of the Corporation, such opportunity is one the Corporation is legally permitted to undertake and would otherwise be reasonable for the Corporation to pursue, in which case, the provisions of Section 10.1(b) shall not apply to any such corporate opportunity.

(d)    In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation, (iii) is one in which the Corporation has no interest or reasonable expectancy, or (iv) is one presented to any account for the benefit of a member of the Board or such member’s Affiliate over which such member of the Board has no direct or indirect influence or control, including, but not limited to, a blind trust.

(e)    For purposes of this Article X, (i) “Affiliate” shall mean (A) in respect of a Seller or the Sponsor, any Person that, directly or indirectly, is controlled by such Seller or the Sponsor (as applicable), controls such Seller or the Sponsor (as applicable) or is under common control with such Seller or the Sponsor (as applicable) and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (B) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (C) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Affiliated Entity” shall mean (A) any Person of which a Non-Employee Director serves as an officer, director, employee, agent or other representative (other than the Corporation and any entity that is controlled by the Corporation), (B) any direct or indirect partner, stockholder, member, manager or other representative of such Person or (C) any Affiliate of any of the foregoing; and (iii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

(f)    To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article X.

(g)    Any alteration, amendment, addition to or repeal of this Article X shall require the affirmative vote of at least 80% of the total voting power of all the then outstanding shares of stock of the

Corporation entitled to vote generally in the election of directors, voting together as a single class. Neither the alteration, amendment, addition to or repeal of this Article X, nor the adoption of any provision of this Second A&R Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second A&R Certificate of Incorporation, the By-Laws or applicable law.

ARTICLE XI

SEVERABILITY

Section 11.1    Severability. If any provision of this Second A&R Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Second A&R Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Second A&R Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

ARTICLE XII

FORUM

Section 12.1    Forum. Unless the Corporation consents in writing to the selection of an alternative forum, (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, or any claim for aiding and abetting such alleged breach, (c) any action asserting a claim against the Corporation or any director, officer, other employee or stockholder of the Corporation (i) arising pursuant to any provision of the DGCL, this Second A&R Certificate of Incorporation (as it may be amended or restated) or the By-Laws or (ii) as to which the DGCL confers jurisdiction on the Delaware Court of Chancery or (d) any action asserting a claim against the Corporation or any current or former officer or director or other employee or stockholder of the Corporation governed by the internal affairs doctrine of the law of the State of Delaware shall, in each case, to the fullest extent permitted by law, be solely and exclusively brought in the Delaware Court of Chancery; provided, however, that, in the event that the Delaware Court of Chancery lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

ARTICLE XIII

AMENDMENTS

Section 13.1    Amendments. Notwithstanding anything contained in this Second A&R Certificate of Incorporation to the contrary, at any time when the Sellers and their Permitted Transferees (each as defined in the Investor Rights Agreement) beneficially own, in the aggregate, less than 40% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by law or as provided in Article X of this Second A&R Certificate of Incorporation and without limiting the rights of any party pursuant to the Investor Rights Agreement, the following provisions in this Second A&R Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class: Article V, Article VI, Article VII, Article VIII, Article IX, Article XII and this Article XIII. Except as expressly provided in the foregoing sentence and the remainder of this Second A&R Certificate of Incorporation (including Article X of this Section A&R Certificate of Incorporation and any certificate of designations relating to any services of Preferred Stock) and without limiting the rights of any party pursuant to the Investor Rights Agreement, this Second A&R Certificate of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV

UNSUITABLE PERSONS

Section 14.1    Finding of Unsuitability.

(a)    The Equity Interests owned or controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person (as applicable) shall be subject to mandatory sale and transfer on the terms and conditions set forth herein on the Transfer Date to either the Corporation or one or more Third Party Transferees and in such number and class(es)/series of Equity Interests as determined by the Board in good faith (following consultation with reputable outside and independent gaming regulatory counsel) pursuant to a resolution adopted by a majority of the directors of the Board; provided that any such sale or transfer shall occur subject to the following and shall not occur (and a Transfer Notice shall not be sent, and the Transfer Date shall be extended accordingly) until the later to occur of: (i) the delivery to such Person of a copy of a resolution duly adopted by the affirmative vote of a majority of the directors of the Board at a meeting thereof called and held for the purpose (after providing reasonable notice to such Person and a reasonable opportunity for such Person, together with the counsel of such Person, to be heard before the Board at such meeting and to provide documents and written arguments to the Board a reasonable length of time in advance of such meeting), finding that the Board has determined in good faith (following consultation with reputable outside and independent gaming regulatory counsel) that (A) such Person is an Unsuitable Person, and (B) it is necessary for such Person to sell and transfer such number and class(es)/series of Equity Interests in order for the Corporation or any Affiliated Company to: (1) obtain, renew, maintain or prevent the loss, rejection, rescission, suspension, revocation or non-renewal of a material Gaming License; (2) comply in any material respect with a material Gaming Law; (3) ensure that any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company, or the Corporation’s or any Affiliated Company’s application for, right to the use of, entitlement to, or ability to obtain or retain, any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company, is not precluded, delayed, impeded, impaired, threatened or jeopardized in any material respect; or (4) prevent the imposition of any materially burdensome terms or conditions on any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company, and specifying the reasoning for such determinations in reasonable detail and (ii) conclusion of the arbitration process described below (if applicable); provided further, that in the event that such Person reasonably believes that any of the above-described determinations by the Board were not made in good faith and such disagreement cannot be settled amicably by such Person and the Corporation, and solely to the extent that the Corporation has not received notice (oral or written) from any applicable Gaming Authority that an arbitration process or the time required to resolve such disagreement by arbitration would or is reasonably likely to materially and adversely affect the Corporation’s or any Affiliated Companies’ ability to (1) obtain, renew, maintain or prevent the loss, rejection, rescission, suspension, revocation or non-renewal of a material Gaming License; (2) comply in any material respect with a material Gaming Law; (3) ensure that any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company, or the Corporation’s or any Affiliated Company’s application for, right to the use of, entitlement to, or ability to obtain or retain, any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company, is not precluded, delayed, impeded, impaired, threatened or jeopardized in any material respect; or (4) prevent the imposition of any materially burdensome terms or conditions on any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company, such disagreement with respect to whether the Board’s determination(s) were correct may be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association (“AAA”) rules, by a single independent arbitrator (to be chosen by mutual agreement of the Unsuitable Person and the Board, and if the parties are unable to agree, to be chosen as provided in the AAA rules) in an arbitration process that shall take place in Chicago, Illinois, with each party bearing its own legal fees and expenses, unless otherwise determined by the arbitrator. For the further avoidance of doubt, at the initial meeting described above with respect to whether a Person is an Unsuitable Person, the Board may defer making any such determination in order to conduct further investigation into the matter, but in connection with any future meeting of the Board regarding the matter, such Person shall be provided with reasonable notice and a reasonable opportunity for such Person, together with the counsel of such Person, to be heard before the Board at such meeting and to provide documents and written arguments to the Board a reasonable length of time in advance of such meeting. Following (x) the Board determining in good faith (following consultation with reputable outside and independent gaming regulatory counsel) and in accordance with the foregoing (including such determination being made pursuant to a resolution of the Board adopted by an affirmative vote of a majority of the directors of the Board), that such Person is an Unsuitable Person and it is necessary for such Person to sell and transfer a certain number and class(es)/series of Equity Interests for any of the reasons set forth above, and (y) if applicable, the arbitrator determining that such determinations were correctly made by the Board, the Corporation shall deliver a Transfer Notice to the Unsuitable Person or its Affiliate(s) (as applicable) and shall purchase and/or cause one or more Third Party Transferees to purchase such number and class(es)/series of Equity Interests determined in good faith by the Board in accordance with the foregoing and specified in the Transfer Notice on the Transfer Date and for the Purchase Price set forth in the Transfer Notice (which Purchase Price shall be determined in accordance with the definition of the Purchase Price set forth in this Article XIV); provided that an Unsuitable Person or its Affiliate(s) (as applicable) shall be permitted, during the forty five (45) day period commencing on the date of the Transfer Notice (or before a Transfer Notice is formally delivered), to effect and close a disposition of the number and class(es)/series of Equity Interests specified in the Transfer Notice (or a portion of them) to a Person that the Board determines in good faith (following consultation with reputable outside and independent gaming regulatory counsel) is not an Unsuitable Person, on terms agreed between the Unsuitable Person and such Person (an “Alternate Private Transaction”), it being agreed that in the event that the Board fails to make a determination in good faith that such Person is not an Unsuitable Person within fifteen (15) days from the date on which the Corporation was presented in writing with the identity of such Person and materials reasonably sufficient to make such determination, then the Unsuitable Person shall be entitled to consummate the Alternate Private Transaction with such Person; provided further that, no Unsuitable Person or its Affiliate(s) (as applicable) shall be permitted to consummate an Alternative Private Transaction to the extent any Gaming Authority has provided oral or written notice to the Corporation or any other Person prohibiting such Alternative Private Transaction. In the case of a sale and transfer to the Corporation, from and after the Transfer Date and subject only to the right to receive the Purchase Price for such Equity Interests, such Equity Interests shall, be deemed no longer outstanding and such Unsuitable Person or any Affiliate of such Unsuitable Person shall cease to be a stockholder with respect to such Equity Interests, and all rights of such Unsuitable Person or any Affiliate of such Unsuitable Person therein, other than the right to receive the Purchase Price, shall cease.

(b)    In the case of an Alternate Private Transaction or a transfer to one or more Third Party Transferees otherwise determined by the Board above, from and after the earlier to occur of: (i) the Transfer Date, in the case of a transfer to one or more such Third Party Transferees, or (ii) consummation of an Alternate Private Transaction, subject only to the right to receive the Purchase Price for such Unsuitable Person’s Equity Securities, all rights and entitlements of the Unsuitable Person or any such Affiliates of an Unsuitable Person as a stockholder of the Corporation shall be terminated, including without limitation any such Person shall from such date no longer be entitled to: (i) receive any dividend, payment, distribution or interest with regard to the applicable Equity Interests which has been declared following such date or of which the due payment date according to the applicable declaration is following such date, other than the right to receive the Purchase Price, or (ii) to exercise, directly or indirectly or through any proxy, trustee, or nominee, any voting or other right (including without limitation observer and information rights) conferred by the underlying Equity Interests.

(c)    The closing of a sale and transfer contemplated by clauses (a) and (b) above in this Article XIV other than an Alternate Private Transaction (the “Closing”) shall take place at the principal office of the Corporation or via electronic exchange of documents on the Transfer Date. At the Closing: (i) the Corporation or Third Party Transferee(s) (as applicable), shall deliver the aggregate applicable Purchase Price for the Equity Interests being purchased by each of the foregoing by wire transfer of immediately available funds to the account specified in writing by the Unsuitable Person and (ii) the Unsuitable Person or Affiliate of such Unsuitable Person (as applicable) shall deliver to the Corporation or each such Third Party Transferee (if applicable), such stock powers, assignment instruments and other agreement as are necessary or appropriate to fully convey all right, title and interest in and to the Equity Interests being purchased by each of the foregoing, free and clear of all liens and other encumbrances (other than restrictions on transfer under this Second A&R Certificate of Incorporation, the By-laws of the Corporation, the Investor Rights Agreement and applicable federal and state securities laws). Such stock powers, assignment instruments and other agreements shall be in a form reasonably acceptable to the Corporation and shall include no representations and warranties other than such representations and warranties as to title and ownership of the Equity Interests being sold, due authorization, execution and delivery of reasonably requested documents by the Unsuitable Person or any such Affiliates of such Unsuitable Person (as applicable), and the enforceability of relevant obligations of such party under the relevant documents). The sale and transfer of the applicable Equity Interests shall be effected at the Closing upon delivery of the Purchase Price described in this Section 14.1(c) without regard to the provision by the Unsuitable Person or Affiliate of such Unsuitable Person (as applicable) of the stock powers, assignment instruments and other agreements described above (and subject to their terms described above) and the Corporation may in its sole and absolute discretion execute and deliver such instruments or other documents described above necessary to effect such transfer under such terms (including any stock powers, assignment instruments and other agreements) and deemed by the Corporation in its sole and absolute discretion (acting in good faith) to be necessary or advisable in its name or in the name and on behalf of the Unsuitable Person or any Affiliate of such Unsuitable Person (as applicable) to effect the sale and transfer; provided, however, that the Unsuitable Person or Affiliate of such Unsuitable Person (as applicable) shall continue to have the obligation to the Corporation and the Third Party Transferees, as applicable, to provide such stock powers, assignment instruments and other agreements.

(d)    To the extent that a sale and transfer to one or more Third Party Transferees is determined to be invalid or unenforceable for any reason, the Corporation shall be permitted to redeem or repurchase the Equity Interests owned or controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person (as applicable) for the price and under the terms contemplated by this Article XIV promptly following any such determination.

Section 14.2    Indemnification. Any Unsuitable Person and any Affiliate of an Unsuitable Person that owns or controls Equity Interests shall indemnify and hold harmless the Corporation and its Affiliated Companies for any and all losses, costs and expenses, including attorneys’ costs, fees and expenses reasonably incurred by the Corporation and its Affiliated Companies as a result of, or arising out of, such Unsuitable Person’s or Affiliate’s continuing ownership or control of Equity Interests following the Transfer Date in breach of this Article XIV, the neglect, refusal or other failure to comply in any material respect with the provisions of this Article XIV, or failure to divest itself of any Equity Interests when and in the specific manner required by the Gaming Laws or this Article XIV and by acceptance of its Equity Interests any such Unsuitable Person or Affiliate of an Unsuitable Person shall be deemed to have agreed to so indemnify the Corporation. Notwithstanding anything in this Section 14.2 to the contrary, neither the Corporation nor any of its Affiliated Companies shall have any right to offset against any amount payable or otherwise owed by the Corporation or any of its Affiliated Companies to such Unsuitable Person or its Affiliates under this Article XIV (including, without limitation, the Purchase Price payable or otherwise owed in the event of a transaction contemplated by Section 14.1), any amounts of losses, costs or expenses for which the Corporation or any of its Affiliated Companies are entitled to indemnification under this Section 14.2.

Section 14.3    Non-Exclusivity of Rights. The right of the Corporation to purchase or cause to be purchased Equity Interests pursuant to this Article XIV shall not be exclusive of any other rights the Corporation may have or hereafter acquire under any agreement, provision of this Second A&R Certificate of Incorporation or the By-laws of the Corporation or otherwise. Notwithstanding the provisions of this Article XIV, the Corporation, the Unsuitable Person and any of their Affiliates shall have the right to propose that the parties, immediately upon or following the delivery of the Transfer Notice (subject to the outcome of any applicable arbitration proceeding pursuant to Section 14.1(a)), enter into an agreement or other arrangement (including based on any agreement that may be reached between the applicable Gaming Authority and an Unsuitable Person or its Affiliates in this regard), including, without limitation, a divestiture trust or divestiture plan, which will reduce or terminate an Unsuitable Person’s ownership or control of all or a portion of its Equity Interests over time (and, if such an agreement or arrangement is reached), the terms of such agreement or arrangement as agreed by the Corporation and such Unsuitable Person or Affiliate of such Unsuitable Person (including, without limitation, as to the purchase price at which the Equity Interests can be sold) shall apply and prevail over the terms of this Article XIV).

Section 14.4    Further Actions. Nothing contained in this Article XIV shall limit the authority of the Corporation to take such other action, to the extent permitted by law, as it deems necessary or advisable (including with consultation with reputable outside and independent gaming regulatory counsel) to protect the Corporation or its Affiliated Companies from the denial or threatened denial, loss or threatened loss or delayed issuance or threatened delayed issuance of any material Gaming License of the Corporation or any of its Affiliated Companies, provided that any forced disposal of Equity Interests shall be effected only in accordance with the terms of this Article XIV. In addition, the Corporation may, to the extent permitted by law, from time to time establish, modify, amend or rescind bylaws, regulations, and procedures of the Corporation to the extent they are not inconsistent with the express provisions of this Article XIV for the purpose of determining whether any Person is an Unsuitable Person and for the orderly application, administration and implementation of the provisions of this Article XIV, provided that the provisions of any such bylaws, regulations and procedures shall not be more adverse in any material respect to the stockholders of the Corporation than the provisions of this Article XIV. Such procedures and regulations shall be kept on file with the Secretary of the Corporation, the secretary of its Affiliated Companies and with the transfer agent, if any, of the Corporation and any Affiliated Companies, and shall be made available for inspection and, upon reasonable request, mailed to any record holder of Equity Interests. The Board shall have exclusive authority and power to administer this Article XIV and to exercise all rights and powers specifically granted to the Board or the Corporation, or as may be necessary or advisable in the administration of this Article XIV. Subject to the arbitration provisions set forth in Section 14.1(a), all such actions which are done or made by the Board in compliance with the provisions of this Article XIV shall be final, conclusive and binding on the Corporation and all other Persons; provided, however, the Board may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board as it deems necessary or advisable.

Section 14.5    Legend. The restrictions set forth in this Article XIV shall be noted conspicuously on any certificate evidencing Equity Interests in accordance with applicable law in such manner as may be determined by the Corporation in its sole and absolute discretion.

Section 14.6    Compliance with Gaming Laws. All Persons owning or controlling Equity Securities of the Corporation shall comply with all applicable Gaming Laws which apply to them in their capacity as owners or controllers of the Equity Interests, including any provisions of such Gaming Laws that require such Person to file applications for Gaming Licenses with, and provide information to, the applicable Gaming Authorities in respect of Gaming Licenses held or desired to be held by the Corporation or any Affiliated Companies, subject to any rights that such Persons may have under such Gaming Laws to seek waivers or similar relief from the applicable Gaming Authorities with respect to such requirements to file applications and provide information. Any purported transfer of Equity Interests in violation of Gaming Laws shall be void ab initio.

Section 14.7    Definitions. For the purposes of this Article XIV, the following definitions apply.

“Affiliated Companies” means those partnerships, corporations, limited liability companies, trusts or other entities directly or indirectly controlled by the Corporation including, without limitation, any subsidiary of the Corporation, or intermediary company (as those or similar terms are defined under the Gaming Laws of any applicable Gaming Jurisdictions) controlled by the Corporation, in each case that is registered or licensed under applicable Gaming Laws.

“Equity Interest” means Class A Common Stock, Class V Common Stock or any other equity securities of the Corporation, or securities exchangeable or exercisable for, or convertible into, such other equity securities of the Corporation.

“Gaming” or “Gaming Activities” means the conduct of gaming and gambling activities, race books and sports pools, sports wagering, or the use of gaming devices, equipment and supplies in the operation of a casino, gambling simulcasting facility, card club or other similar enterprise, whether land-based or online, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, cashless wagering systems, mobile gaming systems, inter-casino linked systems, sports wagering systems, interactive or online gaming systems and related and associated equipment, supplies and systems.

“Gaming Authorities” means all international, national, foreign, domestic, federal, state, provincial, regional, local, tribal, municipal and other regulatory and licensing bodies, instrumentalities, departments, commissions, authorities, boards, officials, tribunals and agencies with authority over or responsibility for the regulation of Gaming within any Gaming Jurisdiction.

“Gaming Jurisdictions” means all jurisdictions, domestic and foreign, and their political subdivisions, in which Gaming Activities are or may be lawfully conducted, and in which or from which the Corporation or any of its Affiliated Companies conducts, or reasonably expects to conduct, Gaming Activities which are subject to Gaming Laws.

“Gaming Laws” means all laws, statutes and ordinances pursuant to which any Gaming Authority possesses regulatory, permit and licensing authority over the conduct of Gaming Activities in which the Corporation or any of its Affiliated Companies engages, or the ownership or control of an Interest in any such entity that conducts Gaming Activities, in any Gaming Jurisdiction, all orders, decrees, rules and regulations promulgated thereunder, all written and unwritten policies of the Gaming Authorities with respect to the foregoing and all written and unwritten interpretations by the Gaming Authorities of such laws, statutes, ordinances, orders, decrees, rules, regulations and policies.

“Gaming Licenses” shall mean all licenses, permits, approvals, orders, authorizations, registrations, findings of suitability, franchises, exemptions, waivers, concessions and entitlements issued by any Gaming Authority necessary for or relating to the conduct of Gaming Activities by the Corporation or any Affiliated Company or the ownership or control by any Person of an Interest in any of the foregoing entities, to the extent that it conducts or reasonably expects in good faith to conduct Gaming Activities.

“Interest” means the capital stock or other securities of the Corporation or any Affiliated Company or any other interest or financial or other stake therein, including, without limitation, the Equity Interests.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Purchase Price” means the fair value of the applicable Equity Interests based on the per share value of such Equity Interests as determined by the Board in good faith (it being agreed that in case of shares of Class A Common Stock or shares of Preferred Stock of the Corporation that are listed on a national securities exchange, such fair value per share shall be the average of the Volume Weighted Average Share Price of such share for the twenty (20) consecutive trading days preceding the date on which the Transfer Notice in respect of such Equity Interests is delivered by the Corporation to the Unsuitable Person or Affiliate of such Unsuitable Person (as applicable), if such information is available).

“Third Party Transferees” means one or more third parties determined in accordance with the procedures set forth in Section 14.1(a) of this Second A&R Certificate of Incorporation to purchase some or all of the Equity Interests to be sold and transferred in accordance with a Transfer Notice and the terms of this Second A&R Certificate of Incorporation.

“Transfer Date” means the date specified in the Transfer Notice as the date on which the Equity Interests owned or controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person (as applicable) are to be sold and transferred to the Corporation or one or more Third Party Transferees in accordance with Article XIV of this Second A&R Certificate of Incorporation, which date shall be no less forty-six (46) days and no later than seventy-five (75) days after the date of the Transfer Notice.

“Transfer Notice” means a notice of transfer delivered by the Corporation to an Unsuitable Person or an Affiliate of an Unsuitable Person (as applicable) if the Board deems it necessary or advisable, to cause such Unsuitable Person’s or Affiliate’s (as applicable) Equity Interests to be sold and transferred pursuant to Article XIV of this Second A&R Certificate of Incorporation. Each Transfer Notice shall set forth (i) the Transfer Date, (ii) the number and class/series of Equity Interests to be sold and transferred, (iii) the Purchase Price with respect to each class/series of such Equity Interests which will be determined in accordance with the terms of Article XIV of this Second A&R Certificate of Incorporation, (iv) the place where any certificates for such Equity Interests shall be surrendered, and (v) any other reasonable requirements of surrender of the Equity Interests imposed in good faith by the Corporation, including how certificates representing such Equity Interests are to be endorsed, if at all.

“Unsuitable Person” means a stockholder who (i) fails or refuses to file an application within thirty (30) days (or such other period imposed by any Gaming Authority) after having been requested in writing and in good faith to do the same by the Corporation (based on consultation with independent gaming regulatory counsel), or has withdrawn or requested the withdrawal of a pending application (other than for technical reasons with the intent to promptly file an amended application following such withdrawal), to be found suitable by any Gaming Authority or for any Gaming License, in each case, when such finding of suitability or Gaming License is required by Gaming Laws or Gaming Authorities for the purpose of obtaining a material Gaming License for, or compliance with material Gaming Laws by, the Corporation or any Affiliated Company, (ii) is denied or disqualified from eligibility for any material Gaming License by any Gaming Authority, (iii) is determined by a Gaming Authority in any material Gaming Jurisdiction to be unsuitable to own or control any Equity Interests, or be Affiliated, associated or involved with a Person engaged in Gaming Activities, (iv) is determined by a Gaming Authority to have caused in whole or in part any material Gaming License of the Corporation or any Affiliated Company to be lost, rejected, rescinded, suspended, revoked or not renewed by any Gaming Authority, or to have caused in whole or in part the Corporation or any Affiliated Company to be threatened in writing by any Gaming Authority with the loss, rejection, rescission, suspension, revocation or non-renewal of any material Gaming License, or (v) is reasonably likely to (A) preclude or materially delay, impede, impair, threaten or jeopardize (1) any material Gaming License held or desired in good faith to be held by the Corporation or any Affiliated Company or (2) the Corporation’s or any Affiliated Company’s application for, right to the use of, entitlement to, or ability to obtain or retain, any material Gaming License held or desired in good faith to be field by the Corporation or any Affiliated Company, or (B) cause or otherwise be reasonably likely to result in the imposition of any materially burdensome terms or conditions on any material Gaming License held or desired to be held by the Corporation or any Affiliated Company.

“Volume Weighted Average Share Price” means the volume-weighted average share price of the Class A Common Stock (or, if applicable, share of Preferred Stock of the Corporation) as displayed on the Corporation’s page on Bloomberg (or any successor service) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such trading day.

[Signature Page Follows]

IN WITNESS WHEREOF, Rush Street Interactive, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●], [●].

RUSH STREET INTERACTIVE, INC.

By:
Name:
Title:

EXHIBIT B

BUYER A&R BYLAWS

(See attached)

AMENDED AND RESTATED

BY-LAWS

OF

RUSH STREET INTERACTIVE, INC.

ARTICLE I

OFFICES

Section 1.1 Registered Office. The registered office of Rush Street Interactive, Inc. (the "Corporation") shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation's registered agent in Delaware.

Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the "Board") may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such date, and at such time and place, if any, within or without the State of Delaware, or by means of remote communications, including by webcast, pursuant to Section 2.12(c)(ii), as may be designated from time to time by the Board. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled.

Section 2.2 Special Meetings. Except as otherwise required by the General Corporation Law of the State of Delaware (the "DGCL") or required or permitted by the certificate of incorporation of the Corporation (as amended, restated, modified or supplemented from time to time, the "Certificate of Incorporation"), and subject to the rights of the holders of any class or series of Preferred Stock (as defined in the Certificate of Incorporation), special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer. Special meetings may be held either at a place, within or without the State of Delaware, or by means of remote communications, including by webcast, pursuant to Section 2.12(c)(ii) as the Board may determine. The Board may postpone, reschedule or cancel any special meeting of stockholders previously scheduled.

Section 2.3 Notice of Meetings. Except as otherwise provided by the DGCL, the Certificate of Incorporation or these By-Laws, notice of the date, time, place (if any), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders shall be given not more than sixty (60), nor less than ten (10), days previous thereto (unless a different time is specified by law), to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 2.4 Quorum; Adjournments. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided herein, by applicable law or by the Certificate of Incorporation; but if at any meeting of stockholders there shall be less than a quorum present, the chairman of the meeting or, by a majority in voting power thereof, the stockholders present (either in person or by proxy) may, to the extent permitted by law, adjourn the meeting from time to time without further notice other than announcement at the meeting of the date, time and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person and vote at such adjourned meeting, until a quorum shall be present or represented. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. At any adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the original meeting. Notice need not be given of any adjourned meeting if the time, date and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than sixty (60) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

Section 2.5 Organization of Meetings. The Chairman of the Board, or in the absence of the Chairman of the Board, or at the Chairman of the Board's discretion, the Chief Executive Officer, or in the Chief Executive Officer's absence or at the Chief Executive Officer's discretion, any officer of the Corporation, shall call all meetings of the stockholders to order and shall act as chairman of any such meetings. The Secretary of the Corporation or, in such officer's absence, an Assistant Secretary, shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chairman of the meeting shall appoint a secretary of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board prior to the meeting, the chairman of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening the meeting and adjourning the meeting (whether or not a quorum is present), announcing the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote, imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, establishing procedures for the transaction of business at the meeting (including the dismissal of business not properly presented), maintaining order at the meeting and safety of those present, restricting entry to the meeting after the time fixed for commencement thereof and limiting the circumstances in which any person may make a statement or ask questions at any meeting of stockholders. Unless and to the extent determined by the Board or the

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chairman over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.6	Proxies .

(i)At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, subject to applicable law. Without limiting the manner in which a stockholder may authorize another person or persons to act for the stockholder as proxy pursuant to the DGCL, the following shall constitute a valid means by which a stockholder may grant such authority: (1) a stockholder may execute a writing authorizing another person or persons to act for the stockholder as proxy, and execution of the writing may be accomplished by the stockholder or the stockholder's authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; or (2) a stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing by means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period; provided that any such means of electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. If it is determined that such electronic transmissions are valid, the inspector or inspectors of stockholder votes or, if there are no such inspectors, such other persons making that determination shall specify the information upon which they relied.

(b)A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

(c)Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding paragraphs of this Section 2.6 (including any electronic transmission) may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d)Proxies shall be filed with the secretary of the meeting prior to or at the commencement of the meeting to which they relate.

Section 2.7 Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which by express provision of the Certificate of Incorporation, the Investor Rights Agreement (as defined in the Certificate of Incorporation), these By- Laws or the DGCL a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required and a quorum is present, the affirmative vote of a majority of the votes

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cast by shares of such class or series or classes or series shall be the act of such class or series or classes or series, unless the question is one upon which by express provision of the Certificate of Incorporation, the Investor Rights Agreement, these By-Laws or the DGCL a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.8 Fixing Record Date.

(a)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty

(60)nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change or conversion or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(c)Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 2.9 Consents in Lieu of Meeting. At any time when action by one or more classes or series of stockholders of the Corporation is permitted to be taken by written consent pursuant to the terms and limitations set forth in the Certificate of Incorporation, the provisions of this section shall apply. All consents properly delivered in accordance with the Certificate of Incorporation and the DGCL shall be

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deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by the DGCL, written consents signed by the holders of a sufficient number of shares to take such corporate action are so delivered to the Corporation in accordance with the applicable provisions of the DGCL. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in the applicable provisions of the DGCL. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 2.10 List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten

(10)days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten

(10)days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.11 Inspectors. The Board, in advance of all meetings of the stockholders, may, and shall if required by law, appoint one or more inspectors of stockholder votes, who may be employees or agents of the Corporation or stockholders or their proxies, but who shall not be directors of the Corporation or candidates for election as directors. In the event that one or more inspectors of stockholder votes previously designated by the Board fails to appear or act at the meeting of stockholders, the chairman of

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the meeting may appoint one or more inspectors of stockholder votes to fill such vacancy or vacancies. Inspectors of stockholder votes appointed to act at any meeting of the stockholders, before entering upon the discharge of their duties, shall take and sign an oath to faithfully execute the duties of inspector of stockholder votes with strict impartiality and according to the best of their ability and the oath so taken shall be subscribed by them. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

Section 2.12 Conduct of Meetings

(a)Annual Meetings of Stockholders.

(i)Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) as provided in the Investor Rights Agreement, (b) pursuant to the Corporation's notice of meeting (or any supplement thereto) delivered pursuant to Section 2.3, (c) by or at the direction of the Board or any authorized committee thereof or (d) by any stockholder of the Corporation who is entitled to vote on such election or such other business at the meeting, who has complied with the notice procedures set forth in subparagraphs (ii) and (iii) of this Section 2.12(a) and who was a stockholder of record at the time such notice was delivered to the Secretary of the Corporation.

(ii)(A) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (d) of Section 2.12(a)(i), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (even if such matter is already the subject of any notice to the stockholders or a public announcement from the Board), and, in the case of business other than nominations of persons for election to the Board, such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is scheduled for more than thirty (30) days before, or more than seventy (70) days following, such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not later than the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of the application of Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision), the date for notice specified in this Section 2.12(a)(iii) shall be the earlier of the date calculated as hereinbefore provided or the date specified in paragraph (c)(1) of Rule 14a-4. For purposes of the first annual meeting of stockholders following the adoption of these By-Laws, the date of the preceding year's annual meeting shall be deemed to be [•] of the preceding calendar year. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a

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stockholder's notice as described above. For the avoidance of doubt, a stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these By-Laws. Notwithstanding anything in this Section 2.12(a)(iii) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 100 calendar days prior to the first anniversary of the preceding year's annual meeting of stockholders, then a stockholder's notice required by this Section 2.12 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Corporation.

(iii)Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder's and/or beneficial owner's acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder's and/or beneficial owner's acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any

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agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, "proponent persons"); and

(e)a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be

(i)to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this Section 2.12(a)(iii) or Section 2.12(b)) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update or supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or any adjournment or postponement thereof) and not later than five

(5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(A)The foregoing notice requirements of this Section 2.12(a)(iii) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.12(a)(iii) shall be deemed to affect any rights of stockholders to

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request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(iv)Notwithstanding anything in the second sentence of Section 2.12(a)(iii)(A) to the contrary, in the event that the number of directors to be elected to the Board is increased, effective after the time period for which nominations would otherwise be due under Section 2.12(a)(ii), and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which a public announcement of such increase is first made by the Corporation.

(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 2.3. At any time that the stockholders are not prohibited from filling vacancies or newly created directorships on the Board, nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board or a committee thereof, (b) as provided in the Investor Rights Agreement or (c) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote on such election at the meeting, who has complied with the notice procedures set forth in this Section 2.12 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting if the stockholder's notice as required by Section 2.12(a)(ii) is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

(c)General.

(i)(A) Only persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.12 and, if any proposed nomination or business is not in compliance with this Section 2.12, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.

(B)Notwithstanding the foregoing provisions of this Section 2.12, if the stockholder (or a qualified representative of the stockholder) does not appear

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at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.12, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii)If authorized by the Board in its sole discretion, and subject to such rules, regulations and procedures as the Board may adopt, stockholders of the Corporation and proxyholders not physically present at a meeting of stockholders of the Corporation may, by means of remote communication participate in a meeting of stockholders of the Corporation and be deemed present in person and vote at a meeting of stockholders of the Corporation whether such meeting is to be held at a designated place or solely by means of remote communication; provided, however, that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder of the Corporation or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders of the Corporation and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders of the Corporation, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder of the Corporation or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

(iii)For purposes of this Section 2.12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or otherwise disseminated in a manner constituting "public disclosure" under Regulation FD promulgated by the Securities and Exchange Commission.

(iv)No adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new notice (or extend any notice time period) of such meeting for purposes of this Section 2.12, and in order for any notification required to be delivered by a stockholder pursuant to this Section 2.12 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(v)Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12; provided, however, that, to the fullest extent permitted by law, any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.12 (including clause (d)

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of Section 2.12(a)(i) and Section 2.12(b) hereof), and compliance with clause (d) of Section 2.12(a)(i) and Section 2.12(b) shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in this Section 2.12 shall apply to the right, if any, of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

(vi)Notwithstanding anything to the contrary contained herein, for as long as the Investor Rights Agreement (as defined in the Certificate of Incorporation) remains in effect with respect to the Parties (as defined in the Certificate of Incorporation) (the "Investor Rights Agreement Parties"), the Investor Rights Agreement Parties (to the extent then subject to the Investor Rights Agreement) shall not be subject to the notice procedures set forth in Section 2.12(a)(ii), Section 2.12(a)(iii) or Section 2.12(b) with respect to any annual or special meeting of stockholders to the extent necessary to effect the transactions and rights set forth in the Investor Rights Agreement.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 Number; Election; Quorum; Voting. The Board shall consist, subject to the Certificate of Incorporation and the Investor Rights Agreement or any certificate of designation with respect to any series of Preferred Stock, of such number of directors as shall from time to time be fixed exclusively by resolution adopted by the Board. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships and except as otherwise expressly provided in the Certificate of Incorporation or the Investor Rights Agreement) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of such directors in accordance with the terms of the Certificate of Incorporation the Investor Rights Agreement, as applicable. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business. Except as otherwise provided by law, these By-Laws, by the Certificate of Incorporation or by the Investor Rights Agreement, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. Directors need not be stockholders.

Section 3.2 Vacancies. Subject to the Certificate of Incorporation and the Investor Rights Agreement, unless otherwise required by the DGCL or Section 3.4, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, removal (including pursuant to the terms of the Certificate of Incorporation), retirement, disqualification or otherwise) shall be filled only by a majority of the directors then in office, although less than a quorum, by any authorized committee of the Board or by a sole remaining director.

Section 3.3 Meetings of the Board. Meetings of the Board shall be held at such place, if any, within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the notice of any meeting. Regular meetings of the Board shall be held at such times as may from time to time be fixed by resolution of the Board and special meetings may be held at any time upon the call of the Chairman of the Board, the Chief Executive Officer, or by a majority of the total number of directors then in office, by written notice, including facsimile, e-mail or other means of electronic transmission, duly served on or sent and delivered to each director in accordance with Section 11.2. Notice of each special meeting of the Board shall be given, as provided in Section 11.2, to each director (i) at least twenty-four (24) hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two (2) days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five (5) days before the meeting if such notice is sent through the United States

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mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. The notice of any meeting need not specify the purposes thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place, if any, at which such meeting is held. Notice need not be given of regular meetings of the Board held at times fixed by resolution of the Board. Notice of any meeting need not be given to any director who shall attend such meeting (except when the director attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 3.4 Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, and other features of such directorships shall be governed by the terms of the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the total number of directors fixed by the Board pursuant to the Certificate of Incorporation and these By-Laws. Except as otherwise expressly provided in the terms of such series, the number of directors that may be so elected by the holders of any such series of stock shall be elected for terms expiring at the next annual meeting of stockholders, and vacancies among directors so elected by the separate vote of the holders of any such series of Preferred Stock shall be filled by the affirmative vote of a majority of the remaining directors elected by such series, or, if there are no such remaining directors, by the holders of such series in the same manner in which such series initially elected a director.

Section 3.5 Committees. The Board may from time to time establish one or more committees of the Board to serve at the pleasure of the Board, which shall be comprised of such members of the Board, subject to the Investor Rights Agreement, and have such duties as the Board shall from time to time determine. Any director may belong to any number of committees of the Board. Subject to the Certificate of Incorporation and the Investor Rights Agreement, the Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, subject to the Investor Rights Agreement. Subject to the Certificate of Incorporation and the Investor Rights Agreement, unless otherwise provided in the Certificate of Incorporation, these By-Laws or the resolution of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to a subcommittee any or all of the powers and authority of the committee. Any such committee, to the extent provided in the resolution of the Board establishing such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters:

(a)approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any By-Law of the Corporation. Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event

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one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member's alternate, if alternates are designated by the Board, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 3.6 Consent in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing (including by electronic transmission), and the writing or writings (including any electronic transmission or transmissions) are filed with the minutes of proceedings of the Board.

Section 3.7 Telephonic Meetings. The members of the Board or any committee thereof may participate in a meeting of such Board or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such a meeting.

Section 3.8 Compensation. The Board may establish policies for the compensation of directors and for the reimbursement of the expenses of directors, in each case, in connection with services provided by directors to the Corporation.

ARTICLE IV

OFFICERS

Section 4.1 Officers. The Board shall elect officers of the Corporation, including a Chief Executive Officer, a President and a Secretary. The Board may also from time to time elect such other officers as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. Any Vice President may be designated Executive, Senior or Corporate, or may be given such other designation or combination of designations as the Board or the Chief Executive Officer may determine. Any two or more offices may be held by the same person. The Board may also elect or appoint a Chairman of the Board, who may or may not also be an officer of the Corporation. The Board may elect or appoint co-Chairmen of the Board, co-Presidents or co-Chief Executive Officers and, in such case, references in these By-Laws to the Chairman of the Board, the President or the Chief Executive Officer shall refer to either such co-Chairman of the Board, co-President or co-Chief Executive Officer, as the case may be.

Section 4.2 Term; Removal. All officers of the Corporation elected by the Board shall hold office for such terms as may be determined by the Board or, except with respect to his or her own office, the Chief Executive Officer, or until their respective successors are chosen and qualified or until his or her earlier resignation or removal. Any officer may be removed from office at any time either with or without cause by the Board, or, in the case of appointed officers, by the Chief Executive Officer or any elected officer upon whom such power of removal shall have been conferred by the Board.

Section 4.3 Powers. Each of the officers of the Corporation elected by the Board or appointed by an officer in accordance with these By-Laws shall have the powers and duties prescribed by law, by these By-Laws or by the Board and, in the case of appointed officers, the powers and duties prescribed by

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the appointing officer, and, unless otherwise prescribed by these By-Laws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4.4 Delegation. Unless otherwise provided in these By-Laws, in the absence or disability of any officer of the Corporation, the Board or the Chief Executive Officer may, during such period, delegate such officer's powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.

ARTICLE V

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 5.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or any other type whatsoever (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, manager, officer, employee, agent or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; except as provided in Section 5.3 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 5.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 5.1, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article V (which shall be governed by Section 5.3) (hereinafter an "advancement of expenses"); provided, however, that, if (x) the DGCL requires or (y) in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined after final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to indemnification under this Article V or otherwise.

Section 5.3 Right of Indemnitee to Bring Suit. If a claim under Section 5.1 or Section 5.2 is not paid in full by the Corporation within (i) sixty (60) days after a written claim for indemnification has been received by the Corporation or (ii) twenty (20) days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the

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Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense of the Corporation that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

Section 5.4 Non-Exclusivity of Rights; Indemnification by Other Persons.

(a)The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article V, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article V, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee's capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(b)Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation or as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise at the request of the indemnitee-related entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article V, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation against or contribution by the indemnitee-related entities and no right of advancement, indemnification or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation under this Article V. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to

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secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee- related entities shall be third-party beneficiaries with respect to this Section 5.4(b), entitled to enforce this Section 5.4(b). For purposes of this Section 5.4(b), the following terms shall have the following meanings:

(i)The term "indemnitee-related entities" means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation's request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.

(ii)The term "jointly indemnifiable claims" shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the indemnitee- related entities and the Corporation pursuant to applicable law, any agreement, certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

Section 5.5 Contract Rights. The rights conferred upon indemnitees in this Article V shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article V that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 5.6 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 5.7 Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VI

CORPORATE BOOKS

Section 6.1 Corporate Books. The books of the Corporation may be kept inside or outside of the State of Delaware at such place or places as the Board may from time to time determine.

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ARTICLE VII

CHECKS, NOTES, PROXIES, ETC.

Section 7.1 Checks, Notes, Proxies, Etc. All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board or such officer or officers who may be delegated such authority. Proxies to vote and consents with respect to securities of other corporations or other entities owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, or by such officers as the Chairman of the Board, the Chief Executive Officer or the Board may from time to time determine.

ARTICLE VIII

SHARES AND OTHER SECURITIES OF THE CORPORATION

Section 8.1 Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 8.2 Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by any two authorized officers of the Corporation, which authorized officers shall include, without limitation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 8.3 Lost, Destroyed or Wrongfully Taken Certificates.

(a)If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b)If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall, to the fullest extent permitted by law, be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 8.4 Transfer of Stock.

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(a)Transfers of record of shares of stock of the Corporation shall be made only upon the books administered by or on behalf of the Corporation and only upon proper transfer instructions, including by Electronic Transmission, pursuant to the direction of the registered holder thereof, such person's attorney lawfully constituted in writing, or from an individual presenting proper evidence of succession, assignment or authority to transfer the shares of stock; or, in the case of stock represented by certificate(s) upon delivery of a properly endorsed certificate(s) for a like number of shares or accompanied by a duly executed stock transfer power.

(b)The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 8.5 Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 8.6 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE IX

FISCAL YEAR

Section 9.1 Fiscal Year. The fiscal year of the Corporation shall end on the Sunday of each calendar year that is closest to December 31, unless otherwise determined by resolution of the Board.

ARTICLE X

CORPORATE SEAL

Section 10.1 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation. In lieu of the corporate seal, when so authorized by the Board or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Notice. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these By-Laws, notice of any meeting need not be given to any person who shall attend such meeting (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not

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lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 11.2 Means of Giving Notice. Except as otherwise set forth in any applicable law or any provision of the Certificate of Incorporation or these By-Laws, notice of any meeting shall be given by the following means:

(a)Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows:

(i)if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b)Electronic Transmission. "Electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(c)Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By-Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder's consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(d)Exceptions to Notice Requirements.

(i)Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By-Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to

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all persons entitled to receive notice except such persons with whom communication is unlawful.

(ii)Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By-Laws, to any stockholder to whom (x) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (y) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230 (b) of the DGCL. The exception in subsection (x) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 11.3 Headings. Section headings in these By-Laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 11.4 Conflicts. In the event that any provision of these By-Laws is or becomes inconsistent with any provision of the Certificate of Incorporation or the DGCL, the provision of these By- laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE XII

AMENDMENTS

Section 12.1 Amendments. Subject to the terms of the Investor Rights Agreement, these By- Laws may be made, amended, altered, changed, added to or repealed as set forth in the Certificate of Incorporation.

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EXHIBIT C

FOUNDER HOLDERS FORFEITURE AGREEMENT

(See attached)

FOUNDER HOLDERS FORFEITURE AGREEMENT

[•], 2020

dMY Technology Group, Inc.

1180 North Town Center Drive, Suite 100

Las Vegas NV 89144

Rush Street Interactive GP, LLC

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois 60611 Attention: Neil Bluhm, Greg Carlin

Email: neilb@lambll.com, gcarlin@rushst.com

Re: Forfeiture of Founder Holders' Buyer Class A Common Stock

Ladies and Gentlemen:

Reference is made to that certain Business Combination Agreement (the "Combination Agreement"), dated as of July 27, 2020, by and among dMY Technology Group, Inc., a Delaware corporation (the "Buyer"), Rush Street Interactive, LP, a Delaware limited partnership (the "Company"), dMY Sponsor, LLC, a Delaware limited liability company (the "Sponsor"), the sellers set forth on the signatures pages thereto (collectively, the "Sellers" and each, a "Seller") and Rush Street Interactive GP, LLC, in its capacity as the Sellers' Representative thereunder (in such capacity, the "Sellers' Representative"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Combination Agreement.

In order to induce the Company, the Buyer and the Sellers to consummate the transactions contemplated by the Combination Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer, Sponsor, Darla Anderson ("Anderson"), Francesca Luthi ("Luthi"), Charles E. Wert ("Wert" and together with Sponsor, Anderson and Luthi, the "Founder Holders"), and the Sellers' Representative hereby agree to enter into this letter agreement (this "Letter Agreement"), and hereby agree as follows:

1.Forfeiture by Founder Holders.

(a)On the date on which the Company Transaction Expenses are finally determined in accordance with Section 2.3 of the Combination Agreement, up to one million two hundred five thousand nine hundred thirty-seven (1,205,937) shares of Buyer Class A Common Stock held by, or beneficially owned by, the Founder Holders, consisting of two hundred fifty-four thousand three hundred sixty-one (254,361) Founder Holders Earnout Shares and nine hundred fifty-one thousand five hundred seventy-six (951,576) shares of Buyer Class A Common Stock that are not Founder Holders Earnout Shares (collectively, the "Founder Holders Forfeiture Shares" and each Founder Holder's portion of the Founder Holders Forfeiture Shares (determined on a Pro Rata Basis), the "Applicable Founder Holder's Forfeiture Shares"), shall be automatically forfeited by the Founder Holders to the Buyer for no consideration and automatically cancelled in accordance with Section 1(b) and Section 2.

(b)Notwithstanding anything herein to the contrary, (i) any Founder Holders Forfeiture Shares forfeited pursuant to Section 2 shall be forfeited among the Founder Holders on a Pro Rata Basis, and (ii) with respect to a given Founder Holder, (x) 21.09 of the Founder Holders Forfeiture Shares forfeited pursuant to Section 2 shall be Founder Holders Earnout Shares and (y) the remainder of the Founder Holders Forfeiture Shares forfeited pursuant to Section 2 shall be shares of Buyer Class A

Common Stock. Any Founder Holders Forfeiture Shares forfeited pursuant to this Section 1(b) shall be cancelled for no consideration and any certificates representing such Founder Holders Forfeiture Shares so forfeited shall be cancelled; provided, that to the extent any such certificate represents shares in addition to a Founder Holders Forfeiture Share, which shares are not forfeited pursuant to the terms hereof, the Company shall reissue such certificate with respect to the shares not so forfeited.

2.Calculation of Forfeited Founder Holders Forfeiture Shares. The number of Founder Holders Forfeiture Shares to be forfeited by the Founder Holders in accordance with Section 1(b) shall be calculated as follows:

(a)if the sum of (i) Aggregate Available Cash as determined as of 11:59 p.m. New York time on the Post-Closing Financing End Date plus (ii) the amount, if any, by which Company Transaction Expenses exceeded the Company Transaction Expense Cap (as finally determined in accordance with Section 2.3 of the Combination Agreement) (such sum, the "Total Measureable Cash Amount") is less than or equal to one hundred sixty million dollars ($160,000,000), then one hundred percent (100%) of the Founder Holders Forfeiture Shares shall be automatically forfeited by the Founder Holders (on a Pro Rata Basis in accordance with Section 1(b)) to the Buyer for no consideration and canceled;

(b)if the Total Measureable Cash Amount is greater than one hundred sixty million dollars ($160,000,000), but less than two hundred forty-five million dollars ($245,000,000), then that number of Founder Holders Forfeiture Shares equal to (i) the Total Measureable Cash Forfeiture Percentage multiplied by (ii) the total number of Founder Holders Forfeiture Shares shall be automatically forfeited by the Founder Holders (on a Pro Rata Basis in accordance with Section 1(b)) to the Buyer for no consideration and canceled; and

(c)if the Total Measureable Cash Amount is equal to or greater than two hundred forty-five million dollars ($245,000,000), then none of the Founder Holders Forfeiture Shares shall be forfeited by the Founder Holders.

3.Definition of "Total Measurable Cash Forfeiture Percentage." For purposes of this Letter Agreement, "Total Measureable Cash Forfeiture Percentage" means quotient of, represented as a percentage, (i) the difference of (x) two hundred forty-five million dollars ($245,000,000) minus (y) the Total Measureable Cash Amount divided by (ii) eighty-five million dollars ($85,000,000); provided that in no event may the Total Measureable Cash Forfeiture Percentage be less than zero percent (0%) or exceed one hundred percent (100%).

4.Transfer. Prior to the final determination of the number of Founder Holders Forfeiture Shares to be forfeited in accordance with this Agreement (if any), the Founder Holders shall not, directly or indirectly, transfer or otherwise dispose of any of the Founder Holders Forfeiture Shares, other than as may be expressly permitted by the Investor Rights Agreement and the Buyer A&R Certificate of Incorporation.

5.Founder Holder Representations. Each Founder Holder (as to itself and not any other Founder Holder), severally and not jointly, hereby represents and warrants to the Buyer and the Sellers'

Representative, as of the date hereof, that such Founder Holder owns, and holds of record, all of such

Founder Holder's Applicable Founder Holder's Forfeiture Shares, free and clear of all Liens, other than Securities Liens and such Liens and other obligations imposed by applicable securities Laws, the Combination Agreement, the Buyer A&R Certificate of Incorporation, the Buyer A&R Bylaws and the Investor Rights Agreement.

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6.Assignment. No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of each of the other parties hereto. Any purported assignment in violation of this Section 6 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Buyer and the Founder Holders and their respective successors and assigns.

7.Notices. Any notice, consent, or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be given to the Buyer and the Sellers' Representative in accordance with Section 11.4 of the Combination Agreement, and to the Founder Holders in accordance with the notice information set forth on such Founder Holder's signature page hereto; in each case, unless a party otherwise specifies a different address in a writing delivered to the other parties hereto.

8.Amendments. No amendment of any provision of this Letter Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver of any provision or condition of this Letter Agreement shall be valid unless the same shall be in writing and signed by the party against which such waiver is to be enforced. No waiver by any party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

9.Miscellaneous. Section 11.2 (Waiver of Remedies; Survival of Representations and Warranties), Section 11.8 (Entire Agreement), Section 11.9 (Counterparts; Electronic Delivery), and Section 11.10 (Governing Law; Waiver of Jury Trial; Jurisdiction) of the Combination Agreement are hereby incorporated into this Letter Agreement, mutatis mutandis, as though set out in their entirety in this Section 9.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

BUYER:

DMY TECHNOLOGY GROUP, INC.

By:

Name:

Title:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

SELLERS' REPRESENTATIVE:

RUSH STREET INTERACTIVE GP, LLC

By:

Name:

Title:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

DMY SPONSOR, LLC

By:

Name:

Title:

NOTICE INFORMATION:

Address:

Attention:

Email:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

Name: Darla Anderson

NOTICE INFORMATION:

Address:

Email:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

Name: Francesca Luthi

NOTICE INFORMATION:

Address:

Email:

[Signature Page to Founder Holders Forfeiture Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed as of the date first above written.

FOUNDER HOLDER:

Name:	Charles E. Wert

NOTICE INFORMATION:

Address:

Email:

[Signature Page to Founder Holders Forfeiture Agreement]

ACKNOWLEDGED AND AGREED:

___________________________________

Niccolo de Masi

[Signature Page to Founder Holders Forfeiture Agreement]

ACKNOWLEDGED AND AGREED:

___________________________________

Harry You

[Signature Page to Founder Holders Forfeiture Agreement]

EXHIBIT D

COMPANY A&R LIMITED PARTNERSHIP AGREEMENT

(See attached)

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

RUSH STREET INTERACTIVE, LP

a Delaware limited partnership

Dated as of [•], 2020

________________________

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS AND ANY OTHER APPLICABLE SECURITIES LAWS; AND (II) THE TERMS AND CONDITIONS OF THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

	TABLE OF CONTENTS
ARTICLE I DEFINED TERMS .................................................................................................................................		1
Section 1.1	Definitions ...........................................................................................................................	1
Section 1.2	Interpretation .....................................................................................................................	13
ARTICLE II GENERAL PROVISIONS .................................................................................................................		14
Section 2.1	Formation..........................................................................................................................	14
Section 2.2	Name.................................................................................................................................	14
Section 2.3	Principal Place of Business; Other Places of Business ......................................................	14
Section 2.4	Designated Agent for Service of Process..........................................................................	14
Section 2.5	Term ..................................................................................................................................	14
Section 2.6	No Concerted Action .........................................................................................................	14
Section 2.7	Business Purpose ...............................................................................................................	15
Section 2.8	Powers ...............................................................................................................................	15
Section 2.9	Certificates; Filings...........................................................................................................	15
Section 2.10	Representations and Warranties by the Partners...............................................................	15
Section 2.11	Gaming Laws....................................................................................................................	16
Section 2.12	References to Certain Equity Securities............................................................................	16
ARTICLE III CLASSES OF PARTNERSHIP INTERESTS; CAPITAL CONTRIBUTIONS ........................		17
Section 3.1	Classes of Partnership Interests; Capital Contributions of the Partners............................	17
Section 3.2	Issuances of Additional Partnership Interests ....................................................................	17
Section 3.3	Additional Funds and Capital Contributions .....................................................................	18
Section 3.4	Issuances; Repurchases and Redemptions; Recapitalizations...........................................	18
Section 3.5	No Interest; No Return......................................................................................................	21
Section 3.6	Capital Accounts...............................................................................................................	21
ARTICLE IV DISTRIBUTIONS.............................................................................................................................		21
Section 4.1	Distributions ......................................................................................................................	21
Section 4.2	Tax Distributions ...............................................................................................................	22
Section 4.3	Distributions in Kind .........................................................................................................	22
Section 4.4	Distributions to Reflect Additional Partnership Units .......................................................	22
Section 4.5	Restricted Distributions .....................................................................................................	22
Section 4.6	Use of Distributions..........................................................................................................	22
ARTICLE V ALLOCATIONS.................................................................................................................................		22
Section 5.1	General Allocations ...........................................................................................................	22
Section 5.2	Additional Allocation Provisions......................................................................................	23
Section 5.3	Tax Allocations.................................................................................................................	25
Section 5.4	Other Allocation Rules ......................................................................................................	25
Section 5.5	Earnout Company Units....................................................................................................	25
ARTICLE VI OPERATIONS ...................................................................................................................................		26
Section 6.1	Management ......................................................................................................................	26
Section 6.2	Compensation and Advances............................................................................................	28
Section 6.3	Outside Activities ..............................................................................................................	29
Section 6.4	Transactions with Affiliates..............................................................................................	30
Section 6.5	Liability of Partners; Fiduciary and Other Duties; Indemnification ..................................	30
Section 6.6	Indemnification.................................................................................................................	31
ARTICLE VII RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS ......................................................		32
Section 7.1	Return of Capital...............................................................................................................	32
Section 7.2	Rights of Limited Partners Relating to the Partnership .....................................................	33

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ARTICLE VIII BOOKS AND RECORDS ..............................................................................................................		33
Section 8.1	Books and Records ............................................................................................................	33
Section 8.2	Inspection..........................................................................................................................	33
ARTICLE IX TAX MATTERS ................................................................................................................................		33
Section 9.1	Preparation of Tax Returns ................................................................................................	33
Section 9.2	Tax Elections .....................................................................................................................	33
Section 9.3	Partnership Representative. ...............................................................................................	34
(f)	Withholding Tax Indemnification...................................................................................................	35
ARTICLE X PARTNER TRANSFERS AND WITHDRAWALS .........................................................................		36
Section 10.1	Transfer.............................................................................................................................	36
Section 10.2	Transfer of General Partner's Partnership Interest............................................................	36
Section 10.3	Limited Partners' Rights to Transfer .................................................................................	36
Section 10.4	Substituted Limited Partners.............................................................................................	37
Section 10.5	Assignees..........................................................................................................................	38
Section 10.6	General Provisions............................................................................................................	38
ARTICLE XI ADMISSION OF PARTNERS.........................................................................................................		40
Section 11.1	Admission of Successor General Partner..........................................................................	40
Section 11.2	Partners; Admission of Additional Limited Partners........................................................	40
Section 11.3	Limit on Number of Partners .............................................................................................	41
Section 11.4	Admission.........................................................................................................................	41
ARTICLE XII DISSOLUTION, LIQUIDATION AND TERMINATION..........................................................		41
Section 12.1	No Dissolution..................................................................................................................	41
Section 12.2	Events Causing Dissolution ...............................................................................................	41
Section 12.3	Distribution upon Dissolution...........................................................................................	41
Section 12.4	Rights of Holders..............................................................................................................	43
Section 12.5	Termination .......................................................................................................................	43
Section 12.6	Reasonable Time for Winding-Up....................................................................................	43
ARTICLE XIII AMENDMENTS; MEETINGS.....................................................................................................		43
Section 13.1	Amendments.....................................................................................................................	43
Section 13.2	Procedures for Meetings and Actions of the Partners.......................................................	43
ARTICLE XIV EXCHANGE RIGHTS ...................................................................................................................		44
ARTICLE XV MISCELLANEOUS .........................................................................................................................		49
Section 15.1	Partnership Counsel ...........................................................................................................	49
Section 15.2	Appointment of General Partner as Attorney-in-Fact.......................................................	50
Section 15.3	Arbitration .........................................................................................................................	50
Section 15.4	Accounting and Fiscal Year..............................................................................................	51
Section 15.5	Entire Agreement..............................................................................................................	51
Section 15.6	Further Assurances ............................................................................................................	51
Section 15.7	Notices..............................................................................................................................	52
Section 15.8	Governing Law ..................................................................................................................	52
Section 15.9	Construction......................................................................................................................	52
Section 15.10	Binding Effect...................................................................................................................	52
Section 15.11	Severability.......................................................................................................................	52
Section 15.12	Confidentiality ...................................................................................................................	52
Section 15.13	Consent to Use of Name ....................................................................................................	55
Section 15.14	Consent by Spouse............................................................................................................	55
Section 15.15	Counterparts......................................................................................................................	55
Section 15.16	Survival.............................................................................................................................	55
Section 15.17	Anti-Money Laundering Representations and Undertakings............................................	55
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Schedule I: Equity Ownership

Exhibit A: Capital Contributions

Exhibit B: Notice of Redemption

Exhibit C: Consent by Spouse

Exhibit D: Anti-Money Laundering Representations and Undertakings

AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF RUSH STREET INTERACTIVE, LP

This Amended and Restated Agreement of Limited Partnership of Rush Street Interactive, LP (the "Partnership"), dated as of [•], 2020 is entered into by and among Rush Street Interactive GP, LLC, a Delaware limited liability company (in its capacity as such, the "Predecessor General Partner"), Rush Street Interactive, Inc., a Delaware corporation (formerly known as dMY Technology Group, Inc.) (in its capacity as a Limited Partner, the "Special Limited Partner"), RSI GP LLC, a Delaware limited liability company (in its capacity as the General Partner, the "General Partner"), and the Limited Partners (as defined herein).

WHEREAS, the Partnership was formed as a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Section 17-101, et seq. (as it may be amended from time to time, and any successor to such statute, the "Act"), by the filing of a Certificate of Limited Partnership of the Partnership in the Office of the Secretary of State of the State of Delaware on December 19, 2019 (the "Formation Date");

WHEREAS, the Predecessor General Partner and the Original Limited Partners (as defined herein) entered into that certain Agreement of Limited Partnership of the Partnership, dated as of December 19, 2019 (the "Existing LPA");

WHEREAS, in connection with a series of transactions effected pursuant to that certain Business Combination Agreement, dated as of the date hereof, by and among the Partnership, the Limited Partners, the Special Limited Partner and the other parties thereto (as amended, modified, supplemented or waived from time to time in accordance with its terms, the "Business Combination Agreement") (i) the Special Limited Partner was admitted to the Partnership as the "General Partner" and (ii) the Predecessor General Partner withdrew from the Partnership as general partner; and

WHEREAS, the Special Limited Partner (in its capacity as a Limited Partner and as the General Partner) and the Original Limited Partners (as defined herein) now desire to amend and restate the Original Agreement to read in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:

"Additional Limited Partner" means a Person who is admitted to the Partnership as a Limited Partner pursuant to the Act and Section 11.2, who is shown as such on the books and records of the Partnership, and who has not ceased to be a Limited Partner pursuant to the Act and this Agreement.

"Adjusted Capital Account Deficit" means the deficit balance, if any, in such Partner's Capital Account at the end of any Fiscal Year or other taxable period, with the following adjustments:

(a)credit to such Capital Account any amount that such Partner is obligated to restore under Regulations Section 1.704-1(b)(2)(ii)(c), as well as any addition thereto pursuant to the next to last sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) after taking into account thereunder any changes during such year in Partnership Minimum Gain and Partner Minimum Gain; and

(b)debit to such Capital Account the items described in Regulations Sections 1.704- 1(b)(2)(ii)(d)(4), (5) and (6).

This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

"Affiliate" of any particular Person means any other Person, directly or indirectly, controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member, by contract or otherwise.

"Agreement" means this Amended and Restated Agreement of Limited Partnership of Rush Street Interactive, LP, together with the Schedules and Exhibits hereto, as now or hereafter amended, restated, modified, supplemented or replaced.

"Appraiser FMV" means the fair market value of any Class A Share as determined by an independent appraiser mutually agreed upon by the General Partner and the relevant Exchanging Partner, whose determination shall be final and binding for those purposes for which Appraiser FMV is used in this Agreement. Appraiser FMV shall be the fair market value determined without regard to any discounts for minority interest, illiquidity or other discounts. The cost of any independent appraisal in connection with the determination of Appraiser FMV in accordance with this Agreement shall be borne by the Partnership.

"Assets" means any assets and property of the Partnership, and "Asset" means any one such asset or property.

"Assignee" means a Person to whom a Partnership Interest has been Transferred but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 10.5.

"Assumed Tax Liability" means, with respect to a Partner for a taxable period, an amount equal to the United States federal, state and local income taxes (including applicable estimated taxes) that the General Partner reasonably estimates would be due from such Partner as of such Tax Distribution Date for such taxable period, (i) assuming such Member earned solely the items of income, gain, deduction, loss, and/or credit allocated to such Partner by the Partnership for such taxable period, (ii) assuming that such Partner is subject to tax at the Assumed Tax Rate, and (iii) computed without regard to any increases to the tax basis in the Partnership pursuant to Sections 734(b) or 743(b) of the Code. In the case of the Special Limited Partner, such Assumed Tax Liability shall also be computed without regard to any other step-up in basis for which the Special Limited Partner is required to make payments under the Tax Receivables Agreements. In addition, for the avoidance of doubt, any item of income, gain, loss, or credit earned by the Partnership prior to the Closing Date shall be disregarded for purposes of calculating any Partner's Assumed Tax Liability.

"Assumed Tax Rate" means the higher of the highest combined maximum marginal United States federal, state and local income tax rate ((w) taking into account the tax on net investment income under Section 1411 of the Code, (x) not taking into account any deduction under Code Section 199A or any similar state or local law, (y) taking into account the character (e.g., capital gains or losses, dividends, ordinary income, etc.) of the applicable items of income, and (z) taking into account the deductibility of state and local taxes to the extent applicable), applicable to (A) an individual residing in New York, California or

2

Illinois (whichever results in the application of the highest state and local tax rate) or (B) a corporation doing business in New York, California or Illinois (whichever results in the application of a higher state and local tax rate) during each applicable Fiscal Quarter with respect to such taxable income as determined by the General Partner in good faith (and subject to the approval of the Original Limited Partner Representative).

"Bankruptcy" means, with respect to any Person, the occurrence of any event specified in Section 17-402(a)(4) or (5) of the Act with respect to such Person, and the terms "Bankrupt" has a meanings correlative to the foregoing.

"BBA Rules" means Code Sections 6221 through 6241, together with any guidance issued thereunder or successor provisions and any similar provision of state or local tax laws.

"Board" means the Board of Directors of the Special Limited Partner.

"Board of the General Partner" means Board of Directors of the General Partner, which shall initially consist of Neil Bluhm, Greg Carlin, and Richard Schwartz.

"Business Day" means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

"Capital Account" means, with respect to any Partner, the capital account maintained by the General Partner for such Partner on the Partnership's books and records in accordance with Section 3.6.

"Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Asset (other than money) that such Partner contributes to the Partnership or is deemed to contribute pursuant to Article III. As of the date hereof, each Partner shall be deemed to have made Capital Contributions equal to the Closing Date Capital Account Balance of such Partner set forth next to such Partner's name on Exhibit A hereto.

"Capital Share" means a share of any class or series of stock of the Special Limited Partner now or hereafter authorized, other than a Class A Share or a Class V Share.

"Cash Exchange Class A 5-Day VWAP" means the arithmetic average of the VWAP for each of the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Exchange Notice Date.

"Cash Exchange Payment" means with respect to a particular Exchange (including a Direct Exchange) for which the General Partner, on behalf of the Partnership, or the Special Limited Partner, as applicable, has elected to make a Cash Exchange Payment in accordance with Section 14.1(a)(ii):

(a)if the Class A Shares trade on a National Securities Exchange or automated or electronic quotation system, an amount of cash equal to the product of (x) the number of Class A Shares that would have been received by the Exchanging Partner in the Exchange (or Direct Exchange) for that portion of the Class A Common Units subject to the Exchange set forth in the Cash Exchange Notice if the Partnership or the Special Limited Partner, as applicable, had paid the Stock Exchange Payment with respect to such number of Class A Common Units, and (y) the Cash Exchange Class A 5-Day VWAP;

(b)if the Class A Shares are not then traded on a National Securities Exchange or automated or electronic quotation system, as applicable, an amount of cash equal to the product of (x) the number of Class A Shares that would have been received by the Exchanging Partner in the Exchange (or

3

Direct Exchange) for that portion of the Class A Common Units subject to the Exchange set forth in the Cash Exchange Notice if the Partnership had paid the Stock Exchange Payment with respect to such number of Class A Common Units, for which the General Partner has elected to make a Cash Exchange Payment and (y) the Appraiser FMV of one (1) Class A Share that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller; or

(c)provided that, if a Holder in an Exchange Notice makes an Exchange (including a Direct Exchange) contingent (including as to timing) upon an event determined pursuant to the last sentence of 0, the Cash Exchange Payment shall in no event be less than an amount equal to the product of (x) the number of Class A Shares that would have been received by the Exchanging Partner in the Exchange (or Direct Exchange) for that portion of the Class A Common Units subject to the Exchange set forth in the Cash Exchange Notice if the Partnership had paid the Stock Exchange Payment with respect to such number of Class A Common Units, for which the General Partner has elected to make a Cash Exchange Payment and (y) the amount payable in respect of one (1) Class A Share in the event that the Exchange is made contingent upon.

"Certificate" means the Certificate of Limited Partnership executed and filed in the Office of the Secretary of State of the State of Delaware (and any and all amendments thereto and restatements thereof) on behalf of the Partnership pursuant to the Act.

"Charter" means the certificate of incorporation of the Special Limited Partner, as may be amended, restated, or amended and restated from time to time, within the meaning of Section 104 of the General Corporation Law of the State of Delaware.

"Class A Common Unit" means a fractional share of the Partnership Interests of all Partners issued pursuant to Sections 3.1 and 3.2.

"Class A Share" means a share of Class A common stock of the Special Limited Partner, par value one ten-thousandth of one dollar ($0.0001) per share.

"Class V Share" means a share of Class V voting stock of the Special Limited Partner, par value one ten-thousandth of one dollar ($0.0001) per share.

"Closing Date" means the Closing Date under the Business Combination Agreement.

"Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

"Contributed Asset" means each Asset or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership.

"Controlled Entity" means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person's Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person's Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner or in which such Person or such Person's Family Members or Affiliates hold partnership interests representing at least fifty percent (50%) of such partnership's capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager

4

or managing member or in which such Person or such Person's Family Members or Affiliates hold membership interests representing at least fifty percent (50%) of such limited liability company's capital and profits.

"Debt" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) obligations of such Person as lessee under capital leases.

"De Minimis" shall mean an amount small enough as to make not accounting for it commercially reasonable or accounting for it administratively impractical, in each case as determined by the General Partner.

"Depreciation" means, for each Fiscal Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable under United States federal income tax principles with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

"Disabling Event" means the General Partner ceasing to be the general partner of the Partnership pursuant to Section 17-402 of the Act.

"Earnout Company Units" has the meaning set forth in the Business Combination Agreement. The Earnout Company Units issued and outstanding as of the Closing Date are held by the Holders thereof as set forth on Schedule I attached hereto.

"Equity Plan" means any plan, agreement or other arrangement that provides for the grant or issuance of equity or equity-based awards and that is now in effect or is hereafter adopted by the Partnership or the Special Limited Partner for the benefit of any of their respective employees or other service providers (including directors, advisers and consultants), or the employees or other services providers (including directors, advisers and consultants) of any of their respective Affiliates or Subsidiaries.

"Equity Securities" means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or preferred interests or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

5

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Exchange" means the exchange by the Partnership of Class A Common Units held by a Limited Partner (together with the surrender and cancellation of the same number of outstanding Class V Shares held by such Limited Partner) for either (i) a Stock Exchange Payment or (ii) a Cash Exchange Payment, in each case, in accordance with Section 14.1.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

"Exchange Date" means the latest of (x) the date that is five (5) Business Days after the Exchange Notice Date, (y) the date specified in the Exchange Notice or (z) the date on which a contingency described in Section 14.1(a)(i) that is specified in the Exchange Notice is satisfied.

"Exchange Notice" means a written election in the form of Exhibit B, attached hereto; provided that the Exchange Notice may be modified by, as elected by a Holder, to address any contingency referred to in the last sentence of Section 14.1(a)(i).

"Exchange Notice Date" means, with respect to any Exchange Notice, the date such Exchange Notice is given to the Company in accordance with Section 14.1.

"Exchanged Units" means, with respect to any Exchange (or Direct Exchange), the Class A Common Units being exchanged pursuant to a relevant Exchange Notice, and an equal number of Class V Shares being surrendered or cancelled by the relevant Exchanging Partner.

"Exchanging Partner" means any Limited Partner holding Class A Common Units (other than the Special Limited Partner) whose Class A Common Units are subject to an Exchange (or Direct Exchange).

"Family Members" means, as to a Person that is an individual, such Person's spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person or his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers or sisters (whether by blood, marriage or adoption) are beneficiaries.

"Fiscal Year" has the meaning set forth in Section 15.4.

"Funding Debt" means any Debt incurred by or on behalf of the General Partner or the Special Limited Partner for the purpose of providing funds to the Partnership.

"Gaming Act" shall mean any enacted legislative acts or statutes in jurisdictions in which the Partnership or any of its Subsidiaries operates or is subject to and any rules and regulations (including temporary regulations then applicable) adopted thereunder (as the same may be modified, amended, replaced or superseded from time to time) or any law, rule or regulation governing or regulating gaming or gaming activities of any other jurisdiction which the General Partner determines could reasonably be expected to be applicable to or affect the Partnership or any of its Subsidiaries.

"Gaming Authority" means the federal, state, local and foreign governmental, regulatory and administrative authorities, agencies, boards and officials responsible for or involved in the regulation of gambling, betting and gaming activities (if any) in any jurisdiction.

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"Gaming Laws" means those laws and the rules, regulations, decisions and guidelines promulgated by any Gaming Authority under such laws pursuant to which any Gaming Authority possesses regulatory or licensing authority over gaming within any jurisdiction, including the Gaming Act.

"Gaming License" means all licenses, permits, approvals, authorizations, registrations, findings of suitability, qualifications, franchises and entitlements issued by any Gaming Authority necessary for the lawful conduct of activities under the Gaming Laws.

"General Partner" means RSI GP LLC, a Delaware limited liability company, and/or any additional or successor General Partner(s) designated as such pursuant to the Act and this Agreement, and, in each case, that has not ceased to be a general partner pursuant to the Act and this Agreement, in such Person's capacity as a partner and a general partner of the Partnership.

"General Partnership Interest" means the interest acquired by the General Partner in the Partnership, including the General Partner's right to the benefits to which the General Partner may be entitled as provided in this Agreement or the Act. The General Partnership Interest does not entitle the General Partner (solely in its capacity as the General Partner) to any right to receive, and the General Partner will not receive (solely in its capacity as the General Partner), any distributions under this Agreement (or otherwise from the Partnership) or any allocation of Net Income, Net Losses or other items of income, gain, loss deduction or credits of the Partnership under this Agreement (or otherwise from the Partnership).

"Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(i)The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner (with the approval of the Original Limited Partner Representative) using such reasonable method of valuation as it may adopt.

(ii)The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described below (x) may, except in the case of (ii)(3) and (ii)(5), if and as determined by the General Partner (with the approval of the Original Limited Partner Representative), and

(y)shall, in the case of (ii)(3), and (z) shall, in the case of (ii)(5), except that the General Partner and the Original Limited Partner Representative may elect otherwise, be adjusted to equal their respective gross fair market values (taking Code section 7701(g) into account), using such reasonable method of valuation as it may adopt, as of the following times:

(1)the acquisition of an additional interest in the Partnership (including acquisitions pursuant to Section 3.2 or contributions or deemed contributions by the General Partner pursuant to Section 3.2) by a new or existing Partner in exchange for more than a De Minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(2)the distribution by the Partnership to a Partner of more than a De Minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(3)the liquidation of the Partnership within the meaning of Regulations section 1.704-1(b)(2)(ii)(g);

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(4)the acquisition of an interest in the Partnership by any new or existing Partner upon the exercise of a noncompensatory option in accordance with Regulations Section 1.704-1(b)(2)(iv)(s);

(5)at such other times as the General Partner shall reasonably determine (with the approval of the Original Limited Partner Representative) necessary or advisable in order to comply with Regulations sections 1.704-1(b) and 1.704-2; provided that the adjustments pursuant to clauses (1), (2), and (4) shall only be made if the General Partner reasonably determines (with the approval of the Original Limited Partner Representative) that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership. If any noncompensatory options are outstanding upon the occurrence of an event described in this paragraph (ii) (other than, if applicable, noncompensatory options being exercised that give rise to the occurrence of such event), the Company shall adjust the Gross Asset Values of its properties in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2); and

(6)immediately after the closing of the transactions contemplated by the Recapitalization Agreement and Business Combination Agreement on the Closing Date.

(iii)The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the General Partner (with the approval of the Original Limited Partner Representative) using such reasonable method of valuation as it may adopt.

(iv)The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code section 734(b) or Code section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (iv) to the extent that the General Partner reasonably determines (with the approval of the Original Limited Partner Representative) that an adjustment pursuant to subsection

(ii)above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (iv).

(v)If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (i), subsection (ii) or subsection (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

"Holder" means either (a) a Partner or (b) an Assignee that owns a Partnership Unit.

"Incapacity" or "Incapacitated" means, (a) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (b) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (c) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (d) as to any Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership; (e) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (f) as to any Partner, the Bankruptcy of such Partner.

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"Investor Rights Agreement" means that certain Investor Rights Agreement, dated on or about the date hereof, by and among the Special Limited Partner, the Original Limited Partners and certain other Persons party thereto, as the same may be amended, modified, supplemented or waived from time to time.

"IRS" means the United States Internal Revenue Service.

"Limited Partner" means the Special Limited Partner, the Original Limited Partners and any other Person that is, from time to time, admitted to the Partnership as a limited partner pursuant to the Act and this Agreement, and any Substituted Limited Partner or Additional Limited Partner, each shown as such in the books and records of the Partnership, in each case, that has not ceased to be a limited partner of the Partnership pursuant to the Act and this Agreement, in such Person's capacity as a limited partner of the Partnership.

"Majority in Interest of the Limited Partners" means Partners (excluding the General Partner, the Special Limited Partner and any Controlled Entity of either of them) holding more than fifty percent (50%) of all outstanding Partnership Units held by all Partners (excluding the General Partner, the Special Limited Partner and any Controlled Entity of either of them); provided that if any Partner is, by reason of this Agreement or applicable law, not entitled to vote on or consent to such matter, the Partnership Units held by such Partner shall be excluded for all purposes of such determination (i.e., excluded from both the numerator and denominator).

"Majority in Interest of the Partners" means Partners (including the General Partner, the Special Limited Partner and any Controlled Entity of either of them) holding more than fifty percent (50%) of all outstanding Partnership Units held by all Partners (including the General Partner, the Special Limited Partner and any Controlled Entity of either of them); provided that if any Partner is, by reason of this Agreement or applicable law, not entitled to vote on or consent to such matter, the Partnership Units held by such Partner shall be excluded for all purposes of such determination (i.e., excluded from both the numerator and denominator).

"Minimum Exchange Amount" means a number of Class A Common Units held by an Exchanging Partner equal to the lesser of (x) 1,000 Class A Common Units and (y) all of the Class A Common Units then held by the applicable Exchanging Partner.

"National Securities Exchange" means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act.

"Net Income" or "Net Loss" means, for each Fiscal Year of the Partnership, an amount equal to the Partnership's taxable income or loss for such year, determined in accordance with Code section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(i)Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss" shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

(ii)Any expenditure of the Partnership described in Code section 705(a)(2)(B) or treated as a Code section 705(a)(2)(B) expenditure pursuant to Regulations section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss," shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

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(iii)In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (ii) or subsection (iii) of the definition of "Gross Asset Value," the amount of such adjustment (i.e., the hypothetical gain or loss from the revaluation of the Partnership asset) shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(iv)Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(v)In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year; and

(vi)To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code section 734(b) or Code section 743(b) is required pursuant to Regulations section 1.704- 1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(vii)Notwithstanding any other provision of this definition of "Net Income" or "Net Loss," any item that is specially allocated pursuant to 0 shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to 0 shall be determined by applying rules analogous to those set forth in this definition of "Net Income" or "Net Loss."

"Nonrecourse Deductions" has the meaning set forth in Regulations section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations section 1.704-2(c).

"Nonrecourse Liability" has the meaning set forth in Regulations section 1.752-1(a)(2).

"Optionee" means a Person to whom a stock option is granted under any Equity Plan.

"Original Limited Partner" means any Person that is a Limited Partner as of the consummation of the transactions contemplated by the Business Combination Agreement (including for the avoidance of doubt Rush Street Interactive GP, LLC in its capacity as such), but does not include the Special Limited Partner or any Assignee or other transferee of any Partnership Interest of any Original Limited Partner succeeding to all or any part of such Partnership Interest; provided that with respect to the period on or after the Closing Date, references to "Original Limited Partner" shall also include any Permitted Transferees of such Original Limited Partner.

"Original Limited Partner Representative" means Rush Street Interactive GP, LLC or such other Person as may be appointed from time to time by holders of a majority of Partnership Units held by Original Limited Partners who hold Partnership Units at the time of determination.

"Partner" means the General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

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"Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations section 1.704-2(i)(3).

"Partner Nonrecourse Debt" has the meaning set forth in Regulations section 1.704-2(b)(4).

"Partner Nonrecourse Deductions" has the meaning set forth in Regulations section 1.704-2(i)(1) and 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations section 1.704-2(i)(1) and 1.704-2(i)(2).

"Partnership" means Rush Street Interactive, LP, the limited partnership formed and continued under the Act and pursuant to this Agreement, and any successor thereto.

"Partnership Employee" means an employee of the Partnership or an employee of a Subsidiary of the Partnership, if any.

"Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Partnership Interests. A Partnership Interest may be expressed as a number of Class A Common Units or other Partnership Units.

"Partnership Minimum Gain" has the meaning set forth in Regulations section 1.704-2(b)(2) and is computed in accordance with Regulation section 1.704-2(d).

"Partnership Record Date" means the record date established by the General Partner for the purpose of determining the Partners entitled to notice of or to vote at any meeting of Partners or to consent to any matter, or to receive any distribution or the allotment of any other rights, or in order to make a determination of Partners for any other proper purpose, which, in the case of a record date fixed for the determination of Partners entitled to receive any distribution, shall (unless otherwise determined by the General Partner) generally be the same as the record date established by the Special Limited Partner for a distribution to its stockholders of some or all of its portion of such distribution.

"Partnership Unit" means a Class A Common Unit or any other fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 3.1 or Section 3.2 or Section 3.3. For clarity, the General Partnership Interest is not represented by a Partnership Unit.

"Percentage Interest" means, with respect to each Partner, as to any class or series of Partnership Interests, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Partnership Units of such class or series held by such Partner and the denominator of which is the total number of Partnership Units of such class or series held by all Partners. If not otherwise specified, "Percentage Interest" shall be deemed to refer to Class A Common Units.

"Permitted Transfer" means a Transfer by a Limited Partner of all or part of its Partnership Interest to any Permitted Transferee of such Partner.

"Permitted Transferee" means with respect to any Person, (a) any Family Member of such Person,

(b)any Affiliate of such Person, (c) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (c) who operates or engages in a business which competes with the business of

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the Special Limited Partner or the Partnership) and (d) any Controlled Entity of such Person. Notwithstanding the foregoing, in no event shall any Person who (in the General Partner's determination) is participating or involved in any capacity in any business that is or which the General Partner determines (in good faith) to be competitive with the business of the Partnership and its Subsidiaries be a Permitted Transferee.

"Person" means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

"Qualified Transferee" means an "accredited investor," as defined in Rule 501 promulgated under the Securities Act.

"Recapitalization Agreement" means a recapitalization agreement to be adopted by the Partnership pursuant to which partnership interests of the Partnership as in effect prior to the Closing Date are recapitalized (whether by exchange, merger or otherwise) into Class A Common Units in connection with the transactions contemplated by the Business Combination Agreement.

"Registrable Securities" means the Class A Shares; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (b) such securities are transferred under circumstances in which any legend borne by the certificates for such securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Special Limited Partner; (c) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act; or (d) such securities may be sold to the public in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act by a Person that is not an "affiliate" (as defined in Rule 144) of the Special Limited Partner where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d) of Rule 144 so long as such holding period requirement is satisfied at such time of determination).

"Registration Statement" means any registration statement that the Special Limited Partner is required to file pursuant to the Investor Rights Agreement.

"Regulations" means one or more Treasury regulations promulgated under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

"Restricted Period" means the period commencing on the Closing Date and continuing until the date that is one hundred eighty (180) days after the Closing Date.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Stock Exchange Payment" means, with respect to the portion of any Exchange (or Direct Exchange) for which a Cash Exchange Notice is not delivered by the General Partner, on behalf of the Partnership, a number of Class A Shares equal to the number of Class A Common Units so exchanged.

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"Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

"Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.4.

"Tax Distribution Date" means April 10, June 10, September 10, and December 10 of each calendar year, which shall be adjusted by the General Partner as reasonably necessary to take into account changes in estimated tax payment due dates for U.S. federal income taxes under applicable Law.

"Trading Day" means a day on which the New York Stock Exchange or such other principal United States securities exchange on which the Class A Shares are listed, quoted or admitted to trading and is open for the transaction of business (unless such trading shall have been suspended for the entire day).

"Transfer" means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article X, "Transfer" does not include any Exchange of Class A Common Units by the Partnership, or acquisition of Exchanged Units by the Special Limited Partner, pursuant to Section 14.1. The terms "Transferred" and "Transferring" have correlative meanings.

"VWAP" means the daily per share volume-weighted average price of the Class A Shares on the New York Stock Exchange or such other principal United States securities exchange on which the Class A Shares are listed, quoted or admitted to trading, as displayed under the heading [Bloomberg VWAP]1 on the Bloomberg page designated for the Class A Shares (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, (a) the per share volume- weighted average price of a Class A Share on such Trading Day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours), or (b) if such determination is not feasible, the market price per Class A Share, in either case as determined by a nationally recognized independent investment banking firm retained in good faith for this purpose by the General Partner).

"Warrants" means any warrants to acquire Class A Shares of the Special Limited Partner.

Section 1.2 Interpretation. In this Agreement and in the exhibits hereto, except to the extent that the context otherwise requires:

(a) the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

(b) defined terms include the plural as well as the singular and vice versa;

(c) words importing gender include all genders;

(d) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made under it;

1 Reference to be confirmed.

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(e)any reference to a "day" or a "Business Day" shall mean the whole of such day, being the period of 24 hours running from midnight to midnight;

(f)references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits to, this Agreement;

(g)the words "including" and "include" and other words of similar import shall be deemed to be followed by the phrase "without limitation"; and

(h)unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Formation. The Partnership is a limited partnership previously formed and continued pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided in this Agreement to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Certificate, and all actions taken or to be taken by any person who executed and filed or who executes and files, after the date hereof, the Certificate are hereby adopted and ratified, or authorized, as the case may be.

Section 2.2 Name. The name of the Partnership is "Rush Street Interactive, LP." The Partnership may also conduct business at the same time under one or more fictitious names if the General Partner determines that such is in the best interests of the Partnership. The General Partner may change the name of the Partnership, from time to time, in accordance with applicable law.

Section 2.3 Principal Place of Business; Other Places of Business. The principal business office of the Partnership is located at 900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611, or such other place within or outside the State of Delaware as the General Partner may from time to time designate. The Partnership may maintain offices and places of business at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

Section 2.4 Designated Agent for Service of Process. So long as required by the Act, the Partnership shall continuously maintain a registered office and a designated and duly qualified agent for service of process on the Partnership in the State of Delaware. As of the date of this Agreement, the address of the registered office of the Partnership in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Partnership's registered agent for service of process at such address is Corporation Service Company.

Section 2.5 Term. The term of the Partnership commenced on the Formation Date and such term shall continue until the Partnership is dissolved in accordance with the Act or this Agreement. Notwithstanding the dissolution of the Partnership, the existence of the Partnership shall continue until termination pursuant to this Agreement or as otherwise provided in the Act.

Section 2.6 No Concerted Action. Each Partner hereby acknowledges and agrees that, except as expressly provided herein, in performing its obligations or exercising its rights hereunder, it is acting independently and is not acting in concert with, on behalf of, as agent for, or as joint venturer of, any other Partner. Other than in respect of the Partnership, nothing contained in this Agreement shall be construed as creating a corporation, association, joint stock company, business trust, organized group of persons,

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whether incorporated or not, among or involving any Partner or its Affiliates, and nothing in this Agreement shall be construed as creating or requiring any continuing relationship or commitment as between such parties other than as specifically set forth herein.

Section 2.7 Business Purpose. The Partnership may carry on any lawful business, purpose or activity in which a limited partnership may be engaged under applicable law (including the Act).

Section 2.8 Powers. Subject to the limitations set forth in this Agreement, the Partnership will possess and may exercise all of the powers and privileges granted to it by the Act, by any other applicable law or this Agreement, together with all powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the purpose of the Partnership set forth in Section 2.7.

Section 2.9 Certificates; Filings. The Certificate was previously filed on behalf of the Partnership, in the Office of the Secretary of State of the State of Delaware as required by the Act. The General Partner may execute and file any duly authorized amendments to the Certificate from time to time in a form prescribed by the Act. The General Partner shall also cause to be made, on behalf of the Partnership, such additional filings and recordings as the General Partner shall deem necessary or advisable. If requested by the General Partner, the Limited Partners shall promptly execute all certificates and other documents consistent with the terms of this Agreement necessary for the General Partner to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for (a) the formation and operation of a limited partnership under the laws of the State of Delaware, (b) if the General Partner deems it advisable, the operation of the Partnership as a limited partnership, or partnership in which the Limited Partners have limited liability, in all jurisdictions where the Partnership proposes to operate and (c) all other filings required to be made by the Partnership.

Section 2.10 Representations and Warranties by the Partners.

(a)Each Partner that is an individual (including each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with, each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner's property is bound, or any statute, regulation, order or other law to which such Partner is subject and (ii) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

(b)Each Partner that is not an individual (including each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with, each other Partner that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s) (as the case may be) as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws (as the case may be), any material agreement by which such Partner or any of such Partner's properties or any of its partners, members, beneficiaries, trustees or stockholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or stockholders (as the case may be) is or are subject, and (iii) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

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(c)Each Partner (including each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or Substituted Limited Partner) represents and warrants that it is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act and represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that (i) it is aware of and understands that the Partnership Units held by such Partner are not registered under the Securities Act and must be held by such Partner until such Partnership Units are registered under the Securities Act or an exemption from such registration is available,

(ii)that the Partnership shall have no obligation to take any action that may be necessary to make available any exemption from registration under the Securities Act, (iii) there is no established market for the Partnership Units and no market (public or otherwise) for the Partnership Units will develop in the foreseeable future, (iv) such Partner has no rights to require that the Partnership Units be registered under the Securities Act or the securities laws of various states, and the Partner will not be able to avail itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act,

(v)any proposed Transfer of Partnership Units is subject to and must be in compliance with all applicable Gaming Laws and any requirements of any applicable Gaming Authority, and (vi) that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a speculative and illiquid investment.

(d)Each Partner (including each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or Substituted Limited Partner) represents and warrants that such Partner has either obtained or believes that it will be able to obtain and will be able to maintain all approvals (if any) required by any Gaming Authority to participate in the Partnership.

(e)The representations and warranties contained in Sections 2.10(a), 2.10(b), 2.10(c) and 2.10(d) shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

(f)Each Partner (including each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

(g)Notwithstanding the foregoing, the General Partner may permit the modification of any of the representations and warranties contained in Sections 2.10(a), 2.10(b) and 2.10(c) as applicable to any Partner (including any Additional Limited Partner or Substituted Limited Partner or any transferee of either) provided that such representations and warranties, as modified, shall be set forth in either a separate writing addressed to the Partnership and the General Partner.

Section 2.11 Gaming Laws. The Partnership shall comply with all applicable Gaming Laws.

Section 2.12 References to Certain Equity Securities. Each reference to a Class A Share, Class V Share, Class A Common Unit, other Partnership Unit, or other Partnership Interest shall be deemed to

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include a reference to each Equity Security received in respect thereof in connection with any combination of equity interests, recapitalization, merger, consolidation, or other reorganization, or by way of interest split, interest dividend or other distribution; provided that, for the avoidance of doubt, restrictions applicable to the Class A Common Units and Class V Shares shall not apply to Class A Shares received in respect thereof in connection with the Exchange (or Direct Exchange).

ARTICLE III

CLASSES OF PARTNERSHIP INTERESTS; CAPITAL CONTRIBUTIONS

Section 3.1 Classes of Partnership Interests; Capital Contributions of the Partners.

(a)Each Partner's relative rights, privileges, preferences, restrictions and obligations with respect to the Partnership are represented by such Partner's Partnership Interests. There shall initially be two (2) classes of Partnership Interests: Class A Common Units, which shall be issued to and held by the Limited Partners (or their Permitted Transferees), and General Partnership Interests, which shall be issued to and held by the General Partner only. An unlimited number of Class A Common Units are hereby authorized for issuance, and one hundred (100) General Partnership Interests are hereby authorized for issuance. As of the Closing Date, as a result of the transactions contemplated by the Recapitalization Agreement and the Business Combination Agreement, the Partnership Interests are held by the Partners in the amounts set forth on Schedule I hereto.

(b)Each Original Limited Partner has heretofore made or is deemed to have made Capital Contributions to the Partnership and concurrently with the consummation of the transactions contemplated by the Business Combination Agreement, the Special Limited Partner is making a Capital Contribution to the Partnership. Except as provided by law or in Section 3.2, 3.3 or 0, the Partners shall have no obligation or, except with the prior written consent of the General Partner, right to make any other Capital Contributions or any loans to the Partnership. The General Partner shall cause to be maintained in the principal business office of the Partnership, or such other place as may be determined by the General Partner, the books and records of the Partnership, which shall include, among other things, a register containing the name, address, and number of Partnership Units of each Partner, and such other information as the General Partner may deem necessary or desirable (the "Register"). The Register shall not be deemed part of this Agreement. The General Partner shall from time to time update the Register as necessary to accurately reflect the information therein, including as a result of any sales, exchanges or other Transfers, or any redemptions, issuances or similar events involving Partnership Units. Any reference in this Agreement to the Register shall be deemed a reference to the Register as in effect from time to time. Subject to the terms of this Agreement, the General Partner may take any action authorized hereunder in respect of the Register without any need to obtain the consent of any other Partner. No action of any Limited Partner shall be required to amend or update the Register. Except as required by law, no Limited Partner shall be entitled to receive a copy of the information set forth in the Register relating to any Partner other than itself.

Section 3.2 Issuances of Additional Partnership Interests. Subject to the terms and conditions of this Agreement (including Section 3.4):

(a)General. The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners or to other Persons, and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner, all without the approval of any Limited Partner or any other Person. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units, or other securities issued by the Partnership, (ii) for less than fair market value, (iii) for no consideration, (iv) in connection with any merger

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of any other Person into the Partnership, or (v) upon the contribution of property or assets to the Partnership. A Partnership Interest of any class or series other than a Class A Common Unit shall not entitle the holder thereof to vote on, or consent to, any matter. Upon the issuance of any additional Partnership Interest, the General Partner shall amend the Register and the books and records of the Partnership as appropriate to reflect such issuance.

(b)No Preemptive Rights. Except as expressly provided in this Agreement, no Person, including any Holder, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

Section 3.3 Additional Funds and Capital Contributions.

(a)General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional Funds") for the acquisition or development of additional Assets, for the redemption of Partnership Units or for such other purposes as the General Partner may determine. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 3.3 without the approval of any Limited Partner or any other Person.

(b)Loans by Third Parties. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person (other than, except as contemplated in Section 3.3(c), the General Partner or the Special Limited Partner) upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units; provided, however, that the Partnership shall not incur any such Debt if any Partner (other than the General Partner in its capacity as such) would be personally liable for the repayment of such Debt (unless such Partner otherwise agrees).

(c)General Partner and Special Limited Partner Loans. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt with the Special Limited Partner if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the Special Limited Partner, the net proceeds of which are loaned to the Partnership to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if any Partner would be personally liable for the repayment of such Debt (unless such Partner otherwise agrees).

Section 3.4 Issuances; Repurchases and Redemptions; Recapitalizations.

(a)Issuances by the Special Limited Partner

(i)Subject to Section 3.4(a)(ii) and Section 14.1, if, at any time after the Closing Date, the Special Limited Partner sells or issues Class A Shares or any other Equity Securities of the Special Limited Partner (other than Class V Shares), (x) the Partnership shall concurrently issue to the Special Limited Partner an equal number of Class A Common Units (if the Special Limited Partner issues Class A Shares), or an equal number of such other Equity Security of the Partnership corresponding to the Equity Securities issued by the Special Limited Partner (if the Special Limited Partner issues Equity Securities other than Class A Shares), and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Special Limited Partner so issued and (y) the Special Limited Partner shall concurrently contribute to

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the Partnership the net proceeds or other property received by the Special Limited Partner, if any, for such Class A Share or other Equity Security.

(ii)Notwithstanding anything to the contrary contained in Section 3.4(a)(i) or Section 3.4(a)(iii), this Section 3.4(a) shall not apply to (x) the issuance and distribution to holders of Class A Shares or other Equity Securities of the Special Limited Partner of rights to purchase Equity Securities of the Special Limited Partner under a "poison pill" or similar shareholder rights plan (and upon exchange of Class A Common Units for Class A Shares, such Class A Shares will be issued together with a corresponding right under such plan) or (y) the issuance under the Special Limited Partner's employee benefit plans of any warrants, options, stock appreciation right, restricted stock, restricted stock units, performance based award or other rights to acquire Equity Securities of the Special Limited Partner or rights or property that may be converted into or settled in Equity Securities of the Special Limited Partner, but shall in each of the foregoing cases apply to the issuance of Equity Securities of the Special Limited Partner in connection with the exercise or settlement of such warrants, options, stock appreciation right, restricted stock units, performance based awards or the vesting of restricted stock (including as set forth in clause (iii) below, as applicable).

(iii)In the event any outstanding Equity Security of the Special Limited Partner is exercised or otherwise converted and, as a result, any Class A Shares or other Equity Securities of the Special Limited Partner are issued (including as a result of the exercise of Warrants), (x) the corresponding Equity Security outstanding at the Partnership, if any, shall be similarly exercised or otherwise converted, if applicable, (y) an equivalent number of Class A Common Units or equivalent Equity Securities of the Partnership shall be issued to the Special Limited Partner as required by the first sentence of Section 3.4(a)(i), and (z) the Special Limited Partner shall concurrently contribute to the Partnership the net proceeds received by the Special Limited Partner from any such exercise or conversion.

(b)New Partnership Issuances. Except pursuant to Section 14.1 or as mutually agreed between the Special Limited Partner and the General Partner (and with the consent of the Original Limited Partner Representative not to be unreasonably withheld, conditioned or delayed),, (x) the Partnership may not issue any additional Class A Common Units or Partnership Units to the Special Limited Partner or any of its Subsidiaries (other than the Partnership and its Subsidiaries) unless substantially simultaneously therewith the Special Limited Partner or such Subsidiary issues or transfers an equal number of newly- issued Class A Shares (or relevant Equity Security of such Subsidiary) to another Person or Persons and contributes the net proceeds therefrom to the Partnership, and (y) the Partnership may not issue any other Equity Securities of the Partnership to the Special Limited Partner or any of its Subsidiaries (other than the Partnership and its Subsidiaries) unless substantially simultaneously therewith the Special Limited Partner or such Subsidiary issues or transfers, to another Person, an equal number of newly-issued shares of Equity Securities of the Special Limited Partner or such Subsidiary with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Partnership and contributes the net proceeds therefrom to the Partnership.

(c)Repurchases and Redemptions.

(i)The Special Limited Partner or any of its Subsidiaries (other than the Partnership and its Subsidiaries) may not redeem, repurchase or otherwise acquire (A) Class A Shares pursuant to a Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the Board) unless substantially simultaneously therewith the Partnership redeems, repurchases or otherwise acquires from the Special Limited Partner or such Subsidiary an equal number of Class A Common Units for the same price per security, if any, or (B) any other Equity Securities of the Special Limited Partner or any of its Subsidiaries (other than the Partnership and its Subsidiaries) pursuant to a Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the

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Board) unless substantially simultaneously therewith the Partnership redeems, repurchases or otherwise acquires from the Special Limited Partner or such Subsidiary an equal number of the corresponding class or series of Equity Securities of the Partnership with the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Special Limited Partner or such Subsidiary for the same price per security, if any.

(ii)The Partnership may not redeem, repurchase or otherwise acquire (x) any Class A Common Units from the Special Limited Partner or any of its Subsidiaries (other than the Partnership and its Subsidiaries) unless substantially simultaneously the Special Limited Partner or such Subsidiary redeems, repurchases or otherwise acquires pursuant to a Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the Board) an equal number of Class A Shares for the same price per security from holders thereof or (y) any other Partnership Units of the Partnership from the Special Limited Partner or any of its Subsidiaries (other than the Partnership and its Subsidiaries) unless substantially simultaneously the Special Limited Partner or such Subsidiary redeems, repurchases or otherwise acquires pursuant to a Board approved repurchase plan or program (or otherwise in connection with a transaction approved by the Board) for the same price per security an equal number of Equity Securities of the Special Limited Partner (or such Subsidiary) of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Partnership Units of the Special Limited Partner or such Subsidiary.

(d)Equity Subdivisions and Combinations. Except in accordance with Section 14.1:

(i)The Partnership shall not in any manner effect any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of the outstanding Partnership Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Capital Shares or other related class or series of Equity Security of the Special Limited Partner, with corresponding changes made with respect to any other exchangeable or convertible Equity Securities of the Partnership and the Special Limited Partner.

(ii)The Special Limited Partner shall not in any manner effect any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of the outstanding Capital Shares or any other class or series of Equity Security of the Special Limited Partner, unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Partnership Units or other related class or series of Equity Security of the Partnership, with corresponding changes made with respect to any applicable exchangeable or convertible Equity Securities of the Partnership and the Special Limited Partner or as otherwise mutually agreed between the Special Limited Partner and the General Partner (and with the consent of the Original Limited Partner Representative, not to be unreasonably withheld conditioned or delayed).

(e)General Authority. For the avoidance of doubt, but subject to Section 3.1, Section 3.2, and Section 3.4, the Partnership, the Special Limited Partner and the General Partner shall be permitted to undertake all actions, including an issuance, redemption, reclassification, distribution, division or recapitalization, with respect to the Class A Common Units as the General Partner determines (with the approval of the Original Limited Partner Representative) is necessary to maintain at all times a one-to-one ratio between (i) the number of Class A Common Units owned by Special Limited Partner, directly or indirectly, and the number of outstanding Class A Shares, and (ii) the number of outstanding Class V Shares held by any Person (other than the Special Limited Partner) and the number of Class A Common Units held by such Person disregarding, for purposes of maintaining the one-to-one ratios in clause (i), (A) options, rights or securities of the Special Limited Partner issued under any plan involving the issuance of any Equity

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Securities that are convertible into or exercisable or exchangeable for Class A Shares, (B) treasury stock, or (C) preferred stock or other debt or equity securities (including warrants, options or rights) issued by the Special Limited Partner that are convertible or into or exercisable or exchangeable for Class A Shares (but in each case prior to such conversion, exercise or exchange).

Section 3.5 No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

Section 3.6 Capital Accounts.

(a)A Capital Account shall be maintained by the General Partner for each Partner in accordance with the provisions of Regulations Section 1.704-1(b)(2)(iv) and, to the extent consistent with such regulations, the other provisions of this Agreement. Each Partner's Capital Account balance as of the date hereof shall be equal to the amount of its respective Closing Date Capital Account Balance set forth opposite such Partner's name on Exhibit A, which balances shall reflect a revaluation of the Partnership's assets in accordance with clause (6) of the definition of Gross Asset Value. Thereafter, each Partner's Capital Account shall be (a) increased by (i) allocations to such Partner of Net Income pursuant to Section 5.1 and any other items of income or gain allocated to such Partner pursuant to Section 5.2,

(ii)the amount of cash or the initial Gross Asset Value of any asset (net of any Liabilities assumed by the Partnership and any Liabilities to which the asset is subject) contributed to the Partnership by such Partner, and (iii) any other increases allowed or required by Regulations Section 1.704-1(b)(2)(iv), and

(b)decreased by (i) allocations to such Partner of Net Losses pursuant to Section 5.1 and any other items of deduction or loss allocated to such Partner pursuant to the provisions of Section 5.2, (ii) the amount of any cash or the Gross Asset Value of any asset (net of any Liabilities assumed by the Partner and any Liabilities to which the asset is subject) distributed to such Partner, and (iii) any other decreases allowed or required by Regulations Section 1.704-1(b)(2)(iv).

(b)In the event of a Transfer of Partnership Units made in accordance with this Agreement, the Capital Account of the Transferor that is attributable to the transferred Partnership Units shall carry over to the Transferee Partner in accordance with the provisions of Regulations Section 1.704-1(b)(2)(iv)(l).

(c)This Section 3.6 and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Regulations promulgated under Code Section 704(b), including Regulation Section 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with such Regulations. In determining the amount of any Liability for purposes of calculating Capital Accounts, there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and Regulations. The Partners' Capital Accounts will normally be adjusted on an annual or other periodic basis as determined by the General Partner (with the approval of the Original Limited Partner Representative), but the Capital Accounts may be adjusted more often if a new Partner is admitted to the Company or if circumstances otherwise make it advisable in the judgment of the General Partner.

ARTICLE IV

DISTRIBUTIONS

Section 4.1 Distributions Generally. Subject to Section 4.5, the General Partner may cause the Partnership to distribute all or any portion of available cash generated by the Partnership to the Holders of Class A Common Units in accordance with their respective Percentage Interests of Class A Common Units on the Partnership Record Date with respect to such distribution. To the extent that any distribution is made

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payable with respect to any Partnership Units for a particular period, distributions payable with respect to any Partnership Units that were not outstanding during the entire period in respect of which any distribution is made shall be prorated based on the portion of the period that such Partnership Units were outstanding.

Section 4.2 Tax Distributions. Prior to making distributions pursuant to Section 4.1, on or prior to each Tax Distribution Date, the Partnership shall be required to, subject only to Section 4.5, make pro rata distributions of cash to the Holders of Class A Common Units (in accordance with their respective Percentage Interests of Class A Common Units) in an amount sufficient to ensure that each such Holder receives a distribution at least equal to such Holder's Assumed Tax Liability, if any, with respect to the relevant taxable period to which the distribution relates. Notwithstanding the foregoing, distributions pursuant to this Section 4.2, if any, shall be made to a Partner only to the extent all previous distributions to such Partner pursuant to Section 4.1 with respect to the taxable period are less than the distributions such Partner otherwise would have been entitled to receive with respect to such taxable period pursuant to this Section 4.2.

Section 4.3 Distributions in Kind. No Holder may demand to receive property other than cash as provided in this Agreement. The General Partner may cause the Partnership to make a distribution in kind of Partnership assets to the Holders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles IV, V and IX.

Section 4.4 Distributions to Reflect Additional Partnership Units. In the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article III, the General Partner is hereby authorized to make such revisions to this Article IV and to Article V as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units, including making preferential distributions to certain classes of Partnership Units (with the approval of the Original Limited Partner Representative).

Section 4.5 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Holder if such distribution would violate the Act or other applicable law.

Section 4.6 Use of Distributions. The Special Limited Partner shall use distributions received from and other cash of the Partnership for payment of taxes, liabilities or expenses of the Special Limited Partner, to loan funds to the Partnership in the accordance with this Agreement, for the payment of dividends to its shareholders or for other general corporate purposes, in each case in accordance with a budget approved by, or otherwise approved by, the Board; provided that the Special Limited Partner may not use such distributions or other cash of the Partnership to acquire any Partnership Interests, except as otherwise provided in Section 3.4 hereof.

ARTICLE V

ALLOCATIONS

Section 5.1 General Allocations. After giving effect to the allocations under Section 5.2 and subject to Section 5.2 and Section 5.4, Net Income and Net Loss (and, to the extent reasonably determined by the General Partner to be necessary and appropriate to achieve the resulting Capital Account balances described below, any allocable items of income, gain, loss, deduction or credit includable in the computation of Net Income and Net Loss) for each Fiscal Year or other taxable period shall be allocated among the Partners during such Fiscal Year or other taxable period in a manner such that, after giving effect to all distributions through the end of such Fiscal Year or other taxable period, the Capital Account balance of each Partner, immediately after making such allocation, is, as nearly as possible, equal to (a) the amount such Partner would receive pursuant to Section 12.3 if all assets of the Partnership on hand at the end of

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such Fiscal Year or other taxable period were sold for cash equal to their Gross Asset Values, all liabilities of the Partnership were satisfied in cash in accordance with their terms (limited with respect to each nonrecourse liability to the Gross Asset Value of the assets securing such liability), and all remaining or resulting cash was distributed, in accordance with Section 12.3 to the Partners immediately after making such allocation, minus (b) such Partner's share of Partnership Minimum Gain and Partner Minimum Gain, computed immediately prior to the hypothetical sale of assets, and the amount any such Partner is treated as obligated to contribute to the Partnership, computed immediately after the hypothetical sale of assets.

Section 5.2 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article V:

(a)Regulatory Allocations.

(i)Minimum Gain Chargeback. Except as otherwise provided in Regulations section 1.704-2(f), notwithstanding the provisions of Section 5.1, or any other provision of this Article V, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Holder shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Holder's share of the net decrease in Partnership Minimum Gain, as determined under Regulations section 1.704-2(g)(2). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 5.2(a)(i) is intended to comply with the minimum gain chargeback requirement in Regulations section 1.704-2(f) and shall be interpreted consistently therewith.

(ii)Partner Nonrecourse Debt Minimum Gain Chargeback. Except as otherwise provided in Regulations section 1.704-2(i)(4) or in Section 5.2(a)(i), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Fiscal Year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt (determined in accordance with Regulations section 1.704-2(i)(5)) as of the beginning of the Fiscal Year shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Holder's respective share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt. A Holder's share of the net decrease in Partner Minimum Gain shall be determined in accordance with Regulations section 1.704-2(i)(4); provided that a Holder shall not be subject to this provision to the extent that an exception is provided by Regulations section 1.704-2(i)(4) and any IRS revenue rulings, revenue procedures, or notices issued with respect thereto. Allocations pursuant to this Section 5.2(a)(ii) shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.2(a)(ii) is intended to comply with the minimum gain chargeback requirement in Regulations section 1.704-2(i) and shall be interpreted consistently therewith.

(iii)Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Partner Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations section 1.704-2(i).

(iv)Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations section 1.704-

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1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 5.2(a)(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article V have been tentatively made as if this Section 5.2(a)(iv) were not in the Agreement. It is intended that this Section 5.2(a)(iv) comply with the qualified income offset requirement in Regulations section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(v)Gross Income Allocation. In the event that any Holder has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (1) the amount (if any) that such Holder is obligated to restore to the Partnership upon complete liquidation of such Holder's Partnership Interest and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations sections 1.704-2 (g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 5.2(a)(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article V have been tentatively made as if this Section 5.2(a)(v) and Section 5.2(a)(iv) were not in the Agreement.

(vi)Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss (or items of loss) would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss (or items of loss) shall be reallocated (x) first, among the other Holders of Class A Common Units in accordance with their respective Percentage Interests, and (y) thereafter, among the Holders of other Partnership Units, as determined by the General Partner (with the approval of the Original Limited Partner Representative), subject to the limitations of this Section 5.2(a)(vi).

(vii)Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code section 734(b) or Code section 743(b) is required, pursuant to Regulations section 1.704-1(b)(2)(iv)(m)(2) or Regulations section 1.704-1(b)(2) (iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder of Class A Common Units in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders of Class A Common Units in accordance with their respective Percentage Interests in the event that Regulations section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations section 1.704-1(b)(2)(iv)(m)(4) applies.

(viii)Curative Allocations. The allocations set forth in Sections 5.2(a)(i), (ii), (iii), (iv), (v), (vi) and (vii) (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 5.1, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Class A Common Units so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Class A Common Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

(b)Allocation of Excess Nonrecourse Liabilities. For purposes of determining a Holder's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations section 1.752-3(a)(3), each Holder's respective interest in Partnership profits shall be equal to such Holder's Percentage Interest with respect to Class A Common Units.

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Section 5.3 Tax Allocations.

(a)In General. Except as otherwise provided in this Section 5.3, for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Holders in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 5.1 and 0.

(b)Section 704(c) Allocations. Notwithstanding Section 5.3(a), Tax Items with respect to an Asset that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Code section 704(c) so as to take into account such variation. The Partnership shall account for such variation under the traditional method as described in Regulations section 1.704-3(b), or such other method determined by the General Partner and permitted by Regulations (with the approval of the Original Limited Partner Representative). In the event that the Gross Asset Value of any partnership asset is adjusted pursuant to subsection (b) of the definition of "Gross Asset Value" (provided in Section 1.1), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code section 704(c) and the applicable Regulations and using the traditional method as described in Regulations section 1.704-3(b) , or such other method determined by the General Partner and permitted by Regulations (with the approval of the Original Limited Partner Representative). If, as a result of an exercise of a noncompensatory option to acquire an interest in the Partnership, a Capital Account reallocation is required under Regulations Sections 1.704- 1(b)(2)(iv)(s)(3), the Partnership shall make corrective allocations pursuant to Regulations Section 1.704- 1(b)(4)(x). If, pursuant to Section 5.2(i), the Managing Member causes a Capital Account reallocation in accordance with principles similar to those set forth in Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Managing Member shall make corrective allocations in accordance with principles similar to those set forth in Regulations Section 1.704-1(b)(4)(x).

Section 5.4 Other Allocation Rules. With regard to the Special Limited Partner's acquisition of the Class A Common Units (including the Earnout Company Units) pursuant to the Business Combination Agreement, Net Income and Net Loss shall be allocated to the Partners of the Partnership so as to take into account the varying interests of the Partners in the Partnership using an "interim closing of the books" method in a manner that complies with the provisions of Section 706 of the Code and the Regulations thereunder. If during any Fiscal Year there is any other change in any Partner's ownership of Partnership Units in the Company, the General Partner shall consult in good faith with the Original Limited Partner Representative) and the tax advisors to the Partnership and allocate the Net Income or Net Loss to the Partners of the Partnership so as to take into account the varying interests of the Partners in the Partnership using an "interim closing of the books" method in a manner that complies with the provisions of Section 706 of the Code and the Regulations thereunder; provided however that such allocations may instead be made in another manner that complies with the provisions of Section 706 of the Code and the Regulations thereunder and that is selected by the General Partner (with the prior written consent of the Original Limited Partner Representative, not to be unreasonably withheld, conditioned or delayed).

Section 5.5 Earnout Company Units. The Parties intend that, for U.S. federal income tax purposes, no such Partner be treated as having taxable income or gain as a result of the receipt of the Earnout Company Units or as a result of holding the Earnout Company Units at the time the Earnout Company Units have satisfied the earnout criteria set forth in the Business Combination Agreement and, if and when the Earnout Company Units are forfeited for failing to have satisfied the earnout criteria set forth in the Business Combination Agreement, the Parties intend and agree to treat such forfeiture as an adjustment to the transaction consideration pursuant to the Business Combination Agreement and the Partnership shall (x) make corresponding adjustments to the initial Capital Accounts of the Partners as necessary or appropriate

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and (y) prepare and file all tax returns consistent therewith unless otherwise required by a "determination" within the meaning of Section 1313 of the Code.

ARTICLE VI

OPERATIONS

Section 6.1	Management.

(a)The General Partner shall have full, exclusive and complete discretion to manage and control the business and affairs of the Partnership, to make all decisions affecting the business and affairs of the Partnership and to do or cause to be done any and all acts, at the expense of the Partnership, as it deems necessary or appropriate to accomplish the purposes and direct the affairs of the Partnership. The General Partner shall have the exclusive power and authority to bind the Partnership, except and to the extent that such power is expressly delegated in writing to any other Person by the General Partner, and such delegation shall not cause the General Partner to cease to be a Partner or the General Partner of the Partnership. The General Partner shall be an agent of the Partnership's business, and the actions of the General Partner taken in such capacity and in accordance with this Agreement shall bind the Partnership. The General Partner shall at all times be a Partner of the Partnership. The General Partner shall constitute a "general partner" under the Act. Notwithstanding any provision of this Agreement, the Partnership, and the General Partner on behalf of the Partnership, may enter into and perform any document without any vote or consent of any other Person. No Limited Partner or Assignee (other than in its separate capacity as the General Partner, any of its Affiliates or any member, officer or employee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any member, officer or employee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement. The General Partner may not withdraw or be removed from the Partnership except as set forth in Section 10.2.

(b)The determination as to any of the following matters, made by or at the direction of the General Partner consistent with the Act and this Agreement, shall be final and conclusive and shall be binding upon the Partnership and every Limited Partner: (i) the amount of assets at any time available for distribution or the redemption of Class A Common Units; (ii) the amount and timing of any distribution;

(iii)any determination to Exchange Class A Common Units; (iv) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Partnership; (vi) any matter relating to the acquisition, holding and disposition of any assets by the Partnership; or (vii) any other matter relating to the business and affairs of the Partnership or required or permitted by applicable law, this Agreement or otherwise to be determined by the General Partner.

(c)The General Partner may also, from time to time, appoint such officers and establish such management and/or advisory boards or committees of the Partnership as the General Partner deems necessary or advisable, each of which shall have such powers, authority and responsibilities as are delegated in writing by the General Partner from time to time, provided that in no event shall the General Partner or the Board of the General Partner be absolved of its fiduciary duties pursuant to Section 6.5(c) by virtue of any such appointment. Each such officer and/or board or committee member shall serve at the pleasure of the General Partner.

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(d)Except as otherwise expressly provided in this Agreement or required by any non- waivable provision of the Act or other applicable law, no Partner other than the General Partner shall (i) have any right to vote on or consent to any other matter, act, decision or document involving the Partnership or its business, or (ii) take part in the day-to-day management, or the operation or control, of the business and affairs of the Partnership. Without limiting the generality of the foregoing, the General Partner may cause the Partnership, without the consent or approval of any other Partner, to enter into any of the following in one or a series of related transactions: (A) any merger, (B) any acquisition, (C) any consolidation, (D) any sale, lease, division or other transfer or conveyance of assets, (E) any recapitalization or reorganization of outstanding securities, (F) any merger, sale, lease, spin-off, exchange, transfer or other disposition of a subsidiary, division or other business, (G) any issuance of debt or equity securities (subject to any limitations expressly provided for herein) or (H) any incurrence of indebtedness. Except to the extent expressly delegated in writing by the General Partner, no Limited Partner or Person other than the General Partner shall be an agent for the Partnership or have any right, power or authority to transact any business in the name of the Partnership or to act for or on behalf of or to bind the Partnership.

(e)Only the General Partner may commence a voluntary case on behalf of, or an involuntary case against, the Partnership under a chapter of Title 11 U.S.C. by the filing of a "petition" (as defined in 11 U.S.C. 101(42)) with the United States Bankruptcy Court. Any such petition filed by any other Partner, to the fullest extent permitted by applicable law, shall be deemed an unauthorized and bad faith filing and all parties to this Agreement shall use their best efforts to cause such petition to be dismissed.

(f)It is anticipated that the General Partner's primary business activities shall be focused on the operation of the Partnership and its Subsidiaries. Subject to the foregoing, the Partners acknowledge and agree that, subject to the terms of any other employment, consulting or similar arrangements or engagement with the Partnership, the General Partner, or any Affiliate of either of them:

(i)any Limited Partner and its Affiliates may engage or invest in any other business, activity or opportunity of any nature, independently or with others; (ii) neither the Partnership nor any Partner (in its capacity as such) shall have any right to participate in any manner in such engagement or investment, or the profits or income earned or derived therefrom; and (iii) the pursuit of such activities by any such Partner shall not be deemed in violation of breach of this Agreement or any obligation or duty owed by such Partner to the Partnership or the other Partners.

(g)Subject to Section 6.1(h), the General Partner shall have the power, without the consent of the Partners or the consent or approval of any Limited Partner, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

(i)to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

(ii)to reflect the admission, substitution or withdrawal of Partners, the Transfer of any Partnership Interest or the termination of the Partnership in accordance with this Agreement, and to amend the Register in connection with such admission, substitution, withdrawal or Transfer;

(iii)to reflect a change that is of an inconsequential nature or does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

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(iv)to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

(v)to modify either or both of the manner in which items of Net Income or Net Loss are allocated pursuant to Article V or the manner in which Capital Accounts are adjusted, computed, or maintained (but in each case only to the extent set forth in the definition of "Capital Account" or Section 4.4 or as contemplated by the Code or the Regulations);

(vi)to reflect the issuance of additional Partnership Interests in accordance with Article III;

(vii)to set forth or amend the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of any additional Partnership Units issued pursuant to Article III; and

(viii)to reflect any other modification to this Agreement as is reasonably necessary for the business or operations of the Partnership or the Special Limited Partner and which does not violate Section 6.1(h).

(h)Notwithstanding Article XIII, this Agreement shall not be amended, and no action may be taken by the General Partner, without the consent of each Partner adversely affected thereby (if any), if such amendment or action would (i) convert a Limited Partner into a general partner of the Partnership (except as a result of the Limited Partner becoming the General Partner pursuant to Section

11.1of this Agreement), (ii) modify the limited liability of a Limited Partner or increase the obligation of a Limited Partner to make a Capital Contribution to the Partnership, (iii) adversely alter the rights of any Partner to receive the distributions to which such Partner is entitled pursuant to Article IV or Section 12.3(a)(iii), or alter the allocations specified in Article V (except, in any case, as permitted pursuant to Sections 3.2, 4.4 and 6.1(g)), (iv) alter or modify in a manner that adversely affects any Partner the Exchange rights, Cash Amount or Class A Shares Amount as set forth in Section 14.1, or amend or modify any related definitions, (v) would convert the Partnership into a corporation, or (vi) amend Section 6.3(b) or this Section 6.1(h); provided, however, that, with respect to clauses (iii), (iv), (v) and (vi), the consent of any individual Partner adversely affected shall not be required for any amendment or action that affects all Partners holding the same class or series of Partnership Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Partners of such class or series. Further, no amendment may alter the restrictions on the General Partner's authority set forth elsewhere in this Section 6.1 without the consent specified therein. Any such amendment or action consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other Partner.

Section 6.2 Compensation and Advances.

(a)The General Partner shall not receive any fees from the Partnership for its services in administering the Partnership, except as otherwise provided herein (including the provisions of Articles IV and V regarding distributions, payments and allocations to which it may be entitled in its capacity as the General Partner).

(b)From time to time until such time as the Special Limited Partner owns no other Person or businesses (other than the General Partner, the Partnership or any of their Subsidiaries), the Partnership shall be liable for, and shall reimburse the Special Limited Partner, on a monthly basis, or such other basis as the Special Limited Partner and the Original Limited Partner Representative may determine, for sums to the extent expended by the Special Limited Partner or the General Partner (and specifically

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excluding sums paid directly by the Partnership or any of its subsidiaries) in connection with the Partnership's business, including (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Partnership, (ii) compensation of officers and employees of the Special Limited Partner or the Partnership, (iii) director fees and expenses, (iv) all costs and expenses of the Special Limited Partner being a public company, including costs of filings with the SEC, tax returns, reports and other distributions to its stockholders, and (v) other costs and expenses incidental to their existence or related to the foregoing matters; provided that for the avoidance of doubt in no event shall the expenses payable pursuant to this Section 6.2(b) include any tax liability of the Special Limited Partner or the General Partner. Such reimbursements shall be in addition to any reimbursement of the General Partner as a result of indemnification pursuant to Section 6.6.

(c)To the extent practicable, Partnership expenses shall be billed directly to and paid by the Partnership and, if and to the extent any reimbursements to the General Partner, the Special Limited Partner or any of their respective Affiliates by the Partnership pursuant to this Section 6.2 constitute gross income to such Person (as opposed to a repayment of advances made by such Person on behalf of the Partnership), such amounts shall be treated as "guaranteed payments" within the meaning of Code section 707(c) (unless otherwise required by the Code and the Regulations) and shall not be treated as distributions for purposes of computing the Limited Partners' Capital Accounts.

Section 6.3 Outside Activities.

(a)Neither the General Partner nor the Special Limited Partner shall directly or indirectly enter into or conduct any business, other than in connection with and to the extent permitted hereby, (i) the ownership, acquisition and disposition of Partnership Interests, (ii) with respect to the General Partner, the management of the business of the Partnership, (iii) with respect to the Special Limited Partner, its operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, (iv) with respect to the Special Limited Partner, the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (v) financing or refinancing of any type related to the Partnership or its assets or activities, and (vi) such activities as are incidental thereto. Nothing contained herein shall be deemed to prohibit the General Partner from executing guarantees of Partnership debt for which it would otherwise be liable in its capacity as General Partner. The Special Limited Partner may, subject to the limitations hereof (including Section 3.4 hereof) acquire Partnership Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Partnership Interests.

(b)Subject to any agreements entered into pursuant to Section 6.4 and any other agreements entered into by a Limited Partner or any of its Affiliates with the General Partner, the Partnership or a Subsidiary (including any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or any Assignee, officer, director, employee, agent, trustee, Affiliate, member or stockholder of any Limited Partner. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner or the Special Limited Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section

6.4and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, to offer any interest in any such business ventures to the Partnership, any Limited Partner, or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

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Section 6.4 Transactions with Affiliates.

(a)The Partnership may lend or contribute funds or other assets to the Special Limited Partner and its Subsidiaries or other Persons in which the Special Limited Partner has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions no less favorable to the Partnership in the aggregate than would be available from unaffiliated third parties as determined by the General Partner and the Original Limited Partner Representative. The foregoing authority shall not create any right or benefit in favor of any Partner or any other Person. It is expressly acknowledged and agreed by each Partner that, to the extent approved by the General Partner and Original Limited Partner Representative, the Special Limited Partner may (i) borrow funds from the Partnership in order to redeem, at any time or from time to time, options or warrants previously or hereafter issued by the Special Limited Partner, (ii) put to the Partnership, for cash, any rights, options, warrants or convertible or exchangeable securities that the Special Limited Partner may desire or be required to purchase or redeem, (iii) borrow funds from the Partnership to acquire assets that will be contributed to the Partnership for Partnership Units, or (iv) pay expenses of the Special Limited Partner, including expenses referred to in Section 6.2(b).

(b)Except as provided in Section 6.3, the Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

(c)The General Partner, the Special Limited Partner and their respective Affiliates may sell, transfer or convey any property to the Partnership, directly or indirectly, on terms and conditions no less favorable to the Partnership in the aggregate than would be available from unaffiliated third parties as determined by the General Partner.

(d)The General Partner or the Special Limited Partner may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, the Special Limited Partner, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the General Partner, the Special Limited Partner, the Partnership or any of the Partnership's Subsidiaries.

Section 6.5 Liability of Partners; Fiduciary and Other Duties; Indemnification.

(a)Except as otherwise provided by the Act, the debts, expenses, obligations and liabilities of the Partnership, whether arising in contact, tort or otherwise, shall be solely the debts, expenses, obligations and liabilities of the Partnership, and no Partner (including any General Partner) shall be obligated personally for any such debt, expense, obligation, or liability of the Partnership solely by reason of being a Partner. All Persons dealing with the Partnership shall have recourse solely to the Partnership for the payment of the debts, expenses, obligations or liabilities of the Partnership.

(b)To the greatest extent permitted under applicable law, no Partner, including the General Partner and the Partnership Representative in such Partner's capacity as such, and none of such Person's officers, directors, partners, managers members, shareholders and employees, nor the members of the Board nor the employees and officers of the Partnership (all such persons being referred to as "Indemnitees") shall be liable, in damages or otherwise, to the Partnership or to any Partner for any losses sustained or liabilities incurred as a result of any act or omission of such Indemnitee.

(c)An Indemnitee acting under this Agreement shall not be liable to the Partnership or to any other Indemnitee for such Person's good-faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of such

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Persons otherwise existing at law or in equity, are agreed by the Partners to replace fully and completely such other duties and liabilities of such Persons. Notwithstanding any other provision of this Agreement or otherwise applicable provision of law or equity, whenever in this Agreement an Indemnitee is permitted or required to make a decision or take an action (i) in its "sole discretion" or "discretion" or under a similar grant of authority or latitude, in making such decisions, such Person shall be entitled to take into account its own interests as well as the interests of the Partners as a whole or (ii) in its "good faith" or under another expressed standard, such Person shall act under such express standard and shall not be subject to any other or different standards, provided that the (A) General Partner acknowledges that it will owe to the Special Limited Partner and the Class A common stockholders of the Special Limited Partner the same fiduciary duties as it would owe to the stockholders of a Delaware corporation if it were a member of the board of directors of such a corporation and the Special Limited Partner and the Class A common stockholders of the Special Limited Partner were stockholders of such corporation, and (B) the parties acknowledge that the General Partner will take action through the Board of the General Partner and that the members of the Board of the General Partner will owe comparable fiduciary duties to the Special Limited Partner and the Class A common stockholders of the Special Limited Partner as described herein; provided further that with respect to any approval or consent of the General Partner or the members of the Board of the General Partner, such fiduciary duties of the General Partner and the Board of the General Partner shall be deemed irrefutably satisfied and discharged to the extent such matter was approved or consented to in writing by the board of directors of the Special Limited Partner (with it being understood and agreed that nothing in this further proviso shall be deemed to absolve the members of the board of directors of the Special Limited Partner (in their capacity as such) with respect to such approval or consent). No Limited Partner, in its capacity as Limited Partner, shall owe any duty (including fiduciary duty) to the Partnership or any of its Partners (all such duties being hereby eliminated to the greatest extent possible).

(d)The General Partner may consult with legal counsel, accountants and financial or other advisors, and any act or omission suffered or taken by the General Partner on behalf of the Partnership or in furtherance of the interests of the Partnership in good faith in reliance upon and in accordance with the advice of such counsel, accountants or financial or other advisors will be full justification for any such act or omission, and the General Partner will be fully protected in so acting or omitting to act so long as such counsel or accountants or financial or other advisors were selected with reasonable care.

Section 6.6 Indemnification.

(a)The Partnership shall indemnify and hold harmless each Indemnitee (and such person's heirs, successors, assigns, executors or administrators) to the full extent permitted by law from and against any and all losses, claims, damages, liabilities, expenses (including reasonable attorney's fees and other legal fees and expenses), judgments, fines, settlements and other amounts of any nature whatsoever, known or unknown, liquid or illiquid (collectively, "Liabilities") arising from any and any threatened, pending or completed claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, and whether formal or informal, including appeals ("Actions"), in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of any act performed or omitted to be performed by such Indemnitee on behalf of the Partnership or by reason of the fact that the Indemnitee is or was serving as an officer, director, partner, trustee, employee, representative or agent of the Partnership if (i) the Indemnitee acted in good faith, within the scope of such Indemnitee's authority, and in a manner it believed to be in, or not contrary to, the best interests of the Partnership, (ii) the Action was not initiated by the Indemnitee (other than an action to enforce such Indemnitee's rights to indemnification or advance of expenses under this Section 6.6), (iii) the Indemnitee has not been established by a final judgment of a court of competent jurisdiction to be liable to the Partnership, and (iv) such action or inaction did not constitute fraud or willful misconduct by the Indemnitee.

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(b)Expenses incurred by an Indemnitee in defending any Action, subject to this Section 6.6 shall be advanced by the Partnership prior to the final disposition of such Action upon receipt by the Partnership of a written commitment by or on behalf of the Indemnitee to repay such amount if it shall be determined that such Indemnitee is not entitled to be indemnified as authorized in this Section 6.6.

(c)Any indemnification obligations of the Partnership arising under this Section 6.6 shall be satisfied out of any Partnership assets (including any amounts otherwise currently or subsequently distributable to any Partner(s)) and not from any assets of the Partners.

(d)The provisions of this Section 6.6 are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Person.

(e)The right to indemnification provided hereby shall not be exclusive of, and shall not affect, any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns, executors and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

(f)To the fullest extent permitted by applicable law, the Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(g)An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h)The provisions of this Section 6.6 are for the benefit of the Indemnitees, their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 6.6 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 6.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(i)Notwithstanding anything to the contrary in this Agreement, the indemnification rights and obligations set forth in this Agreement shall not apply to any breaches of fiduciary duties set forth in Section 6.5(c), to the extent (and only to the extent) that it has been finally determined by a court of competent jurisdiction that, respectively, a director of a Delaware corporation would be prohibited by the laws of the State of Delaware from being indemnified with respect to such matter or a Delaware corporation is prohibited by the laws of the State of Delaware from indemnifying a member of its board of directors with respect to such matter.

ARTICLE VII

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 7.1 Return of Capital. Except pursuant to the rights of Exchange set forth in Section 14.1, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to

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the extent of distributions made pursuant to this Agreement or upon dissolution of the Partnership as provided herein. Except to the extent provided in Article IV or Article V or otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 7.2 Rights of Limited Partners Relating to the Partnership.

(a)In addition to other rights provided by this Agreement or by the Act, the General Partner shall deliver to each Limited Partner a copy of any information mailed to all of the common stockholders of the Special Limited Partner as soon as practicable after such mailing.

(b)Notwithstanding any other provision of this Section 7.2, the General Partner may keep confidential from the Limited Partners (or any of them), for such period of time as the General Partner determines to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or the Special Limited Partner or (ii) the Partnership or the General Partner is required by law or by agreement to keep confidential.

ARTICLE VIII

BOOKS AND RECORDS

Section 8.1 Books and Records. At all times during the continuance of the Partnership, the Partnership shall prepare and maintain separate books of account for the Partnership for financial reporting purposes, on an accrual basis, in accordance with United States generally accepted accounting principles, consistently applied. The Partnership shall keep at its principal office the following:

(a)a current list of the full name and the last known street address of each Partner;

(b)a copy of the Certificate and this Agreement and all amendments thereto; and

(c)copies of the Partnership's federal, state and local income tax returns and reports, if any, for the three most recent years.

Section 8.2 Inspection. Subject to Section 15.12 Limited Partners (personally or through an authorized representative) may, for purposes reasonably related to their respective Partnership Interests, examine and copy (at their own cost and expense) the books and records of the Partnership at all reasonable business hours upon reasonable prior notice.

ARTICLE IX

TAX MATTERS

Section 9.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable effort to furnish, within ninety (90) days of the close of each taxable year, an estimate of the tax information reasonably required by the Limited Partners (including a draft Schedule K-1) for federal and state income tax and any other tax reporting purposes and, within one hundred and eighty (180) days of the close of each taxable year, such final information (including a final Schedule K-1).

Section 9.2 Tax Elections. The General Partner shall file (or cause to be filed) an election pursuant to Code Section 754 (and any corresponding provision for state and local income tax purposes)

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for the Partnership for its first Fiscal Year and shall maintain and keep such election in effect at all times (and, if applicable, the General Partner and the Partnership shall cause any Subsidiary of the Partnership to file and maintain such an election). Except as otherwise provided herein, the General Partner shall determine whether to make any other available election pursuant to the Code; provided that the General Partner shall consult in good faith with the Original Limited Partner Representative with respect to any material tax election with respect to the Partnership that could reasonably be expected to have an adverse effect on the Original Limited Partners.

Section 9.3 Partnership Representative.

(a)The General Partner is hereby designated as the Partnership Representative. In addition, the General Partner is hereby authorized to designate or remove any other Person selected by General Partner as the Partnership Representative; provided that all actions taken by the Partnership Representative pursuant to this Section 9.3 shall be subject to the overall oversight and authority of the Board. For each Fiscal Year in which the Partnership Representative is an entity, the Partnership shall appoint the "designated individual" identified by the Partnership Representative and approved by the Board to act on its behalf in accordance with the applicable Regulations or analogous provisions of state or local Law. Each Partner hereby expressly consents to such designations and agrees to take, and that the General Partner is authorized to take (or cause the Partnership to take), such other actions as may be necessary or advisable pursuant to Regulations or other Internal Revenue Service or Treasury guidance or state or local Law to cause such designations or evidence such Partner's consent to such designations.

(b)Subject to this Section 9.3, the Partnership Representative shall have the sole authority to act on behalf of the Partnership in connection with, make all relevant decisions regarding application of, and to exercise the rights and powers provided for in the BBA Rules, including making any elections under the BBA Rules or any decisions to settle, compromise, challenge, litigate or otherwise alter the defense of any Action, audit or examination before the IRS or any other tax authority (each, an "Audit"), and to expend Partnership funds for professional services and other expenses reasonably incurred in connection therewith.

(c)Without limiting the foregoing, the Partnership Representative shall give prompt written notice to the Original Limited Partner Representative of the commencement of any Audit of the Partnership or any of its Subsidiaries (a "Specified Audit"). The Partnership Representative shall (i) keep the Original Limited Partner Representative reasonably informed of the material developments and status of any such Specified Audit, (ii) permit the Original Limited Partner Representative (or its designee) to participate (including using separate counsel), in each case at the Original Limited Partners' sole cost and expense, in any such Specified Audit, and (iii) promptly notify the Original Limited Partner Representative of receipt of a notice of a final partnership adjustment (or equivalent under applicable Laws) or a final decision of a court or IRS Appeals panel (or equivalent body under applicable Laws) with respect to such Specified Audit. The Partnership Representative or the Partnership shall promptly provide the Original Limited Partner Representative with copies of all material correspondence between the Partnership Representative or the Partnership (as applicable) and any Governmental Entity in connection with such Specified Audit and shall give the Original Limited Partner Representative a reasonable opportunity to review and comment on any material correspondence, submission (including settlement or compromise offers) or filing in connection with any such Specified Audit. Additionally, the Partnership Representative shall not (and the Partnership shall not (and shall not authorize the Partnership Representative to)) settle, compromise or abandon any Specified Audit in a manner that would reasonably be expected to have a disproportionate (compared to the Special Limited Partner) and material adverse effect on the Original Limited Partners without the Original Limited Partner Representative's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned). The Partnership Representative shall obtain the prior written consent of the Original Limited Partner Representative (which consent shall not be

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unreasonably withheld, delayed or conditioned) before (i) making an election under Section 6226(a) of the Code (or any analogous provision of state or local Law) (a "Push-Out Election") or (ii) taking any material action under the BBA Rules that would reasonably be expected to have a disproportionate (compared to the Special Limited Partner) and material adverse effect on the Original Limited Partners, in the case of clauses

(i)and (ii).

(d)Notwithstanding anything to the contrary contained in this Agreement, in the event of any conflict between Section 9.1 of the Business Combination Agreement and this Agreement, Section 9.1 of the Business Combination Agreement shall control. The Partnership, the Partnership Representative, the General Partner, and the Partners hereby acknowledge and agree to the foregoing sentence and expressly agree to be bound by the terms of Section 9.1 of the Business Combination Agreement.

(e)This Section 9.3 shall be interpreted to apply to Partners and former Partners and shall survive the Transfer of a Partner's Partnership Units and the termination, dissolution, liquidation and winding up of the Partnership and, for this purpose to the extent not prohibited by applicable Law, the Partnership shall be treated as continuing in existence.

Section 9.4 Withholding Tax Indemnification.

(a)If the Partnership or any other Person in which the Partnership holds an interest is required by Law to withhold or to make tax payments on behalf of or with respect to any Partner, or the Partnership is subjected to tax itself (including any amounts withheld from amounts directly or indirectly payable to the Partnership or to any other Person in which the Partnership holds an interest) by reason of the status of any Partner as such or that is specifically attributable to a Partner (including federal, state, local or foreign withholding, personal property, unincorporated business or other taxes, the amount of any taxes arising under the BBA Rules, the amount of any taxes imposed under Code Section 1446(f), and any interest, penalties, additions to tax, and expenses related to any such amounts) ("Tax Advances"), the General Partner may cause the Partnership to withhold such amounts and cause the Partnership to make such tax payments as so required, and each Partner hereby authorizes the Partnership to do so. All Tax Advances made on behalf of a Partner shall be repaid by reducing the amount of the current or next succeeding distribution pursuant to Section 4.1 of this Agreement and, if applicable, the proceeds of liquidation that would otherwise have been made to such Partner under this Agreement. For all purposes of this Agreement, such Partner shall be treated as having received the amount of the distribution, if applicable, that is equal to the Tax Advance at the time of such Tax Advance. Notwithstanding the foregoing, to the extent that the aggregate amount of Tax Advances for any period made on behalf of a Partner exceeds the actual distributions that would have otherwise been made to such Partner pursuant to Section 4.1 following such Tax Advances, then such Partner shall indemnify and hold harmless the Partnership for the entire amount of such excess (which has not offset distributions pursuant to this Section 9.4). For the avoidance of doubt, any income taxes, penalties, additions to tax and interest payable by the Partnership or any fiscally transparent entity in which the Partnership owns an interest shall be treated as specifically attributable to the Partners and shall be allocated among the Partners such that the burden of (or any diminution in distributable proceeds resulting from) any such amounts is borne by those Partners to whom such amounts are specifically attributable (whether as a result of their status, actions, inactions or otherwise, including pursuant to an allocation made under Section 9.3(c)), in each case as reasonably determined by the Partnership Representative. For the avoidance of doubt, any taxes, penalties, and interest payable under the BBA Rules by the Partnership or any fiscally transparent entity in which the Partnership owns an interest shall be treated as specifically attributable to the Partners of the Partnership, and the Board shall use commercially reasonable efforts to allocate the burden of (or any diminution in distributable proceeds resulting from) any such taxes, penalties or interest to those Partners to whom such amounts are specifically attributable (whether as a result of their status, actions, inactions or otherwise), as determined by the Board.

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(b)This Section 9.4 shall be interpreted to apply to Partners and former Partners and shall survive the Transfer of a Partner's Partnership Units (and shall not burden any such Transferred Partnership Units nor the transferee of such Partnership Units) and the termination, dissolution, liquidation and winding up of the Partnership and, for this purpose to the extent not prohibited by applicable Law, the Partnership shall be treated as continuing in existence.

ARTICLE X

PARTNER TRANSFERS AND WITHDRAWALS

Section 10.1	Transfer.

(a)No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

(b)No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article X. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article X shall be null and void ab initio.

Section 10.2 Transfer of General Partner's Partnership Interest. Without limiting the transfer of the General Partnership Interest from the Predecessor General Partner to the General Partner as provided in the Recapitalization Agreement, the General Partner may not (i) Transfer all or any portion of its General Partnership Interest, (ii) voluntarily withdraw as the general partner of the Partnership, or (iii) be removed from the Partnership, in each case, without the consent of the Majority in Interest of the Partners and subject to obtaining any applicable Gaming Authority licensing requirements and approvals. In the event of the General Partner's removal, and subject to obtaining any applicable Gaming Authority licensing requirements and approvals, the Majority in Interest of the Limited Partners may appoint a new general partner to be the General Partner hereunder. Any Transfer of the General Partnership Interests held by the General Partner shall be contingent upon the transferee being found suitable by the applicable Gaming Authority (if so required). For as long as the Original Limited Partners have a Percentage Interest equal to or greater than 25%, any action taken with the approval of the Majority in Interest of the Partners shall also require the prior written consent of the Original Limited Partner Representative.

Section 10.3 Limited Partners' Rights to Transfer.

(a)General. Except as provided herein, no Limited Partner shall Transfer all or any portion of such Partnership Interest to any transferee without the consent of the General Partner. Notwithstanding the foregoing, any Limited Partner may, at any time, without the consent of the General Partner, Transfer all or any portion of its Partnership Interest pursuant to a Permitted Transfer, as long as in the case of a Permitted Transfer of Class A Common Units, an equivalent number of Class V Shares are transferred to such Permitted Transferee. In connection with any Transfer (including any Permitted Transfer), the Partnership, each Limited Partner and each transferee of Partnership Interests shall cooperate with any applicable Gaming Authority in respect of any suitability investigation (if so required) and any Transfer of Partnership Interests shall be contingent upon the transferee being found suitable by any applicable Gaming Authority (if so required). Any Transfer by a Limited Partner or an Assignee is subject to Section 10.4 and to satisfaction of the following conditions:

(i)Qualified Transferee. Any Transfer of a Partnership Interest shall be made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee.

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(ii)Opinion of Counsel. The Transferor shall deliver or cause to be delivered to the General Partner an opinion of legal counsel reasonably satisfactory to the General Partner to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred; provided, however, that the General Partner may waive this condition upon the request of the Transferor. If the General Partner determines, based on the advice of counsel, that such Transfer would create a material risk of requiring the filing of a registration statement under the Securities Act or otherwise violating any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units, the General Partner may prohibit any Transfer otherwise permitted under this Section 10.3 by a Limited Partner of Partnership Interests.

(iii)Exception for Permitted Transfers. The condition set forth in Section 10.3(a)(ii) shall not apply in the case of a Permitted Transfer. It is a condition to any Transfer otherwise permitted hereunder (whether or not such Transfer is effected during or after the Restricted Period) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 10.5.

(b)Incapacity. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

(c)Adverse Tax Consequences. No Transfer by a Limited Partner of its Partnership Interests may be made to or by any Person if the General Partner reasonably determines in good faith, (i) such Transfer would create a material risk of the Partnership being classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code or (ii) result in the Partnership having more than 100 partners within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)); provided that, for such purposes, the Partnership and the General Partner shall assume that each Original Limited Partner and the Special Limited Partner is treated as a single partner within the meaning of Regulations Section 1.7704-1(h) (determined taking into account the rules of Regulations Section 1.7704-1(h)(3)), unless otherwise required by applicable Law.

Section 10.4 Substituted Limited Partners.

(a)No Limited Partner shall have the right to substitute a transferee other than a Permitted Transferee as a Limited Partner in its place. A transferee of the interest of a Limited Partner may be admitted as a Substituted Limited Partner only with the consent of the General Partner, subject to and contingent upon any suitability investigation (if so required) and the Substituted Limited Partner being found suitable by any applicable Gaming Authority (if so required); provided, however, that a Permitted Transferee shall be admitted as a Substituted Limited Partner pursuant to a Permitted Transfer without the

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consent of the General Partner, subject to compliance with the last sentence of this Section 10.4. The failure or refusal by the General Partner to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the General Partner. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited Partner until and unless it furnishes to the General Partner (i) evidence of acceptance, in form and substance reasonably satisfactory to the General Partner, of all the terms, conditions and applicable obligations of this Agreement and the Investor Rights Agreement, (ii) a counterpart signature page to this Agreement and the Investor Rights Agreement executed by such Assignee, (iii) Consent by Spouse and (iv) such other documents and instruments as the General Partner may reasonably require to effect such Assignee's admission as a Substituted Limited Partner. For as long as the Original Limited Partners have a Percentage Interest equal to or greater than 25%, any action taken with the approval of the General Partner shall also require the prior written consent of the Original Limited Partner Representative.

(b)Concurrently with, and as evidence of, the admission of a Substituted Limited Partner, the General Partner shall amend the Register and the books and records of the Partnership to reflect the name, address and number of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.

(c)A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article X shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

Section 10.5 Assignees. If the General Partner's consent is required for the admission of any transferee under Section 10.3 as a Substituted Limited Partner, as described in Section 10.4, and the General Partner withholds such consent, such transferee shall be considered an Assignee for purposes of this Agreement, subject to and contingent upon any suitability investigation (if so required) and the Assignee being found suitable by any applicable Gaming Authority (if so required). An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee and the rights to Transfer the Partnership Units provided in this Article X, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement (other than as expressly provided in Section 14.1 with respect to a Limited Partner (other than the Special Limited Partner) that becomes an Exchanging Partner), and shall not be entitled to effect a consent or vote with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article X to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

Section 10.6 General Provisions.

(a)No Limited Partner may withdraw from the Partnership other than: (i) as a result of a permitted Transfer of all of such Limited Partner's Partnership Interest in accordance with this Article X with respect to which the transferee becomes a Substituted Limited Partner; (ii) pursuant to a redemption (or acquisition by the Special Limited Partner) of all of its Partnership Interest pursuant to an Exchange under Section 14.1; or (iii) as a result of the acquisition by the Special Limited Partner of all of such Limited Partner's Partnership Interest, whether or not pursuant to Section 14.1(b).

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(b)Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer

(i)permitted pursuant to this Article X where such transferee was admitted as a Substituted Limited Partner,

(ii)pursuant to the exercise of its rights to effect a redemption of all of its Partnership Units pursuant to a Redemption under Section 14.1 or (iii) to the Special Limited Partner, whether or not pursuant to Article XIV, shall cease to be a Limited Partner.

(c)If any Partnership Unit is Transferred in compliance with the provisions of this Article X, or is redeemed by the Partnership, or acquired by the Special Limited Partner pursuant to Section 14.1, on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such Fiscal Year shall be allocated to the transferor Partner or the Exchanging Partner (as the case may be) and, in the case of a Transfer or assignment other than an Exchange, to the transferee Partner, by taking into account their varying interests during the Fiscal Year in accordance with Code section 706(d), using the "interim closing of the books" method or another permissible method or methods selected by the General Partner. Solely for purposes of making such allocations, unless otherwise determined by the General Partner, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Partner and none of such items for the calendar month in which a Transfer or an Exchange occurs shall be allocated to the transferor Partner, or the Exchanging Partner (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Exchange shall be made to the transferor Partner or the Exchanging Partner (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

(d)In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by the Special Limited Partner or any other acquisition of Partnership Units by the Partnership) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law (including Gaming Law); (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if the General Partner determines that such Transfer would create a material risk that the Partnership would become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in ERISA Section 3(14)) or a "disqualified person" (as defined in Code section 4975(c)); (v) if the General Partner determines, based on the advice of counsel, that such Transfer would create a material risk that any portion of the assets of the Partnership would constitute assets of any employee benefit plan pursuant to Department of Labor Regulations section 2510.2-101; (vi) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (vii) if the General Partner determines that such Transfer creates a material risk that the Partnership would become a reporting company under the Exchange Act; or (viii) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

(e)Transfers pursuant to this Article X may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

(f)For the avoidance of doubt, except to the extent expressly incorporated therein by reference, the provisions of this Article X shall not apply to an Exchange pursuant to Article XIV.

(g)In the event any transfer is permitted pursuant to this Article X, the transferring parties shall demonstrate to the satisfaction of the General Partner either that no

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withholding is required in connection with such transfer under applicable U.S. federal, state, local or non-U.S. law (including under Section 1445 or 1446 of the Code) or that any amounts required to be withheld in connection with such transfer under applicable U.S. federal, state, local or non- U.S. law (including under Section 1446 of the Code, other than by reason of Section 1446(f)(4)) have been so withheld.

ARTICLE XI

ADMISSION OF PARTNERS

Section 11.1 Admission of Successor General Partner. A successor to all or a portion of the General Partner's Partnership Interest pursuant to Section 10.2 who the General Partner has designated to become a successor General Partner shall, subject to obtaining any applicable Gaming Authority licensing requirements and approvals, be admitted to the Partnership as the General Partner, effective immediately upon the Transfer of such Partnership Interest to it. Upon any such Transfer and the admission of any such transferee as a successor General Partner in accordance with this Section 11.1, the transferor General Partner shall be relieved of its obligations under this Agreement and shall cease to be a general partner of the Partnership without any separate consent of the Partners or any Partner. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the event that the General Partner withdraws from the Partnership, or transfers its entire Partnership Interest, in violation of this Agreement, or otherwise dissolves or terminates or ceases to be the general partner of the Partnership, a Majority in Interest of the Partners may elect to continue the Partnership by selecting a successor General Partner.

Section 11.2 Partners; Admission of Additional Limited Partners.

(a)Subject to obtaining any applicable Gaming Authority licensing requirements and approvals, a Person (other than a then-existing Partner) who makes a Capital Contribution to the Partnership in exchange for Partnership Units and in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 15.1, (ii) a counterpart signature page to this Agreement executed by such Person, (iii) Consent by Spouse and (iv) such other documents or instruments as may be required by the General Partner in order to effect such Person's admission as an Additional Limited Partner. Concurrently with, and as evidence of, the admission of an Additional Limited Partner, the General Partner shall amend the Register and the books and records of the Partnership to reflect the name, address, number and type of Partnership Units of such Additional Limited Partner.

(b)Notwithstanding anything to the contrary in this Section 11.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission and the satisfaction of all the conditions set forth in Section 11.2(a).

(c)If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Fiscal Year shall be allocated among such Additional Limited Partner and all other Holders by taking into account their varying interests during the Fiscal Year in accordance with Code section 706(d), using the "interim closing of the books" method or another permissible method or methods selected by the General Partner. Solely for purposes of

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making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Holders including such Additional Limited Partner, in accordance with the principles described in Section 10.6(c). All distributions with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

Section 11.3 Limit on Number of Partners. Unless otherwise permitted by the General Partner, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to either (i) cause the Partnership to have a number of Partners (including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Partnership to become a reporting company under the Exchange Act or (ii) result in the Partnership having more than 100 partners within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)); provided that, for such purposes, the Partnership and the General Partner shall assume that each Original Limited Partner and the Special Limited Partner is treated as a single partner within the meaning of Regulations Section 1.7704-1(h) (determined taking into account the rules of Regulations Section 1.7704-1(h)(3)), unless otherwise required by applicable Law.

Section 11.4 Admission. A Person shall be admitted to the Partnership as a limited partner of the Partnership or a general partner of the Partnership only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Partnership as a Limited Partner or a General Partner.

ARTICLE XII

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 12.1 No Dissolution. The Partnership shall not be dissolved by the admission of additional Partners in accordance with the terms of this Agreement. The Partnership may be dissolved, liquidated and terminated only pursuant to the provisions of this Article XII, and the Partners hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Partnership or a sale or partition of any or all of the Partnership assets.

Section 12.2 Events Causing Dissolution. The Partnership shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events (each, a "Liquidating Event"):

(a)the sale of all or substantially all of the Partnership's assets;

(b)at any time there are no limited partners of the Partnership;

(c)an election to dissolve the Partnership made by the General Partner, with the consent of the Majority in Interest of the Limited Partners; or

(d)the entry of a decree of judicial dissolution under Section 17-802 of the Act. Section 12.3 Distribution upon Dissolution.

(a)Upon the dissolution of the Partnership pursuant to Section 12.2, the General Partner (or, in the event that there is no remaining General Partner or the General Partner has dissolved, become Bankrupt or ceased to operate, any Person elected by a Majority in Interest of the Partners (the

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General Partner or such other Person being referred to herein as the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the Special Limited Partner) shall be applied and distributed in the following order:

(i)First, to the satisfaction of all of the Partnership's debts and liabilities to creditors including Partners who are creditors (other than with respect to liabilities owed to Partners in satisfaction of liabilities for distributions), whether by payment or the making of reasonable provision for payment thereof;

(ii)Second, to the satisfaction of all of the Partnership's liabilities to the Partners in satisfaction of liabilities for distributions, whether by payment or the making of reasonable provision for payment thereof; and

(iii)The balance, if any, to the Holders in accordance with Section 4.1. The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XII.

(b)Notwithstanding the provisions of Section 12.3(a) that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership, the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Holders as creditors) and/or distribute to the Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 12.3(a), undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

(c)No Partner shall be personally liable for a deficit Capital Account balance of that Partner, it being expressly understood that the distribution of liquidation proceeds shall be made solely from existing Partnership assets. In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Holders pursuant to this Article XII may be:

(i)distributed to a trust established for the benefit of the General Partner and the Holders for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the Holders, from time to time, in the reasonable discretion of the General Partner, in the same proportions and amounts as would otherwise have been distributed to the Holders pursuant to this Agreement; or

(ii)withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed

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to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the Holders in the manner and order of priority set forth in Section 12.3(a) as soon as practicable.

Section 12.4 Rights of Holders. Except as otherwise provided in this Agreement, (a) each Holder shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Partnership and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.

Section 12.5 Termination. The Partnership shall terminate when all of the assets of the Partnership, after payment of or due provision for all debts, liabilities and obligations of the Partnership, shall have been distributed to the holders of Partnership Units in the manner provided for in this Article XII, and the Certificate shall have been cancelled in the manner required by the Act.

Section 12.6 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 12.3, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Partners during the period of liquidation.

ARTICLE XIII

AMENDMENTS; MEETINGS

Section 13.1 Amendments. Except as otherwise required or permitted by this Agreement (including Section 6.1), amendments, modifications and restatements of this Agreement must be approved by the consent of the General Partner, the Original Limited Partner Representative and the Majority in Interest of the Limited Partners; provided that no modification, amendment or restatement of any provision of this Agreement that materially and adversely affects the rights or obligations hereunder of any Holder, in its capacity as such, without similarly affecting the rights or obligations hereunder of all Holders shall be effective against such Holder unless approved in writing by such Holder; provided further that any amendment, modification or restatement of Section 3.4 or Section 4.7 shall also require the consent of Original Limited Partners holding a Percentage Interest equal to 67% of the Percentage Interests held by all Original Limited Partners. Upon obtaining any such consent, or any other consent required by this Agreement, and without further action or execution by any other Person, including any Limited Partner, (i) any amendment to this Agreement may be implemented and reflected in a writing executed solely by the General Partner, and (ii) the Limited Partners shall be deemed a party to and bound by such amendment of this Agreement. Within thirty (30) days after the effectiveness of any amendment to this Agreement that does not receive the consent of all Partners, the General Partner shall deliver a copy of such amendment to all Partners that did not consent to such amendment.

Section 13.2 Procedures for Meetings and Actions of the Partners.

(a)No meetings of the Limited Partners are required to be held. Meetings of the Partners may be called only by the General Partner. The call of any meeting by the General Partner shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners entitled to act at the meeting not less than ten (10) days nor more than ninety (90) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting, in each case, by telephone or video conference call. Unless approval by a different number or proportion of the Partners is required by this Agreement, the affirmative vote of a Majority in Interest of the Partners shall be sufficient to approve any proposal at a meeting of the Partners. Whenever the consent of any Partners is permitted or required under

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this Agreement, such consent may be given at a meeting of Partners or in accordance with the procedure prescribed in Section 13.2(b).

(b)Any action requiring the consent of any Partner or a group of Partners pursuant to this Agreement, or that is required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a consent in writing or by electronic transmission setting forth the action so taken or consented to is given by Partners whose affirmative vote would be sufficient to approve such action or provide such consent at a meeting of the Partners. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as the affirmative vote of such Partners at a meeting of the Partners. Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. For purposes of obtaining a consent in writing or by electronic transmission, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days of receipt of notice, and failure to respond in such time period shall constitute a consent that is consistent with the General Partner's recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite consents are received even if prior to such specified time.

(c)Each Partner entitled to act at a meeting of Partners may authorize any Person or Persons to act for it by proxy on all matters in which a Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Each proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Partner executing such proxy, unless such proxy states that it is irrevocable and is coupled with an interest.

(d)The General Partner may set, in advance, a record date for the purpose of determining the Partners (i) entitled to consent to any action, (ii) entitled to receive notice of or vote at any meeting of the Partners or (iii) in order to make a determination of Partners for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Partners, not less than ten (10) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of Partners entitled to notice of or to vote at a meeting of the Partners shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Partners shall be the effective date of such Partner action, distribution or other event. When a determination of the Partners entitled to vote at any meeting of the Partners has been made as provided in this section, such determination shall apply to any adjournment thereof.

(e)Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the Special Limited Partner's stockholders and may be held at the same time as, and as part of, the meetings of the Special Limited Partner's stockholders.

ARTICLE XIV

EXCHANGE RIGHTS

Section 14.1 Exchange Rights of the Limited Partners

(a)Exchange Procedures.

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(i)Upon the terms and subject to the conditions set forth in this Section 14.1, after the expiration of the Restricted Period and subject to any contractual limitation under the Investor Rights Agreement or otherwise agreed to in writing by such Limited Partner, each Limited Partner (other than the Special Limited Partner) shall be entitled to cause the Partnership to effect an Exchange up to four (4) times per calendar year plus, if necessary, any additional number of times as may be necessary to allow such Limited Partner to participate in a transaction described in the following sentence, in each case with respect to a number of Class A Common Units at least equal to or exceeding the Minimum Exchange Amount, by delivering an Exchange Notice to the Partnership, with a copy to the Special Limited Partner. An Exchange Notice may specify that the Exchange is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of the Class A Shares into which the Class A Common Units are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which such Class A Shares would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property. Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with this Section 14.1, a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act"), then the Exchange Date with respect to all Exchanged Units which would be exchanged into an equal number of Class A Shares resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Exchange Units. Each of the Partners, including the Special Limited Partner, agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Partnership.

(ii)Within three (3) Business Days of the giving of an Exchange Notice, the General Partner, on behalf of the Partnership, may elect to settle all or a portion of the Exchange in cash in an amount equal to the Cash Exchange Payment (in lieu of Class A Shares), exercisable by giving written notice of such election to the Exchanging Partner within such three (3) Business Day period (such notice, the "Cash Exchange Notice"). The Cash Exchange Notice shall set forth the portion of the Class A Common Units subject to the Exchange which will be exchanged for cash in lieu of Class A Shares. Any portion of the Exchange not settled for a Cash Exchange Payment shall be settled for a Stock Exchange Payment.

(iii)The Exchanging Partner may elect to retract its Exchange Notice by giving written notice of such election to the General Partner no later than (1) Business Day prior to the Exchange Date. The giving of any notice pursuant to this Section 14.1 shall terminate all of the Exchanging Partner's, the General Partner's and the Partnership's rights and obligations under this Section 14.1 arising from such retracted Exchange Notice (but not, for the avoidance of doubt, from any Exchange Notice not retracted or that may be delivered in the future).

(iv)Notwithstanding anything to the contrary in this Section 14.1, the Special Limited Partner may, in its sole and absolute discretion, elect to effect on the Exchange Date the Exchange of Exchanged Units for the Cash Exchange Payment and/or the Stock Exchange Payment, as the case may be (and subject to the terms of Section 14.1(a)(ii) and (iii)), through a direct exchange of such Exchanged Units and with such consideration

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between the Exchanging Partner and the Special Limited Partner (a "Direct Exchange"). Upon such Direct Exchange pursuant to this Section 14.1(a)(iv), the Special Limited Partner shall acquire the Exchanged Units and shall be treated for all purposes of this Agreement as the owner of such Units; provided, that, any such election by the Special Limited Partner shall not relieve the Partnership of its obligation arising with respect to such applicable Exchange Notice. The Special Limited Partner may, at any time prior to an Exchange Date, deliver written notice (an "Direct Exchange Election Notice") to the Partnership and the Exchanging Partner setting forth its election to exercise its right to consummate a Direct Exchange; provided that such Election does not prejudice the ability of the parties to consummate an Exchange or Direct Exchange on the Exchange Date. A Direct Exchange Election Notice may be revoked by the Special Limited Partner at any time; provided that any such revocation does not prejudice the ability of the parties to consummate an Exchange or Direct Exchange on the Exchange Date. The right to consummate a Direct Exchange in all events shall be exercisable for all the Exchanged Units that would otherwise have been subject to an Exchange. Except as otherwise provided in this Section 14.1(a)(iv), a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner as the relevant Exchange would have been consummated if the Special Limited Partner had not delivered a Direct Exchange Notice.

(v)An Earnout Company Unit is not permitted to be treated as an Exchanged Unit under this Agreement and in no event shall the Partnership or the Special Limited Partner effect an Exchange (including a Direct Exchange) of such an Earnout Company Unit unless and until such Earnout Company Unit has satisfied the earnout criteria set forth in the Business Combination Agreement.

(b)Exchange Payment.

(i)The Exchange (including a Direct Exchange) shall be consummated on the

Exchange Date.

(ii)On the Exchange Date (to be effective immediately prior to the close of business on the Exchange Date), in the case of an Exchange, (i) the Special Limited Partner shall contribute to the Partnership for delivery to the Exchanging Partner (x) the Stock Exchange Payment with respect to any Exchanged Units not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Units subject to a Cash Exchange Notice, (ii) the Exchanging Partner shall transfer and surrender the Exchanged Units to the Partnership (provided that the Exchanging Partner shall surrender the Class V Shares to the Special Limited Partner), free and clear of all liens and encumbrances, (iii) the Partnership shall issue to the Special Limited Partner a number of Class A Common Units equal to the number of Class A Common Units surrendered pursuant to clause (ii), (iv) solely to the extent necessary in connection with an Exchange, the Special Limited Partner shall undertake all actions, including an issuance, reclassification, distribution, division or recapitalization, with respect to the Class A Shares to maintain a one-to-one ratio between the number of Class A Common Units owned by the Special Limited Partner, directly or indirectly, and the number of outstanding Class A Shares, taking into account the issuance in clause (iii), any Stock Exchange Payment, and any other action taken in connection with this Section 14.1, which actions shall be subject to the approval of the Original Limited Partner Representative (not to be unreasonably withheld, conditioned, or delayed), (v) the Partnership shall (x) cancel the redeemed Class A Common Units which were Exchanged Units held by the Exchanging Partner and

(y)transfer to the Exchanging Partner the Cash Exchange Payment and/or the Stock

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Exchange Payment, as applicable, and (vi) the Special Limited Partner shall cancel the surrendered Class V Shares.

(iii)On the Exchange Date (to be effective immediately prior to the close of business on the Exchange Date), in the case of a Direct Exchange, (i) the Special Limited Partner shall deliver to the Exchanging Partner (x) the Stock Exchange Payment with respect to any Exchanged Units not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Units subject to a Cash Exchange Notice, (ii) the Exchanging Partner shall transfer to the Special Limited Partner the Exchanged Units, free and clear of all liens and encumbrances, (iii) solely to the extent necessary in connection with a Direct Exchange, the Special Limited Partner shall undertake all actions, including an issuance, reclassification, distribution, division or recapitalization, with respect to the Class A Shares to maintain a one-to-one ratio between the number of Class A Common Units owned by the Special Limited Partner, directly or indirectly, and the number of outstanding Class A Shares, any Stock Exchange Payment, and any other action taken in connection with this Section 14.1, which actions shall be subject to the approval of the Original Limited Partner Representative (not to be unreasonably withheld, conditioned, or delayed), and (iv) the Special Limited Partner shall cancel the surrendered shares of Class V Shares.

(iv)Upon the Exchange (including by way of a Direct Exchange) of all of a Limited Partner's Class A Common Units, such Limited Partner shall cease to be a Limited Partner of the Partnership.

(c)Splits, Distributions and Reclassifications. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Shares are converted or changed into another security, securities or other property, this Section 14.1 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Section 14.1(c) is intended to preserve the intended economic effect of Section 3.4 and this Section 14.1 and to put each Limited Partner in the same economic position, to the greatest extent possible, with respect to Exchanges (including Direct Exchanges) as if such reclassification, reorganization, recapitalization or other similar transaction had not occurred and shall be interpreted in a manner consistent with such intent.

(d)PubCo Covenants. The Special Limited Partner shall at all times keep available, solely for the purpose of issuance upon an Exchange (or Direct Exchange, as applicable), out of its authorized but unissued Class A Shares, such number of Class A Shares that shall be issuable upon the Exchange (or Direct Exchange, as applicable) of all outstanding Class A Common Units, including the Earnout Company Units (other than those Class A Common Units, including the Earnout Company Units, held by the Special Limited Partner); provided that nothing contained in this Agreement shall be construed to preclude the Special Limited Partner from satisfying its obligations with respect to an Exchange (or Direct Exchange, as applicable) by delivery of a Cash Exchange Payment or Class A Shares that are held in treasury of the Special Limited Partner. The Special Limited Partner covenants that all Class A Shares that shall be issued upon an Exchange (or Direct Exchange, as applicable) shall, upon issuance thereof, be validly issued, fully paid and non-assessable, free and clear of all liens and encumbrances. In addition, for so long as the Class A Shares are listed on a stock exchange or automated or electronic quotation system, the Special Limited Partner shall cause all Class A Shares issued upon an Exchange (or Direct Exchange, as applicable) to be listed on such stock exchange or automated or electronic quotation system at the time of such issuance. For purposes of this Section 14.1(d), references to the "Class A Shares" shall be deemed to include any Equity Securities issued or issuable as a result of any reclassification,

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combination, subdivision or similar transaction of the Class A Shares that any Limited Partner would be entitled to receive pursuant to Section 14.1(c).

(e)Exchange Taxes. The issuance of Class A Shares upon an Exchange (or Direct Exchange, as applicable) shall be made without charge to the Exchanging Partner for any stamp or other similar tax in respect of such issuance; provided, however, that if any such Class A Shares are to be issued in a name other than that of the Exchanging Partner (subject to the restrictions in Article X), then the Person or Persons in whose name the shares are to be issued shall pay to the Special Limited Partner the amount of any additional tax that may be payable in respect of any Transfer involved in such issuance in excess of the amount otherwise due if such shares were issued in the name of the Exchanging Partner or shall establish to the satisfaction of the Special Limited Partner that such additional tax has been paid or is not payable.

(f)Distribution Rights. No Exchange (or Direct Exchange) shall impair the right of the Exchanging Partner to receive any distributions payable on the Class A Common Units exchanged pursuant to such Exchange (or Direct Exchange, as applicable) in respect of a Partnership Record Date that occurs prior to the Exchange Date for such Exchange (or Direct Exchange, as applicable). No Exchanging Partner, or a Person designated by an Exchanging Partner to receive Class A Shares, shall be entitled to receive, with respect to such record date, distributions or dividends both on Class A Common Units redeemed by the Partnership from such Exchanging Partner and on Class A Shares received by such Exchanging Partner, or other Person so designated, if applicable, in such Exchange (or Direct Exchange, as applicable).

(g)Exchange Restrictions. The General Partner may impose additional limitations and restrictions on Exchanges (including limiting Exchanges or creating priority procedures for Exchanges) to the extent it reasonably determines in good faith (with the approval of the Original Limited Partner Representative), which approval shall not be unreasonably withheld, conditioned, or delayed) that such limitations and restrictions are necessary to avoid the Partnership being classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code; provided that, for such purposes, the Partnership and the General Partner shall assume that each Original Limited Partner and the Special Limited Partner is treated as a single partner within the meaning of Regulations Section 1.7704-1(h) (determined taking into account the rules of Regulations Section 1.7704-1(h)(3)), unless otherwise required by applicable Law.

(h)Tax Matters.

(i)In connection with any Exchange (or Direct Exchange, as applicable), the Exchanging Partner shall, to the extent it is legally entitled to deliver such form, deliver to the Special Limited Partner or the Partnership, as applicable, a certificate, dated as of the Exchange Date, in a form reasonably acceptable to the Special Limited Partner or the Partnership, as applicable, certifying as to such Exchanging Partner's taxpayer identification number and that such Exchanging Partner is a not a foreign person for purposes of Section 1445 and Section 1446(f) of the Code (which certificate may be an Internal Revenue Service Form W-9 if then sufficient for such purposes under applicable Law) (such certificate a "Non-Foreign Person Certificate"). If an Exchanging Partner is unable to provide a Non-Foreign Person Certificate in connection with an Exchange, then

(i)such Exchanging Partner shall provide a certificate substantially in the form described in Proposed Regulations Section 1.1446(f)-2(c)(2)(ii)(B) or (ii) the Partnership shall deliver a certificate substantially in in the form described in Proposed Regulations Section 1.1446(f)-2(c)(2)(ii)(C), in each case setting forth the liabilities of the Partnership allocated to the Class A Common Units subject to the Exchange under Section 752 of the Code, and

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the Special Limited Partner or the Partnership, as applicable, shall be permitted to withhold on the amount realized by such Exchanging Partner in respect of such Exchange as provided in Section 1446(f) of the Code and Proposed Regulations thereunder and consistent with the certificate provided pursuant to clause (i) or (ii) of this sentence, as applicable.

(ii)For U.S. federal and applicable state and local income tax purposes, each of the Exchanging Partner, the Partnership and the Special Limited Partner agree to treat each Exchange (and Direct Exchange) as a taxable sale by the Exchanging Partner of the Exchanging Partner's Class A Common Units (together with an equal number of shares of Class V Common Stock, which shares shall not be allocated any economic value) to the Special Limited Partner in exchange for (A) the payment by the Special Limited Partner of the Stock Exchange Payment, the Cash Exchange Payment, or other applicable consideration to the Exchanging Partner and (B) corresponding payments under the Tax Receivables Agreement. Within thirty (30) days following the Exchange Date, the Special Limited Partner shall deliver a Section 743 notification to the Partnership in accordance with Regulations Section 1.743-1(k)(2).

(i)Representations and Warranties. In connection with any Exchange or Direct Exchange, as applicable, upon the acceptance of the Class A Shares or an amount of cash equal to the Cash Exchange Payment, the Exchanging Partner shall represent and warrant that the Exchanging Partner is the owner of the number of Exchanged Units the Exchanging Partner is electing to Exchange and that such Exchanged Units are not subject to any liens or restrictions on transfer (other than restrictions imposed by this Agreement, the charter and governing documents of the Special Limited Partner and applicable Law).

ARTICLE XV

MISCELLANEOUS

Section 15.1 Partnership Counsel. THE PARTNERSHIP, THE GENERAL PARTNER, THE SPECIAL LIMITED PARTNER, THE ORIGINAL LIMITED PARTNERS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES MAY BE REPRESENTED BY THE SAME COUNSEL (COUNSEL THAT REPRESENTS THE PARTNERSHIP, "PARTNERSHIP COUNSEL"). THE ATTORNEYS, ACCOUNTANTS AND OTHER EXPERTS WHO PERFORM SERVICES FOR THE PARTNERSHIP MAY ALSO PERFORM SERVICES FOR THE GENERAL PARTNER, THE SPECIAL LIMITED PARTNER, THE ORIGINAL LIMITED PARTNERS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES. THE GENERAL PARTNER MAY, WITHOUT THE CONSENT OF THE LIMITED PARTNERS, EXECUTE ON BEHALF OF THE PARTNERSHIP ANY CONSENT TO THE REPRESENTATION OF THE PARTNERSHIP THAT COUNSEL MAY REQUEST PURSUANT TO THE NEW YORK RULES OF PROFESSIONAL CONDUCT OR SIMILAR RULES IN ANY OTHER JURISDICTION. EACH PARTNER ACKNOWLEDGES THAT PARTNERSHIP COUNSEL DOES NOT REPRESENT ANY LIMITED PARTNER IN ITS CAPACITY AS SUCH IN THE ABSENCE OF A CLEAR AND EXPLICIT WRITTEN AGREEMENT TO SUCH EFFECT BETWEEN SUCH LIMITED PARTNER AND PARTNERSHIP COUNSEL (AND THEN ONLY TO THE EXTENT SPECIALLY SET FORTH IN SUCH AGREEMENT), AND THAT IN ABSENCE OF ANY SUCH AGREEMENT PARTNERSHIP COUNSEL SHALL OWE NO DUTIES TO EACH LIMITED PARTNER. EACH LIMITED PARTNER FURTHER ACKNOWLEDGES THAT, WHETHER OR NOT PARTNERSHIP COUNSEL HAS IN THE PAST REPRESENTED OR IS CURRENTLY REPRESENTING SUCH LIMITED PARTNER WITH RESPECT TO OTHER MATTERS, PARTNERSHIP COUNSEL HAS NOT REPRESENTED THE INTERESTS OF ANY LIMITED PARTNER IN THE PREPARATION AND/OR NEGOTIATION OF THIS AGREEMENT.

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Section 15.2 Appointment of General Partner as Attorney-in-Fact.

(a)Each Limited Partner, including each Additional Partner and Substitute Partner that are Limited Partners, irrevocably makes, constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including but not limited to:

(i)All certificates and other instruments (including counterparts of this Agreement), and all amendments thereto, which the General Partner deems appropriate to form, qualify, continue or otherwise operate the Partnership as a limited partnership (or other entity in which the Partners will have limited liability comparable to that provided in the Act), in the jurisdictions in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of the General Partner, necessary or desirable to protect the limited liability of the Partners.

(ii)All amendments to this Agreement adopted in accordance with the terms hereof, and all instruments which the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with the terms of this Agreement.

(iii)All conveyances of Partnership assets, and other instruments which the General Partner reasonably deems necessary in order to complete a dissolution and termination of the Partnership pursuant to this Agreement.

(b)The appointment by all Limited Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees under this Agreement will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing and other action by it on behalf of the Partnership, shall survive the Incapacity of any Person hereby giving such power, and the Transfer or assignment of all or any portion of such Person's Partnership Interest, and shall not be affected by the subsequent Incapacity of the principal; provided, however, that in the event of the assignment by a Limited Partner of all of its Partnership Interest, the foregoing power of attorney of an assignor Limited Partner shall survive such assignment only until such time as the Assignee shall have been admitted to the Partnership as a Substituted Limited Partner and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

Section 15.3	Arbitration.

(a)Except as otherwise expressly provided herein, any dispute, controversy or claim arising out of or in connection with this Agreement, or the interpretation, breach, termination or validity thereof ("Dispute") shall be finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect (the "Rules"), except as modified herein and such arbitration shall be administered by the AAA. The place of arbitration shall be Chicago, Illinois.

(b)There shall be one arbitrator who shall be agreed upon by the parties within twenty

(20)days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by the AAA shall be a retired judge or a practicing attorney with

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no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware.

(c)The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitrator shall not be permitted to award punitive, multiple or other non-compensatory damages. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets. Any costs or fees (including attorneys' fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement.

(d)All Disputes shall be resolved in a confidential manner. The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests.

(e)Barring extraordinary circumstances (as determined in the sole discretion of the arbitrator), discovery shall be limited to pre-hearing disclosure of documents that each side will present in support of its case, and non-privileged documents essential to a matter of import in the proceeding for which a party has demonstrated a substantial need. The parties agree that they will produce to each other all such requested non-privileged documents, except documents objected to and with respect to which a ruling has been or shall be sought from the arbitrator. There will be no depositions.

(f)Any claim brought by a Partner must be brought in such Partner's individual capacity and not as a plaintiff or class member in any purported class, collective or representative proceeding.

Section 15.4 Accounting and Fiscal Year. Subject to Code section 448, the books of the Partnership shall be kept on such method of accounting for tax and financial reporting purposes as may be determined by the General Partner. The fiscal year of the Partnership (the "Fiscal Year") shall be the calendar year, or, in the case of the first and last Fiscal Years of the Partnership, the fraction thereof commencing on the date of this Agreement or ending on the date on which the winding-up of the Partnership is completed, as the case may be, unless otherwise determined by the General Partner and permitted under the Code.

Section 15.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof, including the Original Agreement.

Section 15.6 Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to

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take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

Section 15.7 Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, (b) sent by facsimile, overnight mail or registered or certified mail, return receipt requested, postage prepaid, or (c) (except with respect to notice to the Partnership or the General Partner) sent by e-mail, with electronic, written or oral confirmation of receipt, in each case addressed as follows:

if to the Partnership or the General Partner, to 900 N. Michigan Avenue, Suite 1600, Chicago, IL 60611; Attention: Chief Executive Officer; Phone: [__]; Fax: [__];

or to such other address as the Partnership may from time to time specify by notice to the Partners;

and

if to any Limited Partner, to such Limited Partner at the address set forth in the records of the Partnership.

Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile or e-mail, or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

Section 15.8 Governing Law. This Agreement, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

Section 15.9 Construction. This Agreement shall be construed as if all parties hereto prepared this Agreement.

Section 15.10 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the Partners, their heirs, executors, administrators, successors and all other Persons hereafter holding, having or receiving an interest in the Partnership, whether as Assignees, Substituted Limited Partners or otherwise.

Section 15.11 Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

Section 15.12 Confidentiality. A Limited Partner's rights to access or receive any information about the Partnership or its business are conditioned on such Limited Partner's willingness and ability to assure that the Partnership information will be used solely by such Limited Partner for purposes reasonably related to such Limited Partner's interest as a Limited Partner, and that such Partnership information will not become publicly available as a result of such Limited Partner's rights to access or receive such Partnership information. Each Limited Partner hereby acknowledges that the Partnership creates and will be in possession of confidential information, the improper use or disclosure of which could have a material

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adverse effect upon the Partnership and its Subsidiaries. Each Limited Partner further acknowledges and agrees that the Partnership information constitutes a valuable trade secret of the Partnership and agrees to maintain any Partnership information provided to it in the strictest confidence. Accordingly, without limiting the generality of the foregoing:

(a)Notwithstanding Article VIII, the General Partner shall have the right to keep confidential from the Limited Partners (and their respective agents and attorneys) for such period of time as the General Partner deems reasonable, any information: (i) that the General Partner believes to be in the nature of trade secrets; or (ii) which the General Partner (or its Affiliates, employees, officers, directors, members, partners or personnel) is required by law or by agreement with a third party to keep confidential; provided, that the General Partner shall make available to a Limited Partner, upon reasonable request, information required by such Limited Partner to comply with applicable laws, rules and regulations, as well as any requests from any federal or state regulatory body having jurisdiction over such Limited Partner. Notwithstanding the immediately preceding proviso, in no event shall the General Partner be required to disclose to any Limited Partner the identity of, or any account details relating to, any other Partner unless it is required to do so by law applicable to it, as determined by a court of competent jurisdiction.

(b)Except as permitted by this Section 15.12 or as required by applicable law, each party hereto agrees that the provisions of this Agreement, all of the information and documents described in Article VIII, all understandings, agreements and other arrangements between and among the parties (or any of them), and all other non-public information received from, or otherwise relating to, the Partnership or any of its Subsidiaries, any Limited Partners, the General Partner and/or their respective Affiliates shall be confidential, and shall not disclose or otherwise release to any other Person (other than another party hereto) such matters, without the written consent of the General Partner.

(c)The confidentiality obligations of the parties under this Section 15.12 shall not apply: (i) to the disclosure by a Limited Partner of information to the other Limited Partners or such Limited Partner's Affiliates, partners, officers, agents, board members, trustees, attorneys, auditors, employees, prospective transferees permitted hereunder, financial advisors and other professional advisors (provided, that such prospective transferees and other Persons agree to hold confidential such information substantially in accordance with this Section 15.12 or are otherwise bound by a duty of confidentiality to such Limited Partner) solely on a need-to-know basis, which Persons shall be bound by this Section 15.12 as if they were Limited Partners, (ii) to information already known to the general public at the time of disclosure or that became known prior to such disclosure through no act or omission by any Limited Partner or any Person acting on behalf of any of the foregoing, (iii) to information received from a source not bound by a duty of confidentiality to the Partnership or any of its Subsidiaries, any Partner or any Affiliate of any of the foregoing, (iv) to any party to the extent that the disclosure by such party of information otherwise determined to be confidential is required by applicable law (foreign or domestic) or legal process (including pursuant to an arbitration proceeding), or by any federal, state, local or foreign regulatory body with jurisdiction over such party, (v) to disclosures made in connection with any lawsuit initiated to enforce any rights granted under this Agreement, or (vi) to the disclosure of confidential information to rating agencies to the extent such disclosure is required by such rating agencies; provided, that prior to disclosing such confidential information, a party shall, to the extent permitted by applicable law, notify the General Partner thereof, which notice shall include the basis upon which such party believes the information is required to be disclosed. Notwithstanding the foregoing or anything to the contrary herein, in no event shall this Section 15.12(c) permit any Limited Partner to disclose the identity of, or any account details relating to, any other Partner without the prior written consent of the General Partner (which may be given or withheld in the General Partner's sole discretion) unless the Limited Partner delivers to the General Partner a written opinion of counsel to the Limited Partner (which opinion and counsel shall be reasonably acceptable to the General Partner) to the effect that such disclosure is required under applicable law.

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(d)To the extent that a Limited Partner is subject to the United States Freedom of Information Act or any similar public disclosure or public records act statutes: (i) such Limited Partner acknowledges the General Partner's and the Partnership's position that the information intended to be protected by the provisions of Sections 15.12(a) and 15.12(b) constitutes or includes sensitive financial data, proprietary data, commercial and financial information and/or trade secrets that are being provided to and/or entered into with the Limited Partner with the specific understanding that such documents and information will remain confidential; (ii) the General Partner advises each such Limited Partner that the documents and information intended to be protected by the provisions of Sections 15.12(a) and 15.12(b) would not be supplied to such Limited Partner without an understanding that such documents and information will be held and treated by such Limited Partner as confidential information; and (iii) to the extent that such Limited Partner is nevertheless required to disclose any such confidential information, (A) such Limited Partner shall, unless legally prohibited, give the General Partner prior notice of any such required disclosure and (B) such Limited Partner shall in any event maintain the confidentiality of the Partnership's information (including this Agreement) to at least the same extent as, and in a manner no less favorable to the Partnership and the General Partner than the manner in which, it maintains the confidentiality of comparable information in respect of any other private investment vehicles in which such Limited Partner invests (whether such vehicles are focused on private investments, public investments or otherwise). Notwithstanding the foregoing or anything to the contrary herein, in no event shall this Section 15.12(d) permit any Limited Partner to disclose the identity of, or any account details relating to, any other Partner, without the prior written consent of the General Partner (which may be given or withheld in the General Partner's sole discretion) unless the Limited Partner delivers to the General Partner a written opinion of counsel to the Limited Partner (which opinion and counsel shall be reasonably acceptable to the General Partner) to the effect that such disclosure is required under applicable law.

(e)The Partnership and the General Partner shall be entitled to enforce the obligations of each Limited Partner under this Section 15.12 to maintain the confidentiality of the information described herein. The remedies provided for in this Section 15.12 are in addition to and not in limitation of any other right or remedy of the Partnership or the General Partner provided by law or equity, this Agreement or any other agreement entered into by or among one or more of the Limited Partners and/or the Partnership. Each Limited Partner expressly acknowledges that the remedy at law for damages resulting from a breach of this Section 15.12 may be inadequate and that the Partnership and the General Partner shall be entitled to institute an action for specific performance of a Limited Partner's obligations hereunder. The General Partner shall be entitled to consider the different circumstances of different Limited Partners with respect to the restrictions and obligations imposed on Limited Partners hereunder to the full extent permitted by law, and, to the full extent permitted by law, the General Partner may, in its good faith discretion, waive or modify such restrictions and obligations with respect to a Limited Partner without waiving or modifying such restrictions and obligations for other Limited Partners.

(f)In addition, to the full extent permitted by law, each Limited Partner agrees to indemnify the Partnership and each Indemnitee against any claim, demand, controversy, dispute, cost, loss, damage, expense (including attorneys' fees), judgment and/or liability incurred by or imposed upon the Partnership or any such Indemnitee in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency), to which the Partnership or any such Indemnitee may be made a party or otherwise involved or with which the Partnership or any such Indemnitee shall be threatened, by reason of the Limited Partner's obligations (or breach thereof) set forth in this Section 15.12.

(g)Notwithstanding any other provision of this Agreement (including this Section 15.12), the Special Limited Partner may disclose any Confidential Information otherwise subject to the confidentiality obligations of this Section 15.12 to any federal, state, local or foreign regulatory or self- regulatory body or any securities exchange or listing authority to the extent required or requested by such

54

body, exchange or authority, or as necessary and appropriate in connection with filings, or as otherwise legally required.

Section 15.13 Consent to Use of Name. Each Partner hereby consents to the use and inclusion of its name in the Partnership's books and records hereto.

Section 15.14 Consent by Spouse. Each Limited Partner who is a natural person and is married (and not formally separated with an agreed-upon division of assets) and is subject to the community property laws of any state shall deliver a duly executed Consent by Spouse, in the form prescribed in Exhibit C attached hereto, and at the time of execution of this Agreement. Each such Limited Partner shall also have such Consent by Spouse executed by any spouse married to him or her at any time subsequent thereto while such natural person is a Limited Partner. Each Limited Partner agrees and acknowledges that compliance with the requirements of this Section 15.14 by each other Limited Partner constitutes an essential part of the consideration for his or her execution of this Agreement.

Section 15.15 Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto.

Section 15.16 Survival. The provision of Section 6.5, 6.6, 15.1, 15.2, 15.3, 15.5, 15.6, 15.7, 15.8, 15.12, 15.13 and 15.14 (and this Section 15.16) (and any other provisions herein necessary for the effectiveness of the foregoing sections) shall survive the termination of the Partnership and/or the termination of this Agreement.

Section 15.17 Anti-Money Laundering Representations and Undertakings. Each Partner acknowledges that it has read the representations and undertakings contained on Exhibit D attached hereto and hereby confirms they are true and correct.

Section 15.18 Third Party Beneficiary. Notwithstanding anything to the contrary contained herein, dMY Sponsor, LLC is an express third party beneficiary of Section 6.1(c), Section 6.5(c) and Section 6.6(h) of this Agreement and may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the provisions set forth in Section 6.1(c), Section 6.5(c) and Section 6.6(h) of this Agreement as though directly party hereto.

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

RUSH STREET INTERACTIVE, LP

________________________________

Name:

Title:

RUSH STREET INTERACTIVE GP, LLC

________________________________

Name:

Title:

RUSH STREET INTERACTIVE, INC.,

________________________________

Name:

Title:

RSI GP, LLC

________________________________

Name:

Title:

[ORIGINAL LIMITED PARTNERS]

________________________________

Name:

Title:

Signature Page to Amended and Restated Limited Partnership Agreement of Rush Street Interactive, LP

SCHEDULE I: OWNERSHIP
(as of the Closing Date)2

Partner	Class A Common Units

Rush Street Interactive, Inc.	[•] (of which [•] are Earnout Company
Units)

[Original Limited Partner]	[•] (of which [•] are Earnout Company
Units)

[Original Limited Partner]	[•] (of which [•] are Earnout Company
Units)

[Original Limited Partner]	[•] (of which [•] are Earnout Company
Units)

Total	[•]

2To be updated by General Partner on the Closing Date.

Schedule I

EXHIBIT A: CAPITAL CONTRIBUTIONS

[•]

EXHIBIT B: EXCHANGE NOTICE

[General Partner] [Address]

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Exchange Class A Common Units in Rush Street Interactive, LP in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of Rush Street Interactive, LP, dated as of [•], 2020 (the "Agreement"), and the Exchange rights referred to therein in Section 14.1. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned Limited Partner or Assignee:

(a)undertakes to surrender such Class A Common Units at the closing of the Exchange;

(b)directs that the certified check representing or, at the General Partner's discretion, a wire transfer of the Cash Exchange Payment, and/or the Stock Exchange Payment, as applicable, deliverable upon the closing of such Exchange be delivered to the address or bank account, as applicable, specified below;

(c)represents, warrants, certifies and agrees that: (i) the undersigned Limited Partner or Assignee is eligible to make an Exchange pursuant to Section 14.1 of the Agreement; (ii) the undersigned Limited Partner or Assignee has, and at the closing of the Exchange will have, good, marketable and unencumbered title to such Class A Common Units, free and clear of the rights or interests of any other person or entity; (iii) the undersigned Limited Partner or Assignee has, and at the closing of the Exchange will have, the full right, power and authority to tender and surrender such Class A Common Units as provided herein; (iv) the undersigned Limited Partner or Assignee, and the tender and surrender of such Class A Common Units for Exchange as provided herein complies with all conditions and requirements for redemption of Class A Common Units set forth in the Agreement; and (v) the undersigned Limited Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

(d)acknowledges that the undersigned will continue to own such Class A Common Units unless and until either (1) such Class A Common Units are acquired by the Special Limited Partner pursuant to Section 14.1 of the Agreement or (2) such exchange transaction closes.

Dated: ____________________________________

Name of Limited Partner or Assignee:

Signature of Limited Partner or Assignee

Street Address

City, State and Zip Code

Social security or identifying number

Signature Medallion Guaranteed by:*

Issue Check Payable to (or shares in the name of):

Bank Account Details:

* Required unless waived by the General Partner or Transfer Agent.

EXHIBIT C: CONSENT BY SPOUSE

I acknowledge that I have read the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Rush Street Interactive, LP (the "Partnership"), effective as of [•], 2020 and that I know its contents. I am aware that by its provisions, my spouse agrees to sell, convert, dispose of, or otherwise transfer his or her interest in the Partnership, including any property or other interest that I have or acquire therein, under certain circumstances. I hereby consent to such sale, conversion, disposition or other transfer; and approve of the provisions of the Partnership Agreement and any action hereafter taken by my spouse thereunder with respect to his or her interest, and I agree to be bound thereby.

I further agree that in the event of my death or a dissolution of marriage or legal separation, my spouse shall have the absolute right to have my interest, if any, in the Partnership set apart to him or her, whether through a will, a trust, a property settlement agreement or by decree of court, or otherwise, and that if he or she be required by the terms of such will, trust, settlement or decree, or otherwise, to compensate me for said interest, that the price shall be an amount equal to: (i) the then-current balance of the Capital Account relating to said interest; multiplied by (ii) my percentage of ownership in such interest (all without regard to the effect of any vesting provisions in the Partnership Agreement related thereto).

This consent, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the [ ]* without regard to otherwise governing principles of choice of law or conflicts of law.

Dated: ___________________________________

NAME:___________________________________

* Insert jurisdiction of residence of Partner and Spouse.

C-1

EXHIBIT D: ANTI-MONEY LAUNDERING REPRESENTATIONS AND UNDERTAKINGS

Each Partner hereby makes the following representations, warranties and covenants as of the date of this Agreement, and for so long as each such Partner holds any Partnership Interest thereafter:

(a)The monies used to fund the Partner's acquisition of an interest in the Partnership, and the monies that have been or will be used to make Capital Contributions, have not been, and will not in any case be, derived from or related to any activity that would be illegal in any Relevant Jurisdiction ("Illegal Activity"). In addition, the proceeds from the Partner's investment in the Partnership will not be used to finance any Illegal Activities. To the best of the Partner's knowledge, no contribution or payment, in and of itself, by any Partner to the Partnership will directly cause the Partnership or its affiliates to be in violation of applicable anti-money laundering, terrorist financing, or sanctions laws, regulations or government guidance, including but not limited to the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the Bank Secrecy Act's implementing regulations (collectively, "BSA laws and regulations"); the economic and trade sanctions administered and enforced by the Office of Foreign Assets Control, United States Department of the Treasury ("OFAC"); or applicable anti-money laundering and terrorist financing laws, regulations or government guidance of any Relevant Jurisdiction. "Relevant Jurisdiction" means the United States or the Partner's place of organization or principal place of business.

(b)Neither a Partner nor any person or entity controlled by or controlling the Partner, excluding such persons or entities that are shareholders of the Partner or any person or entity controlled by or controlling the Partner in the event the Partner or any person or entity controlled by or controlling the Partner is a public company traded on a recognized securities exchange:

(i)Appears on the Specially Designated Nationals and Blocked Persons List maintained by OFAC or the Annex to Executive Order 13224 issued by the President of the United States, each as amended from time to time;

(ii)Is a person or entity resident in or, if an entity, organized or chartered under the laws of a jurisdiction that (a) has been designated by the Secretary of the United States Department of the Treasury as warranting special measures due to money laundering concerns or (b) has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the United States is a member, if the United States has concurred in such designation;

(iii)Is subject to economic or trade sanctions administered and enforced by OFAC;

(iv)Unless disclosed to the Partnership, is a Senior Foreign Political Figure, defined as a current or former senior official in the executive, legislative, administrative, military, or judicial branches of a foreign government (whether elected or not); a senior official of a major foreign political party; a senior executive of a foreign government-owned commercial enterprise; a corporation, business, or other entity that has been formed by, or for the benefit of, such an individual; or the parent, sibling, spouse, child, in-law or close associate of such an individual; or

(v)Is a foreign shell bank defined as a foreign bank that does not have a physical presence in any country unless the foreign bank is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country and is subject to the supervision by a banking authority in the country regulating the affiliated depository institution, credit union or foreign bank.

D-1

(c)The Partners understand that the Partnership (and/or its affiliates) may be subject to certain legal requirements that require verification of the source of funds paid to the Partnership by the Partners, as well as the Partners' identity and that of any associated persons. The Partners agree that it will provide such materials as may from time to time be reasonably requested by the Partnership or the General Partner for such purposes. In addition, the Partners agree to provide to the Partnership and its affiliates any additional information regarding itself and any person or entity controlled by or controlling the Partner, excluding such persons or entities that are shareholders of the Partner or any person or entity controlled by or controlling the Partner in the event the Partner or any person or entity controlled by or controlling the Partner is a public company traded on a recognized securities exchange, that may be deemed necessary to ensure compliance with all applicable laws concerning money laundering and terrorist financing, as well as trade and economic sanctions. The Partnership may take such actions as the General Partner may reasonably determine if this information is not provided or on the basis of information that is provided.

(d)All evidence of identity and related information concerning each Partner and any person controlling or controlled by the Partner, excluding such persons or entities that are shareholders of the Partner or any person or entity controlled by or controlling the Partner in the event the Partner or any person or entity controlled by or controlling the Partner is a public company traded on a recognized securities exchange, provided to the Partnership is and will be true, accurate and complete. Each Partner will promptly notify the Partnership and the General Partner if any of the representations in this section cease to be true and accurate.

(e)The General Partner may segregate and/or redeem a Partner's investment in the Partnership, prohibit future investments or capital contributions, or take other appropriate action if the General Partner determines that the continued participation of any Partner could materially adversely affect the Partnership or if the action is necessary in order for the Partnership to comply with applicable laws, regulations, orders, directives or special measures. The Partners further understand that the Partnership and the General Partner (and any of their affiliates) may release confidential information about each such Partner and, if applicable, any of its direct or indirect beneficial owners, to proper authorities if, in their sole and absolute discretion, they determine that such release is in the interest of any of the foregoing in light of applicable laws and regulations. The General Partner will take such steps as it determines are necessary to comply with applicable laws, regulations, orders, directives and special measures.

D-2

EXHIBIT E

TAX RECEIVABLE AGREEMENT

(See attached)

FORM OF TAX RECEIVABLE AGREEMENT

among

DMY TECHNOLOGY GROUP, INC.

and

THE PERSONS NAMED HEREIN

Dated as of [•], 2020

1

ii

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (this "TRA Agreement"), is dated as of [•], 2020, among dMY Technology Group, Inc., a Delaware corporation (the "Corporate Taxpayer"), Rush Street Interactive, LP, a Delaware limited partnership ("OpCo"), and each of the partners of OpCo listed on Schedule 1 hereto (each such partner, a "TRA Party" and together the "TRA Parties"), Rush Street Interactive GP, LLC, a Delaware limited liability company in its capacity as the TRA Party Representative, and each of the other Persons from time to time that become a party to this TRA Agreement. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the TRA Parties directly or indirectly hold Partnership Units in OpCo, which is classified as a partnership for United States federal income Tax purposes;

WHEREAS, the Corporate Taxpayer's wholly owned subsidiary (the "GP Company") will become the general partner of, and will hold general partnership units in, OpCo;

WHEREAS, the Corporate Taxpayer, the TRA Parties, and OpCo entered into a Business Combination Agreement (as amended, modified or supplemented from time to time in accordance with such agreement, the "Business Combination Agreement"), pursuant to which the Corporate Taxpayer will acquire (i) the Purchased Closing Company Units from the TRA Parties in exchange for the Purchased Company Unit Closing Cash Consideration (the "Purchase"), (ii) the Issued Company Units from OpCo in exchange for the Contribution Amount, and (iii) additional Partnership Units from OpCo in exchange for certain Aggregate Available Cash received in connection with a Permitted Equity Financing (which cash will then be used to redeem certain Partnership Units held by the TRA Parties) (the "Post-Closing Purchase");

WHEREAS, each Class A Common Unit held by a TRA Party may be Exchanged, together with the surrender and delivery by such holder of one (1) share of Buyer Class V Voting Stock, for one (1) share of Buyer Class A Common Stock or for cash in accordance with and subject to the conditions and limitations in the Limited Partnership Agreement;

WHEREAS, OpCo and each direct or indirect Subsidiary treated as a partnership for U.S. federal income tax purposes has and will have in effect an election under Section 754 of the Code for each Taxable Year that includes the Closing Date and for each Taxable Year in which an Exchange occurs;

WHEREAS, as a result of the Closing (including the Purchase and the Post-Closing Purchase) and future Exchanges, the income, gain, loss, deduction, expense and other Tax items of the Corporate Taxpayer and its Subsidiaries may be affected by (i) Basis Adjustments and (ii) any deduction attributable to any payment (including amounts attributable to Imputed Interest) made under this TRA Agreement (collectively, the "Tax Attributes"); and

WHEREAS, the parties to this TRA Agreement desire to provide for certain payments and make certain arrangements with respect to the effect of the Tax Attributes on the liability for Covered Taxes of or with respect to the Corporate Taxpayer and its Subsidiaries.

1

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this TRA Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1	Definitions .

As used in this TRA Agreement, the terms set forth in this Article I shall have the following meanings.

"Actual Tax Liability" means, with respect to any Taxable Year, the actual liability for Covered Taxes of, without duplication, (i) the Corporate Taxpayer or its Covered Subsidiaries, and (ii) OpCo and its Subsidiaries, but only with respect to Covered Taxes imposed on the taxable income of OpCo and its Subsidiaries and allocable to the Corporate Taxpayer or its Covered Subsidiaries for such Taxable Year; provided that, for the avoidance of doubt, such amounts shall include any Covered Taxes (A) imposed by way of withholding, (B) arising under the BBA Rules, or (C) without duplication of (B), attributable to the Corporate Taxpayer or its Covered Subsidiaries pursuant to Section 9.4 of the Limited Partnership Agreement; provided further, that, if applicable, such amounts shall be determined in accordance with a Determination (including interest imposed in respect thereof under applicable law).

"Advisory Firm" means PricewaterhouseCoopers, Ernst & Young, Deloitte, KPMG or RSM US LLP, or, if agreed in writing by the Corporate Taxpayer and the TRA Party Representative, another accounting firm that is nationally recognized as being expert in U.S. federal, state and local income Tax matters.

"Advisory Firm Letter" means a letter prepared by the Advisory Firm (at the expense of OpCo) that prepared the relevant Schedules, notices or other information to be provided by the Corporate Taxpayer to the TRA Parties stating that such Schedules, notices or other information, along with all supporting schedules and work papers prepared by such Advisory Firm in connection with such Schedules, notices or other information, were prepared in a manner that is consistent with the terms of this TRA Agreement and, to the extent not expressly provided in this TRA Agreement, on a reasonable basis in light of the facts and law in existence on the date such Schedules, notices or other information were delivered to the TRA Parties.

"Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise. For purposes of this TRA Agreement, no TRA Party shall be considered to be an Affiliate of the Corporate Taxpayer or OpCo or their respective Subsidiaries.

"Agreed Rate" means a per annum rate of LIBOR plus 100 basis points.

"Amended Schedule" has the meaning set forth in Section 2.3(b).

2

"Attributable" means the portion of any Tax Attribute of the Corporate Taxpayer or its Covered Subsidiaries or OpCo and its Subsidiaries that is attributable to a TRA Party and shall be determined by reference to the Tax Attributes, under the following principles:

(i)any Purchase Basis Adjustments shall be determined separately with respect to each TRA Party and are Attributable to each TRA Party in an amount equal to the total Purchase Basis Adjustments relating to such Partnership Units Purchased from such TRA Party;

(ii)any Exchange Basis Adjustments shall be determined separately with respect to each Exchanging Partner and are Attributable to each Exchanging Partner in an amount equal to the total Exchange Basis Adjustments relating to such Partnership Units Exchanged by such Exchanging Partner; and

(iii)any deduction to the Corporate Taxpayer or its Covered Subsidiaries, as applicable, with respect to a Taxable Year in respect of any payment (including amounts attributable to Imputed Interest) made under this TRA Agreement is Attributable to the Person that is required to include the Imputed Interest or other payment in income (without regard to whether such Person is actually subject to Tax thereon).

"Basis Adjustment" means a Purchase Basis Adjustment or an Exchange Basis Adjustment.

"Basis Schedule" has the meaning set forth in Section 2.1.

"BBA Rules" has the meaning set forth in the Limited Partnership Agreement. "Board" means the Board of Directors of the Corporate Taxpayer.

"Business Combination Agreement" has the meaning set forth in the Recitals.

"Business Day" means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

"Cash Exchange Payment" has the meaning set forth in the Limited Partnership Agreement.

"Change of Control" shall have occurred upon the earlier of (i) a direct or indirect sale, transfer or other disposition of all or substantially all of the assets of the Corporate Taxpayer (taken as a whole) in any transaction or series of related transactions to a "person" or a "group" (as such term is defined under Regulation 13D under the Exchange Act) that is not a TRA Party or a Permitted Transferee of a TRA Party, other than such sale, transfer or other disposition by the Corporate Taxpayer of all or substantially all of its assets to an entity (or an Affiliate of an entity) at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Corporate Taxpayer in substantially the same proportions as their ownership of the Corporate Taxpayer immediately prior to such sale, transfer or other disposition;

(ii)any merger, consolidation or reorganization of the Corporate Taxpayer or OpCo with another entity, except for a merger, consolidation or reorganization in which, after giving effect to such merger, consolidation or reorganization, the holders of the Corporate Taxpayer's or OpCo's

3

outstanding voting securities (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own directly or indirectly, immediately following the merger, consolidation or reorganization, a majority of the voting securities (on a fully diluted basis) of the Corporate Taxpayer, OpCo, or the entity into which the Corporate Taxpayer or OpCo merged, consolidated or reorganized with; (iii) the shareholders of the Corporate Taxpayer approve a plan of complete liquidation or dissolution of the Corporate Taxpayer, other than such a liquidation or dissolution pursuant to which substantially all of the assets of the Corporate Taxpayer are transferred to an entity (or an Affiliate of an entity) at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Corporate Taxpayer in substantially the same proportions as their ownership of the Corporate Taxpayer immediately prior to such liquidation or dissolution; or (iv) any sale or transfer or series of related sales or transfers of the outstanding voting securities of the Corporate Taxpayer which results in a "person" or "group" (as such term is defined under Regulation 13D under the Exchange Act) that is not a TRA Party or a Permitted Transferee of a TRA Party beneficially owning outstanding voting securities of the Corporate Taxpayer representing greater than fifty percent (50%) of all of the outstanding voting securities of the Corporate Taxpayer (on a fully-diluted basis). For the avoidance of doubt, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of transactions immediately following which the record holders of the Class A Common Stock and Class V Common Stock of the Corporate Taxpayer immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in and voting control over, and own of the same number of the shares of, an entity which owns, directly or indirectly, all or substantially all of the assets of the Corporate Taxpayer immediately following such transaction or series of transactions.

"Class A Common Unit" has the meaning set forth in the Limited Partnership Agreement.

"Closing" has the meaning set forth in the Business Combination Agreement.

"Closing Date" has the meaning set forth in the Business Combination Agreement.

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

"Contribution Amount" has the meaning set forth in the Business Combination Agreement.

"Corporate Taxpayer" has the meaning set forth in the Preamble.

"Corporate Taxpayer Return" means the United States federal and/or state and/or local and/or foreign Tax Return, as applicable, of the Corporate Taxpayer filed with respect to Covered Taxes of any Taxable Year.

"Covered Subsidiaries" means, with respect to the Corporate Taxpayer, any Subsidiary of the Corporate Taxpayer, including the Additional Special Limited Partner but excluding OpCo (and any successor of OpCo) and its Subsidiaries.

"Covered Taxes" means any and all United States federal, state, local, or foreign taxes, assessments or similar charges that are based on or measured with respect to net income or profits,

4

whether as an exclusive or an alternative basis, and including franchise taxes that are based on or measured with respect to net income or profits, and any interest related to such Tax.

"Cumulative Net Realized Tax Benefit" for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporate Taxpayer, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same such Taxable Years. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination; provided, that the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.

"Default Rate" means a per annum rate of LIBOR plus 500 basis points.

"Determination" shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, foreign or local Tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

"DGCL" means the General Corporation Law of the State of Delaware.

"Early Termination Date" means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

"Early Termination Effective Date" means the date on which an Early Termination Schedule becomes binding pursuant to Section 4.2.

"Early Termination Notice" has the meaning set forth in Section 4.2.

"Early Termination Payment" has the meaning set forth in Section 4.3(b).

"Early Termination Rate" means the lesser of (i) 6.5% per annum, compounded annually, and (ii) LIBOR plus 100 basis points.

"Early Termination Schedule" has the meaning set forth in Section 4.2.

"Exchange" has the meaning set forth in the Limited Partnership Agreement and shall include a Direct Exchange (as defined in the Limited Partnership Agreement), and "Exchanged" has a correlative meaning.

"Exchange Act" has the meaning set forth in the Limited Partnership Agreement.

"Exchange Basis Adjustment" means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b) and 1012 of the Code (in situations where, as a result of one or more Exchanges, OpCo becomes an entity that is disregarded as separate from its owner for United States federal income Tax purposes) or under Sections 734(b), 743(b), 754 and/or 755 of the Code (in situations where, following an Exchange, OpCo remains in existence as an entity treated as a partnership for United States federal income Tax purposes) and, in each case, analogous sections

5

of state, local, and foreign Tax laws, as a result of an Exchange and the payments made pursuant to this TRA Agreement in respect of such Exchange. The amount of any Exchange Basis Adjustment shall be determined using the Market Value with respect to such Exchange, except, for the avoidance of doubt, as otherwise required by a Determination. For the avoidance of doubt, payments made under this TRA Agreement shall not be treated as resulting in an Exchange Basis Adjustment to the extent such payments are treated as Imputed Interest.

"Exchange Date" means the date of any Exchange.

"Exchanging Partner" shall mean an "Exchanging Partner" as defined in the Limited Partnership Agreement.

"Expert" has the meaning set forth in Section 7.9.

"Final Payment Date" means, with respect to any payment required to be made pursuant to this TRA Agreement, the last date on which such payment may be made within the applicable time period prescribed for such payment under this TRA Agreement (i.e., the date on which such payment is due under this TRA Agreement). For example, the Final Payment Date in respect of a Tax Benefit Payment is determined pursuant to Section 3.1(a) of this TRA Agreement.

"Future TRAs" has the meaning set forth in Section 5.1.

"Hypothetical Tax Liability" means, with respect to any Taxable Year, an amount, not less than zero, equal to the hypothetical liability for Covered Taxes of, without duplication, (i) the Corporate Taxpayer and its Covered Subsidiaries, and (ii) OpCo and its Subsidiaries, but only with respect to Covered Taxes imposed on the taxable income of OpCo and its Subsidiaries and allocable to the Corporate Taxpayer or its Covered Subsidiaries for such Taxable Year, determined using the same methods, elections, conventions and similar practices used in computing the Actual Tax Liability (provided that, such amounts shall include any Covered Taxes (A) imposed by way of withholding, (B) arising under the BBA Rules, or (C) without duplication of (B), attributable to the Corporate Taxpayer or its Covered Subsidiaries pursuant to Section 9.4 of the Limited Partnership Agreement; provided further, that, if applicable, such amounts shall be determined in accordance with a Determination), but, in each case, (a) calculating depreciation, amortization or similar deductions and income, gain or loss using the Non-Adjusted Tax Basis of the Reference Assets as reflected on the Schedules for such Taxable Year and (b) excluding any deduction attributable to any payment (including amounts attributable to Imputed Interest) made under this TRA Agreement for such Taxable Year. For the avoidance of doubt, Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to a Tax Attribute as applicable.

"ICC" has the meaning set forth in Section 7.9.

"Identified TRA Parties" means each of the TRA Parties listed on Exhibit [•] attached hereto.

"Imputed Interest" in respect of a TRA Party shall mean any interest imputed under Section 1272, 1274 or 483 or other provision of the Code and any similar provision of state, local

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and foreign Tax law with respect to the Corporate Taxpayer's or any Covered Subsidiary's payment obligations in respect of such TRA Party under this TRA Agreement.

"Interest Amount" has the meaning set forth in Section 3.1(b).

"IRS" means the United States Internal Revenue Service.

"Issued Company Units" has the meaning set forth in the Business Combination Agreement.

"LIBOR" means during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source mutually selected by the Corporate Taxpayer and the TRA Party Representative as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (an "Alternate Source"), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate mutually determined by the Corporate Taxpayer and the TRA Party Representative at such time); provided, that at no time shall LIBOR be less than 0%. If the Corporate Taxpayer and the TRA Party Representative have mutually made the determination that LIBOR is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars, then the Corporate Taxpayer and the TRA Party Representative shall establish a replacement interest rate (the "Replacement Rate"), after giving due consideration to any evolving or then prevailing conventions in the U.S. loan market for loans in U.S. dollars for such alternative benchmark, and including any mathematical or other adjustments to such benchmark, including spread adjustments, giving due consideration to any evolving or then prevailing convention for similar loans in the U.S. loan market in U.S. dollars for such benchmark, which adjustment, method for calculating such adjustment and benchmark shall be published on an information service as mutually selected from time to time by the Corporate Taxpayer and the TRA Party Representative. The Replacement Rate shall, subject to the next two sentences, replace LIBOR for all purposes under this TRA Agreement. In connection with the establishment and application of the Replacement Rate, this TRA Agreement shall be amended, with the consent of the Corporate Taxpayer, OpCo and the TRA Party Representative (which consent of the Corporate Taxpayer, OpCo and the TRA Party Representative shall not be unreasonably withheld or delayed), as necessary or appropriate, in the reasonable judgment of the Corporate Taxpayer and the TRA Party Representative, to replace the definition of LIBOR and otherwise to effect the provisions of this definition. The Replacement Rate shall be applied in a manner consistent with market practice, as mutually determined by the Corporate Taxpayer and the TRA Party Representative.

"Limited Partnership Agreement" means, with respect to OpCo, the Second Amended and Restated Limited Partnership Agreement of OpCo, dated the date hereof, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms of such agreement.

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"Market Value" shall mean, with respect to a Partnership Unit (a) Exchanged for a Stock Exchange Payment or that is subject to a deemed Exchange under this TRA Agreement, the Stock Value on the Exchange Date or the date of the applicable deemed Exchange, as applicable, or (b) Exchanged for a Cash Exchange Payment, the amount of the Cash Exchange Payment paid in respect of such Partnership Unit.

"Material Objection Notice" has the meaning set forth in Section 4.2.

"Net Tax Benefit" has the meaning set forth in Section 3.1(b).

"Non-Adjusted Tax Basis" means, with respect to any Reference Asset at any time, the Tax basis that such asset would have had at such time if no Basis Adjustments had been made.

"Objection Notice" has the meaning set forth in Section 2.3(a).

"OpCo" has the meaning set forth in the Preamble.

"Partnership Unit" has the meaning set forth in the Limited Partnership Agreement.

"Permitted Transferee" has the meaning set forth in the Limited Partnership Agreement.

"Person" means any natural person, sole proprietorship, partnership, trust, unincorporated association, corporation, limited liability company, entity or governmental entity.

"Purchase" has the meaning set forth in the Recitals, and "Purchased" has a correlative meaning.

"Purchase Basis Adjustment" means the adjustment to the Tax basis of a Reference Asset under Sections 734(b), 743(b), 754 and/or 755 of the Code and, in each case, analogous sections of state, local Tax and foreign laws, as a result of the Purchase and Post-Closing Purchase and the payments made pursuant to this TRA Agreement in respect of such Purchase and Post-Closing Purchase. For the avoidance of doubt, payments made under this TRA Agreement shall not be treated as resulting in a Purchase Basis Adjustment to the extent such payments are treated as Imputed Interest.

"Realized Tax Benefit" means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit or similar proceeding by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

"Realized Tax Detriment" means, for a Taxable Year, the excess, if any, of the Actual Tax Liability over the Hypothetical Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit or similar proceeding by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

"Reconciliation Dispute" has the meaning set forth in Section 7.9.

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"Reconciliation Procedures" has the meaning set forth in Section 2.3(a).

"Reference Asset" means an asset that is held by OpCo, or by any of its direct or indirect Subsidiaries treated as a partnership or disregarded entity (but only if such indirect Subsidiaries are held only through Subsidiaries treated as partnerships or disregarded entities) for purposes of the applicable Tax, at the time of the Purchase, Post-Closing Purchase or an Exchange, as relevant. A Reference Asset also includes any asset the Tax basis of which is determined, in whole or in part, for purposes of the applicable Tax, by reference to the Tax basis of an asset that is described in the preceding sentence, including, for U.S. federal income Tax purposes, any asset that is "substituted basis property" under Section 7701(a)(42) of the Code with respect to a Reference Asset.

"Schedule" means any of the following: (i) a Basis Schedule; (ii) a Tax Benefit Schedule; or (iii) the Early Termination Schedule, and, in each case, any amendments thereto.

"Securities Act" has the meaning set forth in the Limited Partnership Agreement. "Senior Obligations" has the meaning set forth in Section 5.1.

"Stock Exchange Payment" has the meaning set forth in the Limited Partnership Agreement.

"Stock Value" means, on any date, (a) if the Buyer Class A Common Stock trades on a national securities exchange or automated or electronic quotation system, the arithmetic average of the high trading and the low trading price on such date (or if such date is not a trading day, the immediately preceding trading day) or (b) if the Buyer Class A Common Stock is not then traded on a national securities exchange or automated or electronic quotation system, as applicable, the Appraiser FMV (as defined in the Limited Partnership Agreement) on such date of one (1) share of Buyer Class A Common Stock that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller.

"Subsidiaries" means, of any Person, any corporation, association, partnership, limited liability company or other business entity of which more than fifty percent (50%) of the voting power or equity is owned or controlled directly or indirectly by such Person, or one (1) or more of the Subsidiaries of such Person, or a combination thereof.

"Tax Attributes" has the meaning set forth in the Recitals.

"Tax Benefit Payment" has the meaning set forth in Section 3.1(b).

"Tax Benefit Schedule" has the meaning set forth in Section 2.2.

"Tax Return" means any return, declaration, report, information returns, claims for refund, disclosures or similar statement filed or required to be filed with respect to or in connection with Covered Taxes (including any related or supporting schedules, attachments, statements or

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information filed or required to be filed with respect thereto), including any amendments thereof and declarations of estimated Tax.

"Taxable Year" means a taxable year of the Corporate Taxpayer as defined in Section 441(b) of the Code or comparable section of state, local or foreign Tax law, as applicable (and which may include a period of more or less than twelve (12) months for which a Tax Return is made), ending on or after the Closing Date.

"Taxing Authority" means any domestic, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi- governmental body, in each case, exercising any taxing authority or any other authority or jurisdiction of any kind in relation to Tax matters.

"TRA Agreement" has the meaning set forth in the Preamble.

"TRA Disinterested Majority" means a majority of the directors of the Board who are disinterested as determined by the Board in accordance with the DGCL with respect to the matter being considered by the Board; provided that to the extent a matter being considered by the Board is required to be considered by disinterested directors under the rules of the national securities exchange on which the Buyer Class A Common Stock is then listed, the Securities Act or the Exchange Act, such rules with respect to the definition of disinterested director shall apply solely with respect to such matter.

"TRA Party" has the meaning set forth in the Preamble.

"TRA Party Representative" means, initially, Rush Street Interactive GP, LLC, a Delaware limited liability company, and thereafter, if Rush Street Interactive GP, LLC voluntarily resigns in accordance with Section 7.13, such other Person that the TRA Parties determine from time to time by a plurality vote of the TRA Parties ratably in accordance with their right to receive Early Termination Payments under this TRA Agreement determined as if all TRA Parties had fully Exchanged their Partnership Units for shares of Buyer Class A Common Stock or other consideration and the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange.

"Transfer" has the meaning set forth in the Limited Partnership Agreement and the terms "Transferee," "Transferor," "Transferred," and other forms of the word "Transfer" shall have the correlative meanings.

"Treasury Regulations" means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

"Valuation Assumptions" shall mean, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date, (1) the Corporate Taxpayer and its Covered Subsidiaries will have taxable income sufficient to fully utilize the Tax items, including deductions, arising from the Tax Attributes (other than any items addressed in clause (2) below) during such Taxable Year or future Taxable Years (including deductions and other Tax items arising from Basis Adjustments and Imputed Interest that would result from the

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applicable future payments made under this TRA Agreement that would be paid in accordance with the Valuation Assumptions, further assuming that such applicable future payments would be paid on the due date (including extensions) for filing the Corporate Taxpayer Return for the applicable Taxable Year) in which such deductions or other Tax items would become available,

(2)any loss carryovers generated by deductions arising from any Tax Attributes, which loss carryovers are available in the Taxable Year that includes such Early Termination Date, will be used by the Corporate Taxpayer or any Covered Subsidiary on a pro rata basis from such Early Termination Date through (A) the scheduled expiration date of such loss carryovers (if any) or (B) if there is no such scheduled expiration, then the ten (10) year anniversary of the Early Termination Date, (3) the federal, state, local and foreign income Tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date, except to the extent any change to such Tax rates for such Taxable Year have already been enacted into law, (4) except as described in clause (5) below, any non-amortizable, non-depreciable Reference Assets will be disposed of on the later of (i) the fifteenth (15th) anniversary of either the applicable Exchange (in the case of Exchange Basis Adjustments) or the Closing Date (in the case of Purchase Basis Adjustments), as applicable, or (ii) the Early Termination Date, and any cash equivalents will be disposed of on the Early Termination Date; provided, that in the event of a Change of Control, such non-amortizable, non- depreciable assets shall be deemed disposed of at the time of sale (if applicable) of the relevant asset in the Change of Control (if earlier than the applicable fifteenth (15th) anniversary), (5) the stock of or other interests in Subsidiaries that are treated as C corporations for U.S. federal income Tax purposes will never be disposed of, and (6) if, on the Early Termination Date, there are Class A Common Units that have not been Exchanged, then each such Class A Common Unit shall be deemed Exchanged in a fully taxable transaction for the Market Value (as determined in accordance with clause (a) of the definition thereof) that would be applicable if the Exchange occurred on the Early Termination Date.

ARTICLE II

DETERMINATION OF CERTAIN REALIZED TAX BENEFIT

Section 2.1 Basis Schedule. Within one hundred and twenty (120) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for each Taxable Year, the Corporate Taxpayer shall deliver to each TRA Party a schedule (the "Basis Schedule") that shows, in reasonable detail necessary to perform the calculations required by this TRA Agreement, (i) the actual Tax basis and the Non-Adjusted Tax Basis of the Reference Assets as of the Closing Date and the date of each Exchange, (ii) the Exchange Basis Adjustments Attributable to such TRA Party with respect to the Reference Assets as a result of Exchanges effected by such TRA Party in such Taxable Year and prior Taxable Years, (iii) the Purchase Basis Adjustments Attributable to such TRA Party for the Taxable Year of the Closing, and (iv) the period (or periods) over which such Basis Adjustments are amortizable and/or depreciable, in each case, calculated in the aggregate for all TRA Parties and solely with respect to the TRA Party to which such Basis Schedule is delivered. All costs and expenses incurred in connection with the provision and preparation of the Basis Schedules and Tax Benefit Schedules for each TRA Party in compliance with this TRA Agreement and the obtaining of any Advisory Firm Letter shall be borne by OpCo. Each Basis Schedule shall become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).

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Section 2.2 Tax Benefit Schedule.

(a)Tax Benefit Schedule. Within one hundred and twenty (120) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for any Taxable Year, the Corporate Taxpayer shall provide to each TRA Party a schedule showing, in reasonable detail, the calculation of the Tax Benefit Payment (and any Realized Tax Benefit) or the lack of a Tax Benefit Payment (and any Realized Tax Detriment), as applicable, Attributable to such TRA Party for such Taxable Year (a "Tax Benefit Schedule"). Each Tax Benefit Schedule shall become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).

(b)Applicable Principles. Subject to Section 3.3, the Realized Tax Benefit (or the Realized Tax Detriment) for each Taxable Year is intended to measure the decrease (or increase) in the actual liability for Covered Taxes of the Corporate Taxpayer and its Covered Subsidiaries for such Taxable Year attributable to the Tax Attributes, determined using a "with and without" methodology. Carryovers or carrybacks of any Tax item attributable to any of the Tax Attributes shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of United States state and local and foreign income and franchise Tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to any Tax Attribute ("TRA Portion") and another portion that is not ("Non-TRA Portion"), such portions shall be considered to be used in accordance with the "with and without" methodology so that the amount of any Non-TRA Portion is deemed utilized, to the extent available, prior to the amount of any TRA Portion, to the extent available (with the TRA Portion being applied on a proportionate basis consistent with the provisions of Section 3.3). The parties agree that (A) (i) the payments made pursuant to this TRA Agreement in respect of the Purchase and Post-Closing Purchase (to the extent permitted by applicable law and other than amounts accounted for as Imputed Interest) are intended to be treated and shall be reported for all purposes, including Tax purposes, as additional contingent consideration to the applicable TRA Parties for the sale of Partnership Units at and after the Closing that has the effect of creating additional Purchase Basis Adjustments and (ii) the payments made pursuant to this TRA Agreement in respect of an Exchange are intended to be treated and shall be reported for all purposes, including Tax purposes, as additional contingent consideration to the applicable Exchanging Partner for such Exchange that has the effect of creating additional Exchange Basis Adjustments, in each case, to the Reference Assets in the Taxable Year of payment, (B) such additional Purchase Basis Adjustments and Exchange Basis Adjustments shall be incorporated into the calculation for the Taxable Year of the applicable payment and into the calculations for subsequent Taxable Years, as appropriate and (C) the Actual Tax Liability shall take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as Imputed Interest under applicable law; provided, however, that such liability for Covered Taxes and such taxable income shall be included in the Hypothetical Tax Liability and the Actual Tax Liability subject to the adjustments and assumptions set forth in the definitions thereof and, to the extent any such amount is taken into account on an Amended Schedule, such amount shall adjust a Tax Benefit Payment, as applicable, in accordance with Section 2.3(b).

Section 2.3 Procedures, Amendments.

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(a)Procedure. Every time the Corporate Taxpayer delivers to a TRA Party an applicable Schedule under this TRA Agreement, including any Amended Schedule delivered pursuant to Section 2.3(b), and any Early Termination Schedule or amended Early Termination Schedule, the Corporate Taxpayer shall also (x) deliver to such TRA Party supporting schedules and work papers, as determined by the Corporate Taxpayer or as reasonably requested by such TRA Party, providing reasonable detail regarding data and calculations that were relevant for purposes of preparing the Schedule, (y) indicate which Advisory Firm prepared the Schedule and will cause such Advisory Firm to prepare an Advisory Firm Letter with respect to such Schedule, and (z) allow the TRA Party Representative and its advisors reasonable access to the appropriate representatives at the Corporate Taxpayer and (at the cost and expense of OpCo) at the Advisory Firm that prepared the applicable Schedule in connection with a review of such Schedule. Without limiting the generality of the preceding sentence, the Corporate Taxpayer shall ensure that any Tax Benefit Schedule or Early Termination Schedule that is delivered to a TRA Party, along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the Actual Tax Liability (the "with" calculation) and the Hypothetical Tax Liability (the "without" calculation) and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days from the date on which all relevant TRA Parties have received the applicable Schedule or amendment thereto under Section 7.1 unless the TRA Party Representative (i) prior to such date, gives the Corporate Taxpayer written notice of a material objection to such Schedule or amendment thereto made in good faith ("Objection Notice"), or (ii) provides a written waiver of its right to give an Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date such waiver is given by the TRA Party Representative. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in any Objection Notice within thirty (30) calendar days after the TRA Party Representative gives the Corporate Taxpayer such Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the reconciliation procedures described in Section

7.9(the "Reconciliation Procedures"), in which case such Schedule or Amended Schedule shall become binding in accordance with Section 7.9.

(b)Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporate Taxpayer (i) in connection with a Determination affecting such Schedule, (ii) to correct material inaccuracies in the Schedule, including those identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to a TRA Party, (iii) to comply with an Expert's determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit or the Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or the Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year or (vi) to adjust an applicable TRA Party's Basis Schedule to take into account payments made pursuant to this TRA Agreement (any such Schedule, an "Amended Schedule"). The Corporate Taxpayer shall provide an Amended Schedule to each TRA Party when the Corporate Taxpayer delivers the Basis Schedule for the following Taxable Year. In the event a Schedule is amended after such Schedule becomes final pursuant to Section 2.3(a) or, if applicable, Section 7.9, (A) the Amended Schedule shall not be taken into account in calculating any Tax Benefit Payment in the Taxable Year to which the amendment relates but instead shall be taken

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into account in calculating the Cumulative Net Realized Tax Benefit for the Taxable Year in which the amendment actually occurs, and (B) as a result of the foregoing, any increase of the Net Tax Benefit attributable to an Amended Schedule shall not accrue the Interest Amount (or any other interest hereunder) until after the due date (without extensions) for filing IRS Form 1120 (or any successor form) of the Corporate Taxpayer with respect to Covered Taxes for the Taxable Year in which the amendment actually occurs.

Section 2.4 Section 754 Election. The Corporate Taxpayer shall ensure that, for the Taxable Year that includes the date hereof and for each Taxable Year in which an Exchange occurs and with respect to which the Corporate Taxpayer has obligations under this TRA Agreement, OpCo and each of its direct and indirect Subsidiaries that is treated as a partnership for U.S. federal income Tax purposes will have in effect an election under Section 754 of the Code (and under any similar provisions of applicable U.S. state or local law) for each such Taxable Year.

ARTICLE III

TAX BENEFIT PAYMENTS

Section 3.1 Payments.

(a)Payments. Within five (5) Business Days after a Tax Benefit Schedule delivered to a TRA Party becomes final in accordance with Section 2.3(a) or, if applicable, Section 7.9, the Corporate Taxpayer (or the Corporate Taxpayer on behalf of the Covered Subsidiary) shall pay such TRA Party for such Taxable Year the Tax Benefit Payment determined pursuant to Section 3.1(b) that is Attributable to such TRA Party. Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by such TRA Party to the Corporate Taxpayer or as otherwise agreed by the Corporate Taxpayer and such TRA Party. The payments provided for pursuant to the above sentence shall be computed separately for each TRA Party. Without limiting the Corporate Taxpayer's ability to make offsets against Tax Benefit Payments to the extent permitted by Section 3.5, no TRA Party shall be required under any circumstances to make a payment or return a payment to the Corporate Taxpayer in respect of any portion of any Tax Benefit Payment previously paid by the Corporate Taxpayer to such TRA Party (including any portion of any Early Termination Payment).

(b)For purposes of this TRA Agreement:

(i)A "Tax Benefit Payment" in respect of a TRA Party for a Taxable Year means an amount, not less than zero, equal to the sum of (i) Net Tax Benefit that is Attributable to such TRA Party and (ii) the Interest Amount with respect thereto.

(ii)Subject to Section 3.3, the "Net Tax Benefit" for a Taxable Year shall be an amount equal to the excess, if any, of eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year, over the total amount of payments previously made under the first sentence of Section 3.1(a) (excluding payments attributable to Interest Amounts); provided, that if there is no such excess (or if a deficit exists), no TRA Party shall be required to make a payment (or return a payment) to the Corporate Taxpayer in respect of any portion

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of any Tax Benefit Payment previously paid by the Corporate Taxpayer to such TRA Party.

(iii)The "Interest Amount" shall equal the interest on the Net Tax Benefit calculated at the Agreed Rate from the due date (without extensions) for filing IRS Form 1120 (or any successor form) of the Corporate Taxpayer with respect to Covered Taxes for the applicable Taxable Year until the payment date under Section 3.1(a); provided that such interest shall not accrue on the amount of any Net Tax Benefit after the date on which such amount is actually paid to the applicable TRA Party, regardless of whether such payment is made prior to the due date for such payment under Section 3.1(a) and regardless of whether the amount of any unpaid Net Tax Benefit has yet become final in accordance with Section 2.3(a) or, if applicable, Section 7.9.

Section 3.2 No Duplicative Payments. It is intended that the provisions of this TRA Agreement will not result in duplicative payment of any amount (including interest) required under this TRA Agreement. It is also intended that the provisions of this TRA Agreement will result in 85% of the Corporate Taxpayer's or its Covered Subsidiaries' Cumulative Net Realized Tax Benefits, and the Interest Amounts thereon, being paid to the TRA Parties pursuant to this TRA Agreement. The provisions of this TRA Agreement shall be construed in the appropriate manner so that these fundamental results are achieved. For purposes of this TRA Agreement, and also for the avoidance of doubt, no Tax Benefit Payment shall be required to be calculated or made in respect of any estimated tax payments, including, without limitation, any estimated U.S. federal income tax payments.

Section 3.3 Pro Rata Payments. Notwithstanding anything in Section 3.1 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Corporate Taxpayer or its Covered Subsidiaries with respect to the Tax Attributes is limited in a particular Taxable Year because the Corporate Taxpayer or its Covered Subsidiaries do not have sufficient taxable income, the Net Tax Benefit for the Corporate Taxpayer or the its Covered Subsidiaries shall be allocated among all parties eligible for Tax Benefit Payments under this TRA Agreement in proportion to the amounts of Net Tax Benefit, respectively, that would have been Attributable to each TRA Party if the Corporate Taxpayer or the its Covered Subsidiaries had sufficient taxable income so that there were no such limitation.

Section 3.4 Payment Ordering. If for any reason the Corporate Taxpayer does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this TRA Agreement in respect of a particular Taxable Year, then the Corporate Taxpayer and the TRA Parties agree that (i) Tax Benefit Payments for such Taxable Year shall be allocated to all parties eligible for Tax Benefit Payments under this TRA Agreement in proportion to the amounts of Net Tax Benefit, respectively, that would have been Attributable to each TRA Party if the Corporate Taxpayer had sufficient cash available to make such Tax Benefit Payments and (ii) no Tax Benefit Payments shall be made in respect of any Taxable Year until all Tax Benefit Payments to all TRA Parties in respect of all prior Taxable Years have been made in full.

Section 3.5 Overpayments. To the extent the Corporate Taxpayer makes a payment to a TRA Party in respect of a particular Taxable Year under Section 3.1(a) in an amount in excess

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of the amount of such payment that should have been made to such TRA Party in respect of such Taxable Year (taking into account Section 3.3 and Section 3.4) under the terms of this TRA Agreement, then such TRA Party shall not receive further payments under Section 3.1(a) until such TRA Party has foregone an amount of payments equal to such excess.

ARTICLE IV

TERMINATION

Section 4.1 Early Termination of Agreement; Breach of Agreement.

(a)Corporate Taxpayer's Early Termination Right. The Corporate Taxpayer may, with the prior written consent of the TRA Disinterested Majority, terminate this TRA Agreement (including with respect to all amounts payable to the TRA Parties and with respect to all of the Partnership Units held by the TRA Parties, subject to the immediately succeeding sentence) at any time by paying to each TRA Party the Early Termination Payment in respect of such TRA Party; provided, however, that this TRA Agreement shall terminate only upon the receipt by each TRA Party of its respective Early Termination Payment and payments described in the next sentence, if any, and provided, further, that the Corporate Taxpayer may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon payment of the Early Termination Payment by the Corporate Taxpayer, none of the TRA Parties or the Corporate Taxpayer shall have any further payment obligations under this TRA Agreement, other than with respect to (i) any Tax Benefit Payments due and payable and that remain unpaid as of the Early Termination Date (which Tax Benefit Payments shall not be included in the Early Termination Payments) and as of the date of payment of the Early Termination Payment and (ii) any Tax Benefit Payments due for the Taxable Year ending immediately prior to or including the Early Termination Date (except to the extent that the amounts described in this clause (ii) are included in the calculation of the Early Termination Payments (at the option of the Corporate Taxpayer) or are included in clause (i)); provided that upon payment of all amounts, to the extent applicable and without duplication, described in this sentence, this TRA Agreement shall terminate. For the avoidance of doubt, if an Exchange occurs after the Corporate Taxpayer makes all of the required Early Termination Payments, the Corporate Taxpayer shall have no obligations under this TRA Agreement with respect to such Exchange.

(b)Acceleration Upon Change of Control. In the event of a Change of Control, the TRA Party Representative shall have the option, by written notice to the Corporate Taxpayer, to cause the acceleration of the unpaid payment obligations as calculated in accordance with this Section 4.1(b), and such payment obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such Change of Control and shall include, without duplication:

(i)the Early Termination Payments calculated with respect to such TRA Parties as if the Early Termination Date is the date of such Change of Control, (ii) any Tax Benefit Payments due and payable and that remain unpaid as of the date of such Change of Control (which Tax Benefit Payments shall not be included in the Early Termination Payments described in clause (i)); and

(iii)any Tax Benefit Payments due for the Taxable Year ending immediately prior to or including the date of such Change of Control (except to the extent that the amounts described in this clause

(iii)are included in the calculation of Early Termination Payments described in clause (i) (at the option of the Corporate Taxpayer) or are included in clause (ii)); provided, that the procedures of

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Section 4.2 (and Section 2.3, to the extent applicable) and Section 4.3 shall apply mutatis mutandis with respect to the determination of the amount payable by the Corporate Taxpayer pursuant to this sentence and the payment thereof, except that such amount shall not be due and payable until five (5) Business Days after such amount has become final pursuant to Section 4.2 or, if applicable, Section 7.9. In the event of an acceleration following a Change of Control, any Early Termination Payment described in the preceding sentence shall be calculated utilizing the Valuation Assumptions, substituting in each case the terms "date of a Change of Control" for an "Early Termination Date," and if an Exchange occurs after the Corporate Taxpayer makes all such required Early Termination Payments and other payments described in this Section 4.1(b), the Corporate Taxpayer shall have no obligations under this TRA Agreement with respect to such Exchange.

(c)Acceleration Upon Material Breach of TRA Agreement. In the event that the Corporate Taxpayer materially breaches any of its material obligations under this TRA Agreement, whether as a result of a failure to make a payment required to be made pursuant to this TRA Agreement by the Final Payment Date therefor (except for all or a portion of such payment that is being validly disputed in good faith under this TRA Agreement, and then only with respect to the amount in dispute), failure to honor any other material obligations under this TRA Agreement to the extent not cured within thirty (30) calendar days following receipt by the Corporate Taxpayer of written notice of such failure from the TRA Party Representative following such failure, or by operation of law as a result of the rejection of this TRA Agreement in a case commenced under bankruptcy laws then all obligations hereunder shall automatically accelerate and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach and shall include, but not be limited to, (1) an Early Termination Payment calculated pursuant to Section 4.1(a) as if an Early Termination Notice had been delivered on the date of the breach, (2) any Tax Benefit Payment that is due and payable but unpaid as of the date of the breach and (3) any Tax Benefit Payment due for the Taxable Year ending with or including the date of the breach. Notwithstanding the foregoing, in the event the Corporate Taxpayer breaches this TRA Agreement with respect to one or more TRA Parties, such TRA Parties shall be entitled to elect to receive the amounts set forth in clauses (1), (2) and (3) above or to seek specific performance of the terms hereof. For purposes of this Section 4.1(c), and subject to the following sentence, the Parties agree that the failure to make any payment due pursuant to this TRA Agreement within thirty (30) calendar days of the relevant Final Payment Date shall be deemed to be a material breach of a material obligation under this TRA Agreement for all purposes of this TRA Agreement, and that it will not be considered to be a material breach of a material obligation under this TRA Agreement to make a payment due pursuant to this TRA Agreement within thirty (30) calendar days of the relevant Final Payment Date. Notwithstanding anything in this TRA Agreement to the contrary, it shall not be a material breach of a material obligation of this TRA Agreement if the Corporate Taxpayer fails to make any Tax Benefit Payment within thirty (30) calendar days of the relevant Final Payment Date to the extent that the Corporate Taxpayer has insufficient funds or cannot make such payment as a result of obligations imposed in connection with the Senior Obligations or under applicable law, and cannot obtain sufficient funds despite using reasonable best efforts to obtain funds to make such payment (including by causing Subsidiaries to distribute or lend funds for such payment and access any sources of available credit to fund such payment); provided that the interest provisions of Section 5.2 shall apply to such late payment; and further provided that such payment obligation shall nonetheless

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accrue for the benefit of the TRA Parties and the Corporate Taxpayer shall make such payment at the first opportunity that it has sufficient funds and is otherwise able to make such payment.

Section 4.2 Early Termination Notice. If the Corporate Taxpayer chooses to exercise its right of early termination in accordance with Section 4.1 above, the Corporate Taxpayer shall deliver to each TRA Party written notice of such decision to exercise such right ("Early Termination Notice") and a schedule (the "Early Termination Schedule") specifying the Corporate Taxpayer's decision to exercise such right and showing in reasonable detail the calculation of the Early Termination Payment(s) due for each TRA Party. Each Early Termination Schedule shall become final and binding on all parties thirty (30) calendar days from the first date on which all TRA Parties have been given such Schedule under Section 7.1 unless the TRA Party Representative (i) within thirty (30) calendar days after such date gives the Corporate Taxpayer written notice of a material objection to such Schedule made in good faith ("Material Objection Notice") or (ii) provides a written waiver of its right to give a Material Objection Notice within the period described in clause (i) above, in which case such Schedule becomes binding on the date such waiver is given by the TRA Party Representative to the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in such Material Objection Notice within thirty (30) calendar days after the TRA Party Representative gives the Corporate Taxpayer the Material Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the Reconciliation Procedures in which case such Schedule becomes binding in accordance with Section 7.9. The TRA Party Representative will represent the interests of each of the TRA Parties and shall raise and pursue, in accordance with this Section 4.2, any objection to an Early Termination Schedule timely given in writing to the TRA Party Representative by a TRA Party.

Section 4.3 Payment upon Early Termination.

(a)Within five (5) Business Days after an Early Termination Effective Date, the Corporate Taxpayer shall pay to each TRA Party an amount equal to the Early Termination Payment in respect of such TRA Party. Such payment shall be made by wire transfer of immediately available funds to a bank account or accounts designated by such TRA Party or as otherwise agreed by the Corporate Taxpayer and such TRA Party or, in the absence of such designation or agreement, by check mailed to the last mailing address provided by such TRA Party to the Corporate Taxpayer.

(b)"Early Termination Payment" in respect of a TRA Party shall equal the present value, discounted at the Early Termination Rate as of and starting from the applicable Early Termination Date, of all Tax Benefit Payments (excluding the Interest Amount) in respect of such TRA Party that would be required to be paid by the Corporate Taxpayer beginning from the Early Termination Date (but which have not been previously paid as of such date), and assuming that the Valuation Assumptions in respect of such TRA Party are applied and that each such Tax Benefit Payment for each relevant Taxable Year would be paid on the due date (including extensions) under applicable law as of the Early Termination Date for filing of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for each such Taxable Year. For the avoidance of doubt, an Early Termination Payment shall be made to each applicable TRA Party regardless of whether such TRA Party has exchanged all of its Partnership Units as of the Early Termination Date.

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ARTICLE V

SUBORDINATION AND LATE PAYMENTS

Section 5.1 Subordination. Notwithstanding any other provision of this TRA Agreement to the contrary, any Tax Benefit Payment, Early Termination Payment or any other payment required to be made by the Corporate Taxpayer to any TRA Party under this TRA Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporate Taxpayer and its Subsidiaries (the "Senior Obligations") and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporate Taxpayer that are not Senior Obligations. To the extent that any payment under this TRA Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of the agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of the TRA Parties and the Corporate Taxpayer shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations and Section 5.2 shall apply to such payment. Notwithstanding any other provision of this TRA Agreement to the contrary, to the extent that the Corporate Taxpayer or any of its Affiliates enters into future Tax receivable or other similar agreements ("Future TRAs"), the Corporate Taxpayer shall ensure that the terms of any such Future TRA shall provide that the Tax Attributes subject to this TRA Agreement shall be senior in priority in all respects to any Tax attributes subject to any such Future TRA for purposes of calculating the amount and timing of payments under any such Future TRA. To the extent the Corporate Taxpayer or its Subsidiaries (including OpCo and its Subsidiaries) incur, create or assume any Senior Obligations after the date hereof, the Corporate Taxpayer shall, and shall cause its Subsidiaries to, make reasonable efforts to ensure that such indebtedness permits the amounts payable hereunder to be paid.

Section 5.2 Late Payments by the Corporate Taxpayer. The amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the TRA Parties when due under the terms of this TRA Agreement, whether as a result of Section 5.1 or otherwise, shall be payable together with any interest thereon, computed at the Default Rate commencing from the Final Payment Date therefor accruing to the date of actual payment.

ARTICLE VI

NO DISPUTES; CONSISTENCY; COOPERATION

Section 6.1 Participation in the Corporate Taxpayer's and OpCo's Tax Matters. Except as otherwise provided in this TRA Agreement, the Business Combination Agreement or the Limited Partnership Agreement, the Corporate Taxpayer shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporate Taxpayer and its Covered Subsidiaries and OpCo, including the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Covered Taxes. Notwithstanding the foregoing, the Corporate Taxpayer shall notify the TRA Party Representative in writing of the commencement of, and keep the TRA Party Representative reasonably informed with respect to, the portion of any audit of the Corporate Taxpayer and its Covered Subsidiaries and OpCo or any of OpCo's Subsidiaries by a Taxing Authority the outcome of which would reasonably be expected to affect the rights and obligations of a TRA Party under this TRA Agreement, including the Tax

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Benefit Payments payable to TRA Parties, and shall provide to the TRA Party Representative reasonable opportunity (at the cost and expense of the TRA Parties) to participate in or provide information and other input to the Corporate Taxpayer and its Covered Subsidiaries and OpCo and its Subsidiaries and their respective advisors concerning the conduct of any such portion of such audit; provided, however, that the Corporate Taxpayer and its Covered Subsidiaries and OpCo and its Subsidiaries shall not be required to take any action that is inconsistent with any provision of the Limited Partnership Agreement or the Business Combination Agreement; provided further, that the Corporate Taxpayer shall not settle or fail to contest any issue pertaining to Covered Taxes that is reasonable expected to materially adversely affect the TRA Parties' rights and obligations under this TRA Agreement without the consent of the TRA Party Representative, such consent not to be unreasonably withheld, conditioned, or delayed.

Section 6.2 Consistency. The Corporate Taxpayer and the TRA Parties agree to report and cause their respective Affiliates to report for all purposes, including United States federal, state, local and foreign Tax purposes and financial reporting purposes, all Tax-related items (including the Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that set forth in this TRA Agreement or specified by the Corporate Taxpayer in any Schedule (or Amended Schedule, as applicable) provided by or on behalf of the Corporate Taxpayer under this TRA Agreement that is final and binding on the parties unless otherwise required by applicable law. The Corporate Taxpayer shall (and shall cause OpCo and its other Subsidiaries to) use commercially reasonable efforts (for the avoidance of doubt, taking into account the interests and entitlements of all TRA Parties under this TRA Agreement) to defend the Tax treatment contemplated by this TRA Agreement and any Schedule (or Amended Schedule, as applicable) in any audit, contest or similar proceeding with any Taxing Authority.

Section 6.3 Cooperation. Each of the TRA Parties shall (a) furnish to the Corporate Taxpayer in a timely manner such information, documents and other materials as the Corporate Taxpayer may reasonably request for purposes of making any determination or computation necessary or appropriate under this TRA Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporate Taxpayer and its representatives to provide explanations of documents and materials and such other information as the Corporate Taxpayer or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter. OpCo shall reimburse the TRA Parties for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to this Section 6.3. The Corporate Taxpayer shall not, and shall cause each of its Subsidiaries to not, without the prior written consent of the TRA Party Representative, take any actions that has the primary purpose of avoiding, reducing or preventing the achievement or attainment of any Tax Benefit Payment or Early Termination Payment under this TRA Agreement.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Notices. All notices, demands and other communications to be given or delivered under this TRA Agreement shall be in writing and shall be deemed to have been given

(a)when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if

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otherwise, on the next Business Day, (b) one (1) Business Day following delivery by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 7.1, notices, demands and other communications shall be sent to the addresses indicated below:

If to the Corporate Taxpayer, to:

dMY Sponsor, LLC

1180 North Town Center Drive, Suite 100 Las Vegas, Nevada 89144

Attention: Harry You Niccolo de Masi

Email: harry@dmytechnology.com niccolo@dmytechnology.com

with a copy, in any case, to:

White & Case LLP

1221 Avenue of the Americas

New York NY 10020

Attention: Joel Rubinstein

Raymond Bogenrief

E-mail: joel.rubinstein@whitecase.com raymond.bogenrief@whitecase.com

If to the TRA Party Representative, to:

Rush Street Interactive GP, LLC

900 N. Michigan Avenue, Suite 1600

Chicago, Illinois 60611

Attention: [•]

Email: [•]

with a copy to:

Kirkland & Ellis LLP 300 North LaSalle Chicago, Illinois 60654

Attention: Richard Campbell, P.C. and Karen E. Flanagan

E-mail: richard.campbell@kirkland.com; karen.flanagan@kirkland.com

Section 7.2 Counterparts. This TRA Agreement may be executed and delivered in one or more counterparts and by fax, email or other electronic transmission, each of which shall be

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deemed an original and all of which shall be considered one and the same agreement. No party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a contract and each party forever waives any such defense.

Section 7.3 Entire Agreement; No Third Party Beneficiaries. This TRA Agreement (together with all Exhibits and Schedules to this TRA Agreement), the Business Combination Agreement (together with the Disclosure Letters and Exhibits thereto), the Limited Partnership Agreement, and the Confidentiality Agreement, contain the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way. Nothing in this TRA Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this TRA Agreement.

Section 7.4 Governing Law. The law of the State of Delaware shall govern (a) all claims or matters related to or arising from this TRA Agreement (including any tort or non- contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this TRA Agreement, and the performance of the obligations imposed by this TRA Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Section 7.5 Severability. If any provision of this TRA Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, all other provisions of this TRA Agreement shall nevertheless remain in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this TRA Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 7.6 Successors; Assignment; Amendments; Waivers.

(a)No TRA Party may assign all or any portion of its rights or obligations under this TRA Agreement to any Person without the prior written approval of the TRA Disinterested Majority, except that, to the extent that a TRA Party Transfers Partnership Units to any of such TRA Party's Permitted Transferees in accordance with the terms of the Limited Partnership Agreement, the Transferring TRA Party shall have the option to assign, without the approval of the Board or TRA Disinterested Majority, to the Transferee of such Partnership Units the Transferring TRA Party's rights and obligations under this TRA Agreement with respect to such Transferred Partnership Units. As a condition to any such assignment, each Transferee which is a Permitted Transferee or approved by the TRA Disinterested Majority and the Corporate Taxpayer shall execute and deliver a joinder to this TRA Agreement, in the form attached hereto as Exhibit A, agreeing to become a TRA Party for all purposes of this TRA Agreement, except as otherwise provided in such joinder. If a TRA Party Transfers Partnership Units in accordance with the terms of the Limited Partnership Agreement but does not assign to the Transferee of such Partnership

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Units its rights and obligations under this TRA Agreement with respect to such Transferred Partnership Units, (i) such TRA Party shall remain a TRA Party under this TRA Agreement for all purposes, including with respect to the receipt of Tax Benefit Payments to the extent payable hereunder (including any Tax Benefit Payments in respect of the Exchanges of such Transferred Partnership Units by such Transferee), and (ii) the Transferee of such Partnership Units shall not be a TRA Party. The Corporate Taxpayer may not assign any of its rights or obligations under this TRA Agreement to any Person (other than in connection with a Mandatory Assignment) without the prior written consent of the TRA Party Representative (not to be unreasonably withheld, conditioned or delayed). Any purported assignment in violation of the terms of this Section 7.6 shall be null and void. Notwithstanding the foregoing, once an Exchange has occurred, any and all payments that may become payable to a TRA Party pursuant to this TRA Agreement with respect to such Exchange may be assigned to any Person or Persons, as long as any such Person has executed and delivered, or, in connection with such assignment, executes and delivers, a joinder to this TRA Agreement, in form and substance reasonably satisfactory to the Corporate Taxpayer, agreeing to be bound by Section 7.12.

(b)No provision of this TRA Agreement may be amended unless such amendment is approved in writing by each of the Corporate Taxpayer and by the TRA Parties who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties under this TRA Agreement if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any TRA Party pursuant to this TRA Agreement since the date of such most recent Exchange); provided, that no such amendment shall be effective if such amendment will have a disproportionate effect on the payments one or more TRA Parties will be entitled to receive under this TRA Agreement unless such amendment is consented to in writing by such TRA Parties disproportionately affected. No provision of this TRA Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.

(c)All of the terms and provisions of this TRA Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and legal representatives. The Corporate Taxpayer shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer, by written agreement, expressly to assume and agree to perform this TRA Agreement in the same manner and to the same extent that the Corporate Taxpayer would be required to perform if no such succession had taken place (any such assignment, a "Mandatory Assignment").

Section 7.7 Interpretation. The headings and captions used in this TRA Agreement and the table of contents to this TRA Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this TRA Agreement. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this TRA Agreement. The use of the word "including" herein shall mean "including without limitation." The words "hereof," "herein," and "hereunder" and words of similar import, when used in this TRA Agreement, shall refer to this TRA Agreement as a whole and not to any particular provision of this TRA Agreement. References herein to the Preamble or

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to a specific Section, Subsection, Recital, Clause, Schedule or Exhibit shall refer, respectively, to the Preamble, Sections, Subsections, Recitals, Clauses, Schedules or Exhibits of this TRA Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. References herein to any gender shall include each other gender. The word "or" shall not be exclusive unless the context clearly requires the selection of one (1) (but not more than one (1)) of a number of items. References to "written" or "in writing" include in electronic form. References herein to any Person shall include such Person's heirs, executors, personal representatives, administrators, successors and permitted assigns; provided, however, that nothing contained in this Section 7.7 is intended to authorize any assignment or transfer not otherwise permitted by this TRA Agreement. References herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity. Any reference to "days" shall mean calendar days unless Business Days are expressly specified; provided that if any action is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. References herein to any contract or agreement (including this TRA Agreement) mean such contract or agreement as amended, restated, supplemented or modified from time to time in accordance with the terms thereof. With respect to the determination of any period of time, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." References herein to any law shall be deemed also to refer to such law, as amended (and any successor laws), and all rules and regulations promulgated thereunder. The word "extent" in the phrase "to the extent" (or similar phrases) shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if." Except where otherwise expressly provided, all amounts in this TRA Agreement are stated and shall be paid in United States dollars. The parties to this TRA Agreement and their respective counsel have reviewed and negotiated this TRA Agreement as the joint agreement and understanding of such parties, and the language used in this TRA Agreement shall be deemed to be the language chosen by such parties to express their mutual intent, and no rule of strict construction shall be applied against any Person.

Section 7.8 Waiver of Jury Trial; Jurisdiction.

(a)EACH PARTY TO THIS TRA AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS TRA AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS TRA AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HEREUNDER. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(b)Subject to Section 7.9, each of the parties hereto submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any action, suit or proceeding arising out of or relating to this TRA Agreement, agrees that all claims in respect of such action, suit or proceeding shall be heard and determined in any such court and agrees not to

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bring any action, suit or proceeding arising out of or relating to this TRA Agreement in any other courts. Nothing in this Section 7.8, however, shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. Each party hereto agrees that a final judgment in any action, suit or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

Section 7.9 Reconciliation. In the event that the Corporate Taxpayer and the TRA Party Representative are unable to resolve a disagreement with respect to the calculation of amounts owed pursuant to this TRA Agreement within the relevant period designated in this TRA Agreement ("Reconciliation Dispute"), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert in the particular area of disagreement, acting as an expert and not as an arbitrator (the "Expert"), mutually acceptable to the Corporate Taxpayer and the TRA Party Representative. The Expert shall be a partner or principal of PricewaterhouseCoopers, Ernst & Young, Deloitte, KPMG or RSM US LLP, and unless the Corporate Taxpayer and the TRA Party Representative agree in writing otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with any party to this TRA Agreement or any Affiliate of any such parties or any other actual or potential conflict of interest. If the Corporate Taxpayer and the TRA Party Representative are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, then the Corporate Taxpayer and the TRA Party Representative shall cause the Expert to be selected by the International Chamber of Commerce Centre for Expertise (the "ICC") in accordance with the criteria set forth above in this Section 7.9. The Expert shall resolve any matter relating to the Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or, in each case, as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this TRA Agreement and such Tax Return may be filed as prepared by the Corporate Taxpayer, subject to adjustment or amendment upon resolution. The sum of (a) the costs and expenses relating to (i) the engagement (and, if applicable, selection by the ICC) of such Expert and (ii) if applicable, amending any Tax Return in connection with the decision of such Expert and (b) the reasonable out-of-pocket costs and expenses of the Corporate Taxpayer and the TRA Party Representative incurred in the conduct of such proceeding shall be allocated between the Corporate Taxpayer, on the one hand, and the TRA Parties, on the other hand, in the same proportion that the aggregate amount of the disputed items so submitted to the Expert that is unsuccessfully disputed by each such party (as finally determined by the Expert) bears to the total amount of such disputed items so submitted, and each such party shall promptly reimburse the other party for the excess that such other party has paid in respect of such costs and expenses over the amount it has been so allocated. The Corporate Taxpayer may withhold payments under this TRA Agreement to collect amounts due under the preceding sentence. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporate Taxpayer and each of the TRA Parties and may be entered and enforced in any court having jurisdiction.

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Section 7.10 Withholding. The Corporate Taxpayer shall be entitled to deduct and withhold from any payment payable pursuant to this TRA Agreement such amounts as the Corporate Taxpayer is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, foreign or other Tax law; provided, however, that the Corporate Taxpayer shall use commercially reasonable efforts to notify and shall reasonably cooperate with the applicable TRA Party prior to the making of such deductions and withholding payments to determine whether any such deductions or withholding payments (other than any deduction or withholding required by reason of such TRA Party's failure to comply with the last sentence of this Section 7.10) are required under applicable law and in obtaining any available exemption or reduction of, or otherwise minimizing to the extent permitted by applicable law, such deduction and withholding. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporate Taxpayer, such withheld amounts shall be treated for all purposes of this TRA Agreement as having been paid to the Person in respect of whom such withholding was made. Each TRA Party shall promptly provide the Corporate Taxpayer, OpCo or other applicable withholding agent with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested and shall promptly provide an update of any such Tax form or certificate previously delivered if the same has become incorrect or has expired.

Section 7.11 Admission of the Corporate Taxpayer into a Consolidated Group; Transfers of Corporate Assets.

(a)If the Corporate Taxpayer or any of its Covered Subsidiaries is or becomes a member of an affiliated, consolidated, combined or unitary group of corporations that files a consolidated, combined or unitary income Tax Return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of state, local or foreign Tax law, then: (i) the provisions of this TRA Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated, combined or unitary taxable income of the group as a whole.

(b)If any Person the income of which is included in the income of the Corporate Taxpayer or its Covered Subsidiaries or the Corporate Taxpayer's or its Covered Subsidiaries' affiliated or consolidated group transfers transfers one or more assets to a corporation (or a Person classified as a corporation for U.S. federal income tax purposes) with which such entity does not file a consolidated Tax Return pursuant to Section 1501 of the Code or any corresponding provisions of state, local or foreign Tax law, such entity, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such contribution. The consideration deemed to be received in a transaction contemplated in the prior sentence shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest. The transactions described in this Section 7.11(b) shall be taken into account in determining the Realized Tax Benefit or Realized Tax Detriment, as applicable, for such Taxable Year based on the income, gain or loss deemed allocated to the Corporate Taxpayer and its Covered Subsidiaries using the Non-Adjusted Tax Basis of the Referenced Assets in calculating its Hypothetical Tax Liability for such Taxable Year and using the actual Tax basis of the Reference Assets in

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calculating its Actual Tax Liability, determined using the "with and without" methodology. Thus, for example, in determining the Hypothetical Tax Liability of the Corporate Taxpayer or its Covered Subsidiaries the taxable income of the Corporate Taxpayer or its Covered Subsidiaries shall be determined by treating OpCo as having sold the applicable Reference Asset for its fair market value, recovering any basis applicable to such Reference Asset (using the Non-Adjusted Tax Basis), while the Actual Tax Liability of the Corporate Taxpayer or its Covered Subsidiaries would be determined by recovering the actual Tax basis of the Reference Asset that reflects any Basis Adjustments. For purposes of this Section 7.11, a transfer of a partnership interest shall be treated as a transfer of the transferring partner's share of each of the assets and liabilities of that partnership.

Section 7.12 Confidentiality.

(a)Subject to Section 6.3, each TRA Party acknowledges and agrees that the information of the Corporate Taxpayer is confidential and, except in the course of performing any duties as necessary for the Corporate Taxpayer and its Affiliates, as required by law or legal process or to enforce the terms of this TRA Agreement in good faith, such person shall keep and retain in confidence and not disclose to any Person any confidential matters of the Corporate Taxpayer and its Affiliates and successors or concerning OpCo and its Affiliates and successors learned by the TRA Party pursuant to this TRA Agreement. This Section 7.12 shall not apply to

(i)any information that has been made public by the Corporate Taxpayer or any of its Affiliates, becomes public knowledge (except as a result of an act of the TRA Party in violation of this TRA Agreement) and (ii) the disclosure of information to the extent reasonably necessary for the TRA Party to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any material action, proceeding or audit by any Taxing Authority with respect to such returns. Notwithstanding anything to the contrary in this TRA Agreement, to the extent required by applicable law or to the extent reasonably necessary for the TRA Party to comply with any applicable reportable transaction requirements under applicable law, each TRA Party (and each employee, representative or other agent of the TRA Party, as applicable) may disclose the Tax treatment and Tax structure of the Corporate Taxpayer, OpCo and their Affiliates, and any of their transactions, and all materials of any kind (including opinions or other Tax analyses) that are provided to the TRA Party relating to such Tax treatment and Tax structure.

(b)If a TRA Party breaches any of the provisions of this Section 7.12, the Corporate Taxpayer shall have the right to seek to have the provisions of this Section 7.12 specifically enforced by injunctive relief by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach shall cause irreparable injury to the Corporate Taxpayer or any of its Affiliates and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

(c)In no event shall this Section 7.12 limit any obligation of any party under the Limited Partnership Agreement or the Business Combination Agreement.

Section 7.13 TRA Party Representative. By executing this TRA Agreement, each of the TRA Parties shall be deemed to have irrevocably appointed the TRA Party Representative as

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its agent and attorney in fact with full power of substitution to act from and after the date hereof and to do any and all things and execute any and all documents on behalf of such TRA Parties which may be necessary, convenient or appropriate to facilitate any matters under this TRA Agreement, including: (i) execution of the documents and certificates required pursuant to this TRA Agreement; (ii) except to the extent provided in this TRA Agreement, receipt and forwarding of notices and communications pursuant to this TRA Agreement; (iii) administration of the provisions of this TRA Agreement; (iv) any and all consents, waivers, amendments or modifications deemed by the TRA Party Representative to be necessary or appropriate under this TRA Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (v) taking actions the TRA Party Representative is authorized to take pursuant to the other provisions of this TRA Agreement; (vi) negotiating and compromising, on behalf of such TRA Parties, any dispute that may arise under, and exercising or refraining from exercising any remedies available under, this TRA Agreement and executing, on behalf of such TRA Parties, any settlement agreement, release or other document with respect to such dispute or remedy; and (vii) engaging attorneys, accountants, agents or consultants on behalf of such TRA Parties in connection with this TRA Agreement and paying any fees related thereto on behalf of such TRA Parties, subject to reimbursement by such TRA Parties. The TRA Parties shall promptly reimburse the TRA Party Representative for all reasonable costs and expenses incurred in connection with the TRA Party Representative performing its duties hereunder. The TRA Party Representative may resign upon thirty (30) days' written notice to the Corporate Taxpayer.

[Signature Page Follows]

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EXHIBIT F

INVESTOR RIGHTS AGREEMENT

(See attached)

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with the terms of this Investor Rights Agreement, the "Investor Rights Agreement"), dated as of [], 2020 (the "Effective Date"), is made by and among (i)Rush Street Interactive, Inc., a Delaware corporation (formally known as dMY Technology Group, Inc.), a Delaware corporation ("PubCo"); (ii) each of the parties listed on Schedule 1 attached hereto (each, a "Seller" and collectively, the "Sellers"); (iii) Rush Street Interactive GP, LLC, a Delaware limited liability company, in its capacity as the Seller Representative hereunder (the "Seller Representative"); (iv) dMY Sponsor, LLC, a Delaware limited liability company (the "Sponsor"); (v), solely for purposes of Article I, Section 3.11, Section 3.15, Section 3.16(a), Section 4.3 and Article V (A) Niccolo de Masi and (B) Harry L. You (each, a "Sponsor Principal" and collectively, the "Sponsor Principals"); and (vi) (A) Darla Anderson, (B) Francesca Luthi, and (C) Charles E. Wert (each, a "DMY Independent Director" and, collectively, the "DMY Independent Directors" and together with the Sponsor, the "Founder Holders" and each, a "Founder Holder"). Each of PubCo, the Sellers, the Seller Representative, the Sponsor, each Founder Holder and, solely for purposes of Article I, Section 3.11, Section 3.15, Section 3.16(a), Section 4.3 and Article V, each Sponsor Principal may be referred to herein as a "Party" and collectively as the "Parties". Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the BCA (as defined below).

RECITALS

WHEREAS, PubCo has entered into that certain Business Combination Agreement, dated as of July 27, 2020 (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the "BCA"), by and among PubCo, the Sponsor, Rush Street Interactive, LP, a Delaware limited partnership (the "Operating Company"), the Sellers, and the Seller Representative in connection with the business combination (the "Business Combination") set forth in the BCA;

WHEREAS, pursuant to the BCA, at the Closing, (i) in exchange for the Company Enterprise Value, the Sellers, in the aggregate, retained the Retained Company Units (including the Sellers Earnout Company Units) and PubCo issued to Sellers an aggregate number of shares of Buyer Class V Voting Stock (including the Sellers Earnout Voting Shares) equal to the number of Retained Company Units and (ii) PubCo acquired (x) from the Operating Company the Issued Company Units (including the Buyer Earnout Company Units) in exchange for the Contribution Amount and (y) from the Sellers the Purchased Closing Company Units in exchange for the Purchased Company Unit Closing Cash Consideration;

WHEREAS, upon the consummation of the Business Combination, PubCo, the Sellers, and certain other parties thereto entered into that certain second amended and restated limited partnership agreement of the Operating Company (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the "LP Agreement");

WHEREAS, (i) the Sellers Earnout Company Units and the Buyer Earnout Company Units will be earned by the Sellers and PubCo, as applicable, upon the satisfaction of the conditions set forth in the BCA (the "Earned Sellers Earnout Company Units" and the "Earned Buyer Earnout

Company Units," respectively), and (ii) the Sellers Earnout Voting Shares and the Founder Holders Earnout Shares will be earned by the Sellers and the Founder Holders, as applicable, upon the satisfaction of the conditions set forth in the BCA (the "Earned Sellers Earnout Voting Shares" and the "Earned Founder Holders Earnout Shares," respectively);

WHEREAS, each of the Sellers has the right to exchange Retained Company Units (including the Earned Sellers Earnout Company Units), and cancel an equal number of shares of Buyer Class V Voting Stock, for shares of Buyer Class A Common Stock in the manner set forth in, and pursuant to the terms and conditions of, the LP Agreement;

WHEREAS, PubCo, the Sponsor, the Sponsor Principals and the DMY Independent Directors entered into that certain Registration Rights Agreement, dated as of February 20, 2020 (the "Original RRA");

WHEREAS, in connection with the execution of this Investor Rights Agreement, PubCo, the Sponsor, the Sponsor Principals, and the DMY Independent Directors desire to terminate the Original RRA and replace it with this Investor Rights Agreement; and

WHEREAS, on the Effective Date, the Parties desire to set forth their agreement with respect to governance, registration rights and certain other matters, in each case in accordance with the terms and conditions of this Investor Rights Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Investor Rights Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Investor Rights Agreement, the following terms shall have the following meanings:

"Adverse Disclosure" means any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) PubCo has a bona fide business purpose for not making such information public.

"Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise; provided

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that no Party shall be deemed an Affiliate of PubCo or any of its Subsidiaries for purposes of this Investor Rights Agreement.

"Amended Sponsor Letter" means that certain Letter Agreement, dated as of February 20, 2020, by and among PubCo, the Sponsor, the Sponsor Principals and the DMY Independent Directors, as amended by that certain Amendment to Sponsor Letter and Founder Holders' Representative Appointment, dated as of July 27, 2020, by and among PubCo, the Sponsor, the Sponsor Principals, the DMY Independent Directors, the Operating Company and the Seller Representative, as the same may be amended, modified, supplemented or waived from time to time.

"Automatic Shelf Registration Statement" has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.

"BCA" has the meaning set forth in the Recitals.

"Beneficially Own" has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

"Board" means the board of directors of PubCo.

"Board Observer Ownership Threshold" has the meaning set forth in Section 2.1(l).

"Board Observers" has the meaning set forth in Section 2.1(l).

"Business Combination" has the meaning set forth in the Recitals.

"Bylaws" means the Buyer A&R Bylaws, as the same may be amended or amended and restated from time to time.

"Certificate of Incorporation" means the A&R Certificate of Incorporation, as the same may be amended or amended and restated from time to time.

"Class A Common Stock" means, the Class A common stock, par value $0.0001 per share, of PubCo, including (a) any shares of such Class A common stock issuable upon the exercise of any warrant or other right to acquire shares of such Class A common stock and (b) any Equity Securities of PubCo that are issued or distributed or may be issuable with respect to such Class A common stock by way of conversion, dividend, stock split or other distribution, consolidation, merger, exchange, reclassification, recapitalization or other similar transaction.

"Class V Voting Stock" means, the Class V common stock, par value $0.0001 per share, of PubCo, including (a) any shares of such Class V common stock issuable upon the exercise of any warrant or other right to acquire shares of such Class V common stock and (b) any Equity Securities of PubCo that are issued or distributed or may be issuable with respect to such Class V common stock by way of conversion, dividend, stock split or other distribution, consolidation, merger, exchange, reclassification, recapitalization or other similar transaction.

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"Common Stock" means shares of the Class A Common Stock and the Class V Voting Stock, including any shares of the Class A Common Stock and the Class V Voting Stock issuable upon the exercise of any warrant or other right to acquire shares of the Class A Common Stock and the Class V Voting Stock.

"Confidential Information" has the meaning set forth in Section 2.3.

"Controlled Entity" means, as to any Person, (a) any corporation more than fifty percent

(50%) of the outstanding voting stock of which is owned by such Person or such Person's Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person's Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner or in which such Person or such Person's Family Members or Affiliates hold partnership interests representing at least fifty percent (50%) of such partnership's capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member or in which such Person or such Person's Family Members or Affiliates hold membership interests representing at least fifty percent (50%) of such limited liability company's capital and profits.

"Demanding Holders" has the meaning set forth in Section 3.1(c).

"DMY Independent Director" has the meaning set forth in the Recitals.

"Effective Date" has the meaning set forth in the Preamble.

"Equity Securities" means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.

"Family Member" means with respect to any Person, such Person's spouse, ancestors, descendants (whether by blood, marriage or adoption) or spouse of a descendant of such Person, brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

"FINRA" means the Financial Industry Regulatory Authority, Inc.

"Form S-1 Shelf" has the meaning set forth in Section 3.1(a).

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"Form S-3 Shelf" has the meaning set forth in Section 3.1(a).

"Founder Holder" has the meaning set forth in the Preamble.

"Founder Holder Lock-Up Period" has the meaning set forth in Section 4.1(a).

"Holder" means any holder of Registrable Securities who is a Party to, or who succeeds to rights under, this Investor Rights Agreement pursuant to Section 5.1.

"Holder Information" has the meaning set forth in Section 3.10(b).

"Investor Rights Agreement" has the meaning set forth in the Preamble.

"Lock-Up Period" has the meaning set forth in Section 4.1(a).

"Lock-Up Shares" has the meaning set forth in Section 4.1(a).

"LP Agreement" has the meaning set forth in the Recitals.

"Maximum Number of Securities" has the meaning set forth in Section 3.1(d).

"Minimum Takedown Threshold" has the meaning set forth in Section 3.1(c).

"Misstatement" means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus, in the light of the circumstances under which they were made, not misleading.

"Necessary Action" means, with respect to any Party and a specified result, all actions (to the extent such actions are not prohibited by applicable Law and within such Party's control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that PubCo's directors may have in such capacity) necessary to cause such result, including (a) calling special meetings of stockholders, (b) voting or providing a written consent or proxy, if applicable in each case, with respect to shares of Common Stock, (c) causing the adoption of stockholders' resolutions and amendments to the Organizational Documents, (d) executing agreements and instruments, (e) making, or causing to be made, with Governmental Entities, all filings, registrations or similar actions that are required to achieve such result, and (f) nominating certain Persons for election to the Board in connection with the annual or special meeting of stockholders of PubCo.

"Operating Company" has the meaning set forth in the Recitals.

"Organizational Documents" means the Certificate of Incorporation and the Bylaws.

"Original RRA" has the meaning set forth in the Recitals.

"Party" has the meaning set forth in the Preamble.

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"Permitted Transferee" means with respect to any Person, (a) any Family Member of such Person, (b) any Affiliate of such Person, (c) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (c) who operates or engages in a business which competes with the business of PubCo or the Operating Company) and (d) any Controlled Entity of such Person.

"Piggyback Registration" has the meaning set forth in Section 3.2(a).

"Prospectus" means the prospectus included in any Registration Statement, all amendments (including post-effective amendments) and supplements to such prospectus, and all material incorporated by reference in such prospectus.

"PubCo" has the meaning set forth in the Preamble.

"Registrable Securities" means at any time (a) any shares of Class A Common Stock (including, without limitation, Class A Common Stock (i) issuable pursuant to the LP Agreement upon an exchange of RSI Units for Class A Common Stock, along with an equal number of shares of Class V Voting Stock, (ii) that comprise Sellers Earnout Voting Shares (whether or not earned as of such date), or (iii) held by the Founder Holders, including, without limitation, Class A Common Stock that comprise Founder Holders Earnout Shares (whether or not earned as of such date)), (b) any Warrants or any shares of Class A Common Stock issued or issuable upon the exercise thereof, and (c) any Equity Securities of PubCo or any Subsidiary of PubCo that may be issued or distributed or be issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case held by a Holder, other than any security received pursuant to an incentive plan adopted by PubCo on or after the Closing Date; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (A) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been sold, transferred, disposed of or exchanged in accordance with the plan of distribution set forth in such Registration Statement, (B) such Registrable Securities shall have ceased to be outstanding, (C) such Registrable Securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction, or (D) (i) for purposes of Article III hereof, the Holder thereof, together with its, his or her Permitted Transferees, Beneficially Owns less than one percent (1%) of the shares of Class A Common Stock that are outstanding at such time and (ii) such shares of Class A Common Stock are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to be provided by counsel to PubCo to such effect, addressed, delivered and acceptable to PubCo's transfer agent and the affected Holder (which opinion may assume that such Holder (and any predecessor holder of such shares of Class A Common Stock) is not, and has not been at any time during the 90 days immediately before the date of such opinion, an Affiliate of PubCo except with respect to any control determined to be established under this Investor Rights Agreement), as reasonably determined by PubCo, upon the advice of counsel to PubCo.

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"Registration" means a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.

"Registration Expenses" means the expenses of a Registration or other Transfer pursuant to the terms of this Investor Rights Agreement, including the following:

(a)all SEC or securities exchange registration and filing fees (including fees with respect to filings required to be made with FINRA);

(b)all fees and expenses of compliance with securities or blue sky Laws (including fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)all printing, messenger, telephone and delivery expenses;

(d)all fees and disbursements of counsel for PubCo;

(e)all fees and disbursements of all independent registered public accountants of PubCo incurred in connection with such Registration or Transfer, including the expenses of any special audits and/or comfort letters required or incident to such performance and compliance;

(f)reasonable out-of-pocket fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Special Holders participating in such other Registration or Transfer;

(g)the costs and expenses of PubCo relating to analyst and investor presentations or any "road show" undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Special Holders); and

(i) any other fees and disbursements customarily paid by the issuers of securities.

"Registration Statement" means any registration statement that covers the Registrable Securities pursuant to the provisions of this Investor Rights Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

"Representatives" means, with respect to any Person, any of such Person's officers, directors, managers, members, equityholders, employees, agents, attorneys, accountants, actuaries, consultants, or financial advisors or other Person acting on behalf of such Person.

"Requesting Holder" means any Special Holder requesting piggyback rights pursuant to Section 3.2 with respect to an Underwritten Shelf Takedown.

"RSI Group" means, collectively, the Operating Company and its consolidated subsidiaries.

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"RSI Units" means Partnership Units (as defined in the LP Agreement) owned by one or more of the Sellers or any of their Permitted Transferees, including Retained Company Units and Earned Sellers Earnout Company Units.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and any successor thereto, as the same shall be in effect from time to time.

"Seller Director" has the meaning set forth in Section 2.1(a).

"Seller Lock-Up Period" has the meaning set forth in Section 4.1(a).

"Seller Representative" means Rush Street Interactive GP, LLC, or such other Person who is identified as the replacement Seller Representative by the then existing Seller Representative giving prior written notice to PubCo.

"Sellers" has the meaning set forth in the Preamble.

"Shelf" has the meaning set forth in Section 3.1(a).

"Shelf Registration" means a registration of securities pursuant to a Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.

"Shelf Takedown" means an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

"Special Holder" means any Holder other than a DMY Independent Director.

"Sponsor" has the meaning set forth in the Preamble.

"Sponsor Director" has the meaning set forth in Section 2.1(a).

"Sponsor Principal" has the meaning set forth in the Preamble.

"Subsequent Shelf Registration" has the meaning set forth in Section 3.1(b).

"Transfer" means, when used as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition by the Transferor (whether by operation of law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, transfers, sells, pledges or hypothecates or otherwise disposes of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; provided that, the sale, assignment and transfer of the Purchased Company Units by

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Sellers to Buyer pursuant to and in accordance with the BCA shall not be considered a Transfer. The terms "Transferee," "Transferor," "Transferred," and other forms of the word "Transfer" shall have the correlative meanings.

"Underwriter" means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.

"Underwritten Offering" means a Registration in which securities of PubCo are sold to an Underwriter for distribution to the public.

"Underwritten Shelf Takedown" has the meaning set forth in Section 3.1(e).

"Warrants" means the following outstanding warrants of PubCo, each exercisable for one share of Class A Common Stock, warrants to purchase 6,600,000 shares of Class A Common Stock issued to the Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated February 20, 2020, by and among the Sponsor and PubCo, for a purchase price of $1.00 per warrant.

"Well-Known Seasoned Issuer" has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.

"Withdrawal Notice" has the meaning set forth in Section 3.1(e).

Section 1.2 Interpretive Provisions. For all purposes of this Investor Rights Agreement, except as otherwise provided in this Investor Rights Agreement or unless the context otherwise requires:

(a)the singular shall include the plural, and the plural shall include the singular, unless the context clearly prohibits that construction.

(b)the words "hereof", "herein", "hereunder" and words of similar import, when used in this Investor Rights Agreement, refer to this Investor Rights Agreement as a whole and not to any particular provision of this Investor Rights Agreement.

(c)references in this Investor Rights Agreement to any Law shall be deemed also to refer to such Law, and all rules and regulations promulgated thereunder.

(d)whenever the words "include", "includes" or "including" are used in this Investor Rights Agreement, they shall mean "without limitation."

(e)the captions and headings of this Investor Rights Agreement are for convenience of reference only and shall not affect the interpretation of this Investor Rights Agreement.

(f)pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.

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(g)the word "or" shall be construed to mean "and/or" and the words "neither," "nor," "any," "either" and "or" shall not be exclusive, unless the context clearly prohibits that construction.

(h)the phrase "to the extent" shall be construed to mean "the degree by which."

ARTICLE II

GOVERNANCE

Section 2.1 Board of Directors.

(a)Composition of the Board. Subject to the last paragraph of this Section 2.1(a), PubCo shall, and each of the Sellers and the Sponsor (severally, and not jointly) agrees with PubCo that he, she or it shall, take all Necessary Action to cause the Board to be comprised at Closing of nine (9) directors, (i) seven (7) of whom have been nominated by the Seller Representative (each, a "Seller Director"), initially Neil Bluhm, Greg Carlin, Paul Wierbicki, Leslie Bluhm, James Gordon, Judith Gold, and Sheli Rosenberg and (ii) two (2) of whom have been nominated by the Sponsor (each, a "Sponsor Director"), initially Harry You and Niccolo de Masi, and thereafter designated pursuant to Section 2.1(b) or Section 2.1(c), as applicable, and such foregoing directors to be divided into three classes of directors, with each class serving for staggered three year-terms as follows:

(i)the Class I directors shall include: two (2) Seller Director(s) and one

(1)Sponsor Director, initially Harry You;

(ii)the Class II directors shall include: three (3) Seller Director(s); and

(iii)the Class III directors shall include: two (2) Seller Director(s) and one (1) Sponsor Director, initially Niccolo de Masi.

The initial term of the Class I directors shall expire immediately following PubCo's 2021 annual meeting of stockholders at which directors are elected. The initial term of the Class II directors shall expire immediately following PubCo's 2022 annual meeting of stockholders at which directors are elected. The initial term of the Class III directors shall expire immediately following PubCo's 2023 annual meeting at which directors are elected.

Notwithstanding anything to the contrary contained herein, on or prior to the one (1) year anniversary of the date of this Agreement, the Board will consider in good faith whether to, and may, in its sole discretion, elect to add two additional members of the Board, which new members shall be nominated by the Seller Representative, initially Richard Schwartz and Meredith Bluhm- Wolf and shall be a Seller Director for all purposes of this Agreement. If and to the extent that the Board makes such election in its sole discretion, PubCo shall, and each of the Sellers and the Sponsor (severally, and not jointly) agrees with PubCo that he, she or it shall, take all Necessary Action to cause the Board to be comprised of eleven (11) directors and to appoint such new Seller Directors to the Board. If so nominated and appointed, (i) Meredith Bluhm-Wolf shall be a Class

IIdirector (with an initial term expiring immediately following PubCo's 2022 annual meeting of stockholders at which directors are elected) and (ii) Richard Schwartz shall be a Class III director

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(with an initial term expiring immediately following PubCo's 2023 annual meeting of stockholders at which directors are elected). For the avoidance of doubt, only the Seller Representative shall be entitled to remove the new directors contemplated by this paragraph in accordance with Section 2.1(e).

(b)Sellers Representation. For so long as the Sellers and their Permitted Transferees, either individually or as a group (as such term is construed in accordance with the Exchange Act), own Equity Securities of PubCo representing a majority of the voting power of the Equity Securities of PubCo entitled to vote in the election of directors and PubCo qualifies as a controlled company under applicable rules of the securities exchange on which PubCo's Equity Securities are listed ("Controlled Company Eligible"), subject to the next sentence of this Section 2.1(b) and subject to the rights of the Sponsor to nominate the Sponsor Directors hereunder, PubCo shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected all individuals designated by the Seller Representative (including any new directors contemplated by the last paragraph of Section 2.1(a)) (by way of example only, at any time PubCo is Controlled Company Eligible, and there are eleven

(11)seats on the Board and the Sponsor had the right to nominate two (2) directors, PubCo would be required to take all Necessary Action to include each of the other nine (9) individuals nominated by the Seller Representative in the slate of nominees, as applicable). If, for any reason, the Sellers and their Permitted Transferees are not entitled to designate such number of directors as determined in accordance with the foregoing sentence or PubCo is not entitled to nominate such number of directors so designated by the Seller Representative, in each case without violating the applicable rules of the securities exchange on which PubCo's Equity Securities are listed and in each case subject to the rights of the Sponsor to nominate the Sponsor Directors hereunder, the number of Seller Directors that may be designated by the Seller Representative shall be (i) for as long as PubCo remains Controlled Company Eligible, the maximum number as may be so designated by Seller Representative and nominated by PubCo without causing such violation and (ii) from and after such time as PubCo is no longer Controlled Company Eligible, a number of individuals designated by the Seller Representative that, if elected, will result in the Sellers and their Permitted Transferees having a number of directors serving on the Board equal to the greater of (x) such number of directors as permitted by the securities exchange on which PubCo's Equity Securities are listed or (y) (1) the total members of the Board multiplied by (2) the percentage of issued and outstanding shares of voting Equity Securities of PubCo held at such time by the Sellers and their Permitted Transferees, which number shall be rounded up to the next highest whole number of directors.

(c)Sponsor Representation. For so long as the Sponsor and its Permitted Transferees, either individually or as a group (as such term is construed in accordance with the Exchange Act), Beneficially Owns Class A Common Stock in PubCo representing at least the percentage, shown below, of the Class A Common Stock held by the Sponsor immediately after the Closing, PubCo shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Sponsor that, if elected, will result in the Sponsor having the number of directors serving on the Board that is shown below.

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Class A Common Stock Beneficially Owned by the Sponsor	Number of
(and its Permitted Transferees) as a Percentage of the Class A	Sponsor
Common Stock Held by the Sponsor on the Closing Date	Directors
50% or greater	2
25% to less than 50%	1
Less than 25%	0

(d)Decrease in Directors. Upon any decrease in the number of directors that the Seller Representative or the Sponsor, as applicable, is entitled to designate for nomination to the Board pursuant to Section 2.1(b) or Section 2.1(c), the Sellers or the Sponsor, as applicable, shall take all Necessary Action to cause the appropriate number of Seller Directors or Sponsor Directors, as applicable, to offer to tender their resignation at least 60 days prior to the expected date of PubCo's next annual meeting of stockholders; provided that, for the avoidance of doubt, such resignation may be made effective as of the last day of the term of such director. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee may, in its sole discretion, recommend for nomination a Seller Director or Sponsor Director that has tendered his or her resignation pursuant to this Section 2.1(d).

(e)Removal; Vacancies. The Seller Representative or the Sponsor, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and PubCo shall take all Necessary Action to cause the removal of any such nominee at the request of the applicable Party and (ii) designate directors for election to the Board to fill vacancies created by reason of death, removal or resignation of its nominees to the Board, and PubCo shall take all Necessary Action to cause any such vacancies created pursuant to clause (i) or (ii) above to be filled by replacement directors designated by the applicable Party as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee). Notwithstanding anything to the contrary contained in this Section 2.1(e), no Party shall have the right to designate a replacement director, and PubCo shall not be required to take any action to cause any vacancy to be filled by any such designee, to the extent that election or appointment of such designee to the Board would result in a number of directors nominated or designated by such Party in excess of the number of directors that such Party is then entitled to nominate for membership on the Board pursuant to this Investor Rights Agreement.

(f)Committees. In accordance with PubCo's Organizational Documents, (i) the Board shall establish and maintain committees of the Board for (x) Audit, (y) Compensation and (z) Nominating and Corporate Governance, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board. Subject to applicable Laws and stock exchange rules, and subject to requisite independence requirements applicable to such committee (determined giving effect to Section 2.1(h)), (i) for so long as PubCo is Controlled Company Eligible, the Seller Representative shall have the right, and PubCo shall take all Necessary Action, to have a majority of the members of each such committee consist of members of the Board designated by the Seller Representative, and (ii) at any time when PubCo is not Controlled Company Eligible, the Seller Representative shall have the right, and PubCo shall take all Necessary Action, to have a number of the members of each such committee consist of a

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proportional number of members of each such committee (rounded up) as relates to the proportion of the Board designated by the Seller Representative. For as long as such individual serves on the Board and is eligible to serve on such committee, (x) Niccolo de Masi shall be entitled to serve on the Compensation Committee and the Nominating and Corporate Governance Committee and (y) Harry You shall be entitled to serve on the Audit Committee as Chairman.

(g)Independent Directors. PubCo has determined that the initial slate of directors referenced in Section 2.1(a) includes the requisite number of individuals meeting the independence requirements of the New York Stock Exchange. From and after such initial slate is constituted, PubCo shall take all Necessary Action to ensure that the Board consists of the requisite number of directors meeting the independence requirements of the New York Stock Exchange or any other securities exchange on which the Equity Securities of PubCo are then listed, in each case giving effect, when applicable, to Section 2.1(h) (and for as long the Company is Controlled Company Eligible and the Seller Representative is entitled to nominate its full slate of directors pursuant to the first sentence of Section 2.1(b), the Seller Representative shall include among its nominees such number of directors meeting such independnce requirements that, when taken together with other directors (including the Sponsor Directors) meeting such independence requirements, PubCo has the requisite number of directors meeting such independence requirements). For the avoidance of doubt, it is understood and agreed that, if at any time the number of directors entitled to be designated by the Seller Representative and the Sponsor pursuant to this Section 2.1 is less than the entire membership of the Board, subject to the rights of any other Person to nominate or designate one or more directors (including, without limitation, the right of the Sellers Representative and the Sponsor to designate members for nominations to the Board in accordance with Section 2.1(a)), the remaining directors shall be nominated by the Nominating and Corporate Governance Committee and approved by the Board.

(h)Controlled Company Exception. At all times in which PubCo is Controlled Company Eligible, except to the extent otherwise agreed in writing by the Seller Representative, PubCo shall take all Necessary Action to avail itself of all "controlled company" exemptions to the rules of the New York Stock Exchange or any other exchange on which the Equity Securities of PubCo are then listed and shall comply with all requirements under Law (including Item 407(a) of Regulation S-K) and all disclosure requirements to take such actions. Among other things, except to the extent otherwise agreed in writing by the Seller Representative, for so long as PubCo is Controlled Company Eligible, PubCo shall take all Necessary Action to exempt itself from each of (i) any requirement that a majority of the Board consist of independent directors; (ii) any requirement that the Nominating and Governance Committee be composed entirely of independent directors or have a written charter addressing the committee's purpose and responsibilities; (iii) any requirement that the Compensation Committee be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; (iv) the requirement for an annual performance evaluation of the Nominating and Governance Committee and Compensation Committee; and (v) each other requirement that a "controlled company" is eligible to be exempted from under the rules of the New York Stock Exchange or any other exchange on which the Equity Securities of PubCo are then listed.

(i)Reimbursement of Expenses. PubCo shall reimburse the directors and Board Observers (as applicable) for all reasonable out-of-pocket expenses incurred in connection

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with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.

(j)Indemnification. For so long as any Seller Director or Sponsor Director serves as a director of PubCo, (i) PubCo shall provide such Seller Director or Sponsor Director with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of PubCo and (ii) PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Seller Director or Sponsor Director nominated pursuant to this Investor Rights Agreement as and to the extent consistent with applicable Law, Article VIII of the Certificate of Incorporation, Article V of the Bylaws and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

(k)D&O Insurance. PubCo shall (i) purchase directors' and officers' liability insurance in an amount determined by the Board to be reasonable and customary and (ii) for so long as any Seller Director or Sponsor Director serves as a director, maintain such directors' and officers' liability insurance coverage with respect to such director; provided, that upon removal or resignation of such Seller Director or Sponsor Director for any reason, PubCo shall take all actions reasonably necessary to extend such directors' and officers' liability insurance coverage with respect to such Seller Director or Sponsor Director for a period of not less than six (6) years from any such event in respect of any act or omission of such Seller Director or Sponsor Director occurring at or prior to such event.

(l)Board Observers. Unless and until (i) Sellers and their Permitted Transferees Beneficially Own voting securities of PubCo representing less than 25% of the outstanding voting securities of PubCo (the "Board Observer Ownership Threshold") and (ii) a "person" or "group" of persons (as such term is defined under Regulation 13D under the Exchange Act) other than any Seller and/or any of Seller's Permitted Transferees Beneficially Owns a percentage of outstanding voting securities of PubCo (on a fully-diluted basis) that is greater than the percentage of outstanding voting securities of PubCo (on a fully-diluted basis) Beneficially Owned by Sellers and their respective Permitted Transferees, taken as a whole, the Seller Representative shall have the right to appoint up to three (3) non-voting board observers (the "Board Observers") to the Board, which may include each of Meredith Bluhm-Wolf, Leslie Bluhm, and Andrew Bluhm, in each case, for so long as, and solely to the extent that, he or she is not a Seller Director. Each Board Observer shall have the right to (i) attend all meetings of the Board in a non-voting, observer capacity and (ii) receive copies of all notices, minutes, consents and other materials that PubCo provides to the Board in the same manner as such materials are provided to the Board; provided, that, (x) the Seller Representative's right to appoint the Board Observers is non-transferrable and shall automatically be terminated without any further action required in the event that the Class A Common Stock in PubCo Beneficially Owned by Sellers and their Permitted Transferees falls below the Board Observer Ownership Threshold, (y) the Board Observers shall not be entitled to vote on any matter submitted to the Board nor to offer any motions or resolutions to the Board, and the Board Observers' presence or absence at any meeting of the Board will not be relevant for purposes of determining whether there is a quorum, and (z) PubCo may withhold information or materials from the Board Observers and exclude the

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Board Observers from any executive sessions and/or all or any portion of any meeting or discussion of the Board, in each case of this clause (z), if the Board determines in good faith that access to such information and/or materials or attendance at such meeting or portion thereof would (A) adversely affect the attorney-client privilege between PubCo and its counsel, (B) adversely affect PubCo or its Affiliates under governmental regulations or other applicable laws,

(C)be in contravention of any agreement or arrangement with any governmental authority, or (D) result in a conflict of interest. The Board Observers shall be subject to the same obligations as the members of the Board with respect to confidentiality and conflicts of interest (and shall provide, prior to attending any meetings or receiving any information or materials, such reasonable assurances to such effect as may be requested by PubCo) and shall be entitled to expense reimbursement in accordance with Section 2.1(i).

Section 2.2 Action Requiring Special Approval. For so long as the Sellers and their Permitted Transferees, either individually or as a group (as such term is construed in accordance with the Exchange Act), own Equity Securities of PubCo representing a majority of the voting power of the Equity Securities of PubCo entitled to vote on matters brought before such stockholder to vote, for the period ending on the earlier of (x) twelve (12) months following the Closing Date and (y) the date on which PubCo holds its next annual meeting, PubCo will not, and will not permit or undertake, or agree to undertake, whether directly or indirectly, without the prior written consent of the Sponsor, any amendment to or modification of (a) Section 5.1(ii), Article VIII, Article X, the first sentence of Section 13.1 or Article XIV of the Certificate of Incorporation or (b) Article V of the Bylaws of PubCo (in each case, or the substantive matter thereof), in each case that materially and adversely impacts the Sponsor and/or its Permitted Transferees in their capacity as stockholders of PubCo.

Section 2.3 Sharing of Information. To the extent permitted by antitrust, competition or any other applicable Law, each of PubCo, the Sellers and the Sponsor agrees and acknowledges that the directors designated by the Seller Representative and the Sponsor and the Board Observers may share confidential, non-public information about PubCo and its Subsidiaries ("Confidential Information") with the Sellers and the Sponsor, as applicable. Each of the Sellers and the Sponsor recognizes that it, or its Affiliates and Representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause PubCo substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate. Accordingly, each of the Sellers and the Sponsor covenants and agrees with PubCo that it will not (and will cause its respective controlled Affiliates and Representatives not to) at any time, except with the prior written consent of PubCo, directly or indirectly, disclose any Confidential Information known to it to any third party, unless (a) such information becomes known to the public through no fault of such Party, (b) disclosure is required by applicable Law or court of competent jurisdiction or requested by a Governmental Entity; provided that such Party promptly notifies PubCo of such requirement or request and takes commercially reasonable steps, at the sole cost and expense of PubCo, to minimize the extent of any such required disclosure, (c) such information was available or becomes available to such Party before, on or after the Effective Date, without restriction, from a source (other than PubCo) without any breach of duty to PubCo or (d) such information was independently developed by such Party or its Representatives without the use of the Confidential Information. Notwithstanding the foregoing, nothing in this Investor Rights Agreement shall prohibit the Sellers and the Sponsor from disclosing Confidential Information to

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any Affiliate, Representative, limited partner, member or shareholder of such Party; provided that such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information and such Party shall be responsible for any breach of this Section 2.3 by any such Person. No Confidential Information shall be deemed to be provided to any Person, including any Affiliate of the Sellers or the Sponsor, unless such Confidential Information is actually provided to such Person.

ARTICLE III

REGISTRATION RIGHTS

Section 3.1 Shelf Registration.

(a)Filing. PubCo shall file, within 30 days of the Closing Date or such other earlier date as it is required in accordance with any Subscription Agreements, a Registration Statement for a Shelf Registration on Form S-3 (the "Form S-3 Shelf"), or if PubCo is ineligible to use a Form S-3 Shelf, a Registration Statement for a Shelf Registration on Form S-1 (the "Form S-1 Shelf," and together with the Form S-3 Shelf (and any Subsequent Shelf Registration), the "Shelf"), in each case, covering the resale of all Registrable Securities (determined as of two (2) Business Days prior to such filing) on a delayed or continuous basis. PubCo shall use its reasonable best efforts to cause the Shelf to become effective as soon as practicable after such filing, but in no event later than sixty (60) days after the initial filing thereof or such other earlier date as it is required in accordance with any Subscription Agreements. The Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder. PubCo shall maintain the Shelf in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event PubCo files a Form S-1 Shelf, PubCo shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after PubCo is eligible to use Form S-3.

(b)Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while there are any Registrable Securities outstanding, PubCo shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Registration Statement as a Shelf Registration (a "Subsequent Shelf Registration") registering the resale of all outstanding Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, any Holder. If a Subsequent Shelf Registration is filed, PubCo shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if PubCo is a Well-Known Seasoned Issuer) and (ii) keep such Subsequent Shelf Registration continuously effective,

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available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities outstanding. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that PubCo is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. In the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, PubCo, upon request of a Holder, shall promptly use its reasonable best efforts to cause the resale of such Registrable Securities to be covered by either, at PubCo's option, the Shelf (including by means of a post-effective amendment) or a Subsequent Shelf Registration and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration shall be subject to the terms of this Investor Rights Agreement.

(c)Requests for Underwritten Shelf Takedowns. At any time and from time to time after the Shelf has been declared effective by the SEC, the Special Holders may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the Shelf (each, an "Underwritten Shelf Takedown"); provided that PubCo shall only be obligated to effect an Underwritten Shelf Takedown if such offering (i) shall include securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $10 million (the "Minimum Takedown Threshold") or (ii) shall be made with respect to all of the Registrable Securities of the Demanding Holder. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to PubCo, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown; provided that each Special Holder agrees that the fact that such a notice has been delivered shall constitute Confidential Information subject to Section 2.3. The Special Holders that requested such Underwritten Shelf Takedown (the "Demanding Holders") shall have the right to select the Underwriters for such offering (which shall consist of one (1) or more reputable nationally or regionally recognized investment banks), and to agree to the pricing and other terms of such offering; provided that such selection shall be subject to the consent of PubCo, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, in no event shall any Special Holder or any Transferee thereof request an Underwritten Shelf Takedown during the Lock-Up Period applicable to such Person. There shall be no limit to the number of Underwritten Shelf Takedowns that may be requested by any Special Holder, subject to the proviso in the first sentence of this Section 3.1(c).

(d)Reduction of Underwritten Shelf Takedowns. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advise PubCo, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other Equity Securities that PubCo desires to sell and all other Common Stock or other Equity Securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggyback registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of Equity Securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the

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probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the "Maximum Number of Securities"), then PubCo shall include in such Underwritten Offering, as follows: at all times (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Common Stock or other Equity Securities that PubCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other Equity Securities of other Persons that PubCo is obligated to include in such Underwritten Offering pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

(e)Withdrawal. Any of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a "Withdrawal Notice") to PubCo and the Underwriter or Underwriters (if any) of such Demanding Holder's intention to withdraw from such Underwritten Shelf Takedown, prior to the public announcement of the Underwritten Shelf Takedown by PubCo; provided that a Special Holder not so withdrawing may elect to have PubCo continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied or if the Underwritten Shelf Takedown would be made with respect to all of the Registrable Securities of such Special Holder. Following the receipt of any Withdrawal Notice, PubCo shall promptly forward such Withdrawal Notice to any other Special Holders that had elected to participate in such Underwritten Shelf Takedown. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, PubCo shall be responsible for the Registration Expenses incurred in connection with the Underwritten Shelf Takedown prior to delivery of a Withdrawal Notice under this Section 3.1(e).

(f)Long-Form Demands. Upon the expiration of the Lock-Up Period applicable to such Person, and during such times as no Shelf is effective, each Special Holder may demand that PubCo file a Registration Statement on Form S-1 for the purpose of conducting an Underwritten Offering of any or all of such Special Holder's Registrable Securities. PubCo shall file such Registration Statement within 30 days of receipt of such demand and use its reasonable best efforts to cause the same to be declared effective within 60 days of filing. The provisions of Section 3.1(c), Section 3.1(d) and Section 3.1(e) shall apply to this Section 3.1(f) as if a demand under this Section 3.1(f) were an Underwritten Shelf Takedown, provided that in order to withdraw a demand under this Section 3.1(f), such withdrawal must be received by PubCo prior to PubCo having publicly filed a Registration Statement pursuant to this Section 3.1(f).

Section 3.2 Piggyback Registration.

(a)Piggyback Rights. If PubCo or any Special Holder proposes to conduct a registered offering of, or if PubCo proposes to file a Registration Statement under the Securities Act with respect to an offering of, Equity Securities of PubCo or securities or other obligations

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exercisable or exchangeable for or convertible into Equity Securities of PubCo, for its own account or for the account of stockholders of PubCo (or by PubCo and by the stockholders of PubCo including an Underwritten Shelf Takedown pursuant to Section 3.1), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to PubCo's existing stockholders, (iii) for an offering of debt that is convertible into equity securities of PubCo, or (iv) for a dividend reinvestment plan, then PubCo shall give written notice of such proposed offering to all Special Holders as soon as practicable but not less than four (4) calendar days before the anticipated filing date of such Registration Statement or, in the case of an underwritten offering pursuant to a Shelf Registration, the launch date of such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any and if known, in such offering, and (B) offer to all of the Special Holders the opportunity to include in such registered offering such number of Registrable Securities as such Special Holders may request in writing within three (3) calendar day after receipt of such written notice (such registered offering, a "Piggyback Registration"); provided that each Special Holder agrees that the fact that such a notice has been delivered shall constitute Confidential Information subject to Section 2.3. PubCo shall cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Special Holders pursuant to this Section 3.2(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of PubCo included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Special Holder's Registrable Securities in a Piggyback Registration shall be subject to such Special Holder's agreement to abide by the terms of Section 3.6 below.

(b)Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration (other than an Underwritten Shelf Takedown), in good faith, advises PubCo and the Special Holders participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other Equity Securities that PubCo desires to sell, taken together with (i) the Common Stock or other Equity Securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with Persons other than the Special Holders hereunder and (ii) the Common Stock or other Equity Securities, if any, as to which registration has been requested pursuant to Section 3.2, exceeds the Maximum Number of Securities, then:

(i)If the Registration is initiated and undertaken for PubCo's account, PubCo shall include in any such Registration (A) first, the Common Stock or other Equity Securities that PubCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Special Holders exercising their rights to register their Registrable Securities pursuant to Section 3.2(a) (pro rata based on the respective number of Registrable Securities that each Special Holder has requested be included in such Registration), which can be sold without exceeding the Maximum Number of Securities; and

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(C)third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other Equity Securities, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of PubCo, which can be sold without exceeding the Maximum Number of Securities; or

(ii)If the Registration is pursuant to a request by Persons other than the Special Holders, then PubCo shall include in any such Registration (A) first, the Common Stock or other Equity Securities, if any, of such requesting Persons, other than the Special Holders, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Special Holders exercising their rights to register their Registrable Securities pursuant to Section 3.2(a) (pro rata based on the respective number of Registrable Securities that each Special Holder has requested be included in such Registration) which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other Equity Securities that PubCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Common Stock or other Equity Securities, if any, for the account of other Persons that PubCo is obligated to register pursuant to separate written contractual piggyback registration rights of such Persons, which can be sold without exceeding the Maximum Number of Securities.

Notwithstanding anything to the contrary in this Section 3.2(b), in the event a Demanding Holder has submitted notice for a bona fide Underwritten Shelf Takedown and all sales pursuant to such Underwritten Shelf Takedown pursuant to Section 3.1 have not been effected in accordance with the applicable plan of distribution or submitted a Withdrawal Notice prior to such time that PubCo has given written notice of a Piggyback Registration to all Special Holders pursuant to Section 3.2, then any reduction in the number of Registrable Securities to be offered in such offering shall be determined in accordance with Section 3.1(d), instead of this Section 3.2(b).

(c)Piggyback Registration Withdrawal. Any Special Holder shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to PubCo and the Underwriter or Underwriters (if any) of such Special Holder's intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable "red herring" prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. PubCo (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the SEC in connection with a Piggyback Registration (which, in no circumstance, shall include the Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary set forth in this Investor Rights Agreement, PubCo shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 3.2(c).

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(d)Notwithstanding anything herein to the contrary, this Section 3.2 shall not apply (a) for any Holder or Party, prior to the expiration of the Lock-Up Period in respect of such Holder or Party or (b) to any Shelf Take-Down irrespective of whether such Shelf Take-Down is an Underwritten Shelf Take-Down or not an Underwritten Shelf Take-Down.

Section 3.3 Restriction on Transfer. In connection with any Underwritten Offering of Equity Securities of PubCo, each Holder that holds more than five percent (5%) of the issued and outstanding Common Stock (after giving effect to the exchange of all outstanding RSI Units for Class A Common Stock), agrees that it shall not Transfer any Common Stock (other than those included in such offering pursuant to this Investor Rights Agreement), without the prior written consent of PubCo, during the seven (7) calendar days prior (to the extent notice of such Underwritten Offering has been provided) to and the 90-day period beginning on the date of pricing of such offering, except in the event the Underwriter managing the offering otherwise agrees by written consent, and further agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders). Notwithstanding the foregoing, a Holder shall not be subject to this Section 3.3 with respect to an Underwritten Offering unless each Holder that holds at least five percent (5%) of the issued and outstanding Common Stock (after giving effect to the exchange of all outstanding RSI Units) and each of PubCo's directors and executive officers have executed a lock-up on terms at least as restrictive with respect to such Underwritten Offering as requested of the Holders.

Section 3.4 General Procedures. In connection with effecting any Registration and/or Shelf Takedown, subject to applicable Law and any regulations promulgated by any securities exchange on which PubCo's Equity Securities are then listed, each as interpreted by PubCo with the advice of its counsel, PubCo shall use its reasonable best efforts (except as set forth in clause

(d)below) to effect such Registration to permit the sale of the Registrable Securities included in such Registration in accordance with the intended plan of distribution thereof, and pursuant thereto PubCo shall, as expeditiously as possible:

(a)prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

(b)prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder or as may be required by the rules, regulations or instructions applicable to the registration form used by PubCo or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c)prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Special Holders of Registrable Securities included in such Registration, and such Special Holders' legal counsel, if any, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and

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documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters or the Special Holders of Registrable Securities included in such Registration or the legal counsel for any such Special Holders, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Special Holders;

(d)prior to any public offering of Registrable Securities, use its best efforts to

(i)register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" Laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of PubCo and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e)cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by PubCo are then listed;

(f)provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g)advise each Holder of Registrable Securities covered by a Registration Statement, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h)at least three (3) calendar days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus furnish a draft thereof to each Special Holder of Registrable Securities included in such Registration Statement, or its counsel, if any (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

(i)notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.7;

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(j)permit Representatives of the Special Holders, the Underwriters, if any, and any attorney, consultant or accountant retained by such Special Holders or Underwriter to participate, at each such Person's own expense except to the extent such expenses constitute Registration Expenses, in the preparation of the Registration Statement, and cause PubCo's officers, directors and employees to supply all information reasonably requested by any such Representative, Underwriter, attorney, consultant or accountant in connection with the Registration; provided, however, that such Persons agree to confidentiality arrangements reasonably satisfactory to PubCo, prior to the release or disclosure of any such information;

(k)obtain a "cold comfort" letter, and a bring-down thereof, from PubCo's independent registered public accountants in the event of an Underwritten Offering which the participating Special Holders may rely on, in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Special Holders;

(l)on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurances letter, dated such date, of counsel representing PubCo for the purposes of such Registration, addressed to the Special Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Special Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to the participating Special Holders;

(m)in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

(n)make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning within three months after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the SEC);

(o)if an Underwritten Offering involves Registrable Securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $35 million, use its reasonable best efforts to make available senior executives of PubCo to participate in customary "road show" presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

(p)otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested, by the Holders, in connection with such Registration.

Section 3.5 Registration Expenses. The Registration Expenses of all Registrations shall be borne by PubCo. It is acknowledged by the Holders that the Holders selling any Registrable Securities in an offering shall bear all incremental selling expenses relating to the sale of

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Registrable Securities (including all reasonable fees and expenses of any legal counsel representing such Holders (to the extent such counsel is not also representing PubCo, as determined in accordance with clause (f) of the definition of "Registration Expenses")), such as Underwriters' commissions and discounts, brokerage fees, Underwriter marketing costs, in each case pro rata based on the number of Registrable Securities that such Holders have sold in such Registration.

Section 3.6 Requirements for Participating in Underwritten Offerings. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, if any Holder does not provide PubCo with its requested Holder Information, PubCo may exclude such Holder's Registrable Securities from the applicable Registration Statement or Prospectus if PubCo determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No Person may participate in any Underwritten Offering of Equity Securities of PubCo pursuant to a Registration under this Investor Rights Agreement unless such Person (a) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting and other arrangements approved by PubCo in the case of an Underwritten Offering initiated by PubCo, and approved by the Demanding Holders in the case of an Underwritten Offering initiated by the Demanding Holders and (b) completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in Section 3.1(c) and 3.4(o), the exclusion of a Holder's Registrable Securities as a result of this Section 3.6 shall not affect the registration of the other Registrable Securities to be included in such Registration.

Section 3.7 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from PubCo that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (and PubCo hereby covenants to prepare and file such supplement or amendment as soon as practicable after giving such notice), or until it is advised in writing by PubCo that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require PubCo to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to PubCo for reasons beyond PubCo's control, PubCo may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than 90 days in any 12-month period, determined in good faith by PubCo to be necessary for such purpose. In the event PubCo exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to such Registration in connection with any sale or offer to sell Registrable Securities. PubCo shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.7.

Section 3.8 Reporting Obligations. As long as any Holder shall own Registrable Securities, PubCo, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace

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period) all reports required to be filed by PubCo after the Effective Date pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the SEC pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished to the Holders pursuant to this Section 3.8.

Section 3.9 Other Obligations. In connection with a Transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, PubCo shall, subject to applicable Law, as interpreted by PubCo with the advice of counsel, and the receipt of any customary documentation required from the applicable Holders in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being Transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under clause (a). In addition, PubCo shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned Transfers; provided, however, that PubCo shall have no obligation to participate in any "road shows" or assist with the preparation of any offering memoranda or related documentation with respect to any Transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.

Section 3.10 Indemnification and Contribution.

(a)PubCo agrees to indemnify and hold harmless each Holder, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents and Representatives and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, losses, liabilities and expenses (including attorneys' fees) (or actions in respect thereto) caused by, resulting from, arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or similar document incident to any Registration, qualification, compliance or sale effected pursuant to this Article III or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by PubCo of the Securities Act or any other similar federal or state securities Laws, and will reimburse, as incurred, each such Holder, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents and Representatives and each Person who controls such Holder (within the meaning of the Securities Act) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that, PubCo will not be liable in any such case to the extent that any such claim, damage, loss, liability or expense are caused by or arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to PubCo by or on behalf of such Holder expressly for use therein. PubCo shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing sentence with respect to the indemnification of each Holder.

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(b)In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to PubCo in writing such information and affidavits as PubCo reasonably requests for use in connection with any such Registration Statement or Prospectus (the "Holder Information") and, to the extent permitted by Law, such Holder shall indemnify and hold harmless PubCo, its directors, officers, employees, equityholders, affiliates and agents and each Person who controls PubCo (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) (or actions in respect thereof) arising out of, resulting from or based on any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or similar document or any amendment thereof or supplement thereto, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing sentence with respect to indemnification of PubCo.

(c)Any Person entitled to indemnification under this Section 3.10 shall (i) give prompt written notice, after such Person has actual knowledge thereof, to the indemnifying party of any claim with respect to which such Person seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in the defense of any such claim or any such litigation) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (not be unreasonably withheld, conditioned or delayed) and the indemnified party may participate in such defense at the indemnifying party's expense if representation of such indemnified party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. An indemnifying party, in the defense of any such claim or litigation, without the consent of each indemnified party, may only consent to the entry of any judgment or enter into any settlement that (i) includes as a term thereof the giving by the claimant or plaintiff therein to such indemnified party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party) other than monetary damages, and provided, that any sums payable in connection with such settlement are paid in full by the indemnifying party.

(d)The indemnification provided under this Investor Rights Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, manager, director, Representative or controlling Person of such indemnified party and shall survive the Transfer of securities.

(e)If the indemnification provided in this Section 3.10 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses,

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claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party's and indemnified party's relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 3.10(e) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a Party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 3.10(a), 3.10(b) and 3.10(c), any legal or other fees, charges or expenses reasonably incurred by such Party in connection with any investigation or proceeding. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 3.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 3.1(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 3.1(e) from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.11 Other Registration Rights. Other than the registration rights set forth in the Original RRA and in the Subscription Agreements, PubCo represents and warrants that no Person, other than a Holder of Registrable Securities pursuant to this Investor Rights Agreement, has any right to require PubCo to register any securities of PubCo for sale or to include such securities of PubCo in any Registration Statement filed by PubCo for the sale of securities for its own account or for the account of any other Person. Further, each of PubCo, the Sponsor, the DMY Independent Directors and the Sponsor Principals represents and warrants that this Investor Rights Agreement supersedes any other registration rights agreement or agreement (including the Original RRA), other than the Subscription Agreements.

Section 3.12 Rule 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, PubCo covenants that it will (a) make available at all times information necessary to comply with Rule 144, if such Rule is available with respect to resales of the Registrable Securities under the Securities Act, and (b) take such further action as the Holders may reasonably request, all to the extent required from time to time to enable them to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rule may be amended from time to time. Upon the request of any Holder, PubCo will deliver to such Holder a written statement as to whether PubCo has complied with such information requirements, and, if not, the specific reasons for non- compliance.

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Section 3.13 Term. Article III shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.10 shall survive any such termination with respect to such Holder.

Section 3.14 Holder Information. Each Holder agrees, if requested in writing by PubCo, to represent to PubCo the total number of Registrable Securities held by such Holder in order for PubCo to make determinations under this Investor Rights Agreement, including for purposes of Section 3.12. Other than the Sellers and the Founder Holders, a Party who does not hold Registrable Securities as of the Closing Date and who acquires Registrable Securities after the Closing Date will not be a "Holder" until such Party gives PubCo a representation in writing of the number of Registrable Securities it holds.

Section 3.15 Termination of Original RRA. Upon the Closing, PubCo, the Sponsor, the Sponsor Principals and the DMY Independent Directors hereby agree that the Original RRA and all of the respective rights and obligations of the parties thereunder are hereby terminated in their entirety and shall be of no further force or effect.

Section 3.16 Distributions; Direct Ownership.

(a)In the event that the Sponsor distributes all of its Registrable Securities to its members, the members of the Sponsor shall be treated as the Sponsor under this Investor Rights Agreement; provided that such members of the Sponsor, taken as a whole, shall not be entitled to rights in excess of those conferred on the Sponsor, as if the Sponsor remained a single entity party to this Investor Rights Agreement.

(b)Notwithstanding anything to the contrary contained herein, in the event that the members of the Sponsor hold any Registrable Securities directly, the members of the Sponsor shall be treated as the Sponsor under this Investor Rights Agreement; provided that the members of the Sponsor, taken as a whole, shall not be entitled to rights in excess of those conferred on the Sponsor, as if the Sponsor remained a single entity party to this Investor Rights Agreement.

(c)In the event that a Seller distributes all of its Registrable Securities to its members, such distributees shall be treated as a Seller under this Investor Rights Agreement; provided that such distributees, taken as a whole, shall not be entitled to rights in excess of those conferred on a Seller, as if such Seller remained a single party to this Investor Rights Agreement.

(d)Notwithstanding the foregoing, no distribution for purposes of this Section

3.16may occur prior to the conclusion of any Lock-Up Period applicable to the Sponsor or such Seller, as applicable.

Section 3.17 Adjustments. If there are any changes in the Common Stock as a result of stock split, stock dividend, combination or reclassification, or through merger, consolidation, recapitalization or other similar event, appropriate adjustment shall be made in the provisions of this Investor Rights Agreement, as may be required, so that the rights, privileges, duties and obligations under this Investor Rights Agreement shall continue with respect to the Common Stock as so changed.

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ARTICLE IV

LOCK-UP

Section 4.1 Lock-Up.

(a)Each Holder severally, and not jointly, agrees with PubCo not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock- Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period (as defined below) applicable to such Person; provided, that such prohibition shall not apply to Transfers (i) permitted pursuant to Section 4.2, (ii) permitted pursuant to Article III, (iii) to PubCo of Class V Voting Stock Beneficially Owned by the Sellers in connection with the sale by the Sellers to the Operating Company of any Redeemed Post-Closing Company Units in accordance with the BCA, (iv) to PubCo of any Class A Common Stock Beneficially Owned by the Founder Holders in connection with the forfeiture by the Founder Holders to the PubCo of any Founder Holders Forfeiture Shares in accordance with the BCA and the Founder Holders Forfeiture Agreement, (v) by any Seller following the Seller Lock-Up Period (as defined below), or (vi) by any Founder Holder following the Founder Holder Lock-Up Period (as defined below). The "Seller Lock-Up Period" shall be the period commencing on the Closing Date and continuing until the date that is one hundred eighty (180) days after the Closing Date; provided that, the Seller Lock-Up Period with respect to any Sellers Earnout Company Units and the Sellers Earnout Voting Shares shall not end prior to the date that such Sellers Earnout Company Units and Sellers Earnout Voting Shares are earned in accordance with the BCA. The "Founder Holder Lock-Up Period" shall be the period commencing on the Closing Date and continuing until the date that is twelve (12) months after the Closing Date; provided that, (A) the Founder Holder Lock-Up Period with respect to any Founder Holders Earnout Shares and the Buyer Earnout Company Units shall not end prior to the date that such Founder Holders Earnout Shares and Buyer Earnout Company Units are earned in accordance with the BCA and (B) to the extent that any Founder Holders Earnout Shares and Buyer Earnout Company Units become earned prior to the twelve (12) month anniversary of the Closing Date in accordance with the BCA, the "Founder Holder Lock-Up Period" shall be, with respect to the Lock-Up Shares held by the Founder Holders (including such Founder Holders Earnout Shares and Buyer Earnout Company Units so earned, but excluding the Founder Holders Earnout Shares and Buyer Earnout Company Units that are not yet earned (if any)), the period commencing on the Closing Date and continuing until the date that is the later of (x) one hundred eighty (180) days after the Closing Date and (y) the date on which such Founder Holders Earnout Shares and Buyer Earnout Company Units are earned in accordance with the BCA. "Lock-Up Period" means with respect to the Sellers (including any Person who succeeds to such Seller's rights under this Investor Rights Agreement pursuant to Section 5.1), the Seller Lock-Up Period, and with respect to the Founder Holders (including any Person who succeeds to such Founder Holder's rights under this Investor Rights Agreement pursuant to Section 5.1), the Founder Holder Lock-Up Period. "Lock-Up Shares" means (i) the Equity Securities in PubCo and the Operating Company held by the Holders as of the Closing Date, including Class A Common Stock, Class V Voting Stock, the Warrants, and the Purchased Company Units held by PubCo following the sale of such Equity Securities to PubCo in accordance with the BCA, (ii) the Sellers Earnout Company Units and the Sellers Earnout Voting Shares, in each case, whether or not earned prior to the end of the Seller Lock-Up Period, (iii) the Buyer Earnout Company Units and the Founder Holders Earnout Shares, in each case, whether

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or not earned prior to the end of the Founder Holder Lock-Up Period, and (iv) shares of Class A Common Stock issued pursuant to the LP Agreement upon exchange of RSI Units held as of the Closing Date, along with an equal number of Class V Voting Stock, for Class A Common Stock.

(b)During the Lock-Up Period, any purported Transfer of Lock-Up Shares other than in accordance with this Investor Rights Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.

(c)The Holders acknowledge and agree that, notwithstanding anything to the contrary contained in this Investor Rights Agreement, the Equity Securities in the Operating Company (including the Retained Company Units, the Sellers Earnout Company Units and the Buyer Earnout Company Units), the Sellers Earnout Voting Shares, the Founder Holders Earnout Shares, shares of Class V Voting Stock and shares of Class A Common Stock, in each case, Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.

Section 4.2 Permitted Transfers. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, during the Lock-Up Period applicable to such Person, the Holders may Transfer, without the consent of PubCo, any of such Person's Lock-Up Shares to (i) any of such Person's Permitted Transferees, upon written notice to PubCo and, in the case of such a Transfer by a Founder Holder or its Permitted Transferees, the Seller Representative, and in the case of such a Transfer by a Seller or its Permitted Transferees, the Sponsor or (ii) (a) a charitable organization, upon written notice to PubCo and, in the case of such a Transfer by a Founder Holder or its Permitted Transferees, the Seller Representative, and in the case of such a Transfer by a Seller or its Permitted Transferees, the Sponsor; (b) in the case of an individual, by virtue of Laws of descent and distribution upon death of the individual; (c) in the case of an individual, pursuant to a qualified domestic relations order; or (d) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of PubCo's stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Business Combination; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (ii)(b) or clause (ii)(c) above, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Investor Rights Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Investor Rights Agreement. Any Transferee of Lock-Up Shares that is a Permitted Transferee of the Transferor shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement and, if applicable, the Founder Holders Forfeiture Agreement and the Amended Sponsor Letter, by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement and, if applicable, the Founder Holders Forfeiture Agreement and the Amended Sponsor Letter.

Section 4.3 Other Lock-Up Restrictions. Each of PubCo, the Sponsor, each DMY Independent Director and each Sponsor Principal hereby acknowledge and agree that this Article IV supersedes Section 7 of the Amended Sponsor Letter in all respects, and, upon execution of

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this Investor Rights Agreement by each of PubCo, the Sponsor, each DMY Independent Director and each Sponsor Principal, the Amended Sponsor Letter shall be deemed amended to remove Section 7 of the Amended Sponsor Letter.

ARTICLE V

GENERAL PROVISIONS

Section 5.1 Assignment; Successors and Assigns; No Third Party Beneficiaries.

(a)Except as otherwise permitted pursuant to this Investor Rights Agreement, and other than assignments in connection with a distribution pursuant to Section 3.16, no Party may assign such Party's rights and obligations under this Investor Rights Agreement, in whole or in part, without the prior written consent of the Seller Representative, in the case of an assignment by the Sponsor or a Sponsor Principal, or the Sponsor, in the case of an assignment by a Seller. Any such assignee may not again assign those rights, other than in accordance with this Article V. Any attempted assignment of rights or obligations in violation of this Article V shall be null and void. Notwithstanding anything herein to the contrary, no DMY Independent Director my assign its rights or obligations under this Investor Rights Agreement.

(b)Notwithstanding anything to the contrary contained in this Investor Rights Agreement (other than the succeeding sentence of this Section 5.1(b)), (i) prior to the expiration of the Lock-Up Period applicable to such Holder, no Holder may Transfer such Holder's rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder's Registrable Securities, in whole or in part, except in connection with a Transfer pursuant to Section 4.2; and (ii) after the expiration of the Lock-Up Period applicable to such Holder, a Holder may Transfer such Holder's rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder's Registrable Securities, in whole or in part, to (x) any of such Holder's Permitted Transferees, or (y) any Person with the prior written consent of PubCo. In no event can the Sponsor, the Founder Holders, the Sellers or the Seller Representative assign any of such Person's rights under Section 2.1. Any Transferee of Registrable Securities (other than pursuant to an effective Registration Statement or a Rule 144 transaction) pursuant to this Section 5.1(b) shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement. No Transfer of Registrable Securities by a Holder shall be registered on PubCo's books and records, and such Transfer of Registrable Securities shall be null and void and not otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this Investor Rights Agreement, and PubCo is hereby authorized by all of the Holders to enter appropriate stop transfer notations on its transfer records to give effect to this Investor Rights Agreement.

(c)All of the terms and provisions of this Investor Rights Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms of this Investor Rights Agreement.

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(d)Nothing in this Investor Rights Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Investor Rights Agreement or otherwise create any third party beneficiary hereto.

Section 5.2 Termination. Except for Section 2.1(j)-(k), Article II shall terminate automatically (without any action by any Party) as to the Sellers or the Sponsor, as applicable, at such time at which such Party no longer has the right to designate an individual for nomination to the Board under this Investor Rights Agreement. Article III of this Investor Rights Agreement shall terminate as set forth in Section 3.13. The remainder of this Investor Rights Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder ceases to Beneficially Own any Registrable Securities; provided that, the provisions of Section 3.10 shall survive any such termination with respect to such Holder.

Section 5.3 Severability. If any provision of this Investor Rights Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Investor Rights Agreement, to the extent permitted by Law shall remain in full force and effect.

Section 5.4 Entire Agreement; Amendments; No Waiver.

(a)This Investor Rights Agreement, together with the Exhibit to this Investor Rights Agreement, the BCA, the LP Agreement, and all other Ancillary Agreements, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Investor Rights Agreement and therein.

(b)No provision of this Investor Rights Agreement may be amended or modified in whole or in part at any time without the express written consent of (i) PubCo, (ii) for so long as the Sellers and their Permitted Transferees collectively Beneficially Own fifteen percent (15%) or more of the voting power of the stock of PubCo held by the Sellers immediately after the Closing (excluding for these purposes from both the percentage Beneficially Owned immediately after the Closing and percentage then Beneficially Owned at any time, the number of Redeemed Post-Closing Company Units, and the corresponding number of shares of Buyer Class V Voting Stock, in each case, sold, assigned and transferred by Sellers to the Operating Company and Buyer, respectively, pursuant to and in accordance with the BCA), the Seller Representative, (iii) for so long as the Sponsor and its Permitted Transferees collectively Beneficially Own Class A Common Stock in PubCo representing fifty percent (50%) or more of the Class A Common Stock held by the Sponsor immediately after the Closing, the Sponsor, and

(iv)in any event at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders; provided that any such amendment or modification that would be materially adverse in any respect to any Holder shall require the prior written consent of such Holder; provided, further that a provision that has terminated with respect to a Party shall not require any consent of such Party (and such Party's Class A Common

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Stock shall not be considered in computing any percentages) with respect to amending or modifying such provision.

(c)No waiver of any provision or default under, nor consent to any exception to, the terms of this Investor Rights Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided; provided that, notwithstanding the foregoing, no waiver of any provision or default under, nor consent to any exception to, the terms and provisions of Article IV shall be effective unless in writing and signed by each of (i) PubCo, (ii) for so long as the Sellers and their Permitted Transferees collectively Beneficially Own fifteen percent (15%) or more of the voting power of the stock of PubCo held by the Sellers immediately after the Closing (excluding for these purposes from both the percentage Beneficially Owned immediately after the Closing and percentage then Beneficially Owned at any time, the number of Redeemed Post-Closing Company Units, and the corresponding number of shares of Buyer Class V Voting Stock, in each case, sold, assigned and transferred by Sellers to the Operating Company and Buyer, respectively, pursuant to and in accordance with the BCA), the Seller Representative, (iii) for so long as the Sponsor and its Permitted Transferees collectively Beneficially Own Class A Common Stock in PubCo representing fifty percent (50%) or more of the Class A Common Stock held by the Sponsor immediately after the Closing, the Sponsor, (iv) at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders and (v) if such Party is not already required to sign pursuant to clauses (i) through (iv), the Party to be bound.

(d)Notwithstanding the foregoing provisions of this Section 5.4, other than with respect to amendments, modifications, waivers or consents relating to or airing out of Article IV, no amendment, modification, waiver or consent shall be required by (i) the Sponsor or its Permitted Transferees, with respect to any provision that has, in accordance with Section 5.2, terminated as to the Sponsor, the Founder Holders and the Sponsor Principals or (ii) the Seller Representative or a particular Seller or its Permitted Transferees, with respect to any provision that has, in accordance with Section 5.2, terminated as to such Seller or all of the Sellers.

Section 5.5 Counterparts; Electronic Delivery. This Investor Rights Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Investor Rights Agreement may be executed and delivered in one or more counterparts and by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a contract and each Party forever waives any such defense.

Section 5.6 Notices. All notices, demands and other communications to be given or delivered under this Investor Rights Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless

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another address is specified in writing pursuant to the provisions of this Section 5.6, notices, demands and other communications shall be sent to the addresses indicated below:

if to PubCo, to:

Rush Street Interactive, Inc.

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois 60611 Attention: Chief Executive Officer Email: gcarlin@rushst.com with a copy (which shall not constitute notice) to:

White & Case LLP

111 S. Wacker Drive, Suite 5100 Chicago, Illinois 60606 Attention: Joel Rubinstein

Raymond Bogenrief Email: joel.rubinstein@whitecase.com

raymond.bogenrief@whitecase.com

if to the Sellers, to:

Rush Street Interactive, LP

900 N. Michigan Avenue, Suite 1600

Chicago, Illinois 60611

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Attention: Neil Bluhm Greg Carlin

Email: neilb@lambllc.com gcarlin@rushst.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP 300 N. LaSalle Chicago, Illinois 60654 Attention: Richard Campbell, P.C.

Karen E. Flanagan

Email: richard.campbell@kirkland.com karen.flanagan@kirkland.com if to the Sponsor, the Sponsor Principals or DMY Independent Directors, as applicable, to:

dMY Sponsor, LLC

1180 North Town Center Drive, Suite 100 Las Vegas, Nevada 89144

Attention: Niccolo de Masi Harry You

Email: niccolo@dmytechnology.com harry@dmytechnology.com

with a copy (which shall not constitute notice) to:

White & Case LLP

111 S. Wacker Drive, Suite 5100 Chicago, Illinois 60606 Attention: Joel Rubinstein

Raymond Bogenrief Email: joel.rubinstein@whitecase.com

raymond.bogenrief@whitecase.com

Section 5.7 Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all Proceedings, claims or matters related to or arising from this Investor Rights Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Investor Rights Agreement, and the performance of the obligations imposed by this Investor Rights Agreement, in each case without giving effect to any choice of Law or conflict of Law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS INVESTOR RIGHTS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS INVESTOR

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RIGHTS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS INVESTOR RIGHTS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS INVESTOR RIGHTS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH SUCH PARTY'S LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY'S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Proceeding arising out of or relating to this Investor Rights Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Investor Rights Agreement in any other courts. Nothing in this Section 5.7, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 5.8 Specific Performance. Each Party hereby agrees and acknowledges that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Investor Rights Agreement and that, in the event of any such failure, an aggrieved Party will be irreparably damaged and will not have an adequate remedy at Law. Any such Party shall, therefore, be entitled (in addition to any other remedy to which such Party may be entitled at Law or in equity) to seek injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any Proceeding should be brought in equity to enforce any of the provisions of this Investor Rights Agreement, none of the Parties shall raise the defense that there is an adequate remedy at Law.

Section 5.9 Subsequent Acquisition of Shares. Any Equity Securities of PubCo or Operating Company acquired subsequent to the Effective Date by a Holder shall be subject to the terms and conditions of this Investor Rights Agreement and such shares shall be considered to be "Registrable Securities" as such term is used in this Investor Rights Agreement.

Section 5.10 Legends. Each of the Holders acknowledges that (i) no Transfer, hypothecation or assignment of any Registrable Securities Beneficially Owned by such Holder may be made except in compliance with applicable federal and state securities laws and (ii) PubCo shall (x) place customary restrictive legends on the certificates or book entries representing the Registrable Securities subject to this Investor Rights Agreement and (y) remove such restrictive legends at the time the applicable Transfer and other restrictions contemplated thereby are no longer applicable to the Registrable Securities represented by such certificates or book entries.

Section 5.11 No Third Party Liabilities. This Investor Rights Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to any of this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including any representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement), may be made only against the Persons that are expressly identified as parties hereto, as applicable; and no past, present or future direct or indirect director, officer, employee, incorporator, member, partner, stockholder, Affiliate,

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portfolio company in which any such Party or any of its investment fund Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any Party hereto (including any Person negotiating or executing this Investor Rights Agreement on behalf of a Party hereto), unless a Party to this Investor Rights Agreement, shall have any liability or obligation with respect to this Investor Rights Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including a representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement).

Section 5.12 Indemnification; Exculpation.

(a)PubCo will, and PubCo will cause each of its subsidiaries to, jointly and severally indemnify, exonerate and hold the Holders and each of their respective direct and indirect partners, equityholders, members, managers, Affiliates, directors, officers, shareholders, fiduciaries, controlling Persons, employees, representatives and agents and each of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the "Holder Indemnitees") free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys' fees and expenses) incurred by the Holder Indemnitees or any of them on or after the date of this Investor Rights Agreement (collectively, the "Indemnified Liabilities"), arising out of any third party action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (each, an "Action") arising directly or indirectly out of, or in any way relating to, any Holder's or its Affiliates' ownership of Equity Securities of PubCo or control or ability to influence PubCo or any of its subsidiaries (other than any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach by such Holder Indemnitee of this Investor Rights Agreement, the BCA (to the extent such Holder Indemnitee is a party thereto), any agreement referenced or contemplated thereby to which such Holder Indemnitee is a party, or any other agreement between such Holder Indemnitee or any of its Affiliates, on the one hand, and PubCo or any of its subsidiaries, on the other hand, in each case by such Holder Indemnitee or its Affiliates or other related Persons, or the breach of any fiduciary or other duty or obligation (whether arising by Law or contract) of such Holder Indemnitee to (A) its direct or indirect equity holders, creditors or Affiliates or (B) PubCo, any of its subsidiaries or their respective equity holders, (y) to the extent such control or the ability to control PubCo or any of its subsidiaries derives from such Holder's or its Affiliates' capacity as an officer or director of PubCo or any of its subsidiaries, or (z) to the extent such Indemnified Liabilities are directly caused by such Person's gross negligence or willful misconduct); provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, PubCo will, and will cause its subsidiaries to, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. For the purposes of this Section 5.12, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Holder Indemnitee as to any previously advanced indemnity payments made by PubCo or any of its subsidiaries, then such payments shall be

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promptly repaid by such Holder Indemnitee to PubCo and its subsidiaries. The rights of any Holder Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the organizational or governing documents of PubCo or its subsidiaries.

(b)PubCo will, and will cause each of its subsidiaries to, jointly and severally, reimburse any Holder Indemnitee for all reasonable costs and expenses (including reasonable attorneys' fees and expenses and any other litigation-related expenses) as they are incurred by such Holder Indemnitee in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.12, or any action or proceeding arising therefrom. PubCo or its subsidiaries, in the defense of any Action for which a Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.12, may, without the consent of such Holder Indemnitee, consent to entry of any judgment or enter into any settlement if and only if it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Holder Indemnitee of an unconditional release from all liability with respect to such Action, (ii) does not impose any limitations (equitable or otherwise) on such Holder Indemnitee, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Holder Indemnitee, and provided, that the only penalty imposed in connection with such settlement is a monetary payment that will be paid in full by PubCo or its subsidiaries.

(c)PubCo acknowledges and agrees that PubCo shall, and to the extent applicable shall cause its subsidiaries to, be fully and primarily responsible for the payment to any Holder Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with (as applicable) the terms of (i) the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws, each as amended, (ii) any director indemnification agreement, (iii) this Investor Rights Agreement, any other agreement between PubCo or any of its subsidiaries and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, (iv) the laws of the jurisdiction of incorporation or organization of any subsidiary of PubCo and/or (v) the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any subsidiary of PubCo ((i) through (v) collectively, the "Indemnification Sources"), irrespective of any right of recovery such Holder Indemnitee (or its Affiliates) may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than PubCo, any of its subsidiaries or the insurer under and pursuant to an insurance policy of PubCo or any of its subsidiaries) from whom such Holder Indemnitee may be entitled to indemnification with respect to which, in whole or in part, PubCo or any of its subsidiaries may also have an indemnification obligation (collectively, the "Indemnitee-Related Entities"). Under no circumstance shall PubCo or any of its subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Holder Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of such Holder Indemnitee or the obligations of PubCo or any of its subsidiaries under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to any Holder Indemnitee in respect of

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indemnification with respect to any Jointly Indemnifiable Claim, (x) PubCo shall, and to the extent applicable shall cause its subsidiaries to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by PubCo and/or any of its subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Holder Indemnitee against PubCo and/or any of its subsidiaries, as applicable, and (z) such Holder Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each of the Parties agree that each of the Indemnitee-Related Entities shall be third- party beneficiaries with respect to this Section 5.12(c), entitled to enforce this Section 5.12(c) as though each such Indemnitee-Related Entity were a party to this Investor Rights Agreement. PubCo shall cause each of its subsidiaries to perform the terms and obligations of this Section 5.12(c) as though each such subsidiary were a party to this Investor Rights Agreement. For purposes of this Section 5.12(c), the term "Jointly Indemnifiable Claims" shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which any Holder Indemnitee shall be entitled to indemnification from both (1) PubCo and/or any of its subsidiaries pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, the laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any Indemnitee-Related Entity, on the other hand.

(d)In no event shall any Holder Indemnitee be liable to PubCo or any of its subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Holder Indemnitee as determined by a final, nonappealable determination of a court of competent jurisdiction.

(e)Notwithstanding anything to the contrary contained in this Investor Rights Agreement, for purposes of this Section 5.12, the term Holder Indemnitees shall not include any Holder or its any of its partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of PubCo or any of its subsidiaries in such capacity as officer or director. Such officers and directors are or will be subject to separate indemnification in such capacity through this Investor Rights Agreement and/or the certificate of incorporation or organization, bylaws or limited partnership agreements and other instruments of PubCo and its subsidiaries.

(f)The rights of any Holder Indemnitee to indemnification pursuant to this Section 5.12 will be in addition to any other rights any such Person may have under any other section of this Investor Rights Agreement or any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the certificate of limited partnership, limited partnership agreement,

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certificate of incorporation or bylaws (or equivalent governing documents) of PubCo or any of its subsidiaries.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Investor Rights Agreement as of the Effective Date.

PUBCO:

RUSH STREET INTERACTIVE, INC.

By:

Name:

Title:

SPONSOR:

DMY SPONSOR, LLC

By:

Name:

Title:

Signature Page to Investor Rights Agreement

SELLERS:

[]

Signature Page to Investor Rights Agreement

SPONSOR PRINCIPALS:

Harry L. You

Niccolo de Masi

DMY INDEPENDENT DIRECTORS:

Darla Anderson

Francesca Luthi

Charles E. Wert

Signature Page to Investor Rights Agreement

Exhibit A

Form of Joinder

This Joinder (this "Joinder") to the Investor Rights Agreement, the Forfeiture Agreement

and the Amended Letter, made as of		, is between
("Transferor") and	("Transferee")	.
WHEREAS, as of the date hereof, Transferee is acquiring			Registrable Securities
(the "Acquired Interests") from Transferor;

WHEREAS, Transferor is a party to that certain Investor Rights Agreement, dated as of [], 2020, among Rush Street Interactive, Inc. ("PubCo") and the other persons party thereto (the "Investor Rights Agreement") and that certain Founder Holders Forfeiture Agreement, dated as of July 27, 2020, among PubCo and the other persons party thereto (the "Forfeiture Agreement"), and that certain Amendment to Sponsor Letter and Founder Holders' Representative Appointment, dated as of July 27, 2020 (the "Amended Letter"); and

WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Investor Rights Agreement, the Forfeiture Agreement and the Amended Letter by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement and the Forfeiture Agreement and the Amended Letter.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1 Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Investor Rights Agreement.

Section 1.2 Acquisition. The Transferor hereby Transfers to the Transferee all of the Acquired Interests.

Section 1.3 Joinder. Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Investor Rights Agreement, the Forfeiture Agreement and the Amended Letter, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Investor Rights Agreement, the Forfeiture Agreement and the Amended Letter and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement, the Forfeiture Agreement and the Amended Letter.

Section 1.4 Notice. Any notice, demand or other communication under the Investor Rights Agreement, the Forfeiture Agreement or the Amended Letter to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 5.6 of the Investor Rights Agreement, or Section 7 of the Forfeiture Agreement, as applicable, or Section 6 of the Amended Letter, as applicable.

Exhibit A to Investor Rights Agreement

Section 1.5 Governing Law. This Joinder shall be governed by and construed in accordance with the Law of the State of Delaware.

Section 1.6 Counterparts; Electronic Delivery. This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Exhibit A to Investor Rights Agreement

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.

[TRANSFEROR]

By:

Name:

Title:

[TRANSFEREE]

By:

Name:

Title:

Address for notices:

EXHIBIT G

COMPANY AND SELLERS BRING-DOWN CERTIFICATE

(See attached)

EXHIBIT H

BUYER BRING-DOWN CERTIFICATE

(See attached)

EXHIBIT I

UNIT POWERS

(See attached)

EXHIBIT J

AMENDED SPONSOR LETTER

(See attached)

AMENDMENT TO SPONSOR LETTER AND FOUNDER HOLDERS' REPRESENTATIVE

APPOINTMENT

This Amendment to that certain letter agreement, dated February 20, 2020, by and among dMY Sponsor, LLC, a Delaware limited liability company (the "Sponsor"), dMY Technology, Inc., a Delaware corporation (the "Company"), and each of the undersigned individuals, each of whom is a member of the Company's board of directors and/or management team (each, an "Insider" and collectively, the "Insiders," and together with the Sponsor and the Company, the "Parties") (the "Original Sponsor Letter") and Founder Holders' Representative Appointment (this "Amendment and Agreement"), dated as of July 27, 2020, is entered into by and among the Sponsor, the Company, the Insiders, the Sellers' Representative and the Target. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Original Sponsor Letter.

WHEREAS, this Amendment and Agreement is being delivered in connection with the Business Combination Agreement (as defined in Section 1(a) of this Amendment and Agreement) pursuant to which the Company will effectuate a business combination with the Target, on the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Section 13 of the Original Sponsor Letter, the Original Sponsor Letter may be amended by an instrument in writing and signed by the Parties; and

WHEREAS, in order to induce the Company, the Target, the Sellers and the Sellers' Representative to enter into the Business Combination Agreement, the Parties wish to amend the Original Sponsor Letter on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment and Agreement, and the mutual promises contained in this Amendment and Agreement, and intending to be legally bound thereby, the Parties agree as follows:

1.Certain Amendments to the Original Sponsor Letter. The Original Sponsor Letter is hereby amended as follows:

(a)The below shall be added as Section 21 immediately following the existing Section 20:

"21. Waiver of Anti-Dilution Rights. Section 4.3(b)(i) of the Charter provides that each share of Class B Common Stock of the Company, par value $0.0001 per share (the "Class B Common Stock"), shall automatically convert into one share of Class A Common Stock on a one-for-one basis (the "Initial Conversion Ratio") automatically concurrently with or immediately following the closing of the Business Combination, and Section 4.3(b)(ii) of the Charter provides that the Initial Conversion Ratio shall be adjusted (the "Adjustment") in the event that additional shares of Class A Common Stock or equity-linked securities are issued or deemed issued in excess of the amounts offered in the Company's initial public offering of securities and related to or in connection with the closing of the initial Business Combination such that the Sponsor and the Insiders shall continue to own 25% of the issued and outstanding shares of Class A Common Stock after giving effect to such issuance. As of and conditioned upon the Closing (as such term is defined in the Business Combination Agreement), the Sponsor and each Insider hereby irrevocably relinquishes and waives any and all rights the Sponsor and each Insider has or will have under Section 4.3(b)(ii) of the Charter to receive shares of Class A Common Stock in excess of the number issuable at the Initial Conversion Ratio upon conversion of the existing Class B Common Stock held by him, her or it, as applicable, in connection with the Closing (as defined in the Business Combination Agreement) as a result of any Adjustment, and, as a result, the shares of Class B

Common Stock shall convert into shares of Class A Common Stock (or such equivalent security) at Closing (as defined in the Business Combination Agreement) on a one-for-one basis such that, as a result of such conversion, all outstanding shares of Class B Common Stock shall collectively convert into 5,750,000 shares of Class A Common Stock, a portion of which shall be subject to earnout in accordance with the Business Combination Agreement and a portion of which shall be subject to forfeiture in accordance with the Founder Holders Forfeiture Agreement (as defined in the Business Combination Agreement). When used herein, "Business Combination Agreement" means that certain Business Combination Agreement, dated as of July 27, 2020, by and among the Company, the Sponsor, Rush Street Interactive, LP, a Delaware limited partnership (the "Target"), the sellers set forth on the signatures pages thereto (collectively, the "Sellers"), and Rush Street Interactive GP, LLC, in its capacity as the Sellers' Representative thereunder (the "Sellers' Representative"), as the same may be amended modified, supplemented or waived from time to time."

(b)Section 15 of the Original Sponsor Letter is hereby replaced in its entirety with the following:

"Except as set forth in the last sentence of this Section 15, nothing in this Letter Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto any right, remedy or claim under or by reason of this Letter Agreement or any covenant, condition, stipulation, promise or agreement hereof. Except as set forth in the last sentence of this Section 15, all covenants, conditions, stipulations, promises and agreements contained in this Letter Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and assigns and permitted transferees. Notwithstanding anything to the contrary contained herein, each of the Target and the Sellers' Representative is an express third party beneficiary of this Letter Agreement and may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the provisions set forth in this Letter Agreement as though directly party hereto and thereto; provided that, to the extent the Business Combination Agreement is terminated for any reason, the Target and the Sellers' Representative shall no longer be a third party beneficiary of this Letter Agreement for any purposes and shall have no right to directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) any of the provisions set forth in this Letter Agreement in any respects."

2.Enforcement Rights. Notwithstanding anything herein to the contrary, but without limiting the last sentence of Section 1(b) of this Amendment and Agreement, the Sponsor and each Insider acknowledges and agrees that each of the Target and the Sellers' Representative may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the provisions set forth in this Amendment and Agreement.

3.Founder Holders' Representative.

(a)Each of Darla Anderson, Francesca Luthi, and Charles E. Wert (the "dMY Directors") hereby appoints the Sponsor as agent and attorney in fact for and on behalf of such dMY Director (the Sponsor, in such capacity, the "Founder Holders' Representative") to (i) interpret the terms and provisions of Section 2.8 of the that certain Business Combination Agreement, dated as of July 27, 2020, by and among the Company, the Sponsor, Rush Street Interactive, LP, a Delaware limited partnership (the "Target"), the sellers set forth on the signatures pages thereto (collectively, the "Sellers"), and Rush Street Interactive GP, LLC, in its capacity as the Sellers' Representative thereunder (the "Sellers' Representative") (as the same may be amended modified, supplemented or waived from time to time, the "Business Combination Agreement"), and related provisions of

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the Business Combination Agreement, (ii) execute, deliver and receive deliveries of all agreements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with Section 2.8 of the Business Combination Agreement, the related provisions of the Business Combination Agreement and the consummation of the transactions contemplated thereby, (iii) receive service of process in connection with any claims arising out of Section 2.8 of the Business Combination Agreement and the related provisions of the Business Combination Agreement, (iv) agree to, negotiate, enter into settlements and compromises of, assume the defense of any Proceedings, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such Proceedings, and to take all actions necessary or appropriate in the judgment of the Founder Holders' Representative for the accomplishment of the foregoing, (v) give and receive notices and communications, (vi) make any determinations and settle any matters related to any Tax matters pursuant to the matters contemplated by Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, (vii) administer, pay out, deduct, hold back or redirect any funds (including any Earnout Shares or Earnout Company Units), which may be payable or distributable to any dMY Directors pursuant to the terms of Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement for,

(A) any amount that may be payable by the dMY Directors pursuant to Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, or (B) any costs, fees, expenses and other liabilities incurred by the Founder Holders' Representative, acting in such capacity, in connection with Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, and (viii) take all actions necessary or appropriate in the judgment of the Founder Holders' Representative on behalf of the dMY Directors in connection with Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement.

(b)The Founder Holders' Representative, or any successor hereafter appointed, may resign at any time by written notice to the Buyer, the Sellers' Representative, the Target, and the dMY Directors. Any change in the Founder Holders' Representative will become effective upon notice to the Buyer, the Sellers' Representative, the Target and the dMY Directors in accordance with this Section 3. The Founder Holders' Representative so designated must be reasonably acceptable to the Buyer, the Sellers' Representative and the Target, except that the Buyer, the Sellers' Representative and the Target hereby agree that, subject to the dMY Directors providing prior written notice to the Buyer, the Sellers' Representative and the Target, any dMY Director will be acceptable to the Buyer, the Sellers' Representative and the Target as a successor Founder Holders' Representative. All power, authority, rights and privileges conferred in this Section 3 to the Founder Holders' Representative will apply to any successor Founder Holders' Representative.

(c)The Founder Holders' Representative will not be liable for any act done or omitted under this Section 3, Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement as Founder Holders' Representative while acting in good faith, and any act taken or omitted to be taken pursuant to the advice of counsel will be conclusive evidence of such good faith. The Buyer, the Sellers' Representative and the Target each agree that it will not look to the assets of the Founder Holders' Representative, acting in such capacity, for the satisfaction of any obligations to be performed by the dMY Directors, as the case may be. In performing any of its duties under this Section 3, Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, the Founder Holders' Representative will not be liable to the dMY Directors for any losses that any such Person

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(as defined in the Business Combination Agreement) may incur as a result of any act, or failure to act, by the Founder Holders' Representative under this Section 3, Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, and the Founder Holders' Representative will be indemnified and held harmless by the dMY Directors for all losses, except to the extent that the actions or omissions of the Founder Holders' Representative constituted fraud, gross negligence or willful misconduct. The limitation of liability provisions of this Section 3(c) will survive the termination of this Amendment and Agreement or the Business Combination Agreement and the resignation of the Founder Holders' Representative.

(d)The Buyer, Sellers' Representative and the Target shall be entitled to rely exclusively upon any notices and other acts of the Founder Holders' Representative relating to the dMY Directors' rights and obligations under Section 2.8 of the Business Combination Agreement and any related provisions of the Business Combination Agreement as being legally binding acts of each dMY Director individually and collectively. The grant of authority providing for in this Section 3 (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any dMY Director and (ii) shall survive the Closing (as defined in the Business Combination Agreement).

4.Effect of Amendment. The provisions of the Original Sponsor Letter, as amended by this Amendment and Agreement, remain in full force and effect. From and after the date hereof, references to "this Letter Agreement" in the Original Sponsor Letter shall be deemed references to the Original Sponsor Letter, as amended by this Amendment and Agreement. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, in the event the Business Combination Agreement is terminated pursuant to Article X thereof for any reason, this Amendment and Agreement shall automatically terminate and cease to be of further force and effect.

5.Entire Agreement. This Amendment and Agreement and the Original Sponsor Letter, as amended pursuant to this Amendment and Agreement, and the Business Combination Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

6.Miscellaneous. Sections 16, 17 and 18 of the Original Sponsor Letter are hereby incorporated by reference and shall apply mutatis mutandis as if set forth at length herein. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Amendment and Agreement.

** * * *

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to sponsor letter and Founder Holders' Representative Appointment to be duly executed as of the day and year first above written.

DMY SPONSOR, LLC

By: _______________________________________

Name: Harry L. You

Title: Managing Director

______________________________________________

Niccolo de Masi

______________________________________________

Harry You

______________________________________________

Darla Anderson

______________________________________________

Francesca Luthi

______________________________________________

Charles E. Werth

[Signature Page to Amendment to Sponsor Letter and Founder Holders' Representative Appointment]

Acknowledged and agreed:

DMY TECHNOLOGY GROUP, INC.

By:__________________________________

Name: Niccolo de Masi

Title: Chief Executive Officer

[Signature Page to Amendment to Sponsor Letter and Founder Holders' Representative Appointment]

Acknowledged and Agreed:

SELLERS' REPRESENTATIVE:

RUSH STREET INTERACTIVE GP, LLC

By:

Name:

Title:

TARGET:

RUSH STREET INTERACTIVE, LP

By:	Rush Street Interactive GP, LLC
Title:	General Partner

By:

Name:

Title:

[Signature Page to Amendment to Sponsor Letter and Founder Holders' Representative Appointment]

EXHIBIT K

SHARED SERVICES AGREEMENT

(See attached)

SERVICES AGREEMENT

This SERVICES AGREEMENT (as amended, modified or supplemented in accordance with its terms, this "Agreement"), dated as of this [•], 2020, is by and between Rush Street Gaming, LLC, a Delaware limited liability company ("Service Provider"), and Rush Street Interactive, L.P., a Delaware limited partnership (together with its Subsidiaries, "Recipient") (Recipient together with Service Provider, the "Parties").

RECITALS:

A.Recipient, dMY Technology Group, Inc., a Delaware corporation ("dMY"), dMY Sponsor, LLC, a Delaware limited liability company, Rush Street Interactive GP, LLC, a Delaware limited liability company in its capacity as the Sellers' Representative, and the sellers signatory thereto (the "Sellers") are parties to that certain Business Combination Agreement, dated as of July 27, 2020, (the "BCA").

B.Recipient desires that Service Provider provide (or cause to be provided) certain services to Recipient, as provided for in this Agreement.

C.Service Provider is willing to provide, and to cause its employees and agents to provide, such services on the terms and subject to the conditions set forth in this Agreement.

D.Capitalized terms used in this Agreement shall have the respective meanings ascribed to them in the body of this Agreement or in Annex A (which is incorporated herein by reference), as applicable.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Service Provider and Recipient agree as follows:

SECTION 1 SERVICES.

1.1Provision of Services. On the terms and subject to the conditions set forth in this Agreement, Service Provider, acting directly or indirectly through its Service Providing Affiliates, employees or agents, shall provide to Recipient the services set forth on Schedule 1 of this Agreement (together with any additional services pursuant to Section 1.2, the "Services"). Service Provider may, at the direction of Recipient or with the prior written consent of Recipient, such consent not to be unreasonably withheld, conditioned or delayed, in each instance and subject to compliance with any applicable Gaming Laws, subcontract with any other Person (a "Third Party Service Provider") to directly or indirectly provide or support any Services to Recipient; provided that Service Provider shall (i) use reasonable care and prudence in the selection and monitoring of any Third Party Service Provider and (ii) be responsible for the performance of any Third Party Service Provider hereunder or any failure of Third Party Service Provider to comply with the terms hereof. Except as otherwise provided in this Agreement, including Schedule 1, Service Provider shall be required to provide Services to Recipient only in connection with the Recipient's operation of its business substantially as conducted in the twelve (12) month period preceding the date hereof. Except as may be expressly identified in an applicable Schedule, in no event shall Service Provider be responsible for providing any services or assistance in connection with the transition or migration of any Services or data following the termination or expiration of this Agreement.

1.2Additional Services. Recipient may, from time to time, request that additional services be provided hereunder, provided that such services were regularly or periodically provided by the Service Provider to the Recipient in the twelve (12) month period prior to the date hereof. To the extent the Parties mutually agree in writing as to the specifications, applicable fees and other terms and conditions under which such additional services shall be provided, such additional services shall be deemed to be Services under this Agreement.

1.3Performance Standard. Service Provider shall, and shall cause its Service Providing Affiliates and Third Party Service Providers (as applicable) to, use commercially reasonable efforts to provide (or cause to be provided) to Recipient the Services in a timely, professional and workmanlike manner, and at substantially the same level of service, and with substantially the same degree of care, as Service Provider provided similar services to Recipient in the twelve (12)- month period immediately prior to the date hereof. Notwithstanding anything to the contrary contained herein, Service Provider shall be required to perform the Services for the benefit only of Recipient, and Service Provider shall not be required to perform or to cause to be performed any of the Services other than for the benefit of Recipient.

1.4Personnel. The selection of the persons who will provide the Services for and on behalf of Service Provider shall be made by Service Provider in its reasonable discretion. Without limiting Service Provider's obligation to provide the Services in accordance with the terms of this Agreement (including to meet the services standards set forth herein), in no event shall Service Provider be required to hire additional personnel or to retain any specific employee to provide the Services.

1.5Changes. Service Provider may, upon reasonable advanced notice to Recipient, make changes from time to time in the manner of performing the Services if it has made the same or substantially similar changes in performing the same or substantially similar services for its own (retained) business or its Affiliates.

1.6Consents. Service Provider shall use commercially reasonable efforts to obtain as promptly as practicable the consents, approvals or authorizations of any Person as may be necessary for the performance of its obligations pursuant to this Agreement, including obtaining from third-party vendors any consents necessary to grant any sublicenses in connection with the performance of the Services. In the event that the consent of any third-party vendor, if required, is not obtained reasonably shortly after the date hereof, Service Provider shall notify Recipient and shall cooperate with Recipient in arranging for alternative means reasonably satisfactory to Recipient by which Recipient may obtain the Services affected by the failure to obtain such consent. If the Parties arrange such alternative means, Service Provider shall provide the Services in accordance therewith. Recipient will reimburse Service Provider for all fees and costs incurred by Service Provider in connection with obtaining such consents and alternative Services in accordance with Section 1.7.

1.7Payment for Services; Expense Reimbursement. As compensation for the Services during the term of this Agreement, (a) Recipient shall reimburse Service Provider for all third party costs, including consent fees and costs incurred under Section 1.6, incurred in connection with the provision of the Services, (b) Recipient shall reimburse Service Provider for its reasonable and documented out-of-pocket travel and related expenses, subject to the approval of Recipient (such

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approval not to be unreasonably withheld, conditioned or delayed) and receipt of expense reports detailing such expenses, to the extent incurred by Service Provider pursuant to this Agreement on behalf of, or for the benefit of, Recipient, and (c) Recipient shall reimburse Service Provider for an allocable portion of payroll, benefits and overhead (calculated at 150% of an employee's salary, bonus and benefits cost) with respect to Service Provider's or its Service Providing Affiliate's employees who perform or otherwise assist with the provision of the Services; provided however, that Service Provider shall disclose to Recipient each such employee's salary, bonus and benefits cost and the employee's allocation of time in connection with the Services, and the corresponding fees or reimbursements generated thereby on a weekly basis in a monthly report (certified as true and correct by Service Provider's Chief Executive Officer) in a form reasonably acceptable to Recipient (the "Monthly Allocation Reports"). Service Provider, its Service Providing Affiliates, and Third Party Service Providers, as applicable, shall invoice Recipient for such amounts on a monthly basis and shall attach the applicable Monthly Allocation Report to each such invoice. Recipient shall pay Service Provider, its Service Providing Affiliates, and Third Party Service Providers, as applicable, all undisputed amounts within fifteen (15) days after Recipient's receipt of a properly issued invoice.

1.8Taxes. The amount of any sales tax, use tax, excise tax, value added tax, goods and services tax or similar tax (excluding, for the avoidance of doubt, any income tax) that is required to be paid by Service Provider, its Service Providing Affiliates or a Third Party Service Provider in connection with the Services shall be invoiced by Service Provider, its Service Providing Affiliates or Third Party Service Provider, as applicable, and shall be paid by Recipient, together with the amounts payable pursuant to Section 1.7 or otherwise provided under this Agreement.

1.9Disputed Charges. Service Provider shall keep records of the Services provided hereunder and reasonable supporting documentation of all costs and expenses incurred in providing such Services. In the event Recipient disputes any charges related to the Services, Recipient shall deliver a written statement describing the dispute to Service Provider within twenty

(20)business days following Recipient's receipt of the invoice or other documentation of such charges. The statement shall provide a reasonably detailed description of the disputed items. Upon delivery of the written statement, Recipient and Service Provider shall cooperate and negotiate in good faith to resolve such disputed charges, and Service Provider shall make its records relating to the Services available to Recipient for inspection upon reasonable notice during normal business hours. If the Parties are unable to resolve such disputed charges within sixty (60) days of delivery of the written statement, then such disputed charge shall be resolved in accordance with Annex B hereto. All payments required to be made pursuant to this Agreement shall bear interest from (and including) the day that is thirty (30) days after the date such payment is due until (but excluding) the date of payment, at a monthly rate equal to the lesser of (i) four percent (4%) annually or (ii) the maximum rate permitted by applicable Law. In addition, Recipient shall indemnify and reimburse Service Provider for its costs, including reasonable attorneys' fees and disbursements, incurred to collect any unpaid amount.

1.10Employee Matters. Service Provider shall cause its employees and agents and the employees and agents of its Service Providing Affiliates (as applicable) and shall direct its Third Party Service Providers to cause their employees and agents, to be available to provide the Services to Recipient, and to devote such time and effort to the business of Recipient as shall be reasonably necessary to perform the Services in accordance with this Agreement. Notwithstanding the

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foregoing, except as otherwise expressly provided herein, all matters pertaining to the employment or engagement of the employees and agents of Service Provider and its Service Providing Affiliates or Third Party Service Providers are the sole responsibility of Service Provider or its Service Providing Affiliates or Third Party Service Providers, as applicable.

1.11Compliance with Laws. Service Provider shall, and shall direct its Service Providing Affiliates (as applicable) and Third Party Service Providers to, (a) comply in all material respects with all Laws that may be applicable to the Services (including any applicable Gaming Laws), (b) obtain and maintain all material licenses, permits, approvals, authorizations, registrations, findings of suitability, franchises and entitlements necessary or appropriate to perform their duties and obligations under this Agreement (including any necessary or appropriate Gaming Licenses) and comply with the terms and conditions of such licenses, permits, approvals, authorizations, registrations, findings of suitability, franchises and entitlements, and (c) file all returns and reports lawfully required to be filed with Governmental Entities (including any Gaming Authorities) in connection with their obligations hereunder. Notwithstanding anything herein to the contrary, Service Provider shall not be responsible for providing any Service, or part thereof, if and to the extent such Service would violate applicable Law; provided that, upon the request and at the expense of Recipient, Service Provider shall use commercially reasonable efforts to modify the applicable Service so that such Service may be provided in compliance with applicable Law. Service Provider shall notify Recipient of the curtailment or cessation of any Service pursuant to this Section 1.11.

1.12Gaming Authority Approvals; Gaming Problems. Each Party's performance of its respective obligations set forth in this Agreement shall be subject to obtaining and maintaining all necessary or appropriate Gaming Authority approvals, if any. If any Gaming Authority objects to, or proposes the modification of, any portion of this Agreement, the Parties shall negotiate in good faith to reach a mutually agreeable accommodation to address such objections or proposed modifications. In the event that Recipient, Service Provider or any of its Service Providing Affiliates, Third Party Service Providers or their respective employees experiences a Gaming Problem, the affected Party shall promptly notify the other Party of the relevant details and take all actions necessary or advisable to eliminate, terminate, discontinue or otherwise cure the Gaming Problem, including terminating the relationship with any Person giving rise to the Gaming Problem and taking all other actions as may be necessary or appropriate to remedy the Gaming Problem.

1.13Books and Records. Without limiting Section 1.9, duly authorized representatives of Recipient shall, upon reasonable notice to Service Provider, have reasonable access during normal business hours to examine, inspect and copy the books and records held by Service Provider relating to the Services; provided that no such access will be provided to the extent that disclosing any such information would reasonably be expected to constitute a waiver of attorney- client, work product or other legal privilege with respect thereto. Recipient shall not be permitted to access any information to the extent such access could reasonably be expected to violate any confidentiality obligation or commitment of Service Provider to any other Person; provided however, notwithstanding any other provision herein to the contrary, Recipient shall have access to and the right to audit the Monthly Allocation Reports and all information which such reports are based upon at all times and upon reasonable notice.

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1.14Relationship of the Parties. Each Party (including its respective employees, agents, representatives, Affiliates and Third Party Service Providers) shall act solely as an independent contractor. The existence of this Agreement shall not be deemed to cause either Party (or any of its employees, agents or representatives) to be an employee, employer, officer, agent, partner, business representative, or legal representative of, or joint venturer with, the other Party. Neither Party shall make any warranties or representations, or assume or create any obligations, on the other Party's behalf, except as may be expressly permitted hereby. Each Party shall be solely responsible for the actions of its employees, agents, representatives and Affiliates (and their respective employees, agents and representatives).

1.15Third Party Rights. Service Provider shall not, and shall cause its Service Providing Affiliates, Third Party Service Providers and their respective employees and agents not to, disclose to Recipient or otherwise use during the performance of the Services, any confidential or proprietary information owned by any third parties that such Parties do not have permission to so disclose or use.

1.16Outside Activities of the Parties. This Agreement shall be limited to the purposes set forth herein and nothing in this Agreement, whether by implication or otherwise, shall be construed to extend the relationship of the Parties beyond such purposes.

1.17Data Protection.

(a)Service Provider shall, and shall cause its Service Providing Affiliates and Third Party Service Providers to, use commercially reasonable steps (physical, procedural, and electronic), to protect any data disclosed to it by Recipient, consistent with Service Provider's practices in protecting its own data as of the date hereof, but in no event less than customary and reasonable practices or as required by applicable Law.

(b)The Parties agree that,

(i)to the extent Recipient discloses any information that identifies, could be used to identify, or is otherwise associated with an individual person or device (together with any definition for any similar term provided by applicable Law or any of the Parties' own privacy policies, notice, or contracts, "Personal Information," and Personal Information provided by Recipient to Service Provider, "Recipient Personal Information") to Service Provider, such disclosure shall be made in an encrypted format, and

(ii)Service Provider shall, and shall cause its Service Providing Affiliates and Third Party Service Providers to, encrypt all Recipient Personal Information.

(c)Service Provider represents and warrants that it will

(i)use any Recipient Personal Information only for the purposes for which Service Provider is engaged by Recipient and not for its own independent use or purposes;

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(ii)use commercially reasonable steps (physical, procedural, and electronic), to safeguard Recipient Personal Information from misuse, consistent with Service Provider's practices in protecting its own data as of the date hereof, but in no event less than customary and reasonable practices or as required by applicable Law;

(iii)maintain, and shall cause its Service Providing Affiliates and Third Party Service Providers to maintain, commercially reasonable security to assess, monitor, prevent, and mitigate security threats, including implementing and maintaining appropriate physical, administrative, organizational and technical safeguards and measures that are designed to reasonably and appropriately protect the confidentiality, integrity and availability of such information, systems or networks;

(iv)assist Recipient (1) in responding to any request from a data subject, and (2) in complying with its obligations under any and all applicable Laws, legal requirements and self-regulatory guidelines relating to Personal Information ("Privacy Laws"), including with respect to security, breach notifications, impact assessments and consultations with supervisory authorities or regulators, in each of clauses (1) and (2) solely to the extent relating to the Service Provider's receipt of Recipient Personal Information under this Agreement and the processing thereof;

(v)notify the Recipient without undue delay, on becoming aware of any security incident, misuse of or unauthorized access to or disclosure of any Recipient Personal Information and take reasonable actions to investigate, to provide a description of, and to prevent any further negative impacts with respect to such security incident, misuse of or unauthorized access to or disclosure of any Recipient Personal Information;

(vi)refrain from, and instruct any Service Providing Affiliates and Third Party Service Providers to refrain from, notifying or otherwise disclosing the existence of any compromise related to Recipient Personal Information, without providing prior written notice to the Recipient, except that Service Provider, its Service Providing Affiliates and Third Party Service Providers may notify or otherwise disclose the existence of such a compromise without providing prior notice to Recipient in order to comply with applicable Laws, including Privacy Laws; and

(vii)maintain records and information in the ordinary course of business consistent with Service Provider's past practices to demonstrate its compliance with this Section 1.17, and allow for audits by the Recipient's duly authorized representatives in accordance with the procedures set forth in Section 1.13.

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(d)Service Provider will restrict access to Recipient Personal Information only to those personnel who have a need to know or otherwise access Recipient Personal Information to enable Service Provider to perform its obligations under this Agreement.

(e)Notwithstanding the foregoing, Recipient will not provide, and Service Provider will not process, any Personal Information under this Agreement or in connection with any Service for any individual to the extent that such individual's Personal Information is subject to the Laws of any country other than the United States.

SECTION 2 TERM AND TERMINATION.

2.1Term and Termination. This Agreement shall commence on the date hereof and, subject to this Section 2.1 and Section 2.2, will continue in force and effect for an initial term of two (2) years ("Initial Term"), and thereafter shall automatically renew for subsequent renewal terms of one (1) year each (each, a "Renewal Term," and together with the Initial Term, the "Term"), unless either Party notifies the other of its intention not to renew this Agreement no later than 90 days prior to the expiration of the Initial Term or the then-current Renewal Term, as applicable. This Agreement shall terminate automatically (a) upon a Change of Control of Recipient or (b) if Recipient, Service Provider or any of its Service Providing Affiliates or Third Party Service Providers or their respective employees experiences a Gaming Problem and fails to cure such Gaming Problem within thirty (30) days or such later time as the Parties may agree upon in writing.

2.2Early Termination. Notwithstanding anything in this Agreement to the contrary, (a) the Parties may terminate this Agreement or any Service (in whole only) by mutual agreement at any time and (b) from and after the one year anniversary of the date hereof, Recipient may terminate this Agreement or any Service (in whole only) upon 180 days' prior written notice to Service Provider. This Agreement may be terminated only as expressly set forth in Section 2.1 and this Section 2.2. Neither party shall purport to terminate or attempt to terminate this Agreement other than as expressly set forth in Section 2.1 and this Section 2.2.

2.3Effect of Termination. In the event of any termination or expiration with respect to one or more, but less than all, of the Services, this Agreement shall continue in full force and effect with respect to the remaining Services. If this Agreement is terminated or expires in its entirety, all obligations of the Parties under this Agreement shall terminate, except (a) for charges accrued or expenses incurred but unpaid as of the date of such termination or expiration and (b) as set forth in the provisions of this Agreement that are specifically designated herein as surviving such termination or expiration. Termination or expiration of this Agreement or any Service for any reason by either Party shall not relieve the Parties of any obligations that accrued prior to such termination or expiration. Upon termination or expiration of this Agreement or any Service, the Parties shall cooperate in order to transfer or store all books, records and files related to the Services and take all other actions necessary to provide Recipient with sufficient information to make alternate arrangements to perform or obtain from third parties comparable services.

2.4Delivery of Materials. In connection with the termination or expiration of this Agreement or any Service, if requested by Recipient, Service Provider shall deliver to Recipient,

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as soon as reasonably practicable, all information received or created for the benefit of Recipient during the term of this Agreement, in electronic or hard copy form.

SECTION 3 INDEMNIFICATION

3.1Indemnification of Service Provider. To the fullest extent permitted by Law, Recipient shall indemnify Service Provider and its Affiliates, and its and their officers, managers, members, employees, representatives and agents and hold them harmless from and against any and all third party claims, losses, costs, damages and liabilities, including reasonable attorneys' fees (all of which shall be reimbursed as incurred), arising out of or relating to any act or omission performed or omitted pursuant to this Agreement to the extent it is finally determined that such acts or omissions (a) constituted gross negligence, bad faith or willful misconduct, (b) were taken in contravention of this Agreement willfully, in bad faith or as the result of grossly negligent actions or omissions, or (c) resulted from or is related to any material breach of this Agreement, in each case by Recipient. To the fullest extent permitted by Law, none of Service Provider nor the foregoing Persons shall be liable for damages or otherwise to Recipient for any act or omission performed or omitted by such Person, except to the extent it is finally determined that such actions or omissions (x) constituted gross negligence, bad faith or willful misconduct, (y) were taken in contravention of this Agreement willfully, in bad faith or as the result of grossly negligent actions or omissions, or (z) resulted from or is related to any material breach of this Agreement, in each case by Service Provider. Any indemnity pursuant to this Section 3.1 (i) shall not be deemed exclusive of any other rights to which Service Provider or any of the foregoing Persons may be entitled under any applicable statute, agreement or otherwise, (ii) shall continue as to Service Provider or any of the foregoing Persons who have ceased to serve in such capacity and (iii) shall inure to the benefit of the heirs, successors, assigns and administrators of Service Provider or such Person, as applicable.

3.2Indemnification of Recipient. To the fullest extent permitted by Law, Service Provider shall indemnify Recipient and its Affiliates, and its and their officers, managers, members, employees, representatives and agents and hold them harmless from and against any and all third party claims, losses, costs, damages and liabilities, including reasonable attorneys' fees (all of which shall be reimbursed as incurred), arising out of or relating to any act or omission performed or omitted pursuant to this Agreement or in connection with the provision of the Services to the extent it is finally determined that such acts or omissions (a) constituted gross negligence, bad faith or willful misconduct, (b) were taken in contravention of this Agreement willfully, in bad faith or as the result of grossly negligent actions or omissions, or (c) resulted from or is related to any material breach of this Agreement, in each case by Service Provider. Any indemnity pursuant to this Section 3.2, (x) shall not be deemed exclusive of any other rights to which Recipient or any of the foregoing Persons may be entitled under any applicable statute, agreement or otherwise, (y) shall continue as to Recipient or any of the foregoing Persons who have ceased to serve in such capacity and (z) shall inure to the benefit of the heirs, successors, assigns and administrators of Recipient or such Person, as applicable.

3.3Notice of Claim; Defense. A Person entitled to indemnification pursuant to Sections

3.1or 3.2 (the "Indemnified Party") shall give Recipient or Service Provider, as the case may be (the "Indemnifying Party"), prompt notice of any claim that may give rise to any indemnification obligation under Sections 3.1 or 3.2, as applicable, together with the estimated amount of such

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claim. Failure to provide such notice shall not affect the indemnification obligations hereunder in the absence of actual and material prejudice. If the Indemnifying Party elects to defend or prosecute a third-party claim, the Indemnified Party shall cooperate in the defense or prosecution thereof, which cooperation shall include, to the extent reasonably requested by the Indemnifying Party, the retention, and the provision to the Indemnifying Party, of records and information reasonably relevant to such third-party claim, and making employees of the Indemnified Party available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder. Neither Party will make any settlement of any third-party claim that would give rise to liability on the part of the other Party without such Party's prior written consent, and neither Party will be liable for the amount of any settlement affected without such prior written consent.

3.4In the event a Person (other than Recipient or Service Provider) indemnified pursuant to Sections 3.1 and 3.2 seeks indemnification thereunder, then (a) such Person shall request that Recipient or Service Provider, as applicable (the "Representative Party"), make a claim for indemnification to the other Party on such Person's, (b) the Representative Party shall act as such Person's representative with respect to such indemnification claim and (c) the Indemnifying Party shall be entitled to rely upon decisions and directions of the Representative Party as the decisions and directions of the Person seeking indemnification.

3.5LIMITATION ON LIABILITY. IN NO EVENT SHALL SERVICE PROVIDER BE LIABLE FOR ANY SPECIAL, PUNITIVE, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR EXEMPLARY DAMAGES, OR DAMAGES FOR LOSS OF DATA, PROFITS, INTEREST, OR REVENUE OR ANY INTERRUPTION OF BUSINESS, IN CONNECTION WITH, ARISING FROM OR IN RELATION TO THIS AGREEMENT (INCLUDING ANY OF THE SERVICES TO BE PROVIDED HEREUNDER OR THE PERFORMANCE OF OR FAILURE TO PERFORM SERVICE PROVIDER'S OBLIGATIONS UNDER THIS AGREEMENT), WHETHER BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, AND REGARDLESS OF WHETHER SUCH DAMAGES ARE FORESEEABLE OR WHETHER SERVICE PROVIDER IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES. IN NO EVENT SHALL SERVICE PROVIDER BE LIABLE FOR ANY LOSSES IN CONNECTION WITH, ARISING FROM OR IN RELATION TO THIS AGREEMENT (INCLUDING ANY OF THE SERVICES TO BE PROVIDED HEREUNDER OR THE PERFORMANCE OF OR FAILURE TO PERFORM SERVICE PROVIDER'S OBLIGATIONS UNDER THIS AGREEMENT) FOR ANY AMOUNT IN EXCESS OF THE AGGREGATE FEES RECEIVED (AT THE TIME OF THE DISPUTE) BY SERVICE PROVIDER UNDER THIS AGREEMENT FOR THE SERVICE THAT IS THE SUBJECT OF THE DISPUTE. THE PARTIES ACKNOWLEDGE AND AGREE THAT NO DOUBLE REMEDIES OR RECOVERIES ARE INTENDED OR PERMITTED UNDER THIS AGREEMENT AND THAT CLAIMS ASSERTED UNDER ONE SECTION OR SUBSECTION OF THIS AGREEMENT MAY NOT ALSO BE ASSERTED UNDER ANOTHER SECTION OR SUBSECTION OF THIS AGREEMENT OR UNDER THE BCA OR ANY OTHER ANCILLARY DOCUMENT IF SUCH ASSERTION WOULD RESULT IN DOUBLE RECOVERY.

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3.6Exceptions. Section 3.5 shall not apply with respect to any (i) breach of confidentiality obligations hereunder, (ii) indemnification obligation under Section 3 or

(iii)violation of applicable Law or fraud.

SECTION 4 CONFIDENTIALITY.

4.1Confidentiality. Without the prior written consent of the other Party, each Party shall, and shall cause its Affiliates, Third Party Service Providers (if applicable) and its employees and agents (each, a "Receiving Party") to, hold in strict confidence, not disclose or release to any Person, and not use in any manner other than to provide or receive the Services, as applicable, (a) the terms of this Agreement or (b) any and all confidential or proprietary information shared by or received from the other Party (each, a "Disclosing Party") or learned by the Receiving Party pursuant to this Agreement or in the course of the provision or receipt of the Services (collectively, "Confidential Information"). Each Receiving Party agrees to safeguard the Disclosing Party's Confidential Information received under this Agreement with the same degree of care that the Receiving Party uses to protect its own similar Confidential Information. The Receiving Party may disclose Confidential Information (i) to its auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and are informed of their obligation to hold such information confidential (and have agreed or are subject to a professional or contractual obligation to do so) to the same extent as is applicable to the Receiving Party and in respect of whose failure to comply with such obligations the Receiving Party will be responsible, (ii) to its Affiliates, Third Party Service Providers (if applicable) and their respective employees and agents who have a need to know such information for purposes of providing or receiving the Services and who are informed of their obligation to hold such information confidential (and have agreed or are subject to a professional or contractual obligation to do so) to the same extent as is applicable to the Receiving Party and in respect of whose failure to comply with such obligations the Receiving Party will be responsible; and (iii) subject to Section 4.2, to the extent the Receiving Party is required to disclose any such Confidential Information by any Gaming Authority or any judicial or administrative process or, in the opinion of legal counsel, by other requirements of Law.

4.2Protective Order. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made pursuant to Section 4.1(iii), the Receiving Party shall promptly notify the Disclosing Party of the existence of such request or demand and shall use good faith efforts to provide the Disclosing Party with a reasonable opportunity to seek an appropriate protective order or other remedy, which both Parties will cooperate in seeking to obtain. In the event that such appropriate protective order or other remedy is not obtained, the Receiving Party shall, and shall cause its Affiliates, Third Party Service Providers (if applicable) and their respective employees and agents to, furnish only that portion of the Confidential Information that is legally required to be disclosed.

SECTION 5 INTELLECTUAL PROPERTY.

5.1Ownership. Other than as may be set out in this Section 5 or as to specific Services on Schedule 1, (i) each Party shall retain all right, title and interest in and to its Intellectual Property, (ii) all Intellectual Property created or developed by or on behalf of Service Provider in

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connection with this Agreement shall belong to Service Provider, and (iii) no license to Intellectual Property, express or implied, is being granted by Service Provider under this Agreement.

5.2Licenses. (a) Recipient hereby grants to Service Provider, and Service Provider hereby accepts, an irrevocable (during the Term), non-exclusive, non-transferable, fully paid-up, royalty free, worldwide right and license to use, modify, reproduce and prepare derivative works of all Intellectual Property rights owned or controlled by Recipient that are necessary to perform the Services in accordance with the provisions of this Agreement and solely to the extent necessary to perform the Services under this Agreement. (b) Service Provider hereby grants to Recipient, and Recipient hereby accepts, (i) an irrevocable (during the Term), non-exclusive, non- transferable, fully paid-up, royalty free, worldwide right and license to use, modify, perform, reproduce, and prepare derivative works of all Intellectual Property rights owned or controlled by Service Provider that are necessary to receive the Services in accordance with the provisions of this Agreement and solely to the extent necessary to receive the Services under this Agreement; and (ii) an irrevocable, perpetual, non-exclusive, non-transferable, fully paid-up, royalty free, worldwide right and license to use, modify, perform, reproduce, prepare derivative works of, make, sell, offer for sale, import, and otherwise exploit any Intellectual Property rights owned or controlled by Service Provider to the extent such Intellectual Property rights are used by or incorporated into any deliverable or work product in each case that was (x) created or developed by Service Provider for Recipient in the course of performing the Services and (y) delivered to Recipient, and solely to the extent necessary for Recipient to use such deliverable or work product. The licenses set forth in Section 5.2(a) and (b)(i) shall automatically and immediately terminate upon the termination of the Term. To the extent that the preceding licenses include any Trademarks (which they shall not unless agreed to in writing in advance by the granting Party with reference to this section of this Agreement), the licensee therefor shall use such Trademarks only in accordance with any quality control requirements provided by the granting Party from time to time.

SECTION 6 REPRESENTATIONS AND WARRANTIES.

6.1 Representations and Warranties. Each Party represents and warrants to the other that:

(a)it is a legal entity validly existing and in good standing (to the extent such concept is legally recognized) under the Laws of the jurisdiction of its organization;

(b)it has all necessary power and authority, and has taken all action necessary, to authorize, execute, deliver and perform this Agreement, in accordance with the terms of this Agreement; and

(c)this Agreement has been duly and validly executed and delivered by such Party, and, assuming the due authorization, execution and delivery by the other Party, constitutes a valid, legal and binding agreement of such Party, enforceable against such Party in accordance with its terms, subject to the effect of any applicable Laws relating to bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or preferential transfers, or similar Laws relating to or affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at Law).

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6.2Acknowledgement. The Parties acknowledge and agree that, except as expressly set forth herein, Recipient assumes all risks and liabilities arising from or relating to its use of and reliance upon the Services, and Service Provider makes no representation or warranty with respect thereto.

6.3DISCLAIMER OF WARRANTIES. THIS IS A SERVICE AGREEMENT. EXCEPT AS SET FORTH IN SECTION 1 AND THIS SECTION 6, (I) SERVICE PROVIDER DOES NOT GUARANTEE, REPRESENT OR WARRANT THE SERVICES TO BE PROVIDED HEREUNDER, (II) THE SERVICES SHALL BE PROVIDED ON AN "AS IS" AND "WITH ALL FAULTS" BASIS, AND (III) THERE ARE NO OTHER, AND SERVICE PROVIDER DOES NOT MAKE AND HEREBY DISCLAIMS ANY AND ALL, REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SERVICES AND THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

SECTION 7 NOTICES.

Any written notice or other communication given pursuant to this Agreement shall be sufficiently delivered if (a) delivered personally, (b) sent by nationally recognized overnight courier service, (c) mailed by registered or certified mail, (d) sent by email, or (e) transmitted via facsimile with electronic confirmation of receipt by the addressee and a copy delivered, sent or mailed to the addressee in accordance with item (a), (b), (c) or (d) above to each of the Parties at the address or information set forth below or at such other address or information as may be designated from time to time by a Party by written notice to the other Party:

If to Service Provider:

Rush Street Gaming, LLC

900 N. Michigan Avenue

Suite 1600

Chicago, IL 60611

Attention: Neil G. Bluhm

Gregory Carlin

Facsimile: (312) 915-3053

Email: [•]

If to Recipient:

Rush Street Interactive, L.P. c/o [•]

[address]

[address]

[address] Attention: [•]

[•]

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[•] Facsimile: [•]

Email: [•]

With a copy to:

Harry You and Niccolo de Masi Email: harry@dmytechnology.com

niccolo@dmytechnology.com

A notice (a) delivered personally shall be deemed delivered upon receipt or refusal of delivery, (b) sent via a nationally recognized overnight courier service shall be deemed delivered one business day after deposit with such overnight courier service, (c) sent via registered or certified mail shall be deemed delivered three (3) business days after deposit with the United States Postal Service, (d) sent by email shall be deemed delivered upon receipt, or (e) sent via facsimile shall be deemed delivered when receipt is acknowledged by the receiving facsimile machine; provided that a copy is also promptly delivered, sent or mailed to the recipient pursuant to item (a), (b) or (c) above.

SECTION 8 WAIVER OF JURY TRIAL; DESIGNATION OF FORUM AND CONSENT TO JURISDICTION.

8.1WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OTHER PARTY TO ENTER INTO THIS AGREEMENT, EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR RELATED TO THIS AGREEMENT. INSTEAD, ANY SUCH DISPUTES RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

8.2GOVERNING LAW; FORUM. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED SOLELY IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, UNITED STATES OF AMERICA. ANY AND ALL CLAIMS, CONTROVERSIES, AND CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, OR STATUTE, SHALL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF ILLINOIS, INCLUDING ITS STATUTES OF LIMITATIONS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE OR OTHER RULE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. ALL CLAIMS, CONTROVERSIES, AND CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE SUBJECT TO BINDING ARBITRATION IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN ANNEX B.

8.3Service of Process. The Parties further agree and consent to accept service of process by certified or registered United States mail, return receipt requested, or by a nationally recognized overnight courier service with acknowledgment of receipt addressed as provided

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herein. Nothing in this Section 8.3, however, will affect the right of either Party to serve legal process in any other manner permitted by Law.

SECTION 9 MISCELLANEOUS.

9.1Force Majeure. Notwithstanding anything to the contrary contained herein, if either Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make money payments, the obligations of such Party, so far as they are affected by such Force Majeure, shall be suspended during the continuance of such Force Majeure. The term "Force Majeure," as used herein, shall mean an act of God, strike, lockout, or other industrial disturbance, acts of any Governmental Entity, epidemic, pandemic (including COVID-19), health crisis, quarantine, act of public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment or supplies, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of such Party. Upon the occurrence of a Force Majeure Event, (a) the non-performing Party shall promptly notify the other Party of the circumstances hindering its performance and of its plans and efforts to implement a work-around, (b) the non-performing Party shall be excused from any further performance or observance of the affected obligation(s) for as long as such circumstances prevail, and (c) the non-performing Party shall continue to attempt to recommence performance or observance to the greatest extent possible without delay. The non-performing Party shall also notify the other Party promptly when the Force Majeure Event has abated.

9.2Further Assurances. Each Party agrees to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary to more fully effectuate this Agreement.

9.3Entire Agreement; Amendments. This Agreement reflects the whole and entire agreement among the Parties with respect to the subject matter herein and supersedes all previous agreements and understandings among the Parties (oral or written), and may be amended, restated, or supplemented only by the written agreement of both Parties.

9.4Binding Effect; Assignment. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective legal representatives, successors and permitted assigns, subject to any limitations on transfer set forth in this Agreement. Recipient may not assign this Agreement without the express prior written consent of Service Provider.

9.5Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be unenforceable or invalid under applicable Law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect.

9.6Third-Party Beneficiaries. The representations, warranties, covenants, and obligations of the Parties are made for the express benefit of the Parties and successors and permitted assigns, and, except as provided in Section 3 with respect to the Indemnified Parties,

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other Persons that are not express signatories hereto are not intended to have, nor shall have, the benefit of, or any right to seek enforcement or recovery under, any of such covenants or obligations.

9.7Survival. Notwithstanding anything to the contrary contained herein, the provisions of Sections 1.7, 1.9, 1.13, 1.14, 1.16, 1.17, 5.1, 5.2(b)(ii), 6.3, this Section 9.8, Section 2, Section 3, Section 4,, Section 7, Section 8, Section 9 and Annex A hereto shall survive any cancellation, termination or expiration of this Agreement.

9.8No Waiver. None of the terms of this Agreement shall be deemed to have been waived by either Party, unless such waiver is in writing and signed by that Party. The waiver by a Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or any further breach of the provision so waived.

9.9Performance/Holidays. Whenever under the terms of this Agreement the time for performance falls upon a Saturday, Sunday or legal holiday, such time for performance shall be extended to the next business day.

9.10Rules of Construction. The Parties jointly participated in the negotiation and drafting of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their collective mutual intent, this Agreement shall be construed as if drafted jointly by the Parties, and no rule of strict construction shall be applied against any Person.

9.11Interpretation. As used in this Agreement, the masculine, feminine or neuter gender shall be deemed to include the others whenever the context so indicates or requires. Terms defined in the singular have a comparable meaning when used in the plural and vice versa. Terms defined in the current tense shall have a comparable meaning when used in the past or future tense and vice versa. Terms defined as a noun shall have a comparable meaning when used as an adjective, adverb, or verb and vice versa. Whenever the term "include" or "including" is used in this Agreement, it shall mean "including, without limitation," (whether or not such language is specifically set forth) and shall not be deemed to limit the range of possibilities to those items specifically enumerated. The term "or" is not exclusive. Unless otherwise limited, the words "hereof", "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision. Except as otherwise indicated, all references in this Agreement to "Sections" are intended to refer to Sections of this Agreement.

9.12Headings. The section and other headings contained in this Agreement are for convenience only and shall not be deemed to limit, characterize or interpret any provisions of this Agreement.

9.13Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile or other electronic means, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the Parties had signed the same signature page.

[signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date and year first above written.

RUSH STREET GAMING, LLC

By:

Name:

Title:

RUSH STREET INTERACTIVE, L.P.

By:

Name:

Title:

Signature Page to Services Agreement

Annex A

DEFINITIONS

(a)"Affiliate" means with respect to a particular Person (for this purpose, the "First Person"), any other Person who or which is (i) directly or indirectly Controlling, Controlled by or under common Control with the First Person or (ii) a member, stockholder, partner, director, officer, manager or comparable principal of the First Person; provided, that, for purposes of this Agreement, (i) Recipient and/or any Person constituting an "Affiliate" of Recipient (other than Service Provider) shall not be an Affiliate of Service Provider and (b) Service Provider shall not be deemed to be an Affiliate of Recipient and/or any Person constituting an "Affiliate" of Recipient (other than Service Provider).

(b)"Change of Control" means (a) the closing of the sale, lease, transfer or other disposition of all or substantially all of the Recipient's assets, (b) the consummation of the merger or consolidation of the Recipient with or into another entity (except a merger or consolidation in which the holders of voting power immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the Recipient or the surviving or acquiring entity), (c) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or a group of affiliated Persons of the Recipient's securities if, after such closing, such Person or group of affiliated Persons would hold 50% or more of the outstanding voting equity of the Recipient (or the surviving or acquiring entity); provided however (i) that a transaction described above shall not constitute a Change of Control if its sole purpose is to change the state of the Recipient's formation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Recipient's equity securities immediately prior to such transaction, and (ii) the transactions contemplated under the BCA shall not be deemed a Change of Control for the purposes of this Agreement. Notwithstanding anything to the contrary contained herein, a Change in Control shall not be deemed to have occurred if the Sellers, any Family Member of a Seller or any of their respective Affiliates directly or indirectly own more than 50% of the voting securities of the Recipient (or any successor to all or substantially all the assets of the Recipient and its Subsidiaries) or any direct or indirect parent company.

(c)"Control", "Controlling" and "Controlled" means with respect to a particular Person (for this purpose, the "First Person"), the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and day to day activities of the First Person, or to elect a majority of the board of directors or trustees of such First Person, whether through ownership of voting securities, by contract or otherwise.

(d)"Dispute" has the meaning set forth in Annex B.

(e)"Family Member" means, as to a Person that is an individual, such Person's spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

Annex A - Page 1

(f)" Gaming Authority" means those federal, state, local and foreign governmental, regulatory and administrative authorities, agencies, boards and officials responsible for or involved in the regulation of gaming or gaming activities in any jurisdiction.

(g)"Gaming Laws" means those Laws and the rules and regulations promulgated by any Gaming Authority under such Laws pursuant to which any Gaming Authority possesses regulatory or licensing authority over gaming within any jurisdiction.

(h)"Gaming Licenses" means all licenses, permits, approvals, authorizations, registrations, findings of suitability, franchises and entitlements issued by any Gaming Authority necessary for the lawful conduct of activities under the Gaming Laws.

(i)"Gaming Problem" means (a) a determination by any Gaming Authority that Recipient, Service Provider or any of its Service Providing Affiliates, Third Party Service Providers or their respective employees does not or has failed to satisfy any suitability, eligibility or other qualification criteria pursuant to any applicable Gaming Laws with respect to any Gaming License, including any character or suitability criteria thereunder, or (b) circumstances such that Recipient, Service Provider or any of its Service Providing Affiliates, Third Party Service Providers or their respective employees is deemed likely, in the reasonable discretion of the other Party, to preclude or materially delay, impede or impair the ability of the other Party, or any of its officers, directors, shareholders, partners, members, employees, trustees, representatives, to obtain, maintain or renew any Gaming License, or such as may result in the imposition of materially burdensome terms and conditions on, or the revocation or suspension of, any Gaming License.

(j)"Governmental Entity" means the United States, any state or other political subdivision thereof, and any other foreign or domestic entity exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any government authority, agency, department, corporation, board, commission, court, tribunal or instrumentality of the United States or any foreign entity, any state of the United States or any political subdivision of any of the foregoing.

(k)"Intellectual Property" means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice) and invention disclosures, all improvements thereto, and all patents, utility models and industrial designs and all applications for any of the foregoing, together with all reissuances, provisionals, continuations, continuations-in-part, divisionals, extensions, renewals and reexaminations thereof, (b) all trademarks, service marks, certification marks, trade dress, logos, slogans, trade names, corporate and business names, and other indicia of source, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith ("Trademarks"), (c) Internet domain names and rights of publicity and social media usernames, handles, and accounts; (d) all works of authorship, copyrightable works, all copyrights and rights in databases, and all applications, registrations, and renewals in connection therewith and all moral rights associated with any of the foregoing, (e) all mask works and design rights and all applications, registrations, and renewals in connection therewith, (f) all trade secrets and confidential business information (including confidential ideas, research and development, know- how, formulas, compositions, algorithms, source code, data analytics, manufacturing and

Annex A - Page 2

production processes and techniques, technical data and information, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), and (g) all rights in software.

(l)"Law" means any applicable United States or non-United States federal, provincial, state or local statute, common law, rule, regulation, ordinance, permit, license, order, writ, injunction, judgment, enforcement policy or decree of any Governmental Entity.

(m)"Person" means an individual, corporation, limited liability company, general partnership, limited partnership, voluntary association, joint stock company, business trust, joint venture, proprietorship, or other legal entity, however constituted.

(n)"Service Providing Affiliate" means any Affiliate of Service Provider who provides Services to Recipient under this Agreement, and only to the extent it is providing Services.

Annex A - Page 3

Annex B

DISPUTE RESOLUTION

(a)Except as otherwise provided herein, this Annex B shall apply to any dispute, controversy or claim arising under or related to this Agreement or the business or transactions contemplated by this Agreement (whether arising in contract, tort or otherwise, and whether arising at law or in equity), including (a) any dispute regarding the construction, interpretation, performance, validity or enforceability of any provision of this Agreement or whether any Person is in compliance with, or in breach of, any provision of this Agreement, and (b) the applicability of this Annex B to a particular dispute. Any dispute to which this Annex B applies is referred to herein as a "Dispute."

(b)The provisions of this Annex B shall be the exclusive method of resolving Disputes. Any Dispute, including any question concerning this Agreement's existence, validity or termination, shall be referred to and finally and exclusively resolved by an arbitration in accordance with the CPR Rules for Non-Administered Arbitration then in effect (the "Rules"), by a sole arbitrator. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1- 16, and a judgment upon the award rendered by the arbitrator may be entered in any of court having jurisdiction thereof. Within thirty (30) days after service of the arbitration notice upon the respondent, the Parties will attempt to agree upon the designation of the arbitrator. If, within that period, the Parties do not agree on the designation of the arbitrator, then CPR will appoint the arbitrator in accordance with its Rules. The arbitrator designated or appointed, as applicable, pursuant to this Annex B shall be referred to herein as the "Arbitrator."

(c)The place of arbitration shall be Chicago, Illinois, or such other location as the Parties may mutually agree.

(d)The language of the arbitration will be English.

(e)The non-prevailing Party in any arbitration shall be obligated to pay all costs and expenses related to such arbitration (including the fees and expenses charged by CPR and the Arbitrator and the reasonable attorneys' fees and out of pocket costs of the prevailing Party).

(f)It is the intent of the Parties that, barring extraordinary circumstances, the Arbitrator shall use its best efforts to render the arbitral award (the "Award") within sixty (60) days after his or her appointment. Notwithstanding the foregoing, the Parties may agree to extend this time or the Arbitrator may do so in its discretion if it determines that the interest of justice so requires. Failure to adhere to this time limit shall not be a basis for challenging the Award.

(g)Either Party may apply to the Arbitrator seeking injunctive relief until the Award is rendered or the controversy is otherwise resolved. Neither Party may apply for, and the Arbitrator may not award, punitive, incidental, consequential, special or indirect damages. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that Party, pending the Arbitrator's determination of the merits of the controversy.

Annex B - Page 1

Schedule 1
SERVICES

	Category		Description of Service

1.	Development	1.1	Development including assistance in new market
identification, negotiation, and execution on joint venture
agreements
2.	Government	2.1	Government Affairs functions including monitoring
	Affairs		legislative activity, supervision of contract lobbyists, and lobbying
3.	Legal and	3.1	Legal including contract review, negotiation, and
	Compliance		coordination on certain legal issues with respect to material corporate transactions
		3.2	Review and coordination of all corporate organizational
documents and matters
		3.3	Gaming regulatory assistance, including review and
coordination of all filings with gaming authorities and
coordination with gaming authorities on regulatory issues
		3.4	Compliance including consultation, completion of
applications, management of certain shared services, and
discussions with regulators
4.	Human	4.1	Human Resources including administrative assistance,
	Resources		onboarding, recruiting, online learning administration,
compliance audit requests, COBRA administration, and
employee issue resolution assistance
		4.2	Payroll including managing periodic payroll, funding
amounts, reporting, proper withholding, preparation of
employee time sheets, and timely filing of required forms
and documents
		4.3	Benefits including managing onboarding, leave
administration, benefit strategy, broker selection, and
general administration
5.	Finance and	5.1	Financial Reporting including monthly review of financial
	Accounting		statements, financial audit assistance, budget review and
accounting issue resolution
		5.2	Tax Accounting including strategy for corporate structure,
domestic and international structuring, review of tax returns, and tax estimates
		5.3	Procurement including general procurement of certain
products and services, including certain shared services
		5.4	Disbursements including general disbursement approval and
bank approvals

Schedule 1 - Page 1

	Category		Description of Service

		5.5	Treasury including management of bank relationships and
accounts
6.	IT	6.1	Information Technology including desktop support, general
IT administration, information security, and management of
certain shared services
7.	Insurance	7.1 Insurance brokerage and claims monitoring

Annex A - Page 2

EXHIBIT L

EXAMPLE PRO FORMA CALCULATIONS

(See attached)

EXHIBIT M

GP COMPANY LLCA

(See attached)

RSI GP, LLC

LIMITED LIABILITY COMPANY AGREEMENT

[•], 2020

THE UNITS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

LIMITED LIABILITY COMPANY AGREEMENT

OF

RSI GP, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement') of RSI GP, LLC (the "Company") is entered into as of [•], 2020, by and between the Company and dMY Technology Group, Inc., a Delaware corporation (the "Member").

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

GENERAL PROVISIONS; DEFINITIONS

1.1Formation. The Company has been organized as a Delaware limited liability company by the filing of a certificate of formation on [•], 2020 (the "Certificate") in accordance with the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq. (as amended from time to time, the "Act").

1.2Name. The name of the Company will be "RSI GP, LLC" or such other name or names as the Board may from time to time designate.

1.3Purpose. The Company's purpose shall be to carry on any activities which may lawfully be carried on by a limited liability company organized pursuant to the Act.

1.4Registered Office; Registered Agent; Place of Business. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Board may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Board may designate from time to time in the manner provided by law. The Company will maintain an office and principal place of business at such place or places inside or outside the State of Delaware as the Board may designate from time to time and all business and activities of the Company shall be deemed to have occurred at its principal office.

1.5Member; Membership Interests. The name and the mailing address of the Member and the limited liability company interests in the Company (the "Membership Interests") held by the Member are identified on Schedule I attached hereto. The Membership Interests shall be uncertificated.

1.6Capital Contributions. The Member shall not be required to make capital contributions to the Company.

1.7Liability of Member. Except as otherwise required by applicable law and as explicitly set forth in this Agreement, the Member shall not have any personal liability whatsoever in such Member's capacity as a member, whether to the Company, to the creditors of the Company or to any other third party, for the debts, liabilities, commitments or any other obligations of the Company or for any losses of the Company.

1.8Term. The Company shall continue until dissolved and terminated in accordance with

Article VI.

1.9Gaming Laws. The Company shall comply with all applicable Gaming Laws.

1.10Other Business Opportunities.

(a)Subject in all cases to the Amended and Restated Certificate of Incorporation of the Member (as amended, modified and supplemented from time to time), none of the Member or its Affiliates, officers, directors, employees, agents or other representatives (the Persons (as defined below) above being referred to, collectively, as "Identified Persons" and, individually, as an "Identified Person") shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in and possessing interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business in which the Company or any of its subsidiaries now engages or proposes to engage or (2) competing with the Company or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Company or its stockholders or to any Affiliate of the Company for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted from time to time by the laws of the State of Delaware, the Company hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Company or any of its Affiliates, except as provided in Section 1.10(b). Subject to Section 1.10(b), in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity or matter which may be a corporate or other business opportunity for itself, herself or himself and the Company or any of its, his or her Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty (fiduciary, contractual or otherwise) to communicate, present or offer such transaction or other business opportunity or matter to the Company or any of its subsidiaries or any stockholder, as the case may be, and, to the fullest extent permitted by law, shall not be liable to the Company or its stockholders or to any subsidiary of the Company for breach of any duty (fiduciary, contractual or otherwise) as a stockholder, director or officer of the Company solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person or does not present such opportunity to the Company or any of its subsidiaries or stockholders.

(b)The Company does not renounce its interest in any corporate opportunity offered to any member of the Member's Board of Directors who is not also an employee of the Member if such opportunity is expressly offered to such person solely and expressly in his or her capacity as a director or officer of the Member, such opportunity is one the Company is legally permitted to undertake and would otherwise be reasonable for the Company to pursue, in which case, the provisions of Section 1.10(a) shall not apply to any such corporate opportunity.

(c)In addition to and notwithstanding the foregoing provisions of this Section 1.10, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Company if it is a business opportunity that (i) the Company is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Company's business or is of no practical advantage to the Company, (iii) is one in which the Company has no interest or reasonable expectancy, or (iv) is one presented to any account for the benefit of a member of the Board or such member's Affiliate over which such member of the Board has no direct or indirect influence or control, including, but not limited to, a blind trust.

1.11Definitions. For purposes of this Agreement:

"Act" shall have the meaning given to such term in Section 1.1.

"Affiliate" of any particular Person means (i) any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract, or otherwise and (ii) if such Person (other than the Company) is a partnership (including limited partnership) or limited liability company or other entity, any partner or member thereof.

"Agreement" shall have the meaning given to such term in the Preamble.

"Board" means the Board of Managers of the Company established pursuant to

Section 3.2.

"Business Combination Agreement" means that certain Business Combination Agreement, dated as of July 27, 2020, by and among dMY Technology Group, Inc., a Delaware corporation, dMY Sponsor, LLC, a Delaware limited liability company (the "dMY Sponsor"), RSI, Rush Street Interactive GP, LLC, a Delaware limited liability company, in its capacity as the Sellers' Representative, and the other parties thereto (as amended, modified, supplemented or waived from time to time).

"Certificate" shall have the meaning given to such term in Section 1.1.

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

"Company" means RSI GP, LLC, a Delaware limited liability company formed pursuant to the Certificate and governed by this Agreement.

"Gaming" or "Gaming Activities" means the conduct of gaming and gambling activities, race books and sports pools, sports wagering, or the use of gaming devices, equipment and supplies in the operation of a casino, gambling simulcasting facility, card club or other similar enterprise, whether land- based or online, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, cashless wagering systems, mobile gaming systems, inter-casino linked systems, sports wagering systems, interactive or online gaming systems and related and associated equipment, supplies and systems.

"Gaming Authorities" means all international, national, foreign, domestic, federal, state, provincial, regional, local, tribal, municipal and other regulatory and licensing bodies, instrumentalities, departments, commissions, authorities, boards, officials, tribunals and agencies with authority over or responsibility for the regulation of Gaming within any Gaming Jurisdiction.

"Gaming Jurisdictions" means all jurisdictions, domestic and foreign, and their political subdivisions, in which Gaming Activities are or may be lawfully conducted, and in which or from which the Company or any of its Affiliates conducts, or reasonably expects to conduct, Gaming Activities which are subject to Gaming Laws.

"Gaming Laws" means all laws, statutes and ordinances pursuant to which any Gaming Authority possesses regulatory, permit and licensing authority over the conduct of Gaming Activities in which the Company or any of its Affiliates (including direct and indirect subsidiaries of the Member) engages, or the ownership or control of an equity interest in any such entity that conducts Gaming Activities, in any Gaming Jurisdiction, all orders, decrees, rules and regulations promulgated thereunder, all written and unwritten policies of the Gaming Authorities with respect to the foregoing and all written and unwritten interpretations by the Gaming Authorities of such laws, statutes, ordinances, orders, decrees, rules, regulations and policies.

"Gaming License" means all licenses, permits, approvals, authorizations, registrations, findings of suitability, qualifications, franchises and entitlements issued by any Gaming Authority necessary for the lawful conduct of activities under the Gaming Laws.

"Indemnified Person" shall have the meaning given to such term in Section 4.2.

"Manager" means an individual or entity on the Board that, for purposes of the Act, will be deemed a "manager" (as defined in the Act) and will be subject to the rights, obligations, limitations and duties set forth in this Agreement and, except to the extent expressly modified herein, the Act.

"Member" shall have the meaning given to such term in the Preamble.

"Officers" shall have the meaning given to such term in Section 3.5(d).

"Person" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation (whether or not for-profit), custodian, nominee or any other individual or entity in its own or any representative capacity.

"RSI" means Rush Street Interactive, LP, a Delaware limited partnership.

"Transfer" shall have the meaning given to such term in Section 5.1.

ARTICLE II

DISTRIBUTIONS; ALLOCATIONS

2.1Distributions. Distributions of cash or other assets of the Company shall be made to the Member at such times and in such amounts as the Board may determine. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or other applicable law.

ARTICLE III

MANAGEMENT

3.1Authority of Board.

(a)Sole Authority. Except for situations in which the approval of the Member is required by the express terms of this Agreement or any other agreement to which the Company may be bound, and subject to the provisions of this Section 3.1, (i) the Board shall conduct, direct and exercise full control over all activities of the Company (including all decisions relating to the issuance of additional Membership Interests and the issuance, voting and sale of, and the exercise of other rights with respect to, the equity securities of the Company's subsidiaries), (ii) all management powers over the business and affairs of the Company shall be exclusively vested in the Board, and (iii) the Board shall have the sole power to bind or take any action on behalf of the Company, or to exercise any rights and powers (including the rights and powers to take certain actions, give or withhold certain consents or approvals, or make certain determinations, opinions, judgments, or other decisions) granted to the Company under this Agreement or any other agreement, instrument, or other document to which the Company is a party.

3.2Composition of the Board.

(a)Number and Appointment. The Board initially shall consist of three (3) Managers. Thereafter, the number of Managers shall be established from time to time by the Member. The initial Managers shall be Neil Bluhm, Gregory Carlin and Richard Schwartz. Any Manager position to be filled by reason of an increase in the number of Managers or by any other reason shall be filled by RSI, subject in each case, to the receipt of any requisite Gaming Licenses and/or approvals from Gaming Authorities. Notwithstanding anything herein to the contrary, but subject to the last sentence of Section 3.2(b), each of Neil Bluhm (or one of his adult children) and Gregory Carlin shall be entitled to serve as Managers until they (or their Permitted Transferees, successors or assigns) (taken together) hold fewer Equity Interests (as such term is defined in the Business Combination Agreement) of dMY Technology Group, Inc. and RSI (taken collectively) than another shareholder or affiliated group of shareholders.

(b)Term. Each Manager appointed shall serve effective upon the Company's receipt of notice appointing such Manager (or at such later time or upon the happening of some event specified in such notice) from RSI (except that the Managers identified by name in Section 3.2(a) shall serve from the date of this Agreement) and until a successor is appointed in accordance with the terms hereof or his, her or its earlier resignation, death or removal in accordance with this Agreement. A Manager will be removed from the Board, with or without cause, only upon the written request of RSI. A Manager may resign at any time by delivering written notice to the Company. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Notwithstanding anything herein to the contrary, any Manager may be removed from his or her position as such upon a good faith finding of the Board that such director has a Gaming Problem that cannot be cured, in each case, pursuant to the terms of Section 8.1.

(c)Vacancies. Subject to the receipt of any requisite Gaming Licenses and/or approvals from Gaming Authorities, a vacancy on the Board because of resignation, death or removal of a Manager will be filled by RSI in its sole discretion. If RSI elects to not appoint a replacement Manager pursuant to the terms of this Section 3.2, the number of Managers that constitute the Board shall be automatically reduced, subject to future adjustment by the Member pursuant to Section 3.2(a).

(d)Reimbursement; Compensation. The Managers shall be entitled to be reimbursed for their direct out-of-pocket travel expenses incurred in the course of their attendance at Board meetings.

3.3Board Actions; Meetings. Each Manager shall have one vote on all matters submitted to the Board (whether the consideration of such matter is taken at a meeting, by written consent or otherwise) and unless another percentage is set forth herein or required by applicable law, any determination or action required to be taken by the Board shall be taken by a majority of the Managers then in office (through meetings of the Board or written consents pursuant to this Section 3.3). A majority of the Managers then in office shall constitute a quorum sufficient for conducting meetings and making decisions. The vote of a majority of Managers present at a meeting at which a quorum is present shall be the act of the Board. Regular meetings of the Board may be held on such date and at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called from time to time by any two Managers. Notice of each special meeting of the Board stating the date, place and time of such meeting shall be given to each Manager by hand, telephone, telecopy, overnight courier or the U.S. mail at least twenty-four (24) hours prior to any meeting of the Board. Notice may be waived before or after a meeting or by attendance without protest at such meeting. Any action to be taken by the Board may be taken at a meeting of the Board or by a written consent executed by Managers having not less than the minimum votes that would be necessary to authorize or take such action at a meeting. Prompt notice of the taking of any action by the Board without a meeting by less than unanimous consent will be given to those Managers who did not consent in writing to the action. Managers shall be entitled to participate in a meeting of the Board by means of telephone conference or similar communications equipment by which all Persons participating in the meeting can communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting. The Board may adopt such other procedures governing meetings and the conduct of business at such meetings as it shall deem appropriate.

3.4Delegation of Authority. Subject to obtaining and maintaining any Gaming Authority licensing requirements and approvals, the Board may, from time to time, delegate to one or more Persons (including any Member, Manager, officer or other authorized person of the Board) such authority and duties as the Board may deem advisable; provided that no Person shall be delegated the power to take any action that would violate the express terms of this Agreement. Any delegation pursuant to this Section 3.4 may be revoked at any time by the Board. The Board may not create or establish committees.

3.5Limitation of Liability.

(a)Duties of Managers and Officers; Limitation of Liability. Except as otherwise provided herein and to the maximum extent permitted by the Act, no present or former Manager or Officer nor any such Manager's or Officer's Affiliates, nor any of its or their respective employees, officers, managers/directors, direct or indirect equityholders, agents or representatives shall be liable to the Company or to the Member for any act or omission performed or omitted by such Person in its capacity as Manager or Officer; provided that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to such Person's gross negligence, willful misconduct or fraud, in each case as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). Each Manager and Officer shall be entitled to rely upon the advice of outside and in-house legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by such Manager or Officer in good faith reliance on such advice shall in no event subject such Manager or Officer or any of such Manager's or Officer's Affiliates, or any of its or their respective employees, officers, managers/directors, direct or indirect equityholders, agents or representatives to liability to the Company or the Member.

(b)Board Discretion. Whenever in this Agreement or any other agreement contemplated herein the Board is permitted or required to take any action or to make a decision or determination, each Manager shall take such action or make such decision or determination in such Manager's sole discretion, unless another standard is expressly set forth herein or therein. Whenever in this Agreement or any other agreement contemplated herein the Board is permitted or required to take any action or to make a decision or determination in its "sole discretion" or "discretion," with "complete discretion" or under a grant of similar authority or latitude, each Manager shall be entitled to consider such interests and factors as the Manager desires, so long as the Manager does not act in bad faith. Whenever in this Agreement or any other agreement contemplated herein the Board is permitted or required to take any action or to make a decision or determination in its "good faith" or under another express standard, each Manager shall act under such express standard and, to the extent permitted by applicable law, shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, and, notwithstanding anything contained herein to the contrary, so long as such Manager acts in good faith, the resolution, action or terms so made, taken or provided by the Board shall not constitute a breach of this Agreement or any other agreement contemplated herein or impose liability upon such Manager or any of such Manager's Affiliates, or any of its or their respective employees, officers, managers/directors, direct or indirect equityholders, agents or representatives. With respect to any action taken or decision or determination made by the Board, it shall be presumed that the Managers acted in good faith and in compliance with this Agreement and the Act and any Person bringing, pleading or prosecuting any claim with respect to any action taken or decision or determination made by the Board shall have the burden of overcoming such presumption; provided that, for the avoidance of doubt, this sentence shall not be deemed to increase or place any duty of care or loyalty on the Board or any Manager.

(c)Limitation of Duties. To the maximum extent permitted by applicable law, the Company and the Member each hereby waives any claim or cause of action against each Manager, Officer and the Member and each of their respective Affiliates, employees, officers, managers/directors, direct or indirect equityholders, agents and representatives (other than claims or causes of action against any such Person serving in his, her or its capacity as an officer, employee or service-provider of the Company or any of its subsidiaries) for any breach of any fiduciary duty to the Company or the Member or any of the Company's subsidiaries by any such Person, including as may result from any conflict of interest, including a conflict of interest between the Company or the Member or the Member's equity holders or any of the Company's subsidiaries and such Person or otherwise, any breach of loyalty or any breach of the duty of care; provided that, with respect to actions or omissions by a Manager or Officer, such waiver shall not apply to the extent the act or omission was attributable to such Manager's or Officer's gross negligence, willful misconduct or fraud, in each case as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). The Member acknowledges and agrees that in the event of any such conflict of interest, each such Person (in the absence of bad faith) may act in the best interests of such Person or its Affiliates, or any of its or their respective employees, officers, managers/directors, direct or indirect equityholders, agents and representatives. No Manager, Officer or Member (other than any Person serving as an officer, employee or service-provider of the Company or any of its subsidiaries) shall be obligated to give any consideration to any interest of or factors affecting the Company or any of its subsidiaries or the Member, or to recommend or take any action in its capacity as a Manager, Officer or Member that prefers the interests of the Company or any of its subsidiaries or the Member over the interests of such Person or its Affiliates, or any of its or their respective employees, officers, managers/directors, direct or indirect equityholders, agents or representatives, and each of the Company and the Member hereby waives the fiduciary duty, if any, of such Person to the Company and/or the Member, including in the event of any such conflict of interest or otherwise; provided that, with respect to actions or omissions by any Manager or Officer, such waiver shall not apply to the extent the act or omission was attributable to such Manager or Officer's gross negligence, willful misconduct or fraud, in each case as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). The provisions of this Agreement, to the extent that they restrict the duties (including fiduciary duties) and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the Company and the Member to replace such other duties and liabilities of such Indemnified Person. Except as expressly set forth herein or in another agreement between such Indemnified Person and the Company or any of its subsidiaries or Affiliates, to the fullest extent permitted by applicable law no Indemnified Person will have any fiduciary duties to the Company or the Member, and will otherwise not have any obligations other than such obligations as specifically provided by this Agreement or any such other agreement.

(d)Designation and Duties of Officers. Subject to obtaining and maintaining any Gaming Authority licensing requirements and approvals, the Board may from time to time designate individuals as officers of the Company ("Officers"), and any such Officers shall have such authority and perform such duties as the Board may from time to time delegate to them, including on behalf of or in respect of the Company, and shall serve at the will of the Board; provided that the Board shall immediately remove from office any Officer who has been determined by the Board to have or who may have a Gaming Problem. The initial officers of the Company are Neil Bluhm (Chairman), Gregory Carlin (Chief Executive Officer) and Richard Schwartz (President).

(e)Effect on Other Agreements. This Section 3.5 shall not in any way affect, limit or modify any Person's duties, liabilities or obligations under any employment agreement, consulting agreement, management services agreement, confidentiality agreement, non- competition agreement, non-solicitation agreement or any similar agreement with any Manager, Officer, the Company or any of their respective subsidiaries.

ARTICLE IV

EXCULPATION AND INDEMNIFICATION

4.1Exculpation. No present or former Officer or Manager shall be liable to any Manager, the Company or the Member for any loss suffered by the Company or the Member unless such loss is caused by such Person's gross negligence, willful misconduct or fraud, in each case, as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). Any Officer or Manager may consult with outside or in-house counsel and accountants and other experts, including financial advisors, in respect of Company affairs and, provided such Person acts in good faith reliance upon the advice or opinion of such counsel or accountants or other experts, such Person shall not be liable for any loss suffered by the Company or the Member in reliance thereon. The preceding sentence shall in no way limit any Person's right to rely on information to the extent provided in Section 18-406 of the Act. No Member, Manager or Officer of the Company shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Member, Manager or Officer of the Company or any combination of the foregoing.

4.2Right to Indemnification. The Company hereby agrees to indemnify and hold harmless any Person (each an "Indemnified Person") to the fullest extent permitted under the Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorney fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person's Affiliates) by reason of the fact that such Person is or was a Member or is or was serving as a Manager or Officer or is or was serving at the request of the Company or the Board as a managing member, sole member, manager, officer, director, principal or member of another corporation, partnership, joint venture, limited liability company, trust or other enterprise if, in each case, and unless otherwise determined by the Board in good faith, such Indemnified Person acted in good faith and in a manner the Person reasonably believed to be in or not opposed to the best interests of the Company or of such corporation, partnership, joint venture, limited liability company, trust or other enterprise and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Person's conduct was unlawful; provided that (A) unless the Board otherwise determines, no Person shall be entitled to indemnification hereunder with respect to a proceeding initiated by such Person or with respect to a proceeding between such Person or such Person's Affiliates (excluding, for purposes hereof, the Company's Member or any of its subsidiaries) on the one hand and the Company or any of its Affiliates on the other; and (B) no Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Person's or its Affiliates' (excluding, for purposes hereof, the Company's Member or any of its subsidiaries) present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates (excluding, for purposes hereof, the Company's Member and its subsidiaries), employees, agents or representatives contained herein or in any other agreement with the Company's Member or any of its subsidiaries. Expenses, including attorneys' fees and expenses, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company as incurred in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company. The rights granted pursuant to this Article IV shall be deemed contract rights and no amendment, modification or repeal of this Article IV shall have the effect of limiting or denying any such rights with respect to actions taken or proceedings arising prior to any amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Article IV could involve indemnification for negligence or under theories of strict liability.

4.3Nonexclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article IV shall not be exclusive of any other right which the Member, Manager, Officer or other Person indemnified pursuant to Section 4.2 may have or hereafter acquire under any law (common or statutory), provision of the Certificate or this Agreement, any other agreement or any resolution of the Member or vote of the Board or otherwise. Insurance. The Company may purchase and maintain insurance or cause its subsidiaries to purchase and maintain insurance, at its or their expense, to protect itself and any Person who is or was serving as a Manager, an Officer or an agent of the Company or is or was serving at the request of the Company or the Board as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under this Article IV.

4.4Limitation. Notwithstanding anything contained herein to the contrary (including in this Article IV), any indemnity by the Company relating to the matters covered in this Article IV shall be provided out of and to the extent of the Company's assets only and the Member (unless the Member otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall not have personal liability on account thereof or shall be required to make additional capital contributions to help satisfy such indemnity of the Company (except as expressly provided herein).

4.5Effect on Other Agreements and Member's Obligations. This Article IV shall not in any way affect, limit or modify the Member's liabilities or obligations under this Agreement or any Officer's or employee's liabilities or obligations under any employment agreement, consulting agreement, confidentiality agreement, noncompetition agreement, nonsolicitation agreement or any other agreement with the Company or any of its subsidiaries or Affiliates.

4.6Savings Clause. If this Article IV or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Manager, any Officer or any other Person indemnified pursuant to this Article IV to the fullest extent permitted by any applicable portion of this Article IV that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE V

TRANSFERS AND MEMBER RIGHTS

5.1Transfer of Membership Interests.

(a)Subject to receipt of the required prior approval of any applicable Gaming Authority, the Member may sell, assign, transfer or otherwise dispose of, whether voluntarily or involuntarily or by operation of law (a "Transfer"), all or any portion of its Membership Interests. If the Member transfers any of its interest in the Company pursuant to this Section 5.1, the transferee shall be admitted to the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement and such other documents and instruments as the Board determines to be necessary or appropriate. If the Member transfers all of its interests in the Company, such admission shall be deemed effective immediately, and immediately following such admission, the transferor Member shall cease to be a member of the Company. Upon assignment, the Board shall amend Schedule I without the further vote, act or consent of any other person to reflect such new person as a Member.

(b)The Company, the Member and each transferee of Membership Interests shall cooperate with any applicable Gaming Authority in respect of any suitability investigation (if so required). Any Transfer of Membership Interests shall be contingent upon the transferee being found suitable by any applicable Gaming Authority (if so required).

(c)The Member shall indemnify the Company for any losses or damages incurred as the result of any Transfer that does not meet the requirements of the applicable Gaming Laws. Notwithstanding anything in this Article V to the contrary, no Transfer of Membership Interests shall be permitted, and no transferee of Membership Interests shall be admitted to the Company as a Member:

(i)if, in the opinion of the Board, such Transfer or admission alone or in conjunction with one or more other transfers or admissions could or could reasonably be expected to (A) result in a violation of applicable legal requirements, including securities laws, Gaming Laws and Gaming Licenses, (B) result in (or could result in) a Gaming Problem, (C) be an event which would constitute a violation or breach (or, with the giving of notice or passage of time, would constitute a violation or breach) of any law, regulation, ordinance, agreement or instrument by which the Company, or any of its properties or assets, is bound or (D) require the Company to register under the Investment Company Act of 1940, as amended, and (ii) until such Transfer has been approved by all applicable Gaming Authorities. Without limiting the foregoing, any Transfer of Membership Interests hereunder is subject to and must be in compliance with all applicable Gaming Laws, including the receipt of all applicable Gaming Licenses and other approvals.

5.2Member Rights; Meetings.

(a)The Member shall not have any right, power or duty, including the right to approve or vote on any matter, except as expressly required by the Act or other applicable law or as expressly provided for hereunder.

(b)Any action required or permitted to be taken by the Member shall be taken without a meeting by written consent. Every written consent of the Member shall bear the date and signature of the Member.

5.3Additional Members. Subject to obtaining and maintaining any Gaming Authority licensing requirements and approvals, the Board shall have the sole right to admit additional Members upon such terms and conditions and at such time or times as the Board shall in its sole discretion determine, with the prior written consent of the Member. In order to be admitted as a member of the Company, such person shall deliver to the Company an instrument signifying its agreement to be bound by the terms and conditions of this Agreement and such other documents and instruments as the Board determines to be necessary or appropriate. Upon admission, the Board shall amend Schedule I without the further vote, act or consent of any other person to reflect such new person as a Member.

5.4Withdrawal of Member. dMY Technology Group, Inc. shall not withdraw as the Member of the Company unless such withdrawal is authorized by the Board, and prior to or concurrently with any such withdrawal, the Board shall cause this Agreement to be amended or amended and restated to admit a replacement Member, in each case on terms authorized by the Board and subject to obtaining and maintaining any Gaming Authority licensing requirements and approvals.

ARTICLE VI

DURATION

6.1Duration. Subject to Section 6.2 of this Agreement, the Company shall be dissolved and its affairs wound up and terminated upon the first to occur of the following:

(a)The determination of the Board to dissolve the Company; or

(b)The entry of a decree of judicial dissolution under Section 18-802 of the Act.

Except as otherwise set forth in this Article VI, the Member intends for the Company to have perpetual existence. No other event (including an event described in Section 18-801(4) of the Act) will cause the Company to dissolve.

6.2Continuation of the Company. The withdrawal of dMY Technology Group, Inc. as the Member shall not dissolve the Company if, within ninety (90) days after the occurrence of such withdrawal, a new Member is admitted to the Company pursuant to Article V and the business of the Company is continued by the agreement of such Member.

6.3Winding Up. Upon dissolution of the Company, the Company shall be liquidated in an orderly manner. The Board shall be the liquidator pursuant to this Agreement and shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense. The steps to be accomplished by the liquidator are as follows:

(a)First, the liquidator shall satisfy all of the Company's debts and liabilities to creditors other than the Member (whether by payment or the reasonable provision for payment thereof);

(b)Second, the liquidator shall satisfy all of the Company's debts and liabilities to the Member (whether by payment or the reasonable provision for payment thereof); and

(c)Third, all remaining assets shall be distributed to the Member.

6.4Termination. The Company shall terminate when all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Member in the manner provided for in this Article VI, and the Certificate shall have been canceled in the manner required by the Act.

ARTICLE VII

BOOKS OF ACCOUNT; RECORDS

7.1Books. The Board will maintain, on behalf of the Company, complete and accurate books of account of the Company's affairs at the Company's principal office or, subject to the provisions of the Delaware Act and applicable Gaming Laws, at such other place as the Board may from time to time determine, which books will be open to inspection by the Member (or its authorized representative) at any time during ordinary business hours and shall be maintained in accordance with the Act.

7.2Fiscal Year. The fiscal year of the Company shall be as determined by the Board.

ARTICLE VIII

MISCELLANEOUS

8.1Gaming Problems.

(a)Definitions. When used in this Section 8.1, the following terms have the following meanings:

(i)"Gaming Problem" means, a determination by the Board that a "Gaming Problem" exists following the occurrence of any of the following: (i) a communication from a Gaming Authority that the Company or any Gaming Related Person does not satisfy any suitability, eligibility or other qualification criteria pursuant to any applicable Gaming Laws with respect to a Gaming License, including any character or suitability criteria thereunder; (ii) a communication from a Gaming Authority that a Gaming Related Person must divest itself of any interest in, as applicable, or disassociate from, the Company or its Affiliates; or (iii) circumstances such that any Gaming Related Person is deemed likely, in the reasonable discretion of the Board based on verifiable information received from any Gaming Authority or otherwise, to preclude or materially delay, impede or impair the ability of the Company, the Member and/or its Affiliates or any Gaming Related Person of the foregoing to obtain, maintain or renew a Gaming License, or such as may result in the imposition of materially burdensome terms and conditions on, or the revocation or suspension of, such a Gaming License. For the avoidance of doubt, the imposition of monetary fines by a Gaming Authority will not generally constitute a "Gaming Problem" unless accompanied by one of the three factors set forth in the preceding sentence.

(ii)"Gaming Related Person" means a Manager, the Member or, with respect to the Member, any other Person whose relationship with the member may result in the Gaming Authorities determining that there is or may be a Gaming Problem.

(iii)Gaming Problem; Compliance with Gaming Laws. In the event that any Manager or the Member (or a Gaming Related Person of the Member) experiences a Gaming Problem, such Manager or the Member shall promptly notify the Board of the relevant details and take all actions necessary or advisable to eliminate, terminate, discontinue or otherwise cure the Gaming Problem, including: (i) terminating the relationship with any Person giving rise to the Gaming Problem, (ii) with respect to the Member, effecting the Transfer of its Membership Interests as permitted hereunder, including to a blind trust (if approved by the Board and then by the relevant Gaming Authority), and (iii) taking all other actions as may be necessary or appropriate to remedy the Gaming Problem. Notwithstanding anything contained herein to the contrary, all Transfers or redemptions of Membership Interests shall be subject to compliance with all applicable requirements of all Gaming Laws, including any right of prior approval, review and/or filing thereunder. If any Gaming Authority requires the implementation of another mechanism or terms for any Transfers or redemptions of Membership Interests that are inconsistent with Article V of this Agreement, the terms required by such Gaming Authority will control and the applicable provisions of this Agreement will be deemed modified by the Board (without the consent of the Member) in a manner consistent with such requirements, and the Board shall have authority to implement such modifications (without the consent of the Member) at its discretion.

(b)Gaming Problem Withdrawal. Notwithstanding Section 5.4, in the event that the Board determines that a Gaming Problem exists with respect to the Member (or a Gaming Related Person of the Member), and the Member has not eliminated, terminated, discontinued or otherwise cured such Gaming Problem by the earlier of (i) any deadline imposed by the relevant Gaming Authority and/or the Board or (ii) sixty (60) days after the Member received notice of such Gaming Problem, then the Member shall be deemed to be a withdrawing Member hereunder.

(c)Severability. If any provision of this Section 8.1 or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Section 8.1.

8.2Amendments. This Agreement may be amended or modified and any provision hereof may be waived only by the Member. If any Gaming Authority with jurisdiction over the Company or its operations, objects to or proposes the modification of, any portion of this Agreement, the Member and the Company shall negotiate in good faith to reach a mutually agreeable accommodation to address such objections or proposed modifications.

8.3Successors. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding upon the Member and its respective legal representatives, heirs, successors and assigns.

8.4Governing Law; Venue; Severability. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware excluding any conflict-of-laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction. In the event of a direct conflict between the provisions of this Agreement and any provision of the Certificate or any mandatory provision of the Act, the applicable provision of the Certificate or the Act shall control. Subject to Section 8.6 and unless the Company otherwise consents in writing to the selection of an alternate forum, any dispute relating hereto shall be heard solely and exclusively in the state or federal courts of Delaware, and each party or Member consents and agrees to jurisdiction and venue therein and not to contest jurisdiction or move for forum non conveniens or otherwise dispute the forum. Notwithstanding the foregoing, any person may be bring an action (i) to enforce a judgment or order from a state or federal court of Delaware in any court with jurisdiction over the person against whom such judgment or order is being enforced and (ii) for specific performance or injunctive relief in any court with jurisdiction over the person against whom such equitable relief is sought. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8.5Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given only (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid) provided that confirmation of delivery is received, (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile (provided that a confirmation copy is sent via reputable overnight courier service for delivery within two (2) business days thereafter), or (iv) five (5) business days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid), in each case to the addresses or telecopy numbers as have been supplied in writing to the Company.

8.6MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.7Complete Agreement; Headings; Construction; Counterparts. This Agreement terminates and supersedes all other agreements concerning the subject matter hereof previously entered into among any of the parties. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in either the masculine, feminine or the neuter gender shall include the masculine, the feminine and the neuter. All references to Articles and Sections refer to articles and sections of this Agreement. Reference in this Agreement to "including," "includes" and "include" shall be deemed to be followed by the words "without limitation." This Agreement may be executed and delivered by each party hereto in separate counterparts (including by means of facsimile or electronic transmission in portable document format), each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement.

8.8Partition; Appraisal Rights. The Member waives, until termination of the Company, any and all rights that it may have to maintain an action for partition of the Company's property. Section 18- 210 of the Act (entitled "Contractual Appraisal Rights") shall not apply or be incorporated into this Agreement and the Member hereby expressly waives all rights under Section 18-210 of the Act.

8.9Third Party Beneficiary. Notwithstanding anything herein to the contrary, the Company and the Member acknowledge and agree that RSI is an express third party beneficiary of this Agreement and may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) Section 3.2 and Section 5.3 as if RSI were directly a party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Limited Liability Company Agreement as of the date first written above.

THE COMPANY

RSI GP, LLC

By:

Name: Neil Bluhm

Its: President

Signature Page to LLC Agreement of RSI GP, LLC

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Limited Liability Company Agreement as of the date first written above.

MEMBER

DMY TECHNOLOGY GROUP, INC.

By:

Name:

Title:

Signature Page to LLC Agreement of RSI GP, LLC

Schedule I
Members

Member	Membership Interest
dMY Technology Group, Inc.
c/o dMY Sponsor, LLC	100%
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
Attention: [•]
Email: [•]

Signature Page to LLC Agreement of RSI GP, LLC

Exhibit 10.1

AMENDMENT TO SPONSOR LETTER AND FOUNDER HOLDERS’ REPRESENTATIVE APPOINTMENT

This Amendment to that certain letter agreement, dated February 20, 2020, by and among dMY Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), dMY Technology, Inc., a Delaware corporation (the “Company”), and each of the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team (each, an “Insider” and collectively, the “Insiders,” and together with the Sponsor and the Company, the “Parties”) (the “Original Sponsor Letter”) and Founder Holders’ Representative Appointment (this “Amendment and Agreement”), dated as of July 27, 2020, is entered into by and among the Sponsor, the Company, the Insiders, the Sellers’ Representative and the Target. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Original Sponsor Letter.

WHEREAS, this Amendment and Agreement is being delivered in connection with the Business Combination Agreement (as defined in Section 1(a) of this Amendment and Agreement) pursuant to which the Company will effectuate a business combination with the Target, on the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Section 13 of the Original Sponsor Letter, the Original Sponsor Letter may be amended by an instrument in writing and signed by the Parties; and

WHEREAS, in order to induce the Company, the Target, the Sellers and the Sellers’ Representative to enter into the Business Combination Agreement, the Parties wish to amend the Original Sponsor Letter on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment and Agreement, and the mutual promises contained in this Amendment and Agreement, and intending to be legally bound thereby, the Parties agree as follows:

1.	Certain Amendments to the Original Sponsor Letter. The Original Sponsor Letter is hereby amended as follows:

(a)	The below shall be added as Section 21 immediately following the existing Section 20:

“21. Waiver of Anti-Dilution Rights. Section 4.3(b)(i) of the Charter provides that each share of Class B Common Stock of the Company, par value $0.0001 per share (the “Class B Common Stock”), shall automatically convert into one share of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically concurrently with or immediately following the closing of the Business Combination, and Section 4.3(b)(ii) of the Charter provides that the Initial Conversion Ratio shall be adjusted (the “Adjustment”) in the event that additional shares of Class A Common Stock or equity-linked securities are issued or deemed issued in excess of the amounts offered in the Company’s initial public offering of securities and related to or in connection with the closing of the initial Business Combination such that the Sponsor and the Insiders shall continue to own 25% of the issued and outstanding shares of Class A Common Stock after giving effect to such issuance. As of and conditioned upon the Closing (as such term is defined in the Business Combination Agreement), the Sponsor and each Insider hereby irrevocably relinquishes and waives any and all rights the Sponsor and each Insider has or will have under Section 4.3(b)(ii) of the Charter to receive shares of Class A Common Stock in excess of the number issuable at the Initial Conversion Ratio upon conversion of the existing Class B Common Stock held by him, her or it, as applicable, in connection with the Closing (as defined in the Business Combination Agreement) as a result of any Adjustment, and, as a result, the shares of Class B

Common Stock shall convert into shares of Class A Common Stock (or such equivalent security) at Closing (as defined in the Business Combination Agreement) on a one-for-one basis such that, as a result of such conversion, all outstanding shares of Class B Common Stock shall collectively convert into 5,750,000 shares of Class A Common Stock, a portion of which shall be subject to earnout in accordance with the Business Combination Agreement and a portion of which shall be subject to forfeiture in accordance with the Founder Holders Forfeiture Agreement (as defined in the Business Combination Agreement). When used herein, “Business Combination Agreement” means that certain Business Combination Agreement, dated as of July 27, 2020, by and among the Company, the Sponsor, Rush Street Interactive, LP, a Delaware limited partnership (the “Target”), the sellers set forth on the signatures pages thereto (collectively, the “Sellers”), and Rush Street Interactive GP, LLC, in its capacity as the Sellers’ Representative thereunder (the “Sellers’ Representative”), as the same may be amended modified, supplemented or waived from time to time.”

(b)	Section 15 of the Original Sponsor Letter is hereby replaced in its entirety with the following:

“Except as set forth in the last sentence of this Section 15, nothing in this Letter Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto any right, remedy or claim under or by reason of this Letter Agreement or any covenant, condition, stipulation, promise or agreement hereof. Except as set forth in the last sentence of this Section 15, all covenants, conditions, stipulations, promises and agreements contained in this Letter Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and assigns and permitted transferees. Notwithstanding anything to the contrary contained herein, each of the Target and the Sellers’ Representative is an express third party beneficiary of this Letter Agreement and may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the provisions set forth in this Letter Agreement as though directly party hereto and thereto; provided that, to the extent the Business Combination Agreement is terminated for any reason, the Target and the Sellers’ Representative shall no longer be a third party beneficiary of this Letter Agreement for any purposes and shall have no right to directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) any of the provisions set forth in this Letter Agreement in any respects.”

2.

Enforcement Rights. Notwithstanding anything herein to the contrary, but without limiting the last sentence of Section 1(b) of this Amendment and Agreement, the Sponsor and each Insider acknowledges and agrees that each of the Target and the Sellers’ Representative may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the provisions set forth in this Amendment and Agreement.

3.	Founder Holders’ Representative.

(a)

Each of Darla Anderson, Francesca Luthi, and Charles E. Wert (the “dMY Directors”) hereby appoints the Sponsor as agent and attorney in fact for and on behalf of such dMY Director (the Sponsor, in such capacity, the “Founder Holders’ Representative”) to (i) interpret the terms and provisions of Section 2.8 of the that certain Business Combination Agreement, dated as of July 27, 2020, by and among the Company, the Sponsor, Rush Street Interactive, LP, a Delaware limited partnership (the “Target”), the sellers set forth on the signatures pages thereto (collectively, the “Sellers”), and Rush Street Interactive GP, LLC, in its capacity as the Sellers’ Representative thereunder (the “Sellers’ Representative”) (as the same may be amended modified, supplemented or waived from time to time, the “Business Combination Agreement”), and related provisions of

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the Business Combination Agreement, (ii) execute, deliver and receive deliveries of all agreements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with Section 2.8 of the Business Combination Agreement, the related provisions of the Business Combination Agreement and the consummation of the transactions contemplated thereby, (iii) receive service of process in connection with any claims arising out of Section 2.8 of the Business Combination Agreement and the related provisions of the Business Combination Agreement, (iv) agree to, negotiate, enter into settlements and compromises of, assume the defense of any Proceedings, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such Proceedings, and to take all actions necessary or appropriate in the judgment of the Founder Holders’ Representative for the accomplishment of the foregoing, (v) give and receive notices and communications, (vi) make any determinations and settle any matters related to any Tax matters pursuant to the matters contemplated by Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, (vii) administer, pay out, deduct, hold back or redirect any funds (including any Earnout Shares or Earnout Company Units), which may be payable or distributable to any dMY Directors pursuant to the terms of Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement for, (A) any amount that may be payable by the dMY Directors pursuant to Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, or (B) any costs, fees, expenses and other liabilities incurred by the Founder Holders’ Representative, acting in such capacity, in connection with Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, and (viii) take all actions necessary or appropriate in the judgment of the Founder Holders’ Representative on behalf of the dMY Directors in connection with Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement.

(b)

The Founder Holders’ Representative, or any successor hereafter appointed, may resign at any time by written notice to the Buyer, the Sellers’ Representative, the Target, and the dMY Directors. Any change in the Founder Holders’ Representative will become effective upon notice to the Buyer, the Sellers’ Representative, the Target and the dMY Directors in accordance with this Section 3. The Founder Holders’ Representative so designated must be reasonably acceptable to the Buyer, the Sellers’ Representative and the Target, except that the Buyer, the Sellers’ Representative and the Target hereby agree that, subject to the dMY Directors providing prior written notice to the Buyer, the Sellers’ Representative and the Target, any dMY Director will be acceptable to the Buyer, the Sellers’ Representative and the Target as a successor Founder Holders’ Representative. All power, authority, rights and privileges conferred in this Section 3 to the Founder Holders’ Representative will apply to any successor Founder Holders’ Representative.

(c)

The Founder Holders’ Representative will not be liable for any act done or omitted under this Section 3, Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement as Founder Holders’ Representative while acting in good faith, and any act taken or omitted to be taken pursuant to the advice of counsel will be conclusive evidence of such good faith. The Buyer, the Sellers’ Representative and the Target each agree that it will not look to the assets of the Founder Holders’ Representative, acting in such capacity, for the satisfaction of any obligations to be performed by the dMY Directors, as the case may be. In performing any of its duties under this Section 3, Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, the Founder Holders’ Representative will not be liable to the dMY Directors for any losses that any such Person

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(as defined in the Business Combination Agreement) may incur as a result of any act, or failure to act, by the Founder Holders’ Representative under this Section 3, Section 2.8 of the Business Combination Agreement or any related provisions of the Business Combination Agreement, and the Founder Holders’ Representative will be indemnified and held harmless by the dMY Directors for all losses, except to the extent that the actions or omissions of the Founder Holders’ Representative constituted fraud, gross negligence or willful misconduct. The limitation of liability provisions of this Section 3(c) will survive the termination of this Amendment and Agreement or the Business Combination Agreement and the resignation of the Founder Holders’ Representative.

(d)

The Buyer, Sellers’ Representative and the Target shall be entitled to rely exclusively upon any notices and other acts of the Founder Holders’ Representative relating to the dMY Directors’ rights and obligations under Section 2.8 of the Business Combination Agreement and any related provisions of the Business Combination Agreement as being legally binding acts of each dMY Director individually and collectively. The grant of authority providing for in this Section 3 (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any dMY Director and (ii) shall survive the Closing (as defined in the Business Combination Agreement).

4.

Effect of Amendment. The provisions of the Original Sponsor Letter, as amended by this Amendment and Agreement, remain in full force and effect. From and after the date hereof, references to “this Letter Agreement” in the Original Sponsor Letter shall be deemed references to the Original Sponsor Letter, as amended by this Amendment and Agreement. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, in the event the Business Combination Agreement is terminated pursuant to Article X thereof for any reason, this Amendment and Agreement shall automatically terminate and cease to be of further force and effect.

5.

Entire Agreement. This Amendment and Agreement and the Original Sponsor Letter, as amended pursuant to this Amendment and Agreement, and the Business Combination Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

6.

Miscellaneous. Sections 16, 17 and 18 of the Original Sponsor Letter are hereby incorporated by reference and shall apply mutatis mutandis as if set forth at length herein. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Amendment and Agreement.

* * * * *

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to sponsor letter and Founder Holders’ Representative Appointment to be duly executed as of the day and year first above written.

DMY SPONSOR, LLC

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Managing Director

/s/ Niccolo de Masi
Niccolo de Masi

/s/ Harry L. You
Harry L. You

/s/ Darla Anderson
Darla Anderson

/s/ Francesca Luthi
Francesca Luthi

/s/ Charles E. Wert
Charles E. Wert

[Signature Page to Amendment to Sponsor Letter and Founder Holders’ Representative Appointment]

Acknowledged and agreed:

DMY TECHNOLOGY GROUP, INC.

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

[Signature Page to Amendment to Sponsor Letter and Founder Holders’ Representative Appointment]

Acknowledged and Agreed:

SELLERS’ REPRESENTATIVE:

RUSH STREET INTERACTIVE GP, LLC

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Chief Executive Officer

TARGET:

RUSH STREET INTERACTIVE, LP

By:	Rush Street Interactive GP, LLC
Title:	General Partner

By:	/s/ Gregory Carlin
Name:	Gregory Carlin
Title:	Chief Executive Officer

[Signature Page to Amendment to Sponsor Letter and Founder Holders’ Representative Appointment]

Exhibit 10.2

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on July 27, 2020, by and among dMY Technology Group, Inc., a Delaware corporation (the “Company”), and each of the undersigned subscribers (each a “Subscriber”).

WHEREAS, concurrently with the execution of this Subscription Agreement, the Company is entering into a definitive agreement with Rush Street Interactive, LP, a Delaware limited partnership (“RSI”), and the other parties thereto, providing for the combination of the Company and RSI (the “Transaction Agreement” and the transactions contemplated by the Transaction Agreement, the “Transaction”);

WHEREAS, in connection with the Transaction, each Subscriber, severally and not jointly, desires to subscribe for and purchase from the Company, immediately prior to the consummation of the Transaction, that number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on its respective signature page hereto (the “Subscribed Shares”) for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company; and

WHEREAS, on or about the date of this Subscription Agreement, the Company is entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such investors have agreed to purchase on the closing date of the Transaction, inclusive of the Subscribed Shares, an aggregate amount of up to 16,043,002, shares of Class A Common Stock, at the Per Share Price (the “Other Subscribed Shares” and together with the Subscribed Shares, the “Collective Subscribed Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.    Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, the Subscribed Shares (such subscription and issuance, the “Subscription”).

Section 2.    Closing.

(a)    The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the closing date of the Transaction (the “Closing Date”), immediately prior to or substantially concurrent with the consummation of the Transaction.

(b)    At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company. On

1

the Closing Date, Subscriber shall deliver the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice and deliver to the Company such information as is reasonably requested in the Closing Notice in order for the Company to issue the Subscribed Shares to Subscriber, including, without limitation, the legal name of the person or entity in whose name the Subscriber Shares are to be issued. At the Closing, upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 2 and prior to the release of the Purchase Price by the Subscriber, the Company shall deliver to Subscriber (i) the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions), and (ii) written notice from the Company’s transfer agent evidencing the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date; provided that, (x) if such book entry is made prior to the Company’s receipt of the Purchase Price from such Subscriber and (y) such Purchase Price is not received by the Company on the Closing Date, then without limiting any rights of any party under this Agreement, the Company may, without any action of Subscriber, cause such book entries to be automatically cancelled, void and of no further force and effect. In the event that the consummation of the Transaction does not occur within one (1) Business Day of the Closing Date specified in the Closing Notice, the Company shall promptly (but in no event later than two (2) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to the Company by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 6 herein. Subscriber shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

(c)    The Closing shall be subject to the satisfaction or valid waiver by the Company, on the one hand, or Subscriber, on the other, of the conditions that, on the Closing Date:

(i)

the Subscribed Shares shall have been approved for listing on The New York Stock Exchange (the “Stock Exchange”) subject to notice of issuance thereof, and no suspension of the qualification of the Subscribed Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)

(A) all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement, including the approval of the Company’s stockholders, shall have been satisfied (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction pursuant to the Transaction Agreement) or waived, provided such waiver does not materially adversely affect the economic benefits that the Subscriber would reasonably expect to receive under this Subscription Agreement (B) no

2

amendment or modification of the Transaction Agreement (as the same exists on the date hereof as provided to the Subscriber) shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that the Subscriber would reasonably expect to receive under this Subscription Agreement without having received Subscriber’s prior written consent (not to be unreasonably withheld, conditioned or delayed) and (C) and the closing of the Transaction shall be scheduled to occur concurrently with or immediately following the Closing; and

(iii)

no governmental authority (including, but not limited to, any gaming authority) shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(d)    The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

(i)

all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date;

(ii)

Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iii)

if required by applicable gaming laws, rules, regulations, orders, policies or procedures, Subscriber shall have been found suitable by such gaming authorities and there shall be no pending or threatened investigations, reviews or adjudications of Subscriber or its affiliates or their respective employees, directors, officers or owners by any governmental authorities under applicable gaming laws the results of which could reasonably be expected to result in the denial, revocation, limitation or suspension of a gaming license with respect to the Company or RSI or their respective affiliates.

(e)    The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Closing Date:

(i)

all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which

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representations and warranties shall be true in all respects) at and as of the Closing Date;

(ii)

the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)

there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially economically benefits the Other Subscribers thereunder unless the Subscriber has been offered substantially the same benefits; and

(iv)

assuming funding by Subscriber of the full Purchase Price hereunder, the Company shall have received aggregate gross proceeds of not less than $100 million from the sale of the Collective Subscribed Shares pursuant to the Subscription Agreements.

(f)    Prior to or at the Closing, Subscriber shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

Section 3.    Company Representations and Warranties. The Company represents and warrants to Subscriber that:

(a)    The Company (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company and its subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares.

(b)    The Subscribed Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights created under the Company’s organizational documents or the laws of its jurisdiction of incorporation.

(c)    This Subscription Agreement has been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such

4

enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d)    Assuming the accuracy of the representations and warranties of Subscriber, the execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.

(e)    Assuming the accuracy of the representations and warranties of Subscriber, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Stock Exchange) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) filings required by applicable state securities laws, (ii) filings required by applicable gaming laws, (iii) the filing of the Registration Statement pursuant to Section 5 below, (iv) the filing of a Notice of Exempt Offering of Securities on Form D with the United States Securities and Exchange Commission (“SEC”) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (v) those required by the Stock Exchange, including with respect to obtaining stockholder approval, (vi) those required to consummate the Transaction as provided under the Transaction Agreement, (vii) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (viii) the failure of which to obtain would not be reasonably likely to have a Company Material Adverse Effect.

(f)    As of their respective dates, all reports required to be filed by the Company with the SEC (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission

5

since its inception. There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Reports.

(g)    As of the date hereof and immediately prior to the Closing and the consummation of the Transaction, the authorized capital stock of the Company consists and will consist of 400,000,000 shares of common stock, par value of $0.0001 per share (“Common Stock”), including 380,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock, par value of $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Shares”). As of the date hereof and immediately prior to the Closing and prior to giving effect to any of the Transactions contemplated by the Transaction Agreement: (i) 23,000,000 shares of Class A Common Stock, 5,750,000 shares of Class B Common Stock and no Preferred Shares are and will be issued and outstanding; (ii) 18,100,000 warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share (“Warrants”), are and will be issued and outstanding, including 6,600,000 private placement warrants; and (iii) no shares of Class A Common Stock are or will be subject to issuance upon exercise of outstanding options. No Warrants are exercisable on or prior to the Closing.

(h)    All (i) issued and outstanding Class A Common Stock has been duly authorized and validly issued, is fully paid and non-assessable and is not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to (i) the Other Subscription Agreements, or (ii) the Transaction Agreement (including the exhibits and schedules thereto), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Class A Common Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than (A) the letter agreements entered into by the Company in connection with the Company’s initial public offering on February 20, 2020, pursuant to which the Company’s sponsor and the Company’s executive officers and independent directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction, and (B) as contemplated by the Transaction Agreement.

(i)    There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of (i) the Subscribed Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement.

(j)    Except for such matters as have not had and would not be reasonably likely to have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

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(k)    Except for such matters as have not had and would not be reasonably likely to have a Company Material Adverse Effect, the Company, RSI and their respective affiliates have, or will have at Closing, all required gaming licenses and the Company has not, and to its knowledge RSI has not, received written notice of any denial, revocation, limitation or suspension of a gaming license with respect to the Company or RSI or their respective affiliates.

(l)    The issued and outstanding shares of Class A Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the Stock Exchange under the symbol “DMYT”. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Stock Exchange or the SEC with respect to any intention by such entity to deregister the shares of Class A Common Stock or prohibit or terminate the listing of the shares of Common Stock on the Stock Exchange. The Company has taken no action that is designed to terminate the registration of the shares of Class A Common Stock under the Exchange Act.

(m)    Upon consummation of the Transaction, the issued and outstanding shares of Class A Common Stock (excluding, for the avoidance of doubt, the Subscribed Shares) will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the Stock Exchange, or another U.S. national securities exchange.

(n)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Shares by the Company to Subscriber.

(o)    Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares.

(p)    Except for the Placement Agent, no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

(q)    Other than the Other Subscription Agreements and the Transaction Agreement, the Company has not entered into any side letter or similar agreement with any subscriber in connection with such subscriber’s direct or indirect investment in the Company or with any other investor, and such Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement.

Section 4.    Subscriber Representations and Warranties. Subscriber represents and warrants to the Company that:

(a)    Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b)    This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this

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Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c)    The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

(d)    Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Annex A, (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares.

(e)    Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. Subscriber understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

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(f)    Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Company, any other party to the Transaction or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Subscription Agreement. Subscriber acknowledges that certain information provided by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(g)    In making its decision to purchase the Subscribed Shares, Subscriber has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to the Company and the Transaction (including RSI and its subsidiaries (collectively, the “Acquired Companies”)). Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares. Subscriber acknowledges and agrees that neither Needham & Company, LLC, acting as placement agent to the Company (the “Placement Agent”), nor any affiliate of the Placement Agent has provided Subscriber with any information or advice with respect to the Subscribed Shares nor is such information or advice necessary or desired. Neither the Placement Agent nor any of its affiliates has made or makes any representation as to the Company or the Acquired Companies or the quality or value of the Subscribed Shares and the Placement Agent and any of its respective affiliates may have acquired non-public information with respect to the Company or the Acquired Companies which Subscriber agrees need not be provided to it. In connection with the issuance of the Subscribed Shares to Subscriber, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to Subscriber.

(h)    Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and the Company and/or RSI, or their respective affiliates, or by means of contact from the Placement Agent and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and the Company and/or RSI, or their respective affiliates. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(i)    Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has

9

sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision.

(j)    Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(k)    Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

(l)    Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived.

(m)    Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof such Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Company. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Shares covered by this Agreement.

(n)     Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Subscriber with the SEC with respect to the beneficial ownership of the Company’s common stock, Subscriber is not currently (and at all times through

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Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(o)    No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder.

(p)    If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that, to its knowledge, neither the Company, nor any of its respective affiliates that the Company has disclosed to Subscriber for purposes of determining compliance with this section (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares.

(q)    Subscriber at the Closing will have sufficient funds to pay the Purchase Price pursuant to Section 2.

(r)    No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

(s)    Subscriber agrees that, notwithstanding Section 8(i), the Placement Agent and RSI may rely upon the representations and warranties made by Subscriber to the Company in this Subscription Agreement.

Section 5.    Registration of Subscribed Shares.

(a)    The Company agrees that, prior to the Closing Date, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Subscribed Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective upon the Closing, but no later than sixty (60) calendar days following the Closing Date (the “Effectiveness Deadline”), provided, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the

11

Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC. The Company will use its commercially reasonable efforts to provide a draft of the Registration Statement to the undersigned for review (but not comment) at least two (2) business days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subscribed Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Subscribed Shares which is equal to the maximum number of Subscribed Shares as is permitted by the SEC. In such event, the number of Subscribed Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber until the earlier of (i) three (3) years from the issuance of the Subscribed Shares, (ii) the date on which all of the Subscribed Shares shall have been sold, or (iii) on the first date on which the undersigned can sell all of its Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(2) (or Rule 144(i)(2), if applicable) without limitation as to the manner of sale or the amount of such securities that may be sold. For as long as the Registration Statement shall remain effective pursuant to the immediately preceding sentence, the Company will use commercially reasonable efforts to provide all customary and reasonable cooperation necessary to enable the undersigned to resell the Subscribed Shares pursuant to the Registration Statement and update or amend the Registration Statement as necessary to include the Subscribed Shares. Until the undersigned ceases to hold Subscribed Shares, the Company will use commercially reasonable efforts to file all reports and other materials required to be filed by the Exchange Act, other than Form 8-K reports, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 of the Securities Act (when Rule 144 of the Securities Act becomes available to the Subscriber), and qualify the Subscribed Shares for listing on the applicable stock exchange on which the Company’s Class A common stock is then listed. The Company’s obligations to include the Subscribed Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Subscribed Shares as shall be reasonably requested by the Company to effect the registration of the Subscribed Shares, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Subscribed Shares. Notwithstanding anything to the contrary contained herein, the Company may delay or postpone filing of such

12

Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if the board of directors of the Company determines in good faith that such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that, (w) the Company shall not so delay filing or so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days or more than two (2) times in any three hundred sixty (360) day period and (x) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the undersigned of such securities as soon as practicable thereafter.

(b)    At its expense the Company shall advise Subscriber within two (2) Business Days: (i) when a Registration Statement or any post-effective amendment thereto has become effective; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Subscribed Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any of the foregoing or of a Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the undersigned agrees that (1) it will immediately discontinue offers and sales of the Subscribed Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (2) it will maintain the confidentiality of any information included in such written notice delivered by the Company except (A) for disclosure to the Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law, subpoena or regulatory request or requirement. If so directed by the Company, the undersigned will deliver to the Company or, in the undersigned’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares in the undersigned’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares shall not apply (w) to the extent the undersigned is required to retain a copy of such prospectus (A) in order to comply with applicable legal,

13

regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

Section 6.    Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the Company and Subscriber to terminate this Subscription Agreement, (c) if, on the Closing Date of the Transaction, any of the conditions to Closing set forth in Section 2 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated, or (d) the “Outside Date” (as such term is defined in the Transaction Agreement); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Transaction Agreement promptly after the termination thereof.

Section 7.    Trust Account Waiver. Subscriber hereby acknowledges that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company, and (c) will not seek recourse against the Trust Account for any reason whatsoever; provided, however, that nothing in this Section 7 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the Company’s amended and restated certificate of incorporation in respect of shares of Class A Common Stock of the Company acquired by any means other than pursuant to this Subscription Agreement.

Section 8.    Miscellaneous.

(a)    All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient; provided, that such notice, request, demand, claim or other communication is also sent to the recipient pursuant to clauses (i), (iii) or (iv) of this Section 8(a), (iii) one Business Day after being sent to the recipient by reputable overnight courier service

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(charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 8(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 8(a).

(b)    Subscriber acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.

(c)    Each of the Company and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d)    Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(e)    Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the Company may transfer the Subscription Agreement and its rights hereunder solely in connection with the consummation of the Transaction and exclusively to another entity under the control of, or under common control with, the Company, as applicable). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person, provided that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations.

(f)    All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transaction, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transaction and remain in full force and effect.

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(g)    The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures (except with respect to requests in connection with determining eligibility under applicable gaming laws and/or requests by gaming regulatory authorities, which requests shall be complied with in all respects).

(h)    This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought; provided that any rights (but not obligations) of a party under this Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party. Notwithstanding the foregoing, (i) no amendment, modification, or waiver of this Subscription Agreement, and (ii) no consent to termination of this Subscription Agreement pursuant to Section 6(b), shall be effective unless and until consented to in writing by RSI.

(i)    This Subscription Agreement and the non-disclosure agreement entered into by the parties hereto constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(j)    This Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that the Placement Agent shall be an intended third party beneficiary of the representations and warranties of the Company in Section 3 hereof and of the Subscribers in Section 4 hereof; provided further that RSI is an express intended third party beneficiary of Section 4(s) and the last sentence of Section 8(h) hereto.

(k)    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l)    In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under

16

this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

(m)    If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(n)    No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(o)    This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(p)    This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state (except insofar as affected by the statutes, rules and regulations related to gaming).

(q)    EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER

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SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r)    The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware) (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 8(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(s)    This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, partner, stockholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.

(t)    The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transactions and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, or employees or agents, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company or any of its affiliates. Notwithstanding anything in this Subscription Agreement to the contrary, the Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of the Subscriber or any of its affiliates or advisers, or include the name of the Subscriber

18

or any of its affiliates or advisers in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities law and (B) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of NYSE. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the SEC).

(u)    The obligations of each Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, RSI or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow.]

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IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

DMY TECHNOLOGY GROUP, INC.

By:
Name:
Title:

Address for Notices:

1180 NORTH TOWN CENTER DRIVE, SUITE 100 LAS VEGAS NV 89144

ATTN: Niccolo de Masi, Chief Executive

Officer

EMAIL: niccolo@dmytechnology.com

with a copy (not to constitute notice) to:

WHITE & CASE LLP

1221 AVENUE OF THE AMERICAS

NEW YORK, NY 10020

ATTN: Joel Rubinstein

             Elliott Smith

EMAIL: joel.rubinstein@whitecase.com

              elliott.smith@whitecase.com

[Signature Page to Subscription Agreement]

	SUBSCRIBER:

	Print Name:	[Various funds and accounts managed by Fidelity Management & Research Company]

	By:
		Name:
		Title:

	Address for Notices:

	Name in which shares are to be registered:

Number of Subscribed Shares subscribed for:

Price Per Subscribed Share:	$10.00

Aggregate Purchase Price:	$

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account of the Company specified by the Company in the Closing Notice.

[Signature Page to Subscription Agreement]

ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Subscriber

and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	ACCREDITED INVESTOR STATUS (Please check the box)

☐

Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

C.	AFFILIATE STATUS
(Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐

Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests or one of the following tests.

[Specify which tests:                ]

SUBSCRIBER:
Print Name:

By:
Name:
Title:

Exhibit 10.3

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on July 27, 2020, by and among dMY Technology Group, Inc., a Delaware corporation (the “Company”), Rush Street Interactive, LP, a Delaware limited partnership (“RSI”), Rush Street Interactive GP, LLC, a Delaware limited liability company (the “Sellers’ Representative”), and the undersigned subscriber (“Subscriber”).

WHEREAS, concurrently with the execution of this Subscription Agreement, the Company is entering into a definitive agreement with RSI, and the other parties thereto, in substantially the form previously provided to Subscriber, providing for the combination of the Company and RSI (the “Transaction Agreement” and the transactions contemplated by the Transaction Agreement, the “Transaction”);

WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company, immediately prior to the consummation of the Transaction, that number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on the signature page hereto (the “Subscribed Shares”) for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company; and

WHEREAS, on or about the date of this Subscription Agreement, the Company is entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such investors have agreed to purchase on the closing date of the Transaction, inclusive of the Subscribed Shares, an aggregate amount of up to 16,043,002 shares of Class A Common Stock, at the Per Share Price (the “Other Subscribed Shares” and together with the Subscribed Shares, the “Collective Subscribed Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.    Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”).

Section 2.    Closing.

(a)    The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the closing date of the Transaction (the “Closing Date”), immediately prior to the consummation of the Transaction.

(b)    At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated

1

Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company. No later than one (1) Business Day prior to the Closing Date, Subscriber shall deliver the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice, such funds to be held by the Company in escrow until the Closing, and deliver to the Company such information as is reasonably requested in the Closing Notice in order for the Company to issue the Subscribed Shares to Subscriber, including, without limitation, the legal name of the person in whose name the Subscriber Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8. At the Closing, upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 2, the Company shall deliver to Subscriber (i) the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions), and (ii) written notice from the Company’s transfer agent evidencing the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. In the event that the consummation of the Transaction does not occur within ten (10) Business Days after the anticipated Closing Date specified in the Closing Notice, the Company shall promptly (but in no event later than two (2) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to the Company by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 6 herein, Subscriber shall remain obligated (A) to redeliver funds to the issuer in escrow following the Company’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

(c)    The Closing shall be subject to the satisfaction or valid waiver by the Company, on the one hand, or Subscriber, on the other, of the conditions that, on the Closing Date:

(i)

no suspension of the qualification of the Subscribed Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)

all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement, including the approval of the Company’s stockholders, shall have been satisfied (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction pursuant to the Transaction Agreement) or waived, and the closing of the Transaction shall be scheduled to occur concurrently with or immediately following the Closing; and

(iii)

no governmental authority (including, but not limited to, any gaming authority) shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the

2

effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(d)    The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

(i)

all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date;

(ii)

Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iii)

if required by applicable gaming laws, rules, regulations, orders, policies or procedures, Subscriber shall have been found suitable by such gaming authorities and there shall be no pending or threatened investigations, reviews or adjudications of Subscriber or its affiliates or their respective employees, directors, officers or owners by any governmental authorities under applicable gaming laws the results of which could reasonably be expected to result in the denial, revocation, limitation or suspension of a gaming license with respect to the Company or RSI or their respective affiliates.

(e)    The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Closing Date:

(i)

all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date;

(ii)

the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)

except to the extent consented to in writing by Subscriber, the Transaction Agreement shall not have been amended, modified, supplemented or waived in a manner which materially and adversely affects the Company; and

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(iv)

assuming funding by Subscriber of the full Purchase Price hereunder, the Company shall have received aggregate gross proceeds of not less than $100 million from the sale of the Collective Subscribed Shares pursuant to the Subscription Agreements.

(f)    Prior to or at the Closing, Subscriber shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

Section 3.    Company Representations and Warranties. The Company represents and warrants to Subscriber that:

(a)    The Company (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company and its subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares.

(b)    The Subscribed Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights created under the Company’s organizational documents or the laws of its jurisdiction of incorporation.

(c)    This Subscription Agreement has been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d)    Assuming the accuracy of the representations and warranties of Subscriber, the execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject;

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(ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.

(e)    Assuming the accuracy of the representations and warranties of Subscriber, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including New York Stock Exchange (the “Stock Exchange”)) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) filings required by applicable state securities laws, (ii) filings required by applicable gaming laws, (iii) the filing of the Registration Statement pursuant to Section 5 below, (iv) the filing of a Notice of Exempt Offering of Securities on Form D with the United States Securities and Exchange Commission (“Commission”) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (v) those required by the Stock Exchange, including with respect to obtaining stockholder approval, (vi) those required to consummate the Transaction as provided under the Transaction Agreement, (vii) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (viii) the failure of which to obtain would not be reasonably likely to have a Company Material Adverse Effect.

(f)    As of their respective dates, all reports required to be filed by the Company with the Commission (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Reports.

(g)    As of the date hereof and immediately prior to the Closing and the consummation of the Transaction, the authorized capital stock of the Company consists and will consist of 400,000,000 shares of common stock, par value of $0.0001 per share (“Common Stock”), including 380,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock, par value of $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Shares”). As of the date hereof and immediately prior to the Closing and prior to giving effect to any of the Transactions contemplated by the Transaction Agreement: (i) 23,000,000 shares of Class A Common Stock, 5,750,000 shares of Class B Common Stock and

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no Preferred Shares are and will be issued and outstanding; (ii) 18,100,000 warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share (“Warrants”), are and will be issued and outstanding, including 6,600,000 private placement warrants; and (iii) no shares of Class A Common Stock are or will be subject to issuance upon exercise of outstanding options. No Warrants are exercisable on or prior to the Closing.

(h)    All (i) issued and outstanding Class A Common Stock has been duly authorized and validly issued, is fully paid and non-assessable and is not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to (i) the Other Subscription Agreements, or (ii) the Transaction Agreement (including the exhibits and schedules thereto), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Class A Common Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than (A) the letter agreements entered into by the Company in connection with the Company’s initial public offering on February 20, 2020, pursuant to which the Company’s sponsor and the Company’s executive officers and independent directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction, and (B) as contemplated by the Transaction Agreement.

(i)    There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of (i) the Subscribed Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement.

(j)    Except for such matters as have not had and would not be reasonably likely to have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

(k)    The issued and outstanding shares of Class A Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the Stock Exchange under the symbol “DMYT”. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Stock Exchange or the Commission with respect to any intention by such entity to deregister the shares of Class A Common Stock or prohibit or terminate the listing of the shares of Common Stock on the Stock Exchange. The Company has taken no action that is designed to terminate the registration of the shares of Class A Common Stock under the Exchange Act.

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(l)    Upon consummation of the Transaction, the issued and outstanding shares of Class A Common Stock (excluding, for the avoidance of doubt, the Subscribed Shares) will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the Stock Exchange, or another U.S. national securities exchange.

(m)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Shares by the Company to Subscriber.

(n)    Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares.

(o)    Except for the Placement Agent, no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

Section 4.    Subscriber Representations and Warranties. Subscriber represents and warrants to the Company that:

(a)    Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b)    This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c)    The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

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(d)    Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Annex A, (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares.

(e)    Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. Subscriber understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

(f)    Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Company, any other party to the Transaction or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Subscription Agreement. Subscriber acknowledges that certain information provided by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(g)    In making its decision to purchase the Subscribed Shares, Subscriber has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to the Company and the Transaction (including RSI and its subsidiaries (collectively, the “Acquired Companies”)). Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares. Subscriber

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acknowledges and agrees that neither Needham & Company, LLC, acting as placement agent to the Company (the “Placement Agent”), nor any affiliate of the Placement Agent has provided Subscriber with any information or advice with respect to the Subscribed Shares nor is such information or advice necessary or desired. Neither the Placement Agent nor any of its affiliates has made or makes any representation as to the Company or the Acquired Companies or the quality or value of the Subscribed Shares and the Placement Agent and any of its respective affiliates may have acquired non-public information with respect to the Company or the Acquired Companies which Subscriber agrees need not be provided to it. In connection with the issuance of the Subscribed Shares to Subscriber, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to Subscriber.

(h)    Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and the Company and/or RSI, or their respective affiliates, or by means of contact from the Placement Agent and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and the Company and/or RSI, or their respective affiliates. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(i)    Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision.

(j)    Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(k)    Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

(l)    Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under

9

applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived.

(m)    Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof such Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Company. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Shares covered by this Agreement.

(n)    Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(o)    No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder.

(p)    If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that neither the Company, nor any of its

10

respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares.

(q)    Subscriber at the Closing will have sufficient funds to pay the Purchase Price pursuant to Section 2.

(r)    No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

(s)    Subscriber agrees that, notwithstanding Section 8(i), the Placement Agent may rely upon the representations and warranties made by Subscriber to the Company in this Subscription Agreement.

Section 5.    Registration of Subscribed Shares.

(a)    The Company agrees that, prior to the Closing Date, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Subscribed Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective upon the Closing, but no later than sixty (60) calendar days following the Closing Date (the “Effectiveness Deadline”), provided, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC. The Company will use its commercially reasonable efforts to provide a draft of the Registration Statement to the undersigned for review (but not comment) at least two (2) business days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subscribed Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Subscribed Shares which is equal to the maximum number of Subscribed Shares as is permitted by the SEC. In such event, the number of Subscribed Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber until the earlier of (i) two years from the issuance of the Subscribed Shares, (ii) the date on which all of the Subscribed Shares shall have been sold, or (iii) on the first date on which the undersigned can sell all of its Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold. For as long as the Registration Statement shall remain effective pursuant to the immediately preceding sentence, the Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Subscribed Shares pursuant to the Registration Statement or Rule 144

11

of the Securities Act (when Rule 144 of the Securities Act becomes available to the Company), as applicable, qualify the Subscribed Shares for listing on the applicable stock exchange on which the Company’s Class A common stock is then listed, and update or amend the Registration Statement as necessary to include the Subscribed Shares. The undersigned agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), of Subscribed Shares to the Company (or its successor) upon request to assist the Company in making the determination described above. The Company’s obligations to include the Subscribed Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Subscribed Shares as shall be reasonably requested by the Company to effect the registration of the Subscribed Shares, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Subscribed Shares. Notwithstanding anything to the contrary contained herein, the Company may delay or postpone filing of such Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that, (w) the Company shall not so delay filing or so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days or more than two (2) times in any three hundred sixty (360) day period and (x) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the undersigned of such securities as soon as practicable thereafter.

(b)    Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the undersigned agrees that (i) it will immediately discontinue offers and sales of the Subscribed Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by the Company, the undersigned

12

will deliver to the Company or, in the undersigned’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares in the undersigned’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares shall not apply (w) to the extent the undersigned is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

Section 6.    Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the Company, RSI, the Sellers’ Representative and Subscriber to terminate this Subscription Agreement, (c) if, on the Closing Date of the Transaction, any of the conditions to Closing set forth in Section 2 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated, or (d) the “Outside Date” (as such term is defined in the Transaction Agreement); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Transaction Agreement promptly after the termination thereof.

Section 7.    Trust Account Waiver. Subscriber hereby acknowledges that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company, and (c) will not seek recourse against the Trust Account for any reason whatsoever; provided, however, that nothing in this Section 7 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the Company’s amended and restated certificate of incorporation in respect of shares of Class A Common Stock of the Company acquired by any means other than pursuant to this Subscription Agreement.

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Section 8.    Miscellaneous.

(a)    All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient; provided, that such notice, request, demand, claim or other communication is also sent to the recipient pursuant to clauses (i), (iii) or (iv) of this Section 8(a), (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 8(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 8(a).

(b)    Subscriber acknowledges that the Company, RSI, the Sellers’ Representative, and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company, RSI, and the Sellers’ Representative if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.

(c)    Each of the Company, RSI, the Sellers’ Representative, and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d)    Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(e)    Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Company, RSI, or the Sellers’ Representative hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the Company or RSI may transfer the Subscription Agreement and its rights hereunder solely in connection with the consummation of the Transaction and exclusively to another entity under the control of, or under common control with, the Company or RSI, as applicable). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or,

14

with the Company’s, RSI’s, and the Sellers’ Representative’s prior written consent, to another person, provided that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations.

(f)    All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transaction, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transaction and remain in full force and effect.

(g)    The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures (except with respect to requests in connection with determining eligibility under applicable gaming laws and/or requests by gaming regulatory authorities, which requests shall be complied with in all respects).

(h)    This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought; provided, that, this Subscription Agreement may be amended, modified, waived or terminated with the written consent of the Company, RSI, the Sellers’ Representative and the Subscribers then holding a majority of the Collective Subscribed Shares then committed to be purchased at the Closing by (or, if after the Closing, then held by) all Subscribers (the “Required Subscribers”). Upon the effectuation of such waiver, modification, amendment or termination with the consent of the Required Subscribers in conformance with this Section 8(h), such amendment, modification, waiver or termination shall be binding on all Subscribers and effective as to all of the Subscription Agreements. The Company shall promptly give written notice thereof to Subscriber if Subscriber has not previously consented to such amendment, modification, waiver or termination in writing; provided that the failure to give such notice shall not affect the validity of such amendment, modification, waiver or termination. Notwithstanding anything to the contrary herein, (i) no amendment, modification or waiver shall be effective against any Subscriber unless such amendment, modification or waiver applies to all Subscribers equally, (ii) any amendment, modification or waiver that has a disproportionate effect on a Subscriber (considered apart from any disproportionate effect owing to the number of Subscribed Shares held by such Subscriber), shall require the consent of such Subscriber and (iii) any amendment to Section 3, Section 5, or Section 6 of this Subscription Agreement shall require the consent of the undersigned Subscriber.

(i)    This Subscription Agreement and the non-disclosure agreement entered into by the parties hereto constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(j)    This Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided,

15

however, that the Placement Agent shall be an intended third party beneficiary of the representations and warranties of the Company in Section 3 hereof and of the Subscribers in Section 4 hereof.

(k)    The parties hereto acknowledge and agree that: (i) this Subscription Agreement is being entered in order to induce each of RSI, the Sellers (as defined in the Transaction Agreement) and the Sellers’ Representative to execute and deliver the Transaction Agreement and without the representations, warranties, covenants and agreements of the Company and Subscriber hereunder, each of RSI, the Sellers, and the Sellers’ Representative would not enter into the Transaction Agreement; and (ii) irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 8(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In connection with any proceeding for which RSI and the Sellers’ Representative are being granted an award of money damages, each of the Company and Subscriber agrees that such damages, to the extent payable by such party, shall include, without limitation, damages related to the consideration that is or was to be paid to the Company or the Sellers under the Transaction Agreement and/or this Subscription Agreement and such damages are not limited to an award of out-of-pocket fees and expenses related to the Transaction Agreement and this Subscription Agreement.

(l)    In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

(m)    If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

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(n)    No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(o)    This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(p)    This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state (except insofar as affected by the statutes, rules and regulations related to gaming).

(q)    EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r)    The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within

17

the State of Delaware) (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 8(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(s)    This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, partner, stockholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.

(t)    Subscriber hereby consents to the publication and disclosure in any press release issued by the Company, the Sellers or RSI of any Form 8-K filed by the Company with the SEC in connection with the execution and delivery of the Transaction Agreement or the transactions contemplated thereby and the Proxy Statement (as defined in the Transaction Agreement) (and, as and to the extent otherwise required by the federal securities laws, exchange rules, the SEC or any other securities authorities or any rules and regulations promulgated thereby, any other documents or communications provided by the Company, the Sellers or RSI to any governmental entity or to any securityholders of the Company) of Subscriber’s identity and beneficial ownership of the Subscribed Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company, the Sellers or RSI, a copy of this Agreement, all solely to the extent required by applicable law or any regulation or stock exchange listing requirement. Subscriber will promptly provide any information reasonably requested by the Company, the Sellers or RSI for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the SEC). For the avoidance of doubt, nothing in this Agreement shall require or be deemed to require the Company, the Sellers or RSI to make public or disclose any material, non-public information that the Company, the Sellers and/or RSI have provided to Subscriber other than the material, non-public information that is contained in the Proxy Statement (as defined in the Transaction Agreement) or other filings of the Company with the SEC. Notwithstanding the foregoing, the Company shall provide to Subscriber a copy of any proposed disclosure relating to the Subscriber in accordance with the provisions of this Section 8(t) in advance of any publication thereof and shall include such revisions to such proposed disclosure as Subscriber shall reasonably request. Following the filing of the Form 8-K following Closing, to the Company’s knowledge, Subscriber will not be in possession of any material nonpublic information and will no longer be subject to any confidentiality or similar obligations under any current agreement with the Company or any of its affiliates.

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(u)    The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, RSI or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow.]

19

IN WITNESS WHEREOF, each of the Company, RSI, the Sellers’ Representative and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

DMY TECHNOLOGY GROUP, INC.

By:
Name:
Title:

Address for Notices:

1180 NORTH TOWN CENTER DRIVE, SUITE 100 LAS VEGAS NV 89144

ATTN: Niccolo de Masi, Chief Executive

Officer

EMAIL: niccolo@dmytechnology.com

with a copy (not to constitute notice) to:

WHITE & CASE LLP

1221 AVENUE OF THE AMERICAS

NEW YORK, NY 10020

ATTN: Joel Rubinstein

             Elliott Smith

EMAIL: joel.rubinstein@whitecase.com

             elliott.smith@whitecase.com

[Signature Page to Subscription Agreement]

RUSH STREET INTERACTIVE, LP

By:
Name:
Title:

Address for Notices:

900 NORTH MICHIGAN AVENUE

SUITE 1600

CHICAGO, IL 60611

ATTN: Neil Bluhm

             Greg Carlin

EMAIL: neilb@lambllc.com

             gcarlin@rushst.com

with a copy (not to constitute notice) to:

KIRKLAND & ELLIS LLP

300 N. LASALLE

CHICAGO, IL 60654

ATTN: Richard J. Campbell, P.C.

             Karen E. Flanagan

EMAIL: rcampbell@kirkland.com

             karen.flanagan@kirkland.com

[Signature Page to Subscription Agreement]

RUSH STREET INTERACTIVE GP, LLC

By:
Name:
Title:

Address for Notices:

900 NORTH MICHIGAN AVENUE

SUITE 1600

CHICAGO, IL 60611

ATTN: Neil Bluhm

             Greg Carlin

EMAIL: neilb@lambllc.com

             gcarlin@rushst.com

with a copy (not to constitute notice) to:

KIRKLAND & ELLIS LLP

300 N. LASALLE

CHICAGO, IL 60654

ATTN: Richard J. Campbell, P.C.

             Karen E. Flanagan

EMAIL: rcampbell@kirkland.com

             karen.flanagan@kirkland.com

[Signature Page to Subscription Agreement]

SUBSCRIBER:

Print
Name:

By:
Name:
Title:

Address for Notices:

Name in which shares are to be registered:

Number of Subscribed Shares subscribed for:

Price Per Subscribed Share:	$10.00

Aggregate Purchase Price:	$

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account of the Company specified by the Company in the Closing Notice.

[Signature Page to Subscription Agreement]

ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Subscriber

and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	ACCREDITED INVESTOR STATUS (Please check the box)

☐

Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

C.	AFFILIATE STATUS
(Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐

Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests or one of the following tests.

[Specify which tests:                    ]

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